           As filed with the Securities and Exchange Commission on April 3, 2009

                                           1933 Act Registration No. 333-135039

                                            1940 Act Registration No. 811-08517
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                       POST-EFFECTIVE AMENDMENT NO. 8 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                             AMENDMENT NO. 172 /X/

                    Lincoln Life Variable Annuity Account N
                           (Exact Name of Registrant)

                           Lincoln ChoicePlus Design

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Dennis L. Schoff, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                          Ronald R. Bessette, Esquire
                  The Lincoln National Life Insurance Company
                               One Granite Place
                               Concord, NH 03301

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b) of Rule 485

/x/  on May 1, 2009, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /  on _____________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                  payment deferred variable annuity contracts.

Lincoln ChoicePlusSM Design
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street

Fort Wayne, IN 46802-7866
www.LincolnFinancial.com

1-888-868-2583

This prospectus describes individual flexible premium deferred variable annuity contracts that are issued by The Lincoln National Life Insurance Company (Lincoln Life). Three separate contracts are offered in this prospectus, each of which has different features and charges. You must choose from one of the following contracts:
 o Lincoln ChoicePlus Design 1 (standard)
 o Lincoln ChoicePlus Design 2 (4 year surrender charge)
 o Lincoln ChoicePlus Design 3 (3% enhancement)

In deciding which contract to purchase, you should consider which features are important to you, and the amount of separate account and withdrawal charges you are willing to bear relative to your needs. In deciding whether to purchase any of the optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs.

These contracts are primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If any portion of your contract value is in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an interest adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.

Expenses for contracts offering a bonus credit may be higher. Because of this, the amount of the bonus credits may, over time, be offset by additional fees and charges.

All purchase payments (and any applicable bonus credits and persistency credits) for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AllianceBernstein Variable Products Series Fund (Class B):

     AllianceBernstein VPS Global Thematic Growth Portfolio
     (formerly AllianceBernstein VPS Global Technology Portfolio)

     AllianceBernstein VPS Growth and Income Portfolio AllianceBernstein VPS International Value Portfolio AllianceBernstein VPS Small/Mid Cap Value Portfolio
American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

BlackRock Variable Series Funds, Inc. (Class III):
     BlackRock Global Allocation V.I. Fund*
Delaware VIP Trust (Service Class):

   Delaware VIP Diversified Income Series
   Delaware VIP Emerging Markets Series
     Delaware VIP High Yield Series

     Delaware VIP Limited-Term Diversified Income
     (formerly Delaware VIP Capital Reserves Series)
     Delaware VIP REIT Series

     Delaware VIP Small Cap Value Series*
     Delaware VIP Trend Series
     Delaware VIP U.S. Growth Series
     Delaware VIP Value Series
DWS Investments VIT Funds (Class B):

     DWS Equity 500 Index VIP Portfolio*
     DWS Small Cap Index VIP Portfolio*
DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation Plus VIP Portfolio*

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund Portfolio
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund

     FTVIPT Templeton Global Bond Securities Fund*
     (formerly FTVIPT Templeton Global Income Securities Fund)

     FTVIPT Templeton Growth Securities Fund*
Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP Capital Growth Fund
     LVIP Cohen & Steers Global Real Estate Fund

     LVIP Columbia Value Opportunities Fund
     LVIP Delaware Bond Fund
     LVIP Delaware Foundation Aggressive Allocation Fund*

     LVIP Delaware Growth and Income Fund

     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP FI Equity-Income Fund

     LVIP Global Income Fund*

     LVIP Janus Capital Appreciation Fund
     LVIP Marsico International Growth Fund
     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund

     LVIP SSgA Bond Index Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund

     LVIP SSgA Small/Mid Cap 200*

     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund

     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth Fund

     LVIP Turner Mid-Cap Growth Fund
     LVIP UBS Global Asset Allocation Fund*
     LVIP Wilshire 2010 Profile Fund*
     LVIP Wilshire 2020 Profile Fund*
     LVIP Wilshire 2030 Profile Fund*
     LVIP Wilshire 2040 Profile Fund*

     LVIP Wilshire Aggressive Profile Fund
     LVIP Wilshire Conservative Profile Fund
     LVIP Wilshire Moderate Profile Fund
     LVIP Wilshire Moderately Aggressive Profile Fund
MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     Growth Series*
     Total Return Series
     Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio*
     Neuberger Berman AMT Regency Portfolio*

PIMCO Variable Insurance Trust (Advisor Class):
     PIMCO VIT Commodity Real Return Strategy Portfolio*


* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2009

Table of Contents



Item                                                          Page
Special Terms                                                   5
Expense Tables                                                  7
Summary of Common Questions                                    15
The Lincoln National Life Insurance Company                    18
Variable Annuity Account (VAA)                                 19
Investments of the Variable Annuity Account                    19
Charges and Other Deductions                                   24
The Contracts                                                  32
 Contracts Offered in this Prospectus                          32
 Purchase Payments                                             33
 Bonus Credits                                                 33
 Persistency Credits                                           33
 Transfers On or Before the Annuity Commencement Date          34
 Surrenders and Withdrawals                                    37
 Death Benefit                                                 39
 Investment Requirements                                       43
 Living Benefit Riders                                         48
 Lincoln Lifetime IncomeSM Advantage                           48
 Lincoln SmartSecurity (Reg. TM) Advantage                     58
 i4LIFE (Reg. TM) Advantage                                    63
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage     67
 4LATER (Reg. TM) Advantage                                    70
 Annuity Payouts                                               74
 Fixed Side of the Contract                                    76
Distribution of the Contracts                                  79
Federal Tax Matters                                            80
Additional Information                                         84
 Voting Rights                                                 84
 Return Privilege                                              85
 Other Information                                             85
 Legal Proceedings                                             86
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                    87
Appendix A - Condensed Financial Information                  A-1
 Design 1                                                     A-1
 Design 2                                                     A-6
 Design 3                                                     A-11

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.


Account Value - Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value equals the initial Account Value plus investment gains minus losses, regular income payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.


Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Bonus credit - If you select Design 3, the additional amount credited to the contract for each purchase payment.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Earnings - The excess of contract value over the sum of bonus credits, persistency credits and purchase payments which have not yet been withdrawn from the contract.

Free amount - The amount that may be withdrawn each contract year without incurring a surrender charge.


Good Order - The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Income Benefit - An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.


i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Lincoln Lifetime IncomeSM Advantage - Provides minimum guaranteed lifetime periodic withdrawals that may increase. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current contract value.

Lincoln SmartSecurity (Reg. TM) Advantage - Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic

Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.


Living Benefit - A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements. These riders are the Lincoln Smart Security (Reg. TM) Advantage, Lincoln Lifetime Income AdvantageSM, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit).


Persistency credit - If you select Design 2 or Design 3, the additional amount credited to the contract after a specified contract anniversary.

Purchase payments - Amounts paid into the contract other than bonus credits and persistency credits.

Selling group individuals - A contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:

 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us for the Design products described in this prospectus) and their spouses and minor children
 o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.


Contractowner Transaction Expenses:



  o   Surrender charge (as a percentage of purchase payments surrendered/withdrawn):      Design 1      Design 2      Design 3
                                                                                          6.0%*         6.0%*         8.5%*

* For both Design 1 and Design 3, the surrender charge percentage is reduced over a 7-year period at the following rates: Design 1 - 6%, 6%, 5%, 5%, 4%, 3%, 2%; Design 3 - 8.5%, 8%, 7%, 6%, 5%, 4%, 3%. For Design 2, the
   surrender charge percentage is reduced over a 4-year period at the following rate: 6%, 6%, 5%, 5%. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.


We may apply an interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under the Lincoln SmartSecurity (Reg. TM) Advantage and regular income payments under i4LIFE (Reg. TM) Advantage). See Fixed Side of the Contract.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $35*

*The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year.


Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


                                                    Guarantee of      Enhanced Guaranteed
                                    Account Value   Principal Death   Minimum Death        Estate Enhancement
                                    Death Benefit   Benefit           Benefit (EGMDB)      Benefit (EEB)
                                    --------------- ----------------- -------------------- -------------------
Design 1 (standard):
Mortality and expense risk charge       1.00%            1.05%               1.30%                1.50%
Administrative charge                   0.10%            0.10%               0.10%                0.10%
                                                                                                               --
Total annual charge for each
subaccount                              1.10%            1.15%               1.40%                1.60%
Design 2 (4 year surrender
charge):
Mortality and expense risk charge       1.45%            1.50%               1.75%                1.95%
Administrative charge                   0.10%            0.10%               0.10%                0.10%
Total annual charge for each
subaccount                              1.55%            1.60%               1.85%                2.05%
Design 3 (3% enhancement)
Mortality and expense risk charge       1.45%            1.50%               1.75%                1.95%
Administrative charge                   0.10%            0.10%               0.10%                0.10%
Total annual charge for each
subaccount                              1.55%            1.60%               1.85%                2.05%

Optional Rider Charges:

                    Lincoln Lifetime IncomeSM Advantage:



                                        Lincoln Lifetime IncomeSM
                                                Advantage
                                       Single or Joint Life Option
                                      ----------------------------
o   Guaranteed maximum annual
    percentage charge*                           1.50%
o   Current annual percentage
    charge* **                                   0.90%
o   Additional charge for Lincoln
    Lifetime IncomeSM Advantage
    Plus*                                        0.15%


*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment and any bonus credit or contract value at the time of election) as increased for subsequent purchase payments, any bonus credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. These changes to the Guaranteed Amount are discussed below. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.


**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000.



Lincoln SmartSecurity (Reg. TM) Advantage:



                                Lincoln SmartSecurity (Reg. TM)
                                  Advantage - 5 Year Elective
                                       Step-Up option+ **
                               ---------------------------------
o   Guaranteed maximum annual
    percentage charge*                      0.95%
o   Current annual percentage
    charge*                                 0.65%



      Lincoln SmartSecurity (Reg. TM)    Lincoln SmartSecurity (Reg. TM)
        Advantage - 1 Year Automatic      Advantage - 1 Year Automatic
               Step-Up option                    Step-Up option
     - Single Life (and prior version)            - Joint Life
    ----------------------------------- --------------------------------
o
                  1.50%                              1.50%
o
                  0.65%                              0.80%


*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment and any bonus credit or contract value at the time of election) as increased for subsequent purchase payments, any bonus credits, and step-ups and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.


**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount.

+As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM)Advantage - 5 Year Elective Step-up option is no longer available for purchase.




4LATER (Reg. TM) Advantage:





  o   Guaranteed maximum annual percentage charge*      1.50%
  o   Current annual percentage charge* **              0.65%



*The annual percentage charge for the 4LATER (Reg. TM) Advantage is multiplied by the Income Base (initial purchase payment and any bonus credit or contract value at the time of election) as increased for subsequent purchase payments, any bonus credits, automatic 15% Enhancements, and Resets and decreased for withdrawals. The 4LATER (Reg. TM) Advantage charge is deducted from the subaccounts on a quarterly basis.

**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base.



The next table describes charges that apply only when i4LIFE (Reg. TM) Advantage is in effect. The charge for any Guaranteed Income Benefit, if elected, is added to the i4LIFE (Reg. TM) Advantage charge and the total is deducted from your average daily account value.

i4LIFE (Reg. TM) Advantage Payout Phase (On and After the Periodic Income Commencement Date):


i4LIFE (Reg. TM) Advantage (as a daily percentage of average account value)*:



                                     Design 1      Design 2      Design 3
                                     ----------    ----------    ---------
o   Account Value Death Benefit        1.50%         1.95%         1.95%
o   Guarantee of Principal Death
    Benefit*                           1.55%         2.00%         2.00%
o   Enhanced Guaranteed Minimum
    Death Benefit (EGMDB)*             1.80%         2.25%         2.25%

*During the Lifetime Income Period, the charge will be the same rate as the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

Optional Rider Charges:

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (as a daily percentage of average account value):




  o   Guaranteed maximum annual percentage charge      1.50%**
  o   Current annual percentage charge                 0.50%*


4LATERSM Advantage Guaranteed Income Benefit (as a daily percentage of average account value):




  o   Guaranteed maximum annual percentage charge      1.50%
  o   Current annual percentage charge                 0.65%* ***



For example, if you purchase the i4LIFE (Reg. TM) Advantage EGMDB for 2.25% with the 4LATERSM Advantage Guaranteed Income Benefit at a maximum charge of 1.50%, your total annual charge is 3.75% (as a daily percentage of average account value).

*The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge.

**Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit and may purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase the Lincoln Lifetime IncomeSM Advantage.

***For contracts purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base.


The next table describes the separate account annual expenses (as a percentage of average daily net assets in the subaccounts) you pay on and after the Annuity Commencement Date:




  o   Mortality and expense risk charge and Administrative charge      1.10%


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2008. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         4.15%        0.53%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       1.81%        0.53%



* 35 of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2010.

The following table shows the expenses charged by each fund for the year ended December 31, 2008:


(as a percentage of each fund's average net assets):



                                                                         Management                      Other
                                                                            Fees        12b-1 Fees      Expenses
                                                                          (before        (before        (before
                                                                            any            any            any
                                                                          waivers/       waivers/       waivers/
                                                                         reimburse-     reimburse-     reimburse-
                                                                           ments)   +     ments)   +     ments)   +
AllianceBernstein VPS Global Thematic Growth Portfolio (Class
 B)                                                                      0.75   %       0.25   %       0.18   %
AllianceBernstein VPS Growth and Income Portfolio (Class B)              0.55           0.25           0.07
AllianceBernstein VPS International Value Portfolio (Class B)            0.74           0.25           0.07
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B)            0.75           0.25           0.11
American Century VP II Inflation Protection Fund (Class II)(2)(3)        0.48           0.25           0.01
American Funds Global Growth Fund (Class 2)(1)                           0.53           0.25           0.02
American Funds Global Small Capitalization Fund (Class 2)(1)             0.71           0.25           0.03
American Funds Growth Fund (Class 2)(1)                                  0.32           0.25           0.01
American Funds Growth-Income Fund (Class 2)(1)                           0.27           0.25           0.01
American Funds International Fund (Class 2)(1)                           0.49           0.25           0.03
BlackRock Global Allocation V.I. Fund (Class III)                        0.65           0.25           0.13
Delaware VIP Diversified Income Series (Service Class) (4)               0.62           0.30           0.11
Delaware VIP Emerging Markets Series (Service Class)(4)                  1.24           0.30           0.17
Delaware VIP High Yield Series (Service Class)(4)                        0.65           0.30           0.12
Delaware VIP Limited-Term Diversified Income (Service
 Class)(4)                                                               0.50           0.30           0.17
Delaware VIP REIT Series (Service Class)(4)                              0.75           0.30           0.12
Delaware VIP Small Cap Value Series (Service Class)(4)                   0.73           0.30           0.12
Delaware VIP Trend Series (Service Class)(4)                             0.75           0.30           0.12
Delaware VIP U.S. Growth Series (Service Class)(4)                       0.65           0.30           0.11
Delaware VIP Value Series (Service Class)(4)                             0.65           0.30           0.11
DWS Alternative Asset Allocation Plus VIP Portfolio (Class
 B)(5)(6)(7)(8)(9)                                                       0.20           0.25           0.33
DWS Equity 500 Index VIP Portfolio (Class B)(10)(11)                     0.20           0.25           0.13
DWS Small Cap Index VIP Portfolio (Class B)(10)                          0.35           0.25           0.19
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(12)        0.56           0.25           0.10
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(13)            0.56           0.25           0.12
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(14)           0.56           0.25           0.12
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(15)          0.71           0.25           0.16
FTVIPT Franklin Income Securities Fund (Class 2)(16)                     0.45           0.25           0.02
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class
          2)(17)                                                         0.50           0.25           0.28
FTVIPT Mutual Shares Securities Fund (Class 2)                           0.60           0.25           0.13
FTVIPT Templeton Global Bond Securities Fund (Class 2)(18)               0.47           0.25           0.11
FTVIPT Templeton Growth Securities Fund (Class 2)(16)                    0.74           0.25           0.04
LVIP Baron Growth Opportunities Fund (Service Class)(19)                 1.00           0.25           0.09
LVIP Capital Growth Fund (Service Class)(20)                             0.72           0.25           0.09
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(21)(22)                                                          0.95           0.25           0.18
LVIP Columbia Value Opportunities Fund (Service Class)(23)               1.05           0.25           0.20
LVIP Delaware Bond Fund (Service Class)                                  0.33           0.35           0.07
LVIP Delaware Foundation Aggressive Allocation Fund (Service
 Class)(61)(62)                                                          0.75           0.25           0.11



                                                                                                                 Total
                                                                                                               Expenses
                                                                                          Total                 (after
                                                                                         Expenses     Total    Contractu
                                                                                         (before   Contractual    ua
                                                                          Acquired         any      waivers/   waivers/
                                                                            Fund         waivers/  reimburse-  reimburse
                                                                          Fees and      reimburse-    ments       e-
                                                                          Expenses  =     ments)    (if any)    ments)
AllianceBernstein VPS Global Thematic Growth Portfolio (Class
 B)                                                                      0.00   %       1.18   %
AllianceBernstein VPS Growth and Income Portfolio (Class B)              0.00           0.87
AllianceBernstein VPS International Value Portfolio (Class B)            0.00           1.06
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B)            0.00           1.11
American Century VP II Inflation Protection Fund (Class II)(2)(3)        0.00           0.74
American Funds Global Growth Fund (Class 2)(1)                           0.00           0.80
American Funds Global Small Capitalization Fund (Class 2)(1)             0.00           0.99
American Funds Growth Fund (Class 2)(1)                                  0.00           0.58
American Funds Growth-Income Fund (Class 2)(1)                           0.00           0.53
American Funds International Fund (Class 2)(1)                           0.00           0.77
BlackRock Global Allocation V.I. Fund (Class III)                        0.00           1.03
Delaware VIP Diversified Income Series (Service Class) (4)               0.00           1.03       -0.05   %   0.98   %
Delaware VIP Emerging Markets Series (Service Class)(4)                  0.00           1.71       -0.05       1.66
Delaware VIP High Yield Series (Service Class)(4)                        0.00           1.07       -0.05       1.02
Delaware VIP Limited-Term Diversified Income (Service
 Class)(4)                                                               0.00           0.97       -0.05       0.92
Delaware VIP REIT Series (Service Class)(4)                              0.00           1.17       -0.05       1.12
Delaware VIP Small Cap Value Series (Service Class)(4)                   0.00           1.15       -0.05       1.10
Delaware VIP Trend Series (Service Class)(4)                             0.00           1.17       -0.05       1.12
Delaware VIP U.S. Growth Series (Service Class)(4)                       0.00           1.06       -0.05       1.01
Delaware VIP Value Series (Service Class)(4)                             0.00           1.06       -0.05       1.01
DWS Alternative Asset Allocation Plus VIP Portfolio (Class
 B)(5)(6)(7)(8)(9)                                                       1.35           2.13       -0.32       1.81
DWS Equity 500 Index VIP Portfolio (Class B)(10)(11)                     0.00           0.58
DWS Small Cap Index VIP Portfolio (Class B)(10)                          0.00           0.79
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(12)        0.00           0.91
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(13)            0.00           0.93
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(14)           0.00           0.93
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(15)          0.00           1.12
FTVIPT Franklin Income Securities Fund (Class 2)(16)                     0.00           0.72
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class
          2)(17)                                                         0.02           1.05       -0.02       1.03
FTVIPT Mutual Shares Securities Fund (Class 2)                           0.00           0.98
FTVIPT Templeton Global Bond Securities Fund (Class 2)(18)               0.00           0.83
FTVIPT Templeton Growth Securities Fund (Class 2)(16)                    0.00           1.03
LVIP Baron Growth Opportunities Fund (Service Class)(19)                 0.00           1.34       -0.05       1.29
LVIP Capital Growth Fund (Service Class)(20)                             0.00           1.06       -0.03       1.03
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(21)(22)                                                          0.00           1.38       -0.22       1.16
LVIP Columbia Value Opportunities Fund (Service Class)(23)               0.00           1.50
LVIP Delaware Bond Fund (Service Class)                                  0.00           0.75
LVIP Delaware Foundation Aggressive Allocation Fund (Service
 Class)(61)(62)                                                          0.03           1.14       -0.13       1.01

                                                                    Management                      Other
                                                                       Fees        12b-1 Fees      Expenses
                                                                     (before        (before        (before
                                                                       any            any            any
                                                                     waivers/       waivers/       waivers/
                                                                    reimburse-     reimburse-     reimburse-
                                                                      ments)   +     ments)   +     ments)   +
LVIP Delaware Growth and Income Fund (Service Class)                0.34   %       0.35   %       0.07   %
LVIP Delaware Social Awareness Fund (Service Class)                 0.37           0.35           0.07
LVIP Delaware Special Opportunities Fund (Service Class)            0.40           0.35           0.07
LVIP FI Equity-Income Fund (Service Class)(24)                      0.75           0.25           0.07
LVIP Global Income Fund (Service Class)(25)(26)                     0.65           0.25           0.19
LVIP Janus Capital Appreciation Fund (Service Class)(27)            0.75           0.25           0.10
LVIP Marsico International Growth Fund (Service Class)(28)          0.92           0.25           0.13
LVIP MFS Value Fund (Service Class)(29)                             0.66           0.25           0.08
LVIP Mid-Cap Value Fund (Service Class)(30)                         0.89           0.25           0.10
LVIP Mondrian International Value Fund (Service Class)              0.70           0.25           0.10
LVIP Money Market Fund (Service Class)(31)                          0.35           0.25           0.08
LVIP SSgA Bond Index Fund (Service Class)(32)(33)                   0.40           0.25           0.13
LVIP SSgA Developed International 150 Fund (Service
 Class)(34)(35)                                                     0.75           0.25           2.04
LVIP SSgA Emerging Markets 100 Fund (Service Class)(36)(37)         1.09           0.25           2.81
LVIP SSgA International Index Fund (Service Class)(33)(38)          0.40           0.25           1.18
LVIP SSgA Large Cap 100 Fund (Service Class)(39)(40)                0.52           0.25           0.43
LVIP SSgA Small/Mid Cap 200 Fund (Service Class)(42)(43)(64)        0.69           0.25           0.66
LVIP SSgA S&P 500 Index Fund (Service Class)(41)                    0.24           0.25           0.09
LVIP SSgA Small-Cap Index Fund (Service Class)(44)                  0.32           0.25           0.15
LVIP T. Rowe Price Growth Stock Fund (Service Class)(45)            0.73           0.25           0.09
LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service
 Class)                                                             0.74           0.25           0.10
LVIP Templeton Growth Fund (Service Class)(46)                      0.74           0.25           0.08
LVIP Turner Mid-Cap Growth Fund (Service Class)(47)(48)             0.89           0.25           0.18
LVIP UBS Global Asset Allocation Fund (Service Class)(63)           0.74           0.25           0.11
LVIP Wilshire 2010 Profile Fund (Service Class)(49)(50)(51)         0.25           0.25           0.60
LVIP Wilshire 2020 Profile Fund (Service Class)(49)(50)(51)         0.25           0.25           0.31
LVIP Wilshire 2030 Profile Fund (Service Class)(49)(50)(51)         0.25           0.25           0.45
LVIP Wilshire 2040 Profile Fund (Service Class)(49)(50)(51)         0.25           0.25           0.76
LVIP Wilshire Aggressive Profile Fund (Service Class)(49)(50)(52)   0.25           0.25           0.08
LVIP Wilshire Conservative Profile Fund (Service
 Class)(49)(50)(52)                                                 0.25           0.25           0.05
LVIP Wilshire Moderate Profile Fund (Service Class)(49)(50)(52)     0.25           0.25           0.03
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class)(49)(50)(52)                                                 0.25           0.25           0.03
MFS VIT Growth Series (Service Class)(53)(54)                       0.75           0.25           0.08
MFS (Reg. TM) VIT Total Return Series (Service Class)(53)(54)       0.74           0.25           0.07
MFS (Reg. TM) VIT Utilities Series (Service Class)(53)(54)          0.72           0.25           0.09
Neuberger AMT Mid-Cap Growth Portfolio (Class I)(55)                0.83           0.00           0.09
Neuberger AMT Regency Portfolio (Class I)(55)                       0.85           0.00           0.12
PIMCO VIT Commodity Real Return Strategy Portfolio (Advisor
 Class)(56)(57)(58)(59)(60)                                         0.74           0.25           0.17



                                                                                                            Total
                                                                                                          Expenses
                                                                                     Total                 (after
                                                                                    Expenses     Total    Contractu
                                                                                    (before   Contractual    ua
                                                                     Acquired         any      waivers/   waivers/
                                                                       Fund         waivers/  reimburse-  reimburse
                                                                     Fees and      reimburse-    ments       e-
                                                                     Expenses  =     ments)    (if any)    ments)
LVIP Delaware Growth and Income Fund (Service Class)                0.00   %       0.76   %
LVIP Delaware Social Awareness Fund (Service Class)                 0.00           0.79
LVIP Delaware Special Opportunities Fund (Service Class)            0.00           0.82
LVIP FI Equity-Income Fund (Service Class)(24)                      0.00           1.07       -0.05   %   1.02   %
LVIP Global Income Fund (Service Class)(25)(26)                     0.00           1.09       -0.09       1.00
LVIP Janus Capital Appreciation Fund (Service Class)(27)            0.00           1.10       -0.07       1.03
LVIP Marsico International Growth Fund (Service Class)(28)          0.00           1.30       -0.01       1.29
LVIP MFS Value Fund (Service Class)(29)                             0.00           0.99
LVIP Mid-Cap Value Fund (Service Class)(30)                         0.00           1.24
LVIP Mondrian International Value Fund (Service Class)              0.00           1.05
LVIP Money Market Fund (Service Class)(31)                          0.00           0.68
LVIP SSgA Bond Index Fund (Service Class)(32)(33)                   0.00           0.78       -0.10       0.68
LVIP SSgA Developed International 150 Fund (Service
 Class)(34)(35)                                                     0.00           3.04       -2.28       0.76
LVIP SSgA Emerging Markets 100 Fund (Service Class)(36)(37)         0.00           4.15       -3.20       0.95
LVIP SSgA International Index Fund (Service Class)(33)(38)          0.00           1.83       -1.13       0.70
LVIP SSgA Large Cap 100 Fund (Service Class)(39)(40)                0.00           1.20       -0.49       0.71
LVIP SSgA Small/Mid Cap 200 Fund (Service Class)(42)(43)(64)        0.02           1.62       -0.89       0.73
LVIP SSgA S&P 500 Index Fund (Service Class)(41)                    0.00           0.58
LVIP SSgA Small-Cap Index Fund (Service Class)(44)                  0.00           0.72
LVIP T. Rowe Price Growth Stock Fund (Service Class)(45)            0.00           1.07
LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service
 Class)                                                             0.00           1.09
LVIP Templeton Growth Fund (Service Class)(46)                      0.00           1.07
LVIP Turner Mid-Cap Growth Fund (Service Class)(47)(48)             0.00           1.32       -0.09       1.23
LVIP UBS Global Asset Allocation Fund (Service Class)(63)           0.03           1.13
LVIP Wilshire 2010 Profile Fund (Service Class)(49)(50)(51)         0.51           1.61       -0.65       0.96
LVIP Wilshire 2020 Profile Fund (Service Class)(49)(50)(51)         0.52           1.33       -0.36       0.97
LVIP Wilshire 2030 Profile Fund (Service Class)(49)(50)(51)         0.53           1.48       -0.50       0.98
LVIP Wilshire 2040 Profile Fund (Service Class)(49)(50)(51)         0.54           1.80       -0.81       0.99
LVIP Wilshire Aggressive Profile Fund (Service Class)(49)(50)(52)   0.87           1.45       -0.13       1.32
LVIP Wilshire Conservative Profile Fund (Service
 Class)(49)(50)(52)                                                 0.72           1.27       -0.10       1.17
LVIP Wilshire Moderate Profile Fund (Service Class)(49)(50)(52)     0.78           1.31       -0.08       1.23
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class)(49)(50)(52)                                                 0.81           1.34       -0.08       1.26
MFS VIT Growth Series (Service Class)(53)(54)                       0.00           1.08
MFS (Reg. TM) VIT Total Return Series (Service Class)(53)(54)       0.00           1.06
MFS (Reg. TM) VIT Utilities Series (Service Class)(53)(54)          0.00           1.06
Neuberger AMT Mid-Cap Growth Portfolio (Class I)(55)                0.00           0.92
Neuberger AMT Regency Portfolio (Class I)(55)                       0.00           0.97
PIMCO VIT Commodity Real Return Strategy Portfolio (Advisor
 Class)(56)(57)(58)(59)(60)                                         0.09           1.25       -0.09       1.16

(1) The Series' investment adviser waived a portion of its management fee from September 1, 2004 (May 1, 2006 in the case of Global Growth and Income Fund and October 4, 2006 in the case of Global Bond Fund) through December 31, 2008. Management fees and total expenses in the table do not reflect any waivers. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the prospectus and annual report.

(2) The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund's most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as assets increase and increases as assets decrease.

(3) Other expenses include the fees and expenses of the fund's independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses.

(4) The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2009 through April 30, 2010, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(5) Management fee has two components: (i) a fee on assets invested in other DWS funds; and (ii) a fee on assets not invested in other DWS funds ("Other Assets"). The Advisor currently intends to invest substantially all the assets of the portfolio in other DWS funds. However, in the future, the portfolio may invest a larger portion, or all, of its assets in Other Assets. If the portfolio's assets are entirely invested in Other Assets, the management fee would be 1.20% of average daily net assets. However, in such a situation, the Acquired Fund (Underlying Fund) Fees and Expenses are expected to decrease. The Advisor will waive 0.15% of the management fee until the portfolio reaches $50 million in assets and the Advisor's global tactical asset allocation overlay strategy is implemented.

(6) The portfolio's shareholders bear indirectly the expenses of the shares of other DWS funds or ETF's in which the portfolio invests. Acquired Fund (Underlying Fund) Fees and Expenses for the initial fiscal year are based on the expected initial allocation of the portfolio assets. The Total Annual Operating Expenses will vary with changes in allocations to, and operating expenses of, the other DWS funds or ETFs in which the portfolio invest.

(7) "Acquired Funds (Underlying Funds) Fees and Expenses" includes impact of dividends on short sales for investments in DWS Market Neutral Fund. "Acquired Funds (Underlying Funds) Fees and Expenses" would be 1.20% excluding these dividends on short sales and the Total Annual Operating Expenses" would be 1.73% without these dividends on short sales.

(8) "Other Expenses" are based on estimated amounts for the current fiscal year, including 0.05% organizational and offering expenses expected to be incurred over the next twelve months only. Actual expenses may be different. Includes 0.10% administration fee paid to the Advisor.

(9) Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the fund's operating expenses at 0.21% for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest and acquired funds (underlying funds) fees and expenses (estimated at 1.35%).

(10) "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes 0.10% administration fee.


(11) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.58% for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(12) Contrafund - A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90% for Service Class 2. These offsets may be discontinued at any time.

(13) Growth. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.92% for Service Class 2. These offsets may be discontinued at any time.

(14) Mid Cap. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.92% for Service Class 2. These offsets may be discontinued at any time.

(15) Overseas. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 1.09% for Service Class 2. These offsets may be discontinued at any time.

(16) The Fund administration fee is paid indirectly through the management fee.


(17) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is "the acquired fund"in this case) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission (SEC); this arrangement will continue as long as the exemptive order is relied upon. This reduction is not reflected in Net Annual Fund operating expenses, which would be lower if it were.


(18) The Fund's name changed from Templeton Global Income Securities Fund effective as of May 1, 2009

(19) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(20) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.03% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(21) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the advisor was terminated effective April 30, 2009.

(22) The adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% on the first $250,000,000 of average daily net assets of the fund and 0.32% on the excess over $250,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(23) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.59% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(24) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2010. The waiver amount is: 0.03% on the first $250,000,000 of average daily net assets of the fund; 0.08% on the next $500,000,000 of average daily net assets of the fund; and 0.13% of average daily net assets of the fund in excess of $750,000,000. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(25) The advisor has contractually agreed to waive 0.05% of its advisory fee for the fund. The waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(26) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.75% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(27) Effective May 1, 2009, the adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2010. The waiver amount is:
     0.15% on the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund. The fee table has been restated to reflect the new agreement.

(28) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(29) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.05% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(30) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(31) The fund's distributor and fund's advisor have voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary to prevent a negative yield for each class of shares of the fund. The voluntary waivers and reimbursements may be modified or terminated at any time, without notice, and are subject to future recapture by the fund's distributor and fund's advisor. There is no guarantee that the fund will be able to avoid a negative yield.

(32) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.07% on the first $500 million of average daily net assets of the fund and 0.12% of average daily net assets of the fund in excess of $500 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(33) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.70% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(34) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.35% on the first $100 million of average daily net assets of the fund and 0.43% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(35) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.76% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(36) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.69% on the first $100 million of average daily net assets of the fund and 0.76% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(37) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.95% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(38) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.06% on the first $500 million of average daily net assets of the fund and 0.09% of average daily net assets of the fund in excess of $500 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(39) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.12% on the first $100 million of average daily net assets of the fund and 0.22% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(40) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.71% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(41) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the adviser was terminated effective April 30, 2009.

(42) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.71% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(43) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.29% on the first $100 million of average daily net assets of the fund and 0.39% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(44) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the adviser was terminated effective April 30, 2009.

(45) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.11% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(46) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the adviser and the distribution services waiver agreement with the distributor were terminated effective April 30, 2009.

(47) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2010. The waiver amount is: 0.10% on the first $25 million and 0.05% on the next $50 million. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(48) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.27% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(49) Effective January 1, 2009, the advisor contractually agreed to waive the following portion of the its advisory fee for the Funds': 0.05% of average daily net assets of the Fund. The Agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination of the Fund. The fee table has been restated to reflect this agreement.

(50) The adviser has contractually agreed to reimburse each fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.45% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund. The fee table has been restated to reflect the new agreement.

(51) The "Acquired Fund Fees and Expenses (AFFE)" in the chart have been restated to reflect the expenses of the underlying funds in which the Profile Funds currently invest. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(52) The "Acquired Fund Fees and Expenses (AFFE)" in the chart are based on the 2008 fees and expenses of the underlying funds that were owned by each Profile fund during 2008 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(53) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Total Annual Fund Operating Expenses" would be lower.

(54) The funds' Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the funds' Service Class shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "12b-1 fee" of the fund's prospectus.

(55) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2012 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Short Duration Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(56) "Management Fees" reflect an advisory fees and a supervisory and administrative fees payable by the Fund to PIMCO.

(57) "Other Expenses" reflect interest expense. Interest expense is based on the amounts incurred during the Portfolio's most recent fiscal year as a result of entering into certain investment, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Portfolio for accounting purposes, but the amount of the interest expense (if any) will vary with the Portfolio's use of those investments (like reverse repurchase agreements) as an investment strategy.

(58) The Total Annual Portfolio Operating Expenses do not match the Ratio of Expense to Average Net Assets of the Portfolio, as set forth in the Financial Highlights table of the shareholder report, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Underlying Fund Expenses.

(59) The Subsidiary has entered into a separate contract with PIMCO for the management of the Subsidiary's portfolio pursuant to which the Subsidiary pays PIMCO management fee at the annual rates of 0.69% of its net assets.

(60) PIMCO has contractually agreed to waive the management fee and administration fee it received from the Portfolio in an amount equal to the management fee paid to PIMCO by the Subsidiary as described. This waiver may not be terminated by PIMCO and will remain in effect as long as PIMCO's contract with the Subsidiary is in place.

(61) ("Other Expenses, "Acquired Fund Fees and Expenses" and Annual Fund Operating Expenses" in connection with the fund and funds (Pro Forma) have been estimated since the fund has not yet commenced. The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(62) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.98% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(63) Acquired Fund Fees and Expenses in the fund's fee chart are based on the 2008 fees and expenses of the UBS Relationship funds owned by the fund during 2008 and are provided to show you an estimate of the underlying fees and expenses attributable to the fund.

(64) The Acquired Fund Fees and Expenses (AFFE) in the fund's chart are based on the 2008 fees and expenses of the underlying funds owned by this fund during 2008 and are provided to show you an estimate of the underlying fees and expenses attributable to the fund.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.


For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

This Example of a Design 3 contract is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.


The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB death benefit and Lincoln Lifetime IncomeSM Advantage Plus at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:




   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,624    $3,023    $4,376    $7,807


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $774   $2,323    $3,876    $7,807



For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect any applicable bonus credits or persistency credits. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income payments or annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit Rider, 4LATER (Reg. TM) Advantage and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.




Summary of Common Questions
What kind of contract am I buying? It is an individual variable and interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. You may purchase any one of the contracts offered in this prospectus: Lincoln ChoicePlus Design 1 (standard), Lincoln ChoicePlus Design 2 (4 year surrender charge), and Lincoln ChoicePlus Design 3 (3% enhancement). See The Contracts - Contracts Offered in this Prospectus. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.


What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your purchase payments among the various subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect one of the following riders:
Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You will be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. See The Contracts - Investment Requirements.


What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments, bonus credits and persistency credits, if applicable, to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you choose Design 3, you also receive bonus credits. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If you withdraw purchase payments, you may pay a surrender charge of a certain percentage of the surrendered or withdrawn purchase payment, depending upon which contract you have purchased, and how long those payments have been invested in the contract. For purposes of calculating surrender charges, we assume that all withdrawals prior to the seventh anniversary of Design 1 and Design 3 contracts (and the fourth anniversary of Design 2 contracts) come first from purchase payments. We may waive surrender charges in certain situations. See Charges and Other Deductions-Surrender Charge.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

What is a bonus credit and a persistency credit? If you purchase Design 3, when purchase payments are made, we will credit an additional 3% to the contract, known as a bonus credit. The amount of the bonus credit is calculated as a percentage of the purchase payments. All bonus credits become part of the contract value at the same time as the corresponding purchase payments. Bonus credits are not considered to be purchase payments. See The Contracts - Bonus Credits.

If you purchase Design 2, a persistency credit of 0.1125% of contract value less purchase payments that have been in the contract less than four years will be credited on a quarterly basis after the fourth anniversary. See The Contracts - Persistency Credits.

If you purchase Design 3, a persistency credit of 0.1125% of contract value less purchase payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts - Persistency Credits.

Annuity contracts that have no provision for bonus credits or persistency credits may have lower mortality and expense risk charges and/or lower surrender charges. During the surrender charge period, the amount of bonus credit may be more than offset by higher surrender charges associated with the bonus credit. Persistency credits, when available, are designed to fully or partially offset these additional charges. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.


What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that you may purchase for an additional charge and which provides minimum guaranteed, periodic withdrawals for your life (Single Life Option) or for the lives of you and your spouse (Joint Life Option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the step-up to 200% of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts-Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus is available for an additional fee and provides an increase in your contract value of an amount equal to the excess of the initial Guaranteed Amount over the current contract value on the seventh benefit year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus may only be purchased in addition to Lincoln Lifetime IncomeSM Advantage.

What are Living Benefit Riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you will be subject to Investment Requirements. These riders are the Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage (both of which are withdrawal benefit riders) and 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) (both of which are annuity payout riders). These riders are discussed in detail in this prospectus. In addition, there is an overview of these riders that is provided with this prospectus.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment and its corresponding bonus credit, if applicable, (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess withdrawals will adversely affect the Guaranteed Amount. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage.


What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.


What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. The i4LIFE (Reg. TM) Guaranteed Income Benefit is purchased at the time you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. 4LATER (Reg. TM) Advantage, Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the contract value at the time you elect i4LIFE (Reg. TM) with the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to establish the Guaranteed Income Benefit at the time you terminate Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage. By electing this benefit, you will be subject to Investment Requirements. See The Contracts
- i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.


What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. We will not refund any applicable bonus credits credited to your contract value if you elect to cancel your contract; however, we will assume the risk of investment loss on the bonus credits. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.


Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.


The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. There can be no assurance that any money market fund will be able to maintain a net asset value per share.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements

The December 31, 2008 financial statements of the VAA and the December 31, 2008 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.




Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. For owners of the Design 3 contract, bonus credits are allocated to the subaccounts at the same time and at the same percentage as the purchase payments being made. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Franklin Templeton, Lincoln, MFS and PIMCO Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.

Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label"product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for the fund. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.


  o AllianceBernstein VPS Global Thematic Growth Portfolio (Class B): Maximum capital appreciation.
     (formerly AllianceBernstein VPS Global Technology Portfolio)


  o AllianceBernstein VPS Growth and Income Portfolio (Class B): Growth and income.

  o AllianceBernstein VPS International Value Portfolio (Class B): Long-term growth.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth.


American Century Investments Variable Products, advised by American Century

  o Inflation Protection Fund (Class II): Long-term total return.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Global Small Capitalization Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.



BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund (Class III): High total return. This fund will be available on our about June 30, 2009. Consult your financial advisor.


Delaware VIP Trust, advised by Delaware Management Company


  o Diversified Income Series (Service Class): Total return.

  o Emerging Markets Series (Service Class): Capital appreciation.

  o High Yield Series (Service Class): Total return.


  o Limited-Term Diversified Income Series (Service Class): Current income. (formerly Capital Reserves Series)

  o REIT Series (Service Class): Total return.
    This fund is not available in contracts issued after June 4, 2007. This fund will be available in all contracts on or about June 30, 2009. Consult your financial advisor.

  o Small Cap Value Series (Service Class): Capital appreciation.


  o Trend Series (Service Class): Capital appreciation.

  o U.S. Growth Series (Service Class): Capital appreciation.

  o Value Series (Service Class): Capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Asset Management Inc. and subadvised by Northern Trust Investments, Inc.


  o DWS Equity 500 Index VIP Portfolio (Class B): Capital appreciation. This fund will not be offered in contracts issued on or after June 4,
2007.

  o DWS Small Cap Index VIP Portfolio (Class B): Capital appreciation.

     This fund will not be offered in contracts issued on or after June 4, 2007.



DWS Variable Series II, advised by Deutsche Asset Management Inc. and subadvised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation Plus VIP Portfolio (Class B): Capital appreciation.
     This fund will be available on or about June 30, 2009. Consult your financial advisor.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company

  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Growth Portfolio (Service Class 2): Capital appreciation.

  o Mid Cap Portfolio (Service Class 2): Long-term growth.

  o Overseas Portfolio (Service Class 2): Long-term growth.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund and the Franklin Small-Mid Cap Growth Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Bond Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.


  o Franklin Income Securities Fund (Class 2): Current income.

  o Franklin Small-Mid Cap Growth Securities Fund (Class 2): Long-term capital growth.


  o Templeton Growth Securities Fund (Class 2): Long-term capital growth. (Subadvised by Templeton Asset Management Ltd.)
    This fund will not be offered in contracts issued on or after June 4, 2007.


  o Mutual Shares Securities Fund (Class 2): Capital appreciation.


  o Templeton Global Bond Securities Fund (Class 2): High current income. (formerly Templeton Global Income Securities Fund)



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.


  o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.

     (Subadvised by BAMCO, Inc.)

  o LVIP Capital Growth Fund (Service Class): Capital growth.
     (Subadvised by Wellington Management)


  o LVIP Cohen & Steers Global Real Estate Fund (Service Class): Total Return. (Subadvised by Cohen & Steers Capital Management)


  o LVIP Columbia Value Opportunities Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)


  o LVIP Delaware Bond Fund (Service Class): Current income.
     (Subadvised by Delaware Management Company)


  o LVIP Delaware Foundation Aggressive Allocation Fund (Service Class):
     Long-term capital growth.
     (Subadvised by Delaware Management Company)
     This fund will not be available until the merger with the LVIP UBS Global Asset Allocation Fund is complete.
     This fund is not offered in contracts issued on or after June 30, 2009.


  o LVIP Delaware Growth and Income Fund (Service Class): Capital appreciation.

     (Subadvised by Delaware Management Company)

  o LVIP Delaware Social Awareness Fund (Service Class): Capital appreciation. (Subadvised by Delaware Management Company)

  o LVIP Delaware Special Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

  o LVIP FI Equity-Income Fund (Service Class): Income.
     (Subadvised by Pyramis Global Advisors LLC)


  o LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
     This fund will be available on or about June 30, 2009. Consult your financial advisor.


  o LVIP Janus Capital Appreciation Fund (Service Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

  o LVIP Marsico International Growth Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)

  o LVIP MFS (Reg. TM) Value Fund (Service Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund (Service Class): Long-term capital appreciation. (Subadvised by Wellington Management)

  o LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund (Service Class): Current income/Preservation of capital.
     (Subadvised by Delaware Management Company)


  o LVIP SSgA Bond Index Fund (Service Class): Replicate Barclays Aggregate Bond Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Developed International 150 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund (Service Class): Replicate broad foreign index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small/Mid Cap 200 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund (Service Class): Replicate S&P 500 Index.

     (Subadvised by SSgA Funds Management, Inc.)


  o LVIP SSgA Small-Cap Index Fund (Service Class): Replicate Russell 2000
     Index.

     (Subadvised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund (Service Class: Long term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth Fund (Service Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)


  o LVIP Turner Mid-Cap Growth Fund (Service Class): Capital appreciation. (Subadvised by Turner Investment Partners)


  o LVIP UBS Global Asset Allocation Fund (Service Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global AM)


 The Board of Trustees of the Lincoln Variable Insurance Products Trust has approved a reorganization pursuant to which the assets of the LVIP UBS Global Asset Allocation Fund would be acquired and the liabilities of such fund would be assumed by the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund in exchange for shares of the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund. This reorganization is subject to the approval of the LVIP UBS Global Asset Allocation Fund's shareholders. This reorganization is expected to occur in June 2009. This fund is not offered in contracts issued after June 30, 2009.


  o LVIP Wilshire 2010 Profile Fund (Service Class): Total return; a fund of funds*.
     (Subadvised by Wilshire Associates Incorporated)

     This fund is not offered in contracts issued on or after June 30, 2009.


  o LVIP Wilshire 2020 Profile Fund (Service Class): Total return; a fund of funds*.
     (Subadvised by Wilshire Associates Incorporated)

     This fund is not offered in contracts issued on or after June 30, 2009.

  o LVIP Wilshire 2030 Profile Fund (Service Class): Total return; a fund of funds*.
     (Subadvised by Wilshire Associates Incorporated)

     This fund is not offered in contracts issued on or after June 30, 2009.


  o LVIP Wilshire 2040 Profile Fund (Service Class): Total return; a fund of funds*.
     (Subadvised by Wilshire Associates Incorporated)

     This fund is not offered in contracts issued on or after June 30, 2009.


  o LVIP Wilshire Aggressive Profile Fund (Service Class): Capital appreciation; a fund of funds*.
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Conservative Profile Fund (Service Class): Current income; a fund of funds*.
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderate Profile Fund (Service Class): Total return; a fund of funds*.
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderately Aggressive Profile Fund (Service Class): Growth and income; a fund of funds*.
     (Subadvised by Wilshire Associates Incorporated)

*Funds offered in a fund of funds structure may have higher expenses than funds that invest directly in debt or equity securities.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial Services Company


  o Growth Series (Service Class): Capital appreciation.


  o Total Return Series (Service Class): Total return.

  o Utilities Series (Service Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman
    Management, Inc.

  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     (Subadvised by Neuberger Berman, LLC)
     This fund will not be offered in contracts issued on or after June 4, 2007.

  o Regency Portfolio (I Class): Long-term growth.
    (Subadvised by Neuberger Berman, LLC)
     This fund will not be offered in contracts issued on or after June 4, 2007.



PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT Commodity Real Return Strategy Porfolio (Advisor Class): Maximum real return.
     This fund will be available on our about June 30, 2009. Consult your financial advisor.



Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.

Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.


Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and after approval from the SEC.


We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that if Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage is in effect, the amount of guaranteed withdrawals will exceed the contract value;
 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required regular income payments will exceed the account value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup any bonus credits paid into the contract by us when purchase payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply a charge to the average daily net asset value of the subaccounts based on which contract and death benefit you choose. Those charges are equal to an annual rate of:


                                                    Guarantee of      Enhanced Guaranteed
                                    Account Value   Principal Death   Minimum Death        Estate Enhancement
                                    Death Benefit   Benefit           Benefit (EGMDB)      Benefit (EEB)
                                    --------------- ----------------- -------------------- -------------------
Design 1 (standard):
Mortality and expense risk charge       1.00%            1.05%               1.30%                1.50%
Administrative charge                   0.10%            0.10%               0.10%                0.10%
                                                                                                               --
Total annual charge for each
subaccount                              1.10%            1.15%               1.40%                1.60%
Design 2 (4 year surrender
charge):
Mortality and expense risk charge       1.45%            1.50%               1.75%                1.95%
Administrative charge                   0.10%            0.10%               0.10%                0.10%
Total annual charge for each
subaccount                              1.55%            1.60%               1.85%                2.05%
Design 3 (3% enhancement)
Mortality and expense risk charge       1.45%            1.50%               1.75%                1.95%
Administrative charge                   0.10%            0.10%               0.10%                0.10%
Total annual charge for each
subaccount                              1.55%            1.60%               1.85%                2.05%

Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:


                                                                                       Surrender charge as a percentage of
                                                                                          the surrendered or withdrawn
                                                                                               purchase payments
                                                                                       ----------------------------------
Number of contract anniversaries since
purchase payment was invested                                                           Design 1    Design 2    Design 3
      0.............................................................. ..............   6.0%        6.0%        8.5%
      1.............................................................. ..............   6.0%        6.0%        8.0%
      2.............................................................. ..............   5.0%        5.0%        7.0%
      3.............................................................. ..............   5.0%        5.0%        6.0%
      4.............................................................. ..............   4.0%        0.0%        5.0%
      5.............................................................. ..............   3.0%        0.0%        4.0%
      6.............................................................. ..............   2.0%        0.0%        3.0%
      7.............................................................. ..............   0.0%        0.0%        0.0%

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the seventh anniversary for Design 1 or Design 3, or fourth anniversary for Design 2, since the purchase payment was invested;

 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount. The free amount is equal to the greater of 10% of the current contract value or 10% of the total purchase payments (this does not apply upon surrender of the contract);
 o Purchase payments used in the calculation of the initial benefit payment to be made under an annuity payout option, other than the i4LIFE (Reg. TM) Advantage option. If you have elected the Design 3 contract, purchase payments must be invested for at least twelve months before this provision will apply;
 o A surrender or withdrawal of any purchase payments, as a result of permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies. If you have elected the Design 3 contract, purchase payments must be invested for at least twelve months before this provision will apply;

 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);

 o A surrender or withdrawal of any purchase payments, as a result of the admittance of the contractowner to an accredited nursing home or equivalent health care facility, where the admittance into the nursing home occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days. If you have elected the Design 3 contract, purchase payments must be invested for at least twelve months before this provision will apply;
 o A surrender or withdrawal of any purchase payments as a result of the diagnosis of a terminal illness of the contractowner. Diagnosis of a terminal illness must be after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner. If you have elected the Design 3 contract, purchase payments must be invested for at least twelve months before this provision will apply;
 o A surrender of the contract as a result of the death of the contractowner or annuitant;
 o A surrender or annuitization of any applicable bonus credits and persistency credits;
 o Purchase payments when used in the calculation of the initial Account Value under the i4LIFE (Reg. TM) Advantage option;
 o Regular income payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us;
 o Withdrawals up to the Maximum Annual Withdrawal Amount under the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, subject to certain conditions.

For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

2. Prior to the seventh anniversary for the Design 1 and Design 3 contracts, and the fourth anniversary for the Design 2 contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted; then
  o from any applicable bonus credits.

The example below shows the calculation of the surrender charge on a withdrawal from the Design 3 contract based on the following assumptions:
  o $50,000 initial purchase payment; receives a $1,500 bonus credit (3%)
  o $30,000 purchase payment beginning year 5; receives a $900 bonus credit
(3%)
  o $100,000 contract value in year 6 ($17,600 attributed to earnings; $2,400 to bonus credits; $80,000 to purchase payments)
  o $60,000 withdrawal beginning year 6

The $60,000 withdrawal is subject to surrender charges of $2,400 calculated as follows:
  o $10,000 is attributed to the free amount (greater of 10% of contract value ($10,000) or 10% of purchase payments ($8,000)); therefore, no surrender charges are assessed on the first $10,000
  o $40,000 of the remaining initial purchase payment subject to 4% surrender charge = $1,600
  o $10,000 of the next purchase payment subject to 8% surrender charge = $800

3. On or after the seventh anniversary for the Design 1 and Design 3 contracts, and the fourth anniversary for the Design 2 contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings and any applicable persistency credits until exhausted; then
  o from any applicable bonus credits attributable to purchase payments to which a surrender charge no longer applies until exhausted; then
  o from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then

  o from any applicable bonus credits attributable to purchase payments to which a surrender charge still applies.

The example below shows the calculation of the surrender charge on a withdrawal from the Design 3 contract based on the following assumptions:
  o $50,000 initial purchase payment; receives a $1,500 bonus credit (3%)
  o $30,000 purchase payment beginning year 5; receives a $900 bonus credit
     (3%)
  o $150,000 contract value in year 9 ($67,600 attributed to earnings and persistency credits; $2,400 to bonus credits; $80,000 to purchase payments)
  o $125,000 withdrawal beginning year 9

$119,100 of the $125,000 withdrawal is not subject to surrender charges, and is broken down as follows:
  o $15,000 attributed to the free amount (greater of 10% of contract value ($15,000) or 10% of purchase payments ($8,000))
  o $35,000 attributed to remaining initial purchase payment not subject to surrender charges (invested more than 7 years)
  o $67,600 attributed to earnings including persistency credits (not subject to surrender charges)
  o $1,500 attributed to bonus credits on purchase payments not subject to surrender charges

$5,900 of the $125,000 withdrawal is subject to a 5% surrender charge since the second purchase payment was invested only four contract years. The surrender charge is $295.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee

During the accumulation period, we will deduct $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary. There is no account fee on Design 3 contracts issued to selling group individuals.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.


Lincoln Lifetime IncomeSM Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage Single Life or Joint Life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or
(b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.


The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments and bonus credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. For riders purchased on or after March 2, 2009, the charge will also be deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.


The annual Rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual Rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional purchase payments into your annuity contract after the first Benefit Year exceed $100,000, any additional purchase payment will potentially cause the charge for your Rider to change to the current charge for new purchases in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The Rider charge will be discontinued upon termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.


If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.


Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:


1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for contracts purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Joint Life option. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

If you purchase this Rider in the future, the percentage charge will be the current charge in effect at the time of purchase. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM)Advantage - 5 Year Step-up option is no longer available for purchase.


The charge is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage
- 5 Year Elective Step-up option and the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the Single or Joint Life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Because bonus credits increase the Guaranteed Amount, bonus credits also increase the amount we deduct for the cost of the Rider. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.


If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments (and bonus credits) made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.


4LATER (Reg. TM) Advantage Charge. Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For contracts purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment and any applicable bonus credit or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death. On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM)Rider charge will be made to cover the cost of 4LATER (Reg. TM)since the previous deduction.

i4LIFE (Reg. TM) Advantage Charge. i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the net asset value of the Account Value. The annual rate of the i4LIFE (Reg. TM) Advantage charge is:




                                     Design 1      Design 2      Design 3
                                     ----------    ----------    ---------
o   Account Value Death Benefit        1.50%         1.95%         1.95%
o   Guarantee of Principal Death
    Benefit                            1.55%         2.00%         2.00%
                                       ----          ----          ----
o   Enhanced Guaranteed Minimum
    Death Benefit (EGMDB)              1.80%         2.25%         2.25%

This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value death benefit.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge.


The Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows:

                                     Design 1      Design 2      Design 3
                                     ----------    ----------    ---------
o   Account Value Death Benefit        2.00%         2.45%         2.45%
                                       ----          ----          ----
o   Guarantee of Principal Death
    Benefit                            2.05%         2.50%         2.50%
o   Enhanced Guaranteed Minimum
    Death Benefit (EGMDB)              2.30%         2.75%         2.75%


The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value. If your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up occurred. Increased fees collected during the 30 day period will be refunded into your contract. You will have no more annual step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).



After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.



4LATER (Reg. TM) Guaranteed Income Benefit Charge. The 4LATER (Reg. TM) Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows:





                                     Design 1      Design 2      Design 3
                                     ----------    ----------    ---------
o   Account Value Death Benefit        2.15%         2.60%         2.60%
o   Guarantee of Principal Death
    Benefit                            2.20%         2.65%         2.65%
                                       ----          ----          ----
o   Enhanced Guaranteed Minimum
    Death Benefit (EGMDB)              2.45%         2.90%         2.90%



(For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge of 0.50% will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average account value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.


After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Rider annual charge will also terminate.


Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage Purchasers.

For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows:

                                     Design 1      Design 2      Design 3
                                     ----------    ----------    ---------
o   Account Value Death Benefit        2.00%         2.45%         2.45%
                                       ----          ----          ----
o   Guarantee of Principal Death
    Benefit                            2.05%         2.50%         2.50%
o   Enhanced Guaranteed Minimum
    Death Benefit (EGMDB)              2.30%         2.75%         2.75%


Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage. The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice we will decrease the percentage charge to the amounts they were before the step-up occurred. Increased fees collected during the 30-day period will be refunded into your contract. You will have no more annual step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).


After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.



Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed Side of the Contract.


The mortality and expense risk and administrative charge of 1.10% of the contract value will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.



There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract or an additional bonus credit may be paid. However, these reductions or benefits may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees,
 o sales to selling group individuals, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees or bonus credit applicable to a particular contract will be stated in that contract.

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The Contracts

Contracts Offered in this Prospectus
This prospectus describes three separate annuity contracts:
 o Lincoln ChoicePlus Design 1 (standard)
 o Lincoln ChoicePlus Design 2 (4 year surrender charge)
 o Lincoln ChoicePlus Design 3 (3% enhancement)

Each contract offers you the ability to choose certain features, and has its own mortality and expense risk charge and applicable surrender charge. In deciding what contract to purchase, you should consider the amount of mortality and expense risk and surrender charges you are willing to bear relative to your needs. In deciding whether to purchase any of the enhanced death benefits or other optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs.

Enhanced death benefits and other optional benefits are described later in this prospectus. You should check with your investment representative regarding availability.

Lincoln ChoicePlus Design 1 (standard)

The Design 1 annuity contract has a total mortality and risk expense and administrative charge ranging from 1.10% to 1.60%, depending on which death benefit you have elected. It has a declining seven-year surrender charge on each purchase payment. Optional benefits and payout options, as described later in this prospectus, are available for additional charges.

Lincoln ChoicePlus Design 2 (4 year surrender charge)

The Design 2 annuity contract has a total mortality and risk expense and administrative charge ranging from 1.55% to 2.05%, depending on which death benefit you have elected. It has a declining four-year surrender charge on each purchase payment. Contractowners of the Design 2 annuity contract will receive a persistency credit on a quarterly basis after the fourth contract anniversary. See The Contracts - Persistency Credits. Optional benefits and payout options, as described later in this prospectus, are available for additional charges.

Lincoln ChoicePlus Design 3 (3% enhancement)

The Design 3 annuity contract has a total mortality and risk expense and administrative charge ranging from 1.55% to 2.05%, depending on which death benefit you have selected. It has a declining seven year surrender charge on each purchase payment.

For each purchase payment made into the contact, we will credit the contract with a 3% bonus credit. See The Contracts - Bonus Credits. In addition, contractowners of the Design 3 annuity contract will receive a persistency credit on a quarterly basis after the seventh contract anniversary. See The Contracts - Persistency Credits. Optional benefits and payout options, as described later in this prospectus, are available for additional charges.


Purchase of Contracts

If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Home office, an initial purchase payment and its corresponding bonus credit, if applicable, will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment and its corresponding bonus credit, if applicable, within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.


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

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.


Bonus Credits

In some states, the term bonus credit may be referred to as value enhancement or a similar term in the contract. If you purchase the Design 3 contract, for each purchase payment made into the contract, we will credit the contract with a 3% bonus credit. The amount of the bonus credit is calculated as a percentage of the purchase payment made. The amount of the bonus credit will be added to the value of the contract at the same time and allocated to variable subaccounts and the fixed account in the same percentages as the purchase payment.


We offer a variety of variable annuity contracts. The amount of the bonus credit may be more than offset by higher surrender charges associated with the bonus credit. Similar products that do not offer bonus credits and have lower fees and charges may provide larger cash surrender values than this contract, depending on the level of the bonus credits in this contract and the performance of the owner's chosen subaccounts. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.



Persistency Credits

Contractowners of the Design 2 contract will receive a persistency credit on a quarterly basis after the fourth contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least four years, by 0.1125%. This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract. In no case will the persistency credit be less than zero.

Contractowners of the Design 3 contract will receive a persistency credit on a quarterly basis after the seventh contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least seven years, by the quarterly percentage of 0.1125%. This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract. In no case will the persistency credit be less than zero. The amount of any persistency credit received will be noted on your quarterly statement. Confirmation statements for each individual transaction will not be issued.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available. Corresponding bonus credits, if applicable, will be allocated to the subaccount(s) and/or the fixed side of the contract in the same proportion in which you allocated purchase payments.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval.

If we receive your purchase payment from you or your broker-dealer in good order at our Home office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation
(DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross re-investment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Home office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.


If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.


You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers"by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature"restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account during the Access Period are the same as stated in the section of this prospectus called Transfers On or Before the Annuity Commencement Date. During the i4LIFE (Reg. TM) Advantage Lifetime Income Period, you are subject to the rights set forth in the prior paragraph.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. An assignment affects the death benefit and living benefits calculated under the contract. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Home office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.


The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest-bearing account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of deposited in a SecureLine (Reg. TM) account.


There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home office. For further detailed information on these services, please see Additional Services in the SAI.


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


Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.


The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.


Asset Allocation Models


Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the LVIP subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.


Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.


The election of certain Living Benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing one of the asset allocation models. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

At this time, the available models are as follows:
 o The Lincoln SSgA Conservative Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 40% in three equity subaccounts and 60% in one fixed income subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in three equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.

 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in three equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. (Not available to contracts issued on or after June 30, 2009)
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   70% in three equity subaccounts and 30% in one fixed income subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. (Available on or after June 30, 2009)
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in three equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in seven equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.


 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in seven equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in seven equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. (Not available to contracts issued on or after June 30, 2009)
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in seven equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. (Available on or after June 30, 2009)
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in seven equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate purchase payments and/or contract values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your contract value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your contract value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your contract value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.





  o   FTVIPT Franklin Income Securities      34% of contract value
  o   FTVIPT Mutual Shares Securities        33% of contract value
  o   LVIP Templeton Growth Fund             33% of contract value


Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to i4LIFE (Reg. TM) Advantage elections or to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.

 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner

* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.


If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.


Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a death benefit equal to the contract value on the valuation date the death benefit is approved by us for payment. No additional death benefit is provided. Once you have selected this death benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)


Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage).

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.


All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.


The Guarantee of Principal Death Benefit may be discontinued by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the valuation date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage); or

 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner (if applicable) or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and bonus credits and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.


In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Home office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit or the Account Value Death Benefit will apply. We will deduct the applicable charge for the new death benefit as of that date. See Charges and Other Deductions.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider is the greatest of the following amounts:
 o The contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage); or

 o The highest contract value on any contract anniversary (including the inception date) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the contract value; or

 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.


All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.


The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus

 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.


The covered earnings limit equals 200% of:
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus

 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.


The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.


General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way, the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit.

If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older, the EEB death benefit will be reduced to the EGMDB for a total annual charge of 1.85% or 1.40% depending on which contract you purchase.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.


The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient of death benefit proceeds may request to receive the proceeds in the form of a check rather than a deposit into the SecureLine (Reg. TM) account.


Investment Requirements

If you purchase a Living Benefit rider (Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, Lincoln SmartSecuritySM Advantage, or the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage), you will be subject to Investment Requirements, and you will be limited in how much you can invest in certain subaccounts of your contract. The Living Benefit rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Under each Option, we have divided the subaccounts of your contract into groups and have specified the minimum or maximum percentages of contract value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some subaccounts are not available to you if you purchase certain Riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

The chart below is provided to help you determine which Option of Investment Requirements, if any, applies to the Living Benefit rider you purchase. If you do not elect a Living Benefit rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.

                                                                                                       YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                      AND THE DATE OF ELECTION IS...                  INVESTMENT REQUIREMENTS
Lincoln Lifetime IncomeSM Advantage                  Between February 19, 2008 and January 20, 2009   Option 2
                                                     On or after January 20, 2009                     Option 3
 Lincoln SmartSecurity (Reg. TM) Advantage            Prior to April 10, 2006                          N/A
                                                     Between April 10, 2006 and January 20, 2009      Option 1
                                                     On or after January 20, 2009                     Option 3
4LATER (Reg. TM) Advantage                           Between April 10, 2006 and January 20, 2009      Option 1
                                                     On or after January 20, 2009                     Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    Prior to April 10, 2006                          N/A
Benefit (v.1)                                        On or after April 10, 2006                       Option 1
i4LIFE (Reg. TM) Advantage with Guaranteed Income    Between April 10, 2006 and January 20, 2009      Option 1
Benefit (v.2)                                        On or after January 20, 2009                     Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    Between October 6, 2008 and January 20, 2009     Option 2
Benefit (v.3)                                        On or after January 20, 2009                     Option 3



Investment Requirements - Option 1

We intend to enforce these Investment Requirements on June 30, 2009 for contracts purchased with Investment Requirements Option 1.

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):
o AllianceBernstein VPS Global Thematic Growth Portfolio
o AllianceBernstein VPS International Value Portfolio

o AllianceBernstein VPS Small/Mid Cap Value Portfolio
o American Funds Global Growth Fund
o American Funds Global Small Capitalization Fund
o American Funds International Fund

o Delaware VIP Emerging Markets Series
o Delaware VIP High Yield Series
o Delaware VIP REIT Series
o Delaware VIP Small Cap Value Series
o Delaware VIP Trend Series
o DWS Small Cap Index VIP
o Fidelity (Reg. TM) VIP Mid Cap Portfolio
o Fidelity (Reg. TM) VIP Overseas Portfolio
o FTVIPT Franklin Income Securities Fund
o FTVIPT Franklin Small-Mid Cap Growth Securities Fund
o FTVIPT Mutual Shares Securities Fund
o FTVIPT Templeton Growth Securities Fund
o LVIP Baron Growth Opportunities Fund
o LVIP Cohen & Steers Global Real Estate Fund
o LVIP Columbia Value Opportunities Fund
o LVIP Delaware Foundational Aggressive Allocation Fund
o LVIP Delaware Special Opportunities Fund
o LVIP Marsico International Growth Fund
o LVIP Mid-Cap Value Fund
o LVIP Mondrian International Value Fund

o LVIP SSgA Developed International 150 Fund
o LVIP SSgA Emerging Markets 100 Fund
o LVIP SSgA International Index Fund
o LVIP SSgA Small/Mid Cap 200 Fund
o LVIP SSgA Small-Cap Index Fund
o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
o LVIP Templeton Growth Fund
o LVIP Turner Mid-Cap Growth Fund

o LVIP UBS Global Asset Allocation Fund
o LVIP Wilshire 2040 Profile Fund
o LVIP Wilshire Aggressive Profile Fund
o MFS VIT Growth Series
o MFS VIT Utilities Series
o Neuberger Berman AMT Mid-Cap Growth Portfolio
o Neuberger Berman AMT Regency Portfolio

All other variable subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation Plus VIP Portfolio and PIMCO VIT Commodity Real Return Strategy Portfolio, which are unavailable to any contract holder with a Living Benefit rider.


You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the LVIP Money Market subaccount. We reserve the right to designate a different investment option other than the LVIP Money Market subaccount as the default investment option should there be no cash value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.


We may move subaccounts on or off the Limited Subaccount list, exclude Subaccounts from being available for investment, change the number of Limited Subaccount groups, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.


At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2


You can select the percentages of contract value to allocate to individual funds within each group, but the total investment for all funds in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. For contractowners who purchase their rider prior to June 30, 2009, we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the LVIP Money Market Fund as the default investment option or any other subaccount that we may designate for that purpose.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. For contractowners who purchase their riders prior to June 30, 2009, we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:


1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;


2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional deposits or to future transfers of contract value. You will not be required to change allocations to existing subaccounts, but you will not be allowed to add money, by either an additional deposit or a contract transfer, in excess of the new percentage applicable to a fund or fund group. This does not apply to subaccounts added to Investment Requirements on or after June 30, 2009.

4. for subaccounts added to Investment Requirements on or after June 30, 2009, you will be subject to rebalancing as described above.


At this time, the subaccount groups are as follows:




Group 1                                              Group 2
Investments must be at least 25% of contract value   Investments cannot exceed 75% of contract value
---------------------------------------------------- --------------------------------------------------------
1. American Century VP Inflation Protection Fund     All other investment options except as discussed below.
2. Delaware VIP High Yield Series
3. LVIP Delaware Bond Fund
4. Delaware VIP Limited-Term Diversified Income
Series
5. Delaware VIP Diversified Income Series
6. FTVIPT Templeton Global Bond Securities Fund
7. LVIP SSgA Bond Index Fund
8. LVIP Global Income Fund
Group 3
Investments cannot exceed 10% of contract value
---------------------------------------------------- --------------------------------------------------------
1. Delaware VIP REIT Series
2. LVIP SSgA Emerging Markets 100 Fund



To satisfy the Investment Requirements, you may allocate 100% of your contract value to or among the MFS VIT Total Return Series, the FTVIPT Franklin Income Securities Fund, the BlackRock Global Allocation VI Fund, or the available LVIP Wilshire Profile Funds that are available in your contract except not more than 75% can be allocated to the LVIP Wilshire Aggressive Profile Fund. If you allocate less than 100% of contract value to or among the MFS VIT Total Return Series, the FTVIPT Franklin Income Securities Fund, the BlackRock Global Allocation VI Fund, or the LVIP Wilshire Profile Funds, then these funds will be considered as part of Group 2 above and you will be subject to the Group 2 restrictions. In addition, you can allocate 100% of your contract value to the Founding Investment Strategy (FTVIPT Franklin Income Securities Fund 34%, LVIP Templeton Growth Fund 33% and FTVIPT Mutual Shares Securities Fund 33%). The DWS Alternative Asset Allocation Plus VIP Portfolio, the PIMCO VIT Commodity Real Return Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described above.

As discussed in the Lincoln Lifetime IncomeSM Advantage Plus section, if you purchase the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Wilshire Moderate Profile Fund, the LVIP Wilshire Conservative Profile Fund (both are funds of funds) or the FTVIPT Franklin Income Securities Fund. You may also allocate 100% of your contract value to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model.

Investment Requirements - Option 3

You can select the percentages of contract value to allocate to individual funds within each group, but the total investment for all funds within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the LVIP Money Market Fund as the default investment option or any other subaccount that we may designate for that purpose.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group or change the investment options that are or are not available to you, at any time in our sole discretion. For contractowners who purchased their riders prior to June 30, 2009, we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above.

At this time, the subaccount groups are as follows:



Group 1                                              Group 2
Investments must be at least 30% of contract value   Investments cannot exceed 70% of contract value
---------------------------------------------------- ------------------------------------------------
1. American Century VP Inflation Protection Fund     All other funds except as described below.
2. LVIP Delaware Bond Fund
3. Delaware VIP Limited-Term Diversified Income
Series
4. Delaware VIP Diversified Income Series
5. FTVIPT Templeton Global Bond Securities Fund
6. LVIP SSgA Bond Index Fund
7. LVIP Global Income Fund






Group 3
Investments cannot exceed 10% of contract value
------------------------------------------------
1. Delware VIP Emerging Markets Series
2. LVIP SSgA Emerging Markets 100 Fund
3. Delaware VIP REIT Series
4. LVIP Cohen & Steers Global Real Estate Fund
5. MFS VIT Utilities Series
6. AllianceBernstein VPS Global Thematic Growth
Portfolio



To satisfy these Investment Requirements, you may allocate 100% of your contract value among the MFS VIT Total Return Series, the BlackRock Global Allocation VI Fund, or the LVIP Wilshire Profile Funds that are available in your contract except not more than 70% may be allocated to the LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire 2030 Profile Fund and LVIP Wilshire 2040 Profile Fund. If you allocate less than 100% of contract value to or among the MFS VIT Total Return Series, the BlackRock Global Allocation VI Fund or the available LVIP Wilshire Profile Funds, then these funds will be considered as part of Group 2 above and you will be subject to the Group 2 restrictions. The DWS Alternative Asset Allocation Plus VIP Portfolio, the PIMCO VIT Commodity Real Return Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described in your prospectus.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Wilshire Conservative Profile Fund (a fund of funds) or to one of the following models:
Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model.


Living Benefit Riders

The optional Living Benefit Riders offered under this variable annuity contract
- Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage - are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum annuity payout (i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage). You may not elect more than one Living Benefit rider at a time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements. The overview chart provided with this prospectus provides a brief description and comparison of each Living Benefit rider.



Lincoln Lifetime IncomeSM Advantage


The Lincoln Lifetime IncomeSM Advantage is a Rider that is available for purchase with your variable annuity contract if the purchase payment or contract value (if purchased after the contract is issued) is at least $25,000. This Rider provides minimum, guaranteed, periodic withdrawals for your life as contractowner/annuitant (Single Life Option) or for the lives of you as contractowner/annuitant and your spouse as joint owner or primary beneficiary (Joint Life Option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract but, is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment plus the amount of any bonus credit applicable to that purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, any bonus credits, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason.


This Rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the Single Life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the Joint Life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the Single Life Option) or age 65 (for the Joint Life Option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your contract value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments plus applicable bonus credits made within 90 days of rider election) over your contract value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with the Lincoln Lifetime IncomeSM Advantage.


By purchasing the Lincoln Lifetime IncomeSM Advantage Rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Wilshire Conservative Profile Fund (a fund of funds) or to one of the following models: Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are LVIP Wilshire Moderate Profile Fund, the LVIP Wilshire Conservative Profile Fund, both funds of funds, the FTVIPT Franklin Income Securities Fund or one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see Lincoln Lifetime IncomeSM Advantage - compare to Lincoln SmartSecurity (Reg.
TM) Advantage and i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.

We have designed the rider to protect you from outliving your contract value. If the rider terminates or you (or your spouse, if applicable) die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your (or your spouse's) death.

If the Rider is elected at contract issue, then the Rider will be effective on the contract's effective date. If the Rider is elected after the contract is issued (by sending a written request to our Home Office), the Rider will be effective on the next valuation date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.


Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elect the Rider. If you elect the Rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial purchase payment plus the amount of any bonus credit. If you elect the Rider after we issue the contract, the initial Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total Guaranteed Amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if Joint Life Option) are the covered lives under either the Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Additional purchase payments and any bonus credits automatically increase the Guaranteed Amount by the amount of the purchase payment and any bonus credit (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment, which receives a 3% bonus credit, will increase the Guaranteed Amount by $10,300. After the first anniversary of the Rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your Rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the Rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:


         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments, and applicable bonus credits, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.


5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments and any applicable bonus credits received in that year, will be increased by 5% if the contractowner/annuitant (as well as the spouse if the Joint Life option is in effect) are under age 86 and the Rider is within the 10 year period described below. Additional purchase payments and any bonus credits must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment (and bonus credit). Any purchase payments and bonus credits made within the first 90 days after the effective date of the Rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.


Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount of a Design 3 contract:

Initial purchase payment = $100,000; Bonus Credit of 3% = $3,000; Guaranteed Amount = $103,000

Additional purchase payment on day 30 = $15,000; Bonus Credit of 3% = $450; Guaranteed Amount = $118,450

Additional purchase payment on day 95 = $10,000; Bonus Credit of 3% = $300; Guaranteed Amount = $128,750

On the first Benefit Year Anniversary, the Guaranteed Amount will never be less than $134,673 ($118,450 times 1.05% = $124,373 plus $10,300). The $10,000 purchase payment and $300 bonus credit on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.


The 5% Enhancement will be in effect for 10 years from the effective date of the Rider. The 5% Enhancement will cease upon the death of the contractowner/annuitant or upon the death of the survivor of the contractowner or spouse (if Joint Life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the Rider, and a new 15-year period will begin following each Automatic Annual Step-up.


Any withdrawal from the contract value limits the 5% Enhancement as follows:


   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the Rider is within the 10-year period as long as the contract owner/ annuitant (Single Life Option) is 591/2 or older or the contractowner and spouse (Joint Life Option) are age 65 or older.


   b. If the contractowner/annuitant (Single Life Option) is under age 591/2 or the contractowner or spouse (Joint Life Option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the contract value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the Rider will not change. However, the amount you pay for the Rider will increase since the charge for the Rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (Single Life Option), or the contractowner and spouse (Joint Life option) are both still living and under age 86; and


   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the Rider will be the current charge for the Rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.


If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the Rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.


Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work on a Design 3 contract (assuming no withdrawals or additional purchase payments and issue age above 591/2(Single Life) or 65 (Joint Life):

                                                                                                Potential for   Length of 5%
                                                                                   Guaranteed     Charge to     Enhancement
                                                                  Contract Value     Amount         Change         Period
                                                                 ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 + 3% bonus credit .         $51,500        $51,500         No              10
         1st Benefit Year Anniversary...........................      $54,000        $54,075         No               9
         2nd Benefit Year Anniversary...........................      $53,900        $56,779         No               8
         3rd Benefit Year Anniversary...........................      $57,000        $59,618         No               7
         4th Benefit Year Anniversary...........................      $64,000        $64,000        Yes              10


On the 1st Benefit Year anniversary, the 5% Enhancement increased the Guaranteed Amount to $54,075 since the increase in the contract value ($2,500) is less than the 5% Enhancement amount of $2,575 (5% of $51,500). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,075 = $2,704). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,779 = $2,839). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,981 (5% of $59,618).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.


Step-up to 200% of the initial Guaranteed Amount. For contractowners who purchase Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009, on the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments, including bonus credits, made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:


     1) any withdrawal was made prior to age 591/2 (Single Life) or age 65 (Joint Life);


     2) an Excess Withdrawal (defined below) has occurred; or

   3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments and applicable bonus credits within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).


   For example, assume the initial Guaranteed Amount is $206,000. A $10,300 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,300 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,600 (10% of $206,000).


If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% step-up of the Guaranteed Amount until the Benefit Year after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments and applicable bonus credits within 90 days of rider election). Required minimum distributions from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.


This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed Amount of a Design 3 contract:


Initial purchase payment at age 55 = $200,000; Bonus Credit of $6,000; Guaranteed Amount =$206,000; Maximum Annual Withdrawal amount = $10,300.

After 10 years, at age 65, the Guaranteed Amount is $280,509 (after applicable 5% Enhancements and two $10,300 Maximum Annual Withdrawal Amounts) and the contract value is $250,000. Since the Guaranteed Amount is less than $370,800 ($206,000 initial Guaranteed Amount reduced by the two $10,300 withdrawals times 200%), the Guaranteed Amount is increased to $370,800.


The 200% Step-up cannot increase the Guaranteed Amount beyond the Maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (contractowner) lifetime (Single Life Option) or the lifetimes of you and your spouse (Joint Life Option)as long as you are at least age 591/2 (Single Life Option) or you and your spouse are both at least age 65 (Joint Life Option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.


The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 591/2 or older or the contractowner and spouse (Joint Life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the Rider (36 months or more for contractowners who purchased this Rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.


The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments and bonus credits. For example, if the Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made (which receives a 3% bonus credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if Joint Life Option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (Single Life) or age 65 (Joint Life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example of a Design 3 contract illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments and the contractowner (Single Life) is older than 591/2 and the contractowner and spouse (Joint Life) are both older than 65):

                                                                                   Guaranteed    Maximum Annual
                                                                  Contract Value     Amount     Withdrawal Amount
                                                                 ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 + 3% bonus credit .         $51,500        $51,500         $2,575
         1st Benefit Year Anniversary...........................      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary...........................      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary...........................      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary...........................      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).


If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).


Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,122 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,150 (5% of the initial Guaranteed Amount of $103,000)

After a $12,000 Withdrawal ($5,150 is within the Maximum Annual Withdrawal amount, $6,850 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,150:

Contract Value = $54,850
Guaranteed Amount = $79,850

The contract value is reduced by the $6,850 Excess Withdrawal and the Guaranteed Amount is reduced by 12.49%, the same proportion that the Excess Withdrawal reduced the $54,850 contract value ($6,850 - $54,850)

Contract value = $48,000

Guaranteed Amount = $69,878 ($79,850 X 12.49% = $9,972; $79,850 - $9,972 =
$69,878)
Maximum Annual Withdrawal amount = $3,493.89 (5% of $69,878)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

The portion of Excess Withdrawals attributed to purchase payments (and not bonus credits) will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,200 Maximum Annual Withdrawal amount is not subject to surrender charges; the $6,800 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charges. Withdrawals attributed to bonus credits are not subject to surrender charges.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the contractowner, is age 591/2 (Single Life) or the contractowner and spouse (Joint Life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the contract value (this means that the reduction in the Guaranteed amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3. The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the contract value occurs. This Automatic Annual Step-up will not occur until the contract value exceeds the Guaranteed Amount on a Benefit Year anniversary.See the 5% Enhancement section above), and

     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint on a Design 3 contract:
 o $100,000 purchase payment + $3,000 bonus credit
 o $103,000 Guaranteed Amount
 o A 10% market decline results in a contract value of $92,700
 o $5,150 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $97,444 ($103,000 reduced by 5.39% ($5,000/
$92,700) and the new Maximum Annual Withdrawal amount is $4,872 (5% times $97,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charges.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus, ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your contract value equal to the excess of your initial Guaranteed Amount, (plus any purchase payments and applicable bonus credits made within 90 days of the rider effective date) over your current contract value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the contract value and the initial Guaranteed Amount (plus any purchase payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in contract value if any withdrawal is made, including Maximum Annual Withdrawal amounts or required minimum distributions, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue as discussed in this Supplement and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial purchase payment of $100,000 with a 3% bonus credit of $3,000; Initial Guaranteed Amount of $103,000.

On the seventh Benefit Year anniversary, if the current contract value is $90,000; the contractowner may choose to have $13,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.


If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Wilshire Conservative Profile Fund (a fund of funds) or to one of the following models: Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index.

If you purchased the Plus Option prior to January 20, 2009, your only investment options until the seventh Benefit Year anniversary are the LVIP Wilshire Moderate Profile Fund, the LVIP Wilshire Conservative Profile Fund, both funds of funds, the FTVIPT Franklin

Income Securities Fund or one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model. You may not transfer contract value out of these funds to any other funds before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to the Investment Requirements.


Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal Amount, because you have reached the Maturity Date of the Contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the Joint Life option.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.


If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, you may be eligible for a final payment upon death of the Single Life or surviving Joint Life. To be eligible the death benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.


The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar. If your death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all purchase payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the beneficiary elects to continue the contract after the death of the Single Life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the Joint Life option and purchase a new Single Life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the Single Life Rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may terminate the Joint Life Option and purchase a Single Life Option, if available, (if the contractowner is under age 65) at the current Rider charge and the terms in effect for new sales of the Single Life Option.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

General Provisions.

Termination. After the seventh anniversary of the effective date of the Rider, the contractowner may terminate the Rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the contract value equal to the excess of your initial Guaranteed Amount over the contract value;
 o on the annuity commencement date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the contractowner or annuitant is changed (except if the surviving spouse under the Joint Life option assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the death under the Single Life option or the death of the surviving spouse under the Joint Life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect any Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage or any other living benefits we may offer in the future. The one-year wait does not apply to the election of a new rider after the exercise (and resulting termination) of the Lincoln Lifetime IncomeSM Advantage Plus.


Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage and the Lincoln SmartSecurity (Reg. TM) Advantage (discussed in your prospectus)(only one of these riders can be added to a contract at any one time):the Lincoln Lifetime IncomeSM Advantage has the opportunity to provide a higher Guaranteed Amount because of the 5% Enhancement, Automatic Annual Step-up or 200% Step-up and this benefit also provides the potential for lifetime withdrawals from an earlier age for the Single Life Option only (59 1/2 rather than age 65 with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-Up). However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage is higher and has the potential to increase on every Benefit Year Anniversary if the increase in contract value exceeds the 5% Enhancement. Another factor to consider is that immediate withdrawals from your contract, under the Lincoln Lifetime IncomeSM Advantage, will adversely impact the 5% Enhancement and 200% Step-up. In addition, if the withdrawal is made before age 591/2 (Single Life) or age 65 (Joint Life), the 5% Enhancement is further limited and the 200% Step-up is not available. The Lincoln SmartSecurity (Reg. TM) Advantage provides that Maximum Annual Withdrawal amounts can continue to a beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage does not offer this feature. The Investment Requirements and Termination provisions are different between these two riders.


i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM)Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.


Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage if i4LIFE (Reg. TM)Advantage will provide a higher payout amount. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM)Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of your prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.


Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

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Contract Value = $100,000


Guaranteed Amount = $150,000


After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor


Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.


Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the annuity commencement date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the Single Life Option or age 65 for Joint Life Option, will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See Death Benefits in your prospectus. Any Excess Withdrawals and all withdrawals prior to age 591/2 for Single Life or age 65 for Joint Life will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.


Availability. The Lincoln Lifetime IncomeSM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The contractowner/annuitant as well as the spouse under the Joint Life option must be under age 86 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or on or after the Annuity Commencement Date and must wait at least 12 months after terminating 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage or any other living benefits we may offer in the future. If you decide to drop a rider to add Lincoln Lifetime IncomeSM Advantage, your Guaranteed Amount will equal the current contract value on the effective date of the change. Before you make this change, you should consider that no guarantees or fee waiver provisions carry over from the previous rider. The Lincoln Lifetime IncomeSM Advantage terminates after the death of a covered life and the Guaranteed Amount is not available to a beneficiary. You will be subject to additional Investment Requirements. See the comparison to Lincoln SmartSecurity (Reg. TM) Advantage for other factors to consider before making a change.


There is no guarantee that the Lincoln Lifetime IncomeSM Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this Rider will depend upon your state's approval of this Rider. In addition, certain features of the Rider may not be available in some states. Check with your investment representative regarding availability.

Lincoln SmartSecurity (Reg. TM) Advantage


The Lincoln SmartSecurity (Reg. TM) Advantage is a Rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment plus the amount of any bonus credit applicable to that purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, any bonus credits, step-ups and withdrawals in accordance with the provisions set forth below. There are two different options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):


     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up


The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase after January 16, 2009. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.


You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

By purchasing this Rider, you may be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with its variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect the Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage, which provides minimum guaranteed, periodic withdrawals for life. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Compare to Lincoln SmartSecurity (Reg. TM) Advantage.

If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home office), the Rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.


Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment plus the amount of any bonus credit. The bonus credit is an additional amount credited to the Design 3 contract and is equal to a percentage of the purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined Guaranteed Amounts of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse if joint owner are the annuitant) under either the Lincoln SmartSecurity (Reg. TM) Advantage or the Lincoln Lifetime IncomeSM Advantage.


Additional purchase payments and bonus credits automatically increase the Guaranteed Amount by the amount of the purchase payment and bonus credit (not to exceed the maximum); for example, a $10,000 additional purchase payment, which receives a 3% bonus credit will increase the Guaranteed Amount by $10,300. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Home Office approval. Additional purchase payments will not be allowed if the contract value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.

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

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made and any bonus credits are received, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including any surrender charges and other deductions), the Rider charge and account fee plus any purchase payments and any bonus credits made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, Design 3 (assuming no withdrawals or additional purchase payments):




                                          Contract Value      Guaranteed Amount
                                         ----------------    ------------------
o   Initial Purchase Payment $50,000
    (3% bonus credit)                    $51,500                   $51,500
o   1st Benefit Year Anniversary         $54,000                   $54,000
o   2nd Benefit Year Anniversary         $53,900                   $54,000
o   3rd Benefit Year Anniversary         $57,000                   $57,000


Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments, any bonus credits and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero. On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments and any bonus credits. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made (which receives a 3% bonus credit if Design 3 is purchased), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the interest adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, Design 3,demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $29,400 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $82,400
Maximum Annual Withdrawal = $5,150 (5% of the initial Guaranteed Amount of $103,000)
 Initial Guaranteed Amount of $103,000 equals $100,000 purchase payment and 3% bonus credit

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($82,400
- $7,000 = $75,400).

The Maximum Annual Withdrawal amount was reduced to the least of:

1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,150); or

2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges and an interest adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the interest adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:
1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and
2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a. the contractowner (and spouse if applicable) is age 65;
b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up i.e. all contractowners and the annuitant must be alive and under age 81); and
c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased a Design 3 annuity with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up with $100,000 (and received a bonus credit of 3%), your initial Guaranteed Amount is $103,000 and your initial Maximum Annual Withdrawal amount is $5,150. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $98,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $103,000, then the Maximum Annual Withdrawal amount of $5,150 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount, 5% of $98,000 is $4,900. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available. The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect) and your contract terminates. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect).

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount ; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o Upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can elect any Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage options, or Lincoln Lifetime IncomeSM Advantage option.


i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts , applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.

Availability. The Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option must be under age 81 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage or on or after the Annuity Commencement Date. The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elecive Step-up option is no longer available for purchase.


There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this Rider will depend upon your state's approval of this Rider. Check with your investment representative regarding availability.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER (Reg. TM) Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP markets). This option, when available in your state, is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option is elected by sending a written request to our Home Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.


i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage must be elected by age 85 on qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage you must select a death benefit option. Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage death benefit will be in effect. Existing contractowners, with the Account Value death benefit, who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. SeeThe Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

i4LIFE (Reg. TM) Advantage Charges. i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the net asset value of the Account Value in the VAA. The annual rate of the i4LIFE (Reg. TM) Advantage charge is:



i4LIFE (Reg. TM) Advantage:                           Design 1   Design 2   Design 3
o Account Value Death Benefit                         1.50%      1.95%      1.95%
o Guarantee of Principal Death Benefit                1.55%      2.00%      2.00%
o Enhanced Guaranteed Minimum Death Benefit (EGMDB)   1.80%      2.25%      2.25%

This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value death benefit.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.



We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments and Guaranteed Income Payments made, as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.


Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any surrender charges or applicable interest adjustments. See Charges and Other Deductions. For information regarding income tax consequences of regular income payments, see Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.


The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable (The contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years). The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.


The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.


For nonqualified contracts, if the annuitant and secondary life if applicable both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant (and secondary life if applicable) dies during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.


Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life (if living);
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
  o the Account Value as of the valuation date we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
   o regular income payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.


In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract value or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.



The following example demonstrates the impact of a proportionate withdrawal on your death benefit:


         o i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit     $200,000
         o Total i4LIFE (Reg. TM) Regular Income payments                      $ 25,000
         o Additional Withdrawal                                               $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                  $150,000

Death Benefit Value after i4LIFE (Reg. TM) regular income payment = $200,000 - $25,000 = $175,000
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500 Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
   o regular income payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or

  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and bonus credits and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted in the same proportion that regular income payments and withdrawals reduce the contract value or Account Value.


When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg.
TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.


If a death occurs during the Access Period, the value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:


1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage


A Guaranteed Income Benefit is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg. TM)Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract. Election of this rider will limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage who decides to drop Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg.
TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage rider.


i4LIFE (Reg. TM) Guaranteed Income Benefit, if available, is purchased when you elect i4LIFE (Reg. TM) Advantage or anytime during the Access Period. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.


The Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg.
TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit (In other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular income payments also reduce the Account Value). This withdrawal will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of withdrawals to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living. If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:





         o i4LIFE (Reg. TM) Account Value before market decline     $135,000
         o i4LIFE (Reg. TM) Account Value after market decline      $100,000
         o Guaranteed Income Benefit                                $    810
         o Regular Income Payment after market decline              $    769
         o Account Value after market decline and Guaranteed        $ 99,190
         Income Benefit payment



The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

If you purchased the Guaranteed Income Benefit (version 3) on or after January 20, 2009, the Guaranteed Income Benefit will automatically step-up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. If you purchased the Guaranteed Income Benefit (version 2) prior to January 20, 2009, the Guaranteed Income Benefit will automatically step-up every three years on the periodic income commencement date anniversary to 75% of the current regular income payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every periodic income commencement date anniversary during either a 5-year step-up period (version 3) or every third periodic income commencement date anniversary for a 15 year step-up period (version 2). At the end of a step-up period, you may elect a new step-up period by submitting a written request to the Home office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. Step-ups for qualified contracts, including IRAs, will occur on a calendar year basis.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change every five years for version 3 of the Guaranteed Income Benefit or every 15 years for version 2 of the Guaranteed Income Benefit. If we automatically administer a new step-up period for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up occurred. Increased fees collected during the 30 day period will be refunded into your contract. You will have no more annual step-ups unless you notify us that you wish to start a new 15-year step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit Charges.

If you have an older version of the Guaranteed Income Benefit (Version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for sale.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See below in General i4LIFE (Reg. TM) Provisions for an example.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.

  o The minimum Access Period required for this benefit is the longer of 15 years or the difference between your age (nearest birthday) and age 85. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit.

  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years) thereby reducing your regular income payment, your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will also be reduced. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or

  o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency; or

  o upon written notice to us; or
  o assignment of the contract.


A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM)Advantage election, unless otherwise specified. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.



General i4LIFE (Reg. TM) Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit payments:





         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)


     Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080


     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810


Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit) or Account Value death benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain subaccounts. See The Contracts-Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments and any bonus credits. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments and any bonus credits. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments, corresponding bonus credits, and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment and corresponding bonus credit, plus 15% of that purchase payment and bonus credit.


Example:


         Initial Purchase Payment and corresponding bonus credit      $103,000
         Purchase Payment and corresponding bonus credit 60           $ 10,300
                                                                      --------
         days later
         Income Base                                                  $113,300
         Future Income Base (during the 1st Waiting Period)           $130,295   ($113,300 x 115%)
         Income Base (after 1st Waiting Period)                       $130,295
         New Future Income Base (during 2nd Waiting Period)           $149,839   ($130,295 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment and corresponding bonus credit plus 15% of that purchase payment and corresponding bonus credit on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:



         Income Base                                                $103,000
         Purchase Payment and corresponding bonus credit in         $ 10,300
         Year 2
         New Income Base                                            $113,300
                                                                    --------
         Future Income Base (during 1st Waiting Period-Year 2)      $129,265   ($103,000 x 115%) + ($10,300 x 100%) +
                                                                               (10,300 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $129,265
         New Future Income Base (during 2nd Waiting Period)         $148,655   (129,265 x 115%)


Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments and corresponding bonus credits. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

Example:



      Income Base                             $103,000      Maximum Income Base                   $206,000
      Purchase Payment and                    $ 10,300      Increase to Maximum Income Base       $ 20,600
       corresponding bonus credit in
       Year 2
      New Income Base                         $113,300      New Maximum Income Base               $226,600
      Future Income Base after Purchase       $129,265      Maximum Income Base                   $226,600
       Payment

      Income Base (after 1st Waiting          $129,265
       Period)
      Future Income Base (during 2nd          $148,655      Maximum Income Base                   $226,600
       Waiting Period)

      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200

      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $116,338
      Future Income Base                      $133,789      Maximum Income Base                   $203,940


Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next valuation date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) Rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:




         o i4LIFE (Reg. TM) Account Value before market decline     $135,000
         o i4LIFE (Reg. TM) Account Value after market decline      $100,000
         o Guaranteed Income Benefit                                $    810
         o Regular Income Payment after market decline              $    769
         o Account Value after market decline and Guaranteed        $ 99,190
         Income Benefit payment


If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.


When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.


If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.


The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice we will decrease the percentage charge to the amounts they were before the step-up occurred. Increased fees collected during the 30 day period will be refunded into your contract.


Additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit is currently the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to the election of 4LATER (Reg. TM) Advantage, subject to the terms in your Rider. (Note: i4LIFE (Reg. TM) Advantage can have a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5355 Reduction in i4LIFE (Reg. TM) Advantage regular income payment = $5355 -
 $6375 = 84%
     Reduction in 4LATER (Reg. TM) Guaranteed Income Benefit = $5692 x 84% =
 $4781


General Provisions of 4LATER (Reg. TM) Advantage

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the periodic income commencement date, the 4LATER (Reg. TM) Rider will terminate due to any of the following events:
 o the death of the annuitant (or, the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage. If you terminate the 4LATER (Reg. TM) Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. The availability of 4LATER (Reg. TM) will depend upon your state's approval of the 4LATER (Reg. TM) Rider. You cannot elect 4LATER (Reg.
TM) after an annuity payout option has been elected, including i4LIFE (Reg. TM) Advantage and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage and elect 4LATER (Reg. TM) will not carry their Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the Effective Date of 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts
- Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage.


Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the annuitant's 90th birthday. However, you must elect to receive annuity payouts by the annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option or the Guaranteed Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

General Information

Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home office. You must give us at least 30 days notice before the date on which you want payouts to begin.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less any surrender charges on purchase payments made within twelve months of annuitization and applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5%, or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase payments, bonus credits and persistency credits allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the interest adjustment (see Interest Adjustment and Charges and Other Deductions). The interest adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.

Guaranteed Periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

You may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment and its corresponding bonus credit, if applicable, allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period purchase payment and its corresponding bonus credit, if applicable, will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 30 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Interest Adjustment

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing transfers, regular income payments under i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal amount in Lincoln SmartSecurity (Reg. TM) Advantage) will be subject to the interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of contract value from a fixed subaccount will be increased or decreased by an interest adjustment, unless the transfer, withdrawal or surrender is effective:

 o during the free look period (See Return Privilege).
 o on the expiration date of a guaranteed period.
 o as a result of the death of the contractowner or annuitant.
 o subsequent to the diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be after the contract date and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner. For contracts with bonus credits, purchase payments must be invested for at least twelve months before this waiver will apply.
 o subsequent to the admittance of the contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the contract date and continue for 90 consecutive days prior to the surrender or withdrawal. For contracts with bonus credits, purchase payments must be invested for at least twelve months before this waiver will apply.
 o subsequent to the permanent and total disability of the contractowner if such disability begins after the contract date and prior to the 65th birthday of the contractowner. For contracts with bonus credits, purchase payments must be invested for at least twelve months before this waiver will apply.
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.

In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.

The interest adjustment is calculated by multiplying the transaction amount by:


    (1+A)n      -1
-------------
  (1+B +K )n

     where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no interest adjustment.

     n = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the interest adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, (including previously credited bonus credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home office. You may utilize the reinvestment privilege only once. No bonus credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts

Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms is 5.25% of purchase payments, plus 0.30% annual trail compensation beginning in years two and beyond. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 5.25% of annuitized value and/or ongoing annual compensation of up to 1.05% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product"treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers. Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2008 is contained in the Statement of Additional Information (SAI).

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.

Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. Contracts, endorsements and riders may vary as required by state law. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax Deferral On Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;

 o Contracts acquired by an estate of a decedent;

 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.

Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age At Which Annuity Payouts Begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your contract value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.

Taxation Of Regular Income Payments


The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the access period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or

 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).

Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and Assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.

Gifting A Contract

If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and charges for other optional riders, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.


Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.

 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.

 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Congress enacted The Worker, Retiree, and Employer recovery Act of 2008 (the
Act) in December, 2008. The Act includes a number of relief provisions, including the suspension of the RMD requirement for IRAs and certain qualified plans in 2009. You should consult your tax advisor to determine whether the RMD relief applies to your annuity contract. If your RMD is currently paid automatically each year, Lincoln will not make any changes to your payments for 2009 unless you specifically request that a change be made.


Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Plan Act permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.


Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 7866, 1300 South Clinton Street, Fort Wayne, IN 46802-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes plus for Design 3 contracts only, mortality and expense risk charges and administrative charges proportionately attributable to any applicable bonus credits, less any applicable bonus credits paid into the contract by us. In addition, for Design 3 contracts only, if the contract value on the date of cancellation is less than the sum of purchase payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to any applicable bonus credits. No surrender charges or interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value, excluding any applicable bonus credits during the free-look period.


For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the purchase payment(s) or the contract value as of the valuation date we receive, the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of purchase payments or contract value as of the valuation date.



State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports


As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.



Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.


You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.



Special Arrangements

At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.

Legal Proceedings


In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, or the financial position of the VAA, or the principal underwriter.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N



Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements


For a free copy of the SAI complete the form below:











                Statement of Additional Information Request Card
                          Lincoln ChoicePlusSM Design
                    Lincoln Life Variable Annuity Account N










   .

Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlusSM Design.



                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------


Mail to The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, Indiana 46801.

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



Design 1



                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
AllianceBernstein VPS Global Technology
2006  .   N/A            N/A        N/A          N/A        N/A        N/A
2007  .   N/A            N/A        N/A          5.111     5.572         8
2008  .   N/A            N/A        N/A          5.572     2.887        20
--------- ------         ---        --------     -----     -----       ---
AllianceBernstein VPS Growth and Income
2006  .   N/A            N/A        N/A          N/A        N/A        N/A
2007  .   N/A            N/A        N/A         15.657    16.624         4
2008  .   N/A            N/A        N/A         16.624     9.722         5
--------- ------         ---        --------    ------    ------       ---
AllianceBernstein VPS International Value
2006  .   N/A            N/A        N/A         11.579    11.861         1
2007  .   N/A            N/A        N/A         11.861    12.348        20
2008  .   N/A            N/A        N/A         12.348     5.688        17
--------- ------         ---        --------    ------    ------       ---
AllianceBernstein VPS Small/Mid Cap Value
2006  .   N/A            N/A        N/A          N/A        N/A        N/A
2007  .   N/A            N/A        N/A         21.751    21.219         2
2008  .   N/A            N/A        N/A         21.219    13.444         3
--------- ------         ---        --------    ------    ------       ---
American Century Investments VP Inflation Protection Fund
2006  .   N/A            N/A        N/A          N/A        N/A        N/A
2007  .   N/A            N/A        N/A         11.264    11.287         1*
2008  .   N/A            N/A        N/A         11.287    10.952         6
--------- ------         ---        --------    ------    ------       ---
American Funds Global Growth Fund
2006  .   N/A            N/A        N/A          N/A        N/A        N/A
2007  .   17.044       16.947         1         16.248    17.070        10
2008  .   N/A            N/A        N/A         17.070    10.370        13
--------- ------       ------       ---         ------    ------       ---
American Funds Global Small Capitalization Fund
2006  .   N/A            N/A        N/A          N/A        N/A        N/A
2007  .   28.910       28.694         1         13.447    15.509        15
2008  .   N/A            N/A        N/A         15.509     7.108        17
--------- ------       ------       ---         ------    ------       ---
American Funds Growth Fund
2006  .   14.992       14.872         1*        10.949    10.858         4
2007  .   14.872       16.443         1*        10.858    12.029        71
2008  .   16.443        9.066         5         12.029     6.646        97
--------- ------       ------       ---         ------    ------       ---
American Funds Growth-Income Fund
2006  .   14.158       14.151         1*        15.482    15.477         5
2007  .   14.151       14.629         1*        15.477    16.031        68
2008  .   14.629        8.948         6         16.031     9.825        91
--------- ------       ------       ---         ------    ------       ---
American Funds International Fund
2006  .   N/A            N/A        N/A          9.853     9.987         4
2007  .   22.206       22.082         1          9.987    11.820        49
2008  .   N/A            N/A        N/A         11.820     6.746        67
--------- ------       ------       ---         ------    ------       ---
Delaware VIP Capital Reserves
2006  .   N/A            N/A        N/A          N/A        N/A        N/A
2007  .   N/A            N/A        N/A          N/A        N/A        N/A
2008  .   N/A            N/A        N/A         10.231    10.293         1*
--------- ------       ------       ---         ------    ------       ---
Delaware VIP Diversified Income Series
2006  .   N/A            N/A        N/A          N/A        N/A        N/A
2007  .   N/A            N/A        N/A         11.578    11.992         4
2008  .   N/A            N/A        N/A         11.992    11.246         4
--------- ------       ------       ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
AllianceBernstein VPS Global Technology
2006  .      10.654    11.231         1*         N/A        N/A        N/A
2007  .      11.231    13.311        40          N/A        N/A        N/A
2008  .      13.311     6.913         5          N/A        N/A        N/A
---------    ------    ------        --          --         ---
AllianceBernstein VPS Growth and Income
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      11.082    11.488        10          N/A        N/A        N/A
2008  .      11.488     6.735        26          7.035     6.743         1
---------    ------    ------       ---          -----     -----       ---
AllianceBernstein VPS International Value
2006  .      10.325    11.286         4          N/A        N/A        N/A
2007  .      11.286    11.780        49         11.102    11.788         5
2008  .      11.780     5.440        61         11.788     5.447         5
---------    ------    ------       ---         ------    ------       ---
AllianceBernstein VPS Small/Mid Cap Value
2006  .      10.998    10.990         3          N/A        N/A        N/A
2007  .      10.990    11.031        20         12.604    11.038         2
2008  .      11.031     7.006        27         11.038     7.015        12
---------    ------    ------       ---         ------    ------       ---
American Century Investments VP Inflation Protection Fund
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       9.935    10.773         3          N/A        N/A        N/A
2008  .      10.773    10.479        14         11.095    10.494         1
---------    ------    ------       ---         ------    ------       ---
American Funds Global Growth Fund
2006  .      10.765    10.992         4         10.780    10.994         6
2007  .      10.992    12.480        66         10.994    12.489        13
2008  .      12.480     7.601       134         12.489     7.610        15
---------    ------    ------       ---         ------    ------       ---
American Funds Global Small Capitalization Fund
2006  .      10.700    11.397         4         11.162    11.399         5
2007  .      11.397    13.681        76         11.399    13.690        11
2008  .      13.681     6.286        85         13.690     6.293        13
---------    ------    ------       ---         ------    ------       ---
American Funds Growth Fund
2006  .      10.270    10.708        19         10.731    10.710        11
2007  .      10.708    11.893       239         10.710    11.901        36
2008  .      11.893     6.587       756         11.901     6.595        42
---------    ------    ------       ---         ------    ------       ---
American Funds Growth-Income Fund
2006  .      10.547    10.889        14         10.862    10.891        28
2007  .      10.889    11.307       238         10.891    11.315        49
2008  .      11.307     6.947       695         11.315     6.955        50
---------    ------    ------       ---         ------    ------       ---
American Funds International Fund
2006  .      10.233    10.724         7         10.401    10.726         6
2007  .      10.724    12.724       165         10.726    12.732        22
2008  .      12.724     7.280       483         12.732     7.288        37
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Capital Reserves
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      10.167    10.447         1          N/A        N/A        N/A
2008  .      10.447    10.261         9          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Diversified Income Series
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      10.350    10.990        23         10.576    10.997         5
2008  .      10.990    10.332        99         10.997    10.344         7
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP Emerging Markets Series (4)
2007  .   N/A           N/A         N/A         29.634    29.082         1*
2008  .   N/A           N/A         N/A         29.082    13.856         4
--------- ------      ------        --------    ------    ------         -
Delaware VIP High Yield Series
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         17.307    16.811         2
2008  .   N/A           N/A         N/A         16.811    12.528         5
--------- ------      ------        --------    ------    ------       ---
Delaware VIP REIT Series
2006  .   N/A           N/A         N/A         26.034    25.840         1*
2007  .   N/A           N/A         N/A         25.840    21.868         2
2008  .   N/A           N/A         N/A         21.868    13.955         1
--------- ------      ------        --------    ------    ------       ---
Delaware VIP Small Cap Value Series
2008  .   17.180      15.424          1          5.852     6.886         1
--------- ------      ------        ---         ------    ------       ---
Delaware VIP Trend Series
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         17.775    17.835         1*
2008  .   N/A           N/A         N/A         17.835     9.346         1*
--------- ------      ------        ---         ------    ------       ---
Delaware VIP US Growth Series
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         11.964    12.637         3
2008  .   N/A           N/A         N/A         12.637     7.121         5
--------- ------      ------        ---         ------    ------       ---
Delaware VIP Value Series
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         16.446    15.463         2
2008  .   N/A           N/A         N/A         15.463    10.129         3
--------- ------      ------        ---         ------    ------       ---
DWS VIP Equity 500 Index
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
DWS VIP Small Cap Index
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
Fidelity VIP Contrafund Portfolio
2006  .   17.656      17.515          1*        17.845    17.705         1*
2007  .   17.515      20.219          1*        17.705    20.480        15
2008  .   N/A           N/A         N/A         20.480    11.574        17
--------- ------      ------        ---         ------    ------       ---
Fidelity VIP Growth Portfolio
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         12.655    14.699         1
2008  .   N/A           N/A         N/A         14.699     7.637         2
--------- ------      ------        ---         ------    ------       ---
Fidelity VIP Mid Cap
2006  .   N/A           N/A         N/A         13.037    12.836         1
2007  .   N/A           N/A         N/A         12.836    14.599         3
2008  .   N/A           N/A         N/A         14.599     8.694         9
--------- ------      ------        ---         ------    ------       ---
Fidelity VIP Overseas Portfolio
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         20.291    21.175         2
2008  .   N/A           N/A         N/A         21.175    11.702         2
--------- ------      ------        ---         ------    ------       ---
FTVIPT Franklin Income Securities
2006  .   N/A           N/A         N/A         11.196    11.239         1
2007  .   N/A           N/A         N/A         11.239    11.499        34
2008  .   N/A           N/A         N/A         11.499     7.976        65
--------- ------      ------        ---         ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2006  .   14.439      14.108          1*         7.419     7.301         2
2007  .   14.108      15.445          1*         7.301     8.009         5
2008  .   N/A           N/A         N/A          8.009     4.541        13
--------- ------      ------        ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP Emerging Markets Series (4)
2007  .      12.167    12.038         1*        12.187    12.041         1*
2008  .      12.038     5.750        48         12.041     5.754         1
---------    ------    ------        --         ------    ------         -
Delaware VIP High Yield Series
2006  .      10.510    10.573         1          N/A        N/A        N/A
2007  .      10.573    10.719        11         10.829    10.726         1
2008  .      10.719     8.008        30         10.726     8.017        13
---------    ------    ------        --         ------    ------       ---
Delaware VIP REIT Series
2006  .      10.754    11.414         3          N/A        N/A        N/A
2007  .      11.414     9.684        36         12.085     9.690         4
2008  .       9.684     6.195        30          9.690     6.202         7
---------    ------    ------        --         ------    ------       ---
Delaware
VIP Small
Cap Value
Series
2008  .       9.504     6.895        27          N/A        N/A        N/A
---------    ------    ------        --         ------    ------       ---
Delaware VIP Trend Series
2006  .      10.792    11.189         1*         N/A        N/A        N/A
2007  .      11.189    12.219         9          N/A        N/A        N/A
2008  .      12.219     6.419        18          N/A        N/A        N/A
---------    ------    ------        --         ------    ------       ---
Delaware VIP US Growth Series
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .      10.596     6.836         3          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Value Series
2006  .      10.989    11.166         1          N/A        N/A        N/A
2007  .      11.166    10.707        10          N/A        N/A        N/A
2008  .      10.707     7.032         7          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
DWS VIP Equity 500 Index
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      10.975    11.357         1          N/A        N/A        N/A
2008  .      11.357     7.035         1          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
DWS VIP Small Cap Index
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      11.226    10.768        15         11.729    10.775         1
2008  .      10.768     6.991        15         10.775     6.999         1
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Contrafund Portfolio
2006  .      10.287    10.714        10          N/A        N/A        N/A
2007  .      10.714    12.424       110         10.879    12.432        12
2008  .      12.424     7.038       252         12.432     7.047        25
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Growth Portfolio
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      10.692    13.299         4          N/A        N/A        N/A
2008  .      13.299     6.927         7          8.424     6.935         1*
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Mid Cap
2006  .      10.242    10.543         4          N/A        N/A        N/A
2007  .      10.543    12.021        29         11.398    12.030         4
2008  .      12.021     7.177        84         12.030     7.186        11
---------    ------    ------       ---         ------    ------       ---
Fidelity VIP Overseas Portfolio
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      10.918    12.653         3          N/A        N/A        N/A
2008  .      12.653     7.009         7          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
FTVIPT Franklin Income Securities
2006  .      10.310    10.725        35          N/A        N/A        N/A
2007  .      10.725    11.000       204         10.727    11.008        17
2008  .      11.000     7.649       351         11.008     7.659        23
---------    ------    ------       ---         ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2006  .      10.880    10.771         1          N/A        N/A        N/A
2007  .      10.771    11.845        25         11.791    11.853         2
2008  .      11.845     6.734        45         11.853     6.742         4
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
FTVIPT Mutual Shares Securities
2006  .   N/A           N/A         N/A         11.160    11.284         1*
2007  .   N/A           N/A         N/A         11.284    11.514        42
2008  .   N/A           N/A         N/A         11.514     7.141        51
--------- ------      ------        --------    ------    ------        --
FTVIPT Templeton Global Income Securities
2006  .   N/A           N/A         N/A         11.003    10.995         1*
2007  .   N/A           N/A         N/A         10.995    12.035        12
2008  .   N/A           N/A         N/A         12.035    12.604        18
--------- ------      ------        --------    ------    ------        --
FTVIPT Templeton Growth Securities Fund
2006  .   N/A           N/A         N/A         16.541    16.583         1*
2007  .   N/A           N/A         N/A         16.583    16.737         2
2008  .   N/A           N/A         N/A         16.737     9.519         2
--------- ------      ------        --------    ------    ------        --
Lincoln VIP Baron Growth Opportunities(3)
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         10.971    10.843        10
2008  .   N/A           N/A         N/A         10.843     6.508         9
--------- ------      ------        --------    ------    ------       ---
Lincoln VIP Capital Growth
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          9.426     6.158         1
--------- ------      ------        --------    ------    ------       ---
Lincoln VIP Cohen & Steers Global Real Estate
2007  .   N/A           N/A         N/A          9.283     8.231        10
2008  .   N/A           N/A         N/A          8.231     4.693        14
--------- ------      ------        --------    ------    ------       ---
Lincoln VIP Columbia Value Opportunities
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          9.091     6.086         5
--------- ------      ------        --------    ------    ------       ---
Lincoln VIP Core Fund(1)
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        --------    ------    ------       ---
Lincoln VIP Delaware Bond
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         10.410    10.623         5
2008  .   10.677      10.569          1         10.623    10.134        14
--------- ------      ------        ---         ------    ------       ---
Lincoln VIP Delaware Growth and Income
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A         11.035     7.557         1*
--------- ------      ------        ---         ------    ------       ---
Lincoln VIP Delaware Social Awareness
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
Lincoln VIP Delaware Special Opportunities
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
Lincoln VIP FI Equity-Income
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         11.949    11.782         1
2008  .   N/A           N/A         N/A         11.782     7.147         1
--------- ------      ------        ---         ------    ------       ---
Lincoln VIP Growth Fund(2)
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
Lincoln VIP Growth Opportunities(4)
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
Lincoln VIP Janus Capital Appreciation
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         15.841    16.556         1*
2008  .   N/A           N/A         N/A         16.556     9.637         7
--------- ------      ------        ---         ------    ------       ---
Lincoln VIP Marsico International Growth
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          5.012     5.606         1
--------- ------      ------        ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
FTVIPT Mutual Shares Securities
2006  .      10.646    10.924         9          N/A        N/A        N/A
2007  .      10.924    11.175        88         11.033    11.183        13
2008  .      11.175     6.948       149         11.183     6.956        12
---------    ------    ------       ---         ------    ------       ---
FTVIPT Templeton Global Income Securities
2006  .      10.152    10.422         3          N/A        N/A        N/A
2007  .      10.422    11.437        29         10.451    11.444         1
2008  .      11.437    12.008       218         11.444    12.022         3
---------    ------    ------       ---         ------    ------       ---
FTVIPT Templeton Growth Securities Fund
2006  .      10.578    11.117         4          N/A        N/A        N/A
2007  .      11.117    11.248        23         11.260    11.255         6
2008  .      11.248     6.413        21         11.255     6.421         5
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Baron Growth Opportunities(3)
2006  .      11.171    11.243         1          N/A        N/A        N/A
2007  .      11.243    11.495        17         11.247    11.502         1
2008  .      11.495     6.916        27         11.502     6.924        11
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Capital Growth
2007  .      10.789    10.734         1*         9.987    10.737         6
2008  .      10.734     6.183         4         10.737     6.188         5
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Cohen & Steers Global Real Estate
2007  .       9.554     8.244        19          9.598     8.246         4
2008  .       8.244     4.712        44          8.246     4.716         7
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Columbia Value Opportunities
2007  .      10.135     9.384         4          N/A        N/A        N/A
2008  .       9.384     6.110        14          9.125     6.115         3
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Core Fund(1)
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Delaware Bond
2006  .      10.199    10.252         3          N/A        N/A        N/A
2007  .      10.252    10.659        72         10.415    10.666         5
2008  .      10.659    10.194       206         10.666    10.206         6
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Delaware Growth and Income
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      11.332    11.404         1          N/A        N/A        N/A
2008  .      11.404     7.216         8          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Delaware Social Awareness
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       9.955     7.148         5          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Delaware Special Opportunities
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       8.706     5.722         9          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP FI Equity-Income
2006  .      10.535    10.705         4          N/A        N/A        N/A
2007  .      10.705    11.016         5          N/A        N/A        N/A
2008  .      11.016     6.699         6          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Growth Fund(2)
2006  .      10.841    10.912         1*         N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Growth Opportunities(4)
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Janus Capital Appreciation
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      11.693    13.010         7          N/A        N/A        N/A
2008  .      13.010     7.592        29         11.550     7.601         4
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Marsico International Growth
2007  .      11.328    11.180         1          N/A        N/A        N/A
2008  .      11.180     5.629         7          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln VIP MFS Value
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------     --         ---
Lincoln VIP Mid-Cap Value
2007  .       N/A        N/A        N/A         10.088     8.649         1
2008  .       N/A        N/A        N/A          8.649     5.044         3
---------     --         ---        --------    ------     -----       ---
Lincoln VIP Mondrian International Value
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         12.110    12.179         1
2008  .       N/A        N/A        N/A         12.179     7.588         1
---------     --         ---        --------    ------    ------       ---
Lincoln VIP Money Market Fund
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         10.173    10.447         2
2008  .      10.557    10.548         2         10.447    10.517         2
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP SSgA Bond Index
2008  .      10.248    10.459         5         10.200    10.470        11
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP SSgA Developed International 150
2008  .       8.300     6.260         1          8.649     6.267         3
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP SSgA Emerging Markets 100
2008  .       8.255     6.052         1          8.641     6.058         3
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP SSgA International Index
2008  .       8.270     6.397         1          8.632     6.403         7
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP SSgA Large Cap 100
2008  .       9.541     6.973         3          9.907     6.980         4
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP SSgA S&P 500 Index
2007  .       N/A        N/A        N/A         11.275    11.394         4
2008  .       9.213     6.989         3         11.394     7.039        16
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP SSgA Small Cap Index
2007  .       N/A        N/A        N/A          9.160     9.158         1
2008  .       8.178     5.929         1          9.158     5.948         5
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP SSgA Small/Mid Cap 200
2008  .      10.186     7.224         1         10.620     7.231         1
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP T. Rowe Price Growth Stock
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP T. Rowe Price Structured Mid-Cap Growth
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         18.706    17.895         1
2008  .       N/A        N/A        N/A         17.895    10.073         1
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Templeton Growth
2007  .       N/A        N/A        N/A          9.688     9.807         3
2008  .       N/A        N/A        N/A          9.807     6.005        11
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Turner Mid-Cap Growth
2007  .       N/A        N/A        N/A         10.411    10.853         1
2008  .       N/A        N/A        N/A         10.853     5.411         3
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP UBS Global Asset Allocation
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         15.856    15.710        20
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Wilshire 2010 Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Wilshire 2020 Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln VIP MFS Value
2007  .       9.468     9.738         4          N/A        N/A        N/A
2008  .       9.738     6.502        25          8.895     6.506         5
---------     -----     -----        --          -----     -----       ---
Lincoln VIP Mid-Cap Value
2007  .       9.919     8.662         4          9.382     8.664         6
2008  .       8.662     5.065         9          8.664     5.069        16
---------     -----     -----        --          -----     -----       ---
Lincoln VIP Mondrian International Value
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      10.947    12.221         5          N/A        N/A        N/A
2008  .      12.221     7.634         5          N/A        N/A        N/A
---------    ------    ------       ---          -----     -----       ---
Lincoln VIP Money Market Fund
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      10.238    10.483        25          N/A        N/A        N/A
2008  .      10.483    10.580       244         10.586    10.592        12
---------    ------    ------       ---         ------    ------       ---
Lincoln
VIP SSgA
Bond
Index
2008  .      10.261    10.484        81         10.207    10.487        12
---------    ------    ------       ---         ------    ------       ---
Lincoln
VIP SSgA
Developed
Internati
150
2008  .       8.794     6.275        29          8.655     6.276         2
---------    ------    ------       ---         ------    ------       ---
Lincoln
VIP SSgA
Emerging
Markets
100
2008  .       9.023     6.066        25          8.647     6.068         1
---------    ------    ------       ---         ------    ------       ---
Lincoln
VIP SSgA
Internati
Index
2008  .       8.722     6.412        32          8.638     6.413         2
---------    ------    ------       ---         ------    ------       ---
Lincoln
VIP SSgA
Large Cap
100
2008  .      10.079     6.989        51          9.914     6.991         3
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP SSgA S&P 500 Index
2007  .      10.668    10.791         2          N/A        N/A        N/A
2008  .      10.791     6.684        67          9.243     6.692         3
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP SSgA Small Cap Index
2007  .      10.207     9.173         4          9.305     9.175         6
2008  .       9.173     5.972        20          9.175     5.977         7
---------    ------    ------       ---         ------    ------       ---
Lincoln
VIP SSgA
Small/Mid
Cap 200
2008  .      10.749     7.241        14         10.627     7.242         1
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP T. Rowe Price Growth Stock
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       8.764     5.707         1          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP T. Rowe Price Structured Mid-Cap Growth
2006  .      10.949    10.911         1*         N/A        N/A        N/A
2007  .      10.911    12.221         5          N/A        N/A        N/A
2008  .      12.221     6.896         7          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Templeton Growth
2007  .       9.980     9.821         4         10.104     9.824         5
2008  .       9.821     6.030       115          9.824     6.034         5
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Turner Mid-Cap Growth
2007  .      10.200    10.979         5         10.360    10.982         1
2008  .      10.979     5.488        14         10.982     5.493         1
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP UBS Global Asset Allocation
2006  .      10.377    10.751         1*         N/A        N/A        N/A
2007  .      10.751    11.278         1          N/A        N/A        N/A
2008  .      11.278     7.427         1*         N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Wilshire 2010 Profile
2007  .      10.354    10.466         7          N/A        N/A        N/A
2008  .      10.466     7.853         7          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Wilshire 2020 Profile
2007  .      10.207    10.312         7          N/A        N/A        N/A
2008  .      10.312     7.434         7          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln VIP Wilshire 2030 Profile
2007  .   N/A           N/A         N/A         N/A         N/A        N/A
2008  .   N/A           N/A         N/A         N/A         N/A        N/A
--------- ------      ------        --------   ------       ---        ---
Lincoln VIP Wilshire 2040 Profile
2007  .   N/A           N/A         N/A         N/A         N/A        N/A
2008  .   N/A           N/A         N/A         N/A         N/A        N/A
--------- ------      ------        --------   ------       ---        ---
Lincoln VIP Wilshire Aggressive Profile
2006  .   N/A           N/A         N/A         N/A         N/A        N/A
2007  .   N/A           N/A         N/A        13.731     13.642         1*
2008  .   N/A           N/A         N/A        13.642      7.988         2
--------- ------      ------        --------   ------     ------       ---
Lincoln VIP Wilshire Conservative Profile
2006  .   N/A           N/A         N/A         N/A         N/A        N/A
2007  .   N/A           N/A         N/A         N/A         N/A        N/A
2008  .   N/A           N/A         N/A        11.446      9.390        11
--------- ------      ------        --------   ------     ------       ---
Lincoln VIP Wilshire Moderate Profile
2006  .   N/A           N/A         N/A         N/A         N/A        N/A
2007  .   N/A           N/A         N/A        12.710     12.420         1*
2008  .   N/A           N/A         N/A        12.420      8.964        39
--------- ------      ------        --------   ------     ------       ---
Lincoln VIP Wilshire Moderately Aggressive Profile
2006  .   N/A           N/A         N/A         N/A         N/A        N/A
2007  .   N/A           N/A         N/A        12.323     12.929        51
2008  .   N/A           N/A         N/A        12.929      8.468        43
--------- ------      ------        --------   ------     ------       ---
MFS VIT Growth Series
2008  .   N/A           N/A         N/A         N/A         N/A        N/A
--------- ------      ------        --------   ------     ------       ---
MFS VIT Total Return Series
2006  .   14.107      14.120          1*        N/A         N/A        N/A
2007  .   14.120      14.443          1*       14.368     14.201         7
2008  .   N/A           N/A         N/A        14.201     10.878        16
--------- ------      ------        ---        ------     ------       ---
MFS VIT Utilities Series
2006  .   N/A           N/A         N/A        19.049     19.038         1*
2007  .   N/A           N/A         N/A        19.038     23.947        11
2008  .   N/A           N/A         N/A        23.947     14.686        11
--------- ------      ------        ---        ------     ------       ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2006  .   N/A           N/A         N/A        15.664     15.378         1*
2007  .   N/A           N/A         N/A        15.378     18.581         1*
2008  .   N/A           N/A         N/A        18.581     10.376         1*
--------- ------      ------        ---        ------     ------       ---
Neuberger Berman AMT Regency Portfolio
2006  .   N/A           N/A         N/A        19.693     19.259         1*
2007  .   N/A           N/A         N/A        19.259     19.618         1*
2008  .   N/A           N/A         N/A        19.618     10.481         1*
--------- ------      ------        ---        ------     ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln VIP Wilshire 2030 Profile
2007  .       N/A        N/A        N/A         N/A         N/A        N/A
2008  .       N/A        N/A        N/A         N/A         N/A        N/A
---------     --         ---                   ------       ---
Lincoln VIP Wilshire 2040 Profile
2007  .       N/A        N/A        N/A         N/A         N/A        N/A
2008  .       N/A        N/A        N/A         N/A         N/A        N/A
---------     --         ---                   ------       ---
Lincoln VIP Wilshire Aggressive Profile
2006  .       N/A        N/A        N/A         N/A         N/A        N/A
2007  .      11.280    12.146         4        10.929     12.154         2
2008  .      12.146     7.130        19        12.154      7.138         2
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP Wilshire Conservative Profile
2006  .      10.490    10.565         1         N/A         N/A        N/A
2007  .      10.565    11.228         2         N/A         N/A        N/A
2008  .      11.228     9.030         1         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP Wilshire Moderate Profile
2006  .       N/A        N/A        N/A         N/A         N/A        N/A
2007  .      10.805    11.590       173        11.144     11.598         8
2008  .      11.590     8.386       144        11.598      8.396        20
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP Wilshire Moderately Aggressive Profile
2006  .       N/A        N/A        N/A         N/A         N/A        N/A
2007  .      10.883    11.831        58        11.744     11.839         2
2008  .      11.831     7.768        96        11.839      7.777        11
---------    ------    ------       ---        ------     ------       ---
MFS VIT
Growth
Series
2008  .       9.334     6.337         4         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
MFS VIT Total Return Series
2006  .      10.597    10.736         2         N/A         N/A        N/A
2007  .      10.736    11.031        56        11.352     11.039         1
2008  .      11.031     8.471        65        11.039      8.481         7
---------    ------    ------       ---        ------     ------       ---
MFS VIT Utilities Series
2006  .      11.004    11.455         2         N/A         N/A        N/A
2007  .      11.455    14.445        26        11.858     14.454         2
2008  .      14.445     8.881        73        14.454      8.891         2
---------    ------    ------       ---        ------     ------       ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2006  .       N/A        N/A        N/A         N/A         N/A        N/A
2007  .      11.094    13.438        12         N/A         N/A        N/A
2008  .      13.438     7.523        13         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Neuberger Berman AMT Regency Portfolio
2006  .      11.219    11.056         1         N/A         N/A        N/A
2007  .      11.056    11.291         7         N/A         N/A        N/A
2008  .      11.291     6.047         6         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---


*  All numbers less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(4) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

                                   Design 2



                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
AllianceBernstein VPS Global Technology
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   20.991       20.190         1*       17.836     20.402         8
2008  .   20.190       10.391         2        20.402     10.521        13
--------- ------       ------       ---        ------     ------       ---
AllianceBernstein VPS Growth and Income
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A         N/A         N/A        N/A
2008  .   N/A            N/A        N/A        16.833     10.722         1
--------- ------       ------       ---        ------     ------       ---
AllianceBernstein VPS International Value
2006  .   N/A            N/A        N/A        11.611     11.828         1*
2007  .   13.232       12.219         1        11.828     12.257        40
2008  .   12.219        5.593         2        12.257      5.621        38
--------- ------       ------       ---        ------     ------       ---
AllianceBernstein VPS Small/Mid Cap Value
2006  .   N/A            N/A        N/A        22.035     21.940         1*
2007  .   23.722       21.644         1*       21.940     21.866         6
2008  .   21.644       13.624         1*       21.866     13.792         8
--------- ------       ------       ---        ------     ------       ---
American Century Investments VP Inflation Protection Fund
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A         N/A         N/A        N/A
2008  .   N/A            N/A        N/A        11.266     10.727         1
--------- ------       ------       ---        ------     ------       ---
American Funds Global Growth Fund
2006  .   N/A            N/A        N/A        14.726     14.897         1*
2007  .   17.108       16.675         1        14.897     16.795        21
2008  .   16.675       10.065         4        16.795     10.158        24
--------- ------       ------       ---        ------     ------       ---
American Funds Global Small Capitalization Fund
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   33.351       33.414         1*       28.375     33.762         8
2008  .   33.414       15.214         1        33.762     15.404        25
--------- ------       ------       ---        ------     ------       ---
American Funds Growth Fund
2006  .   N/A            N/A        N/A        19.660     19.447        10
2007  .   21.414       21.227         1*       19.447     21.448        30
2008  .   21.227       11.652         4        21.448     11.797        40
--------- ------       ------       ---        ------     ------       ---
American Funds Growth-Income Fund
2006  .   N/A            N/A        N/A        17.996     17.991         5
2007  .   18.558       18.359         1*       17.991     18.552        39
2008  .   18.359       11.179         1        18.552     11.319        74
--------- ------       ------       ---        ------     ------       ---
American Funds International Fund
2006  .   N/A            N/A        N/A        23.103     23.513         2
2007  .   27.780       27.418         1*       23.513     27.703        12
2008  .   27.418       15.546         1        27.703     15.739        30
--------- ------       ------       ---        ------     ------       ---
Delaware VIP Capital Reserves
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A         N/A         N/A        N/A
2008  .   N/A            N/A        N/A        10.224     10.130         1
--------- ------       ------       ---        ------     ------       ---
Delaware VIP Diversified Income Series
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A        11.759     11.799         2
2008  .   N/A            N/A        N/A        11.799     11.015         9
--------- ------       ------       ---        ------     ------       ---
Delaware VIP Emerging Markets Series (4)
2007  .   52.557       51.575         1*       11.090     11.986        13
2008  .   51.575       24.412         1        11.986      5.685        23
--------- ------       ------       ---        ------     ------       ---
Delaware VIP High Yield Series
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A         N/A         N/A        N/A
2008  .   N/A            N/A        N/A        15.763     12.124         3
--------- ------       ------       ---        ------     ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
AllianceBernstein VPS Global Technology
2006  .     11.750     11.740         2         N/A         N/A        N/A
2007  .     11.740     13.854        14         N/A         N/A        N/A
2008  .     13.854      7.162        13         N/A         N/A        N/A
---------   ------     ------        --        ------       ---        ---
AllianceBernstein VPS Growth and Income
2006  .      N/A         N/A        N/A         N/A         N/A        N/A
2007  .     13.444     13.788        10         N/A         N/A        N/A
2008  .     13.788      8.047        15         N/A         N/A        N/A
---------   ------     ------       ---        ------       ---        ---
AllianceBernstein VPS International Value
2006  .     11.003     11.846         3         N/A         N/A        N/A
2007  .     11.846     12.309        52        12.704     12.318         9
2008  .     12.309      5.659        57        12.318      5.666         9
---------   ------     ------       ---        ------     ------       ---
AllianceBernstein VPS Small/Mid Cap Value
2006  .     20.353     20.971         1*        N/A         N/A        N/A
2007  .     20.971     20.954        21        23.768     21.020         5
2008  .     20.954     13.250        27        21.020     13.298         5
---------   ------     ------       ---        ------     ------       ---
American Century Investments VP Inflation Protection Fund
2006  .     10.443     10.398         5         N/A         N/A        N/A
2007  .     10.398     11.206         6         N/A         N/A        N/A
2008  .     11.206     10.851        18        11.284     10.876         1
---------   ------     ------       ---        ------     ------       ---
American Funds Global Growth Fund
2006  .     14.486     14.994         8         N/A         N/A        N/A
2007  .     14.994     16.947        48        15.550     16.978         2
2008  .     16.947     10.275        51        16.978     10.299         2
---------   ------     ------       ---        ------     ------       ---
American Funds Global Small Capitalization Fund
2006  .     22.412     24.011         1         N/A         N/A        N/A
2007  .     24.011     28.694        18        28.816     32.332         1
2008  .     28.694     13.124        23        32.332     14.796         1
---------   ------     ------       ---        ------     ------       ---
American Funds Growth Fund
2006  .     14.276     14.872        11         N/A         N/A        N/A
2007  .     14.872     16.443       111        17.440     18.779        14
2008  .     16.443      9.066       153        18.779     10.360        14
---------   ------     ------       ---        ------     ------       ---
American Funds Growth-Income Fund
2006  .     13.719     14.151         8         N/A         N/A        N/A
2007  .     14.151     14.629       116        15.590     15.767         7
2008  .     14.629      8.948       169        15.767      9.648         6
---------   ------     ------       ---        ------     ------       ---
American Funds International Fund
2006  .     17.637     18.695         2         N/A         N/A        N/A
2007  .     18.695     22.082        32        21.640     23.496         5
2008  .     22.082     12.577        46        23.496     13.389         6
---------   ------     ------       ---        ------     ------       ---
Delaware VIP Capital Reserves
2006  .      N/A         N/A        N/A         N/A         N/A        N/A
2007  .      N/A         N/A        N/A         N/A         N/A        N/A
2008  .     10.651     10.270        13         N/A         N/A        N/A
---------   ------     ------       ---        ------     ------       ---
Delaware VIP Diversified Income Series
2006  .     11.135     11.263         6         N/A         N/A        N/A
2007  .     11.263     11.906        32        11.891     11.927         2
2008  .     11.906     11.143        41        11.927     11.168         2
---------   ------     ------       ---        ------     ------       ---
Delaware VIP Emerging Markets Series (4)
2007  .     35.959     41.238         2         N/A         N/A        N/A
2008  .     41.238     19.608         7        26.881     13.760         1*
---------   ------     ------       ---        ------     ------       ---
Delaware VIP High Yield Series
2006  .     13.235     13.453         9         N/A         N/A        N/A
2007  .     13.453     13.576        16         N/A         N/A        N/A
2008  .     13.576     10.097        18         N/A         N/A        N/A
---------   ------     ------       ---        ------     ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP REIT Series
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A        24.630     21.266         1*
2008  .   N/A            N/A        N/A        21.266     13.510         1*
--------- ------         ---        --------   ------     ------       ---
Delaware VIP Small Cap Value Series
2008  .   N/A            N/A        N/A        20.160     13.816         1
--------- ------         ---        --------   ------     ------       ---
Delaware VIP Trend Series
2006  .   N/A            N/A        N/A        16.509     15.991         2
2007  .   N/A            N/A        N/A        15.991     17.340         3
2008  .   N/A            N/A        N/A        17.340      9.045         3
--------- ------         ---        --------   ------     ------       ---
Delaware VIP US Growth Series
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A        14.557     15.462         2
2008  .   N/A            N/A        N/A        15.462      8.673         2
--------- ------         ---        --------   ------     ------       ---
Delaware VIP Value Series
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A        15.813     15.027         6
2008  .   N/A            N/A        N/A        15.027      9.799        11
--------- ------         ---        --------   ------     ------       ---
DWS VIP Equity 500 Index
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A        15.289     15.557        10
2008  .   N/A            N/A        N/A        15.557      9.569        13
--------- ------         ---        --------   ------     ------       ---
DWS VIP Small Cap Index
2006  .   N/A            N/A        N/A        18.430     18.298         1*
2007  .   N/A            N/A        N/A        18.298     17.574         5
2008  .   N/A            N/A        N/A        17.574     11.330        12
--------- ------         ---        --------   ------     ------       ---
Fidelity VIP Contrafund Portfolio
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A        18.850     20.463        23
2008  .   18.826       11.372         2        20.463     11.512        46
--------- ------       ------       ---        ------     ------       ---
Fidelity VIP Growth Portfolio
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   18.561       18.060         1*       11.729     14.289         6
2008  .   18.060        9.323         1        14.289      7.391         6
--------- ------       ------       ---        ------     ------       ---
Fidelity VIP Mid Cap
2006  .   N/A            N/A        N/A        12.949     12.746         1*
2007  .   15.142       14.357         1*       12.746     14.431        31
2008  .   14.357        8.495         1        14.431      8.556        53
--------- ------       ------       ---        ------     ------       ---
Fidelity VIP Overseas Portfolio
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A        18.237     20.581         2
2008  .   N/A            N/A        N/A        20.581     11.322         1
--------- ------       ------       ---        ------     ------       ---
FTVIPT Franklin Income Securities
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   11.458       11.380         1*       11.882     11.416        81
2008  .   11.380        7.842         2        11.416      7.883        79
--------- ------       ------       ---        ------     ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2006  .   N/A            N/A        N/A        19.101     18.661         2
2007  .   N/A            N/A        N/A        18.661     20.378         3
2008  .   N/A            N/A        N/A        20.378     11.503         7
--------- ------       ------       ---        ------     ------       ---
FTVIPT Mutual Shares Securities
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A        11.339     11.430        14
2008  .   10.578        7.015         1*       11.430      7.057        22
--------- ------       ------       ---        ------     ------       ---
FTVIPT Templeton Global Income Securities
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A        11.372     11.896         6
2008  .   N/A            N/A        N/A        11.896     12.403         8
--------- ------       ------       ---        ------     ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP REIT Series
2006  .      25.417    27.270         3         N/A         N/A        N/A
2007  .      27.270    23.032        12        26.539     21.666         4
2008  .      23.032    14.668         9        21.666     13.805         4
---------    ------    ------        --        ------     ------       ---
Delaware
VIP Small
Cap Value
Series
2008  .      22.201    15.424         2         N/A         N/A        N/A
---------    ------    ------        --        ------     ------       ---
Delaware VIP Trend Series
2006  .       N/A        N/A        N/A         N/A         N/A        N/A
2007  .       N/A        N/A        N/A         N/A         N/A        N/A
2008  .       N/A        N/A        N/A         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Delaware VIP US Growth Series
2006  .      11.391    11.296         1*        N/A         N/A        N/A
2007  .      11.296    12.492         2        12.772     12.517         1*
2008  .      12.492     7.025         2        12.517      7.042         1*
---------    ------    ------       ---        ------     ------       ---
Delaware VIP Value Series
2006  .      15.037    15.675         1         N/A         N/A        N/A
2007  .      15.675    14.964        13        17.170     15.317         3
2008  .      14.964     9.783        13        15.317     10.018         3
---------    ------    ------       ---        ------     ------       ---
DWS VIP Equity 500 Index
2006  .      15.149    15.225         4         N/A         N/A        N/A
2007  .      15.225    15.737         6         N/A         N/A        N/A
2008  .      15.737     9.704         8         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
DWS VIP Small Cap Index
2006  .      18.336    18.464         3         N/A         N/A        N/A
2007  .      18.464    17.779         8        19.394     17.820         5
2008  .      17.779    11.490         6        17.820     11.523         5
---------    ------    ------       ---        ------     ------       ---
Fidelity VIP Contrafund Portfolio
2006  .      17.519    17.515         6         N/A         N/A        N/A
2007  .      17.515    20.219        48        19.060     20.286         4
2008  .      20.219    11.403        79        20.286     11.447         5
---------    ------    ------       ---        ------     ------       ---
Fidelity VIP Growth Portfolio
2006  .       N/A        N/A        N/A         N/A         N/A        N/A
2007  .       7.107     8.330         1         N/A         N/A        N/A
2008  .       8.330     4.320         2         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Fidelity VIP Mid Cap
2006  .      12.926    12.796         3         N/A         N/A        N/A
2007  .      12.796    14.524        60        13.969     14.543         9
2008  .      14.524     8.632        70        14.543      8.648        10
---------    ------    ------       ---        ------     ------       ---
Fidelity VIP Overseas Portfolio
2006  .      10.926    11.113         1*        N/A         N/A        N/A
2007  .      11.113    12.801         4         N/A         N/A        N/A
2008  .      12.801     7.060         6         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
FTVIPT Franklin Income Securities
2006  .      10.960    11.225        13         N/A         N/A        N/A
2007  .      11.225    11.462        95        11.932     11.471        15
2008  .      11.462     7.935       138        11.471      7.945        14
---------    ------    ------       ---        ------     ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2006  .      14.237    14.108         1         N/A         N/A        N/A
2007  .      14.108    15.445        17        15.523     15.494         5
2008  .      15.445     8.740        24        15.494      8.773         5
---------    ------    ------       ---        ------     ------       ---
FTVIPT Mutual Shares Securities
2006  .      10.931    11.270         1         N/A         N/A        N/A
2007  .      11.270    11.477        81        12.093     11.486        15
2008  .      11.477     7.104       108        11.486      7.112        17
---------    ------    ------       ---        ------     ------       ---
FTVIPT Templeton Global Income Securities
2006  .      10.945    10.960         1*        N/A         N/A        N/A
2007  .      10.960    11.973        25        11.951     11.988         1
2008  .      11.973    12.514        37        11.988     12.537         1
---------    ------    ------       ---        ------     ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
FTVIPT Templeton Growth Securities Fund
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         21.102    20.085         1
2008  .   N/A           N/A         N/A         20.085    11.372         1
--------- ----------- -------- -------------    ------    ------       ---
Lincoln VIP Baron Growth Opportunities(3)
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         10.863    10.765         2
2008  .   N/A           N/A         N/A         10.765     6.432         3
--------- ----------- -------- -------------    ------    ------       ---
Lincoln VIP Capital Growth
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
Lincoln VIP Cohen & Steers Global Real Estate
2007  .   N/A           N/A         N/A          9.367     8.208         8
2008  .   N/A           N/A         N/A          8.208     4.659        10
--------- ----------- -------- -------------    ------    ------       ---
Lincoln VIP Columbia Value Opportunities
2007  .   N/A           N/A         N/A         10.124     9.344         1
2008  .   N/A           N/A         N/A          9.344     6.041         1
--------- ----------- -------- -------------    ------    ------       ---
Lincoln VIP Core Fund(1)
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
Lincoln VIP Delaware Bond
2006  .   N/A           N/A         N/A         10.715    10.629        21
2007  .   N/A           N/A         N/A         10.629    10.974        20
2008  .   N/A           N/A         N/A         10.974    10.421        17
--------- ----------- -------- -------------    ------    ------       ---
Lincoln VIP Delaware Growth and Income
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         11.699    11.836         2
2008  .   N/A           N/A         N/A         11.836     7.437         1
--------- ----------- -------- -------------    ------    ------       ---
Lincoln VIP Delaware Social Awareness
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A         15.235    10.546         1
--------- ----------- -------- -------------    ------    ------       ---
Lincoln VIP Delaware Special Opportunities
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
Lincoln VIP FI Equity-Income
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         11.399    11.646         1*
2008  .   N/A           N/A         N/A         11.646     7.033         1
--------- ----------- -------- -------------    ------    ------       ---
Lincoln VIP Growth Fund(2)
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
Lincoln VIP Growth Opportunities(4)
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
Lincoln VIP Janus Capital Appreciation
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A         14.163    16.215         2
2008  .   N/A           N/A         N/A         16.215     9.396         2
--------- ----------- -------- -------------    ------    ------       ---
Lincoln VIP Marsico International Growth
2007  .   N/A           N/A         N/A         10.184    11.132         5
2008  .   N/A           N/A         N/A         11.132     5.566         8
--------- ----------- -------- -------------    ------    ------       ---
Lincoln VIP MFS Value
2007  .   N/A           N/A         N/A          9.700     9.695         1*
2008  .   N/A           N/A         N/A          9.695     6.428         2
--------- ----------- -------- -------------    ------    ------       ---
Lincoln VIP Mid-Cap Value
2007  .   N/A           N/A         N/A          9.972     8.625         2
2008  .   N/A           N/A         N/A          8.625     5.008         2
--------- ----------- -------- -------------    ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
FTVIPT Templeton Growth Securities Fund
2006  .      16.295    17.090         5         N/A        N/A         N/A
2007  .      17.090    17.213        27         N/A        N/A         N/A
2008  .      17.213     9.770        27         N/A        N/A         N/A
---------    ------    ------        --        -----      -----        --------
Lincoln VIP Baron Growth Opportunities(3)
2006  .      10.617    10.619         1*        N/A        N/A         N/A
2007  .      10.619    10.808        14         N/A        N/A         N/A
2008  .      10.808     6.474        31         N/A        N/A         N/A
---------    ------    ------        --        -----      -----        --------
Lincoln VIP Capital Growth
2007  .      10.213    10.704         2         N/A        N/A         N/A
2008  .      10.704     6.138         5         N/A        N/A         N/A
---------    ------    ------        --        -----      -----        --------
Lincoln VIP Cohen & Steers Global Real Estate
2007  .       9.524     8.221         6        9.654      8.223          1*
2008  .       8.221     4.678        13        8.223      4.682          2
---------    ------    ------        --        -----      -----        ---
Lincoln VIP Columbia Value Opportunities
2007  .      10.305     9.359         2         N/A        N/A         N/A
2008  .       9.359     6.067         8         N/A        N/A         N/A
---------    ------    ------        --        -----      -----        ---
Lincoln VIP Core Fund(1)
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        -----      -----        ---
Lincoln VIP Delaware Bond
2006  .      10.707    10.726        11         N/A        N/A         N/A
2007  .      10.726    11.101        28         N/A        N/A         N/A
2008  .      11.101    10.569        45         N/A        N/A         N/A
---------    ------    ------       ---        -----      -----        ---
Lincoln VIP Delaware Growth and Income
2006  .      11.304    11.435         3         N/A        N/A         N/A
2007  .      11.435    11.913         5         N/A        N/A         N/A
2008  .      11.913     7.504         5         N/A        N/A         N/A
---------    ------    ------       ---        -----      -----        ---
Lincoln VIP Delaware Social Awareness
2006  .      16.551    16.451         1*        N/A        N/A         N/A
2007  .      16.451    16.628         1*        N/A        N/A         N/A
2008  .      16.628    10.696         1*        N/A        N/A         N/A
---------    ------    ------       ---        -----      -----        ---
Lincoln VIP Delaware Special Opportunities
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
---------    ------    ------       ---        -----      -----        ---
Lincoln VIP FI Equity-Income
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .      11.762    11.721         2         N/A        N/A         N/A
2008  .      11.721     7.096         2         N/A        N/A         N/A
---------    ------    ------       ---        -----      -----        ---
Lincoln VIP Growth Fund(2)
2006  .      11.268    11.280         3         N/A        N/A         N/A
---------    ------    ------       ---        -----      -----        ---
Lincoln VIP Growth Opportunities(4)
2006  .      12.608    12.375         1*        N/A        N/A         N/A
---------    ------    ------       ---        -----      -----        ---
Lincoln VIP Janus Capital Appreciation
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .      14.789    16.404         3         N/A        N/A         N/A
2008  .      16.404     9.530         6         N/A        N/A         N/A
---------    ------    ------       ---        -----      -----        ---
Lincoln VIP Marsico International Growth
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .      10.556     5.588         4        9.361      5.593          1
---------    ------    ------       ---        -----      -----        ---
Lincoln VIP MFS Value
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       5.721     6.454         1         N/A        N/A         N/A
---------    ------    ------       ---        -----      -----        ---
Lincoln VIP Mid-Cap Value
2007  .      10.085     8.638        15         N/A        N/A         N/A
2008  .       8.638     5.028        26        7.276      5.032          1*
---------    ------    ------       ---        -----      -----        ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln VIP Mondrian International Value
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         22.096    23.785         1
2008  .       N/A        N/A        N/A         23.785    14.753         2
---------     --         ---        --------    ------    ------       ---
Lincoln VIP Money Market Fund
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         10.246    10.378        11
2008  .       N/A        N/A        N/A         10.378    10.401         3
---------     --         ---        --------    ------    ------       ---
Lincoln VIP SSgA Bond Index
2008  .       N/A        N/A        N/A          9.957    10.446         6
---------     --         ---        --------    ------    ------       ---
Lincoln VIP SSgA Developed International 150
2008  .       N/A        N/A        N/A          5.642     6.252         1
---------     --         ---        --------    ------    ------       ---
Lincoln VIP SSgA Emerging Markets 100
2008  .       N/A        N/A        N/A          5.501     6.044         1
---------     --         ---        --------    ------    ------       ---
Lincoln VIP SSgA International Index
2008  .       N/A        N/A        N/A          5.752     6.388         4
---------     --         ---        --------    ------    ------       ---
Lincoln VIP SSgA Large Cap 100
2008  .       N/A        N/A        N/A          6.852     6.964         5
---------     --         ---        --------    ------    ------       ---
Lincoln VIP SSgA S&P 500 Index
2007  .      11.285    11.205         1*        11.315    11.263         2
2008  .      11.205     6.878         3         11.263     6.927        19
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP SSgA Small Cap Index
2007  .       N/A        N/A        N/A         10.079     9.133        11
2008  .       N/A        N/A        N/A          9.133     5.905        17
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP SSgA Small/Mid Cap 200
2008  .       N/A        N/A        N/A          7.206     7.214         3
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP T. Rowe Price Growth Stock
2007  .       N/A        N/A        N/A          9.960     9.908         7
2008  .       N/A        N/A        N/A          9.908     5.642         7
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP T. Rowe Price Structured Mid-Cap Growth
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         16.432    17.527         3
2008  .       N/A        N/A        N/A         17.527     9.821         3
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Templeton Growth
2007  .       N/A        N/A        N/A         10.199     9.780        13
2008  .       8.984     5.943         1          9.780     5.962        16
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Turner Mid-Cap Growth
2007  .      10.748    10.919         1*        10.604    10.932         2
2008  .      10.919     5.409         3         10.932     5.427         5
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP UBS Global Asset Allocation
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         14.710    15.386         5
2008  .       N/A        N/A        N/A         15.386    10.061         2
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Wilshire 2010 Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Wilshire 2020 Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Wilshire 2030 Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Wilshire 2040 Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln VIP Mondrian International Value
2006  .      21.102    21.985         1          N/A        N/A        N/A
2007  .      21.985    24.061         3          N/A        N/A        N/A
2008  .      24.061    14.962         3          N/A        N/A        N/A
---------    ------    ------         -          --         ---        --------
Lincoln VIP Money Market Fund
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      10.274    10.498         2         10.358    10.523         2
2008  .      10.498    10.548        73         10.523    10.577         2
---------    ------    ------       ---         ------    ------       ---
Lincoln
VIP SSgA
Bond
Index
2008  .       9.876    10.459        15         10.197    10.462         1*
---------    ------    ------       ---         ------    ------       ---
Lincoln
VIP SSgA
Developed
Internati
150
2008  .       6.523     6.260         2          8.646     6.262         1*
---------    ------    ------       ---         ------    ------       ---
Lincoln
VIP SSgA
Emerging
Markets
100
2008  .       6.286     6.052         2          8.638     6.053         1*
---------    ------    ------       ---         ------    ------       ---
Lincoln
VIP SSgA
Internati
Index
2008  .       6.781     6.397         2          8.629     6.398         1*
---------    ------    ------       ---         ------    ------       ---
Lincoln
VIP SSgA
Large Cap
100
2008  .       7.539     6.973         4          9.904     6.975         1*
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP SSgA S&P 500 Index
2007  .      11.236    11.335         1          N/A        N/A        N/A
2008  .      11.335     6.989         6          9.685     7.001         1*
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP SSgA Small Cap Index
2007  .       9.308     9.147         5          N/A        N/A        N/A
2008  .       9.147     5.929        12          8.544     5.934         1*
---------    ------    ------       ---         ------    ------       ---
Lincoln
VIP SSgA
Small/Mid
Cap 200
2008  .       7.736     7.224         1         10.616     7.225         1*
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP T. Rowe Price Growth Stock
2007  .      10.113     9.924         4          N/A        N/A        N/A
2008  .       9.924     5.665         3          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP T. Rowe Price Structured Mid-Cap Growth
2006  .      16.118    15.902         1          N/A        N/A        N/A
2007  .      15.902    17.731         5         17.126    17.770         3
2008  .      17.731     9.960         5         17.770     9.987         3
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Templeton Growth
2007  .      10.171     9.795        14          9.603     9.798         6
2008  .       9.795     5.986        30          9.798     5.991         7
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Turner Mid-Cap Growth
2007  .      10.584    10.839         6          N/A        N/A        N/A
2008  .      10.839     5.394        13          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP UBS Global Asset Allocation
2006  .      14.341    14.905         1          N/A        N/A        N/A
2007  .      14.905    15.566        14         16.126    15.601         1*
2008  .      15.566    10.204         2         15.601    10.232         1*
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Wilshire 2010 Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Wilshire 2020 Profile
2007  .       9.845    10.283         2          N/A        N/A        N/A
2008  .      10.283     7.381         9          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Wilshire 2030 Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Wilshire 2040 Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln VIP Wilshire Aggressive Profile
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   14.051       13.416         2        12.425     13.485        25
2008  .   13.416        7.805         6        13.485      7.861        38
--------- ------       ------       ---        ------     ------       ---
Lincoln VIP Wilshire Conservative Profile
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A        11.119     11.570         2
2008  .   N/A            N/A        N/A        11.570      9.240         2
--------- ------       ------       ---        ------     ------       ---
Lincoln VIP Wilshire Moderate Profile
2006  .   N/A            N/A        N/A        11.470     11.474         9
2007  .   N/A            N/A        N/A        11.474     12.277        24
2008  .   N/A            N/A        N/A        12.277      8.821        61
--------- ------       ------       ---        ------     ------       ---
Lincoln VIP Wilshire Moderately Aggressive Profile
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A        11.912     12.781        46
2008  .   N/A            N/A        N/A        12.781      8.333        38
--------- ------       ------       ---        ------     ------       ---
MFS VIT Growth Series
2008  .   N/A            N/A        N/A         N/A         N/A        N/A
--------- ------       ------       ---        ------     ------       ---
MFS VIT Total Return Series
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A        13.543     13.807         3
2008  .   N/A            N/A        N/A        13.807     10.528         4
--------- ------       ------       ---        ------     ------       ---
MFS VIT Utilities Series
2006  .   N/A            N/A        N/A        18.717     18.590         1*
2007  .   N/A            N/A        N/A        18.590     23.278        11
2008  .   N/A            N/A        N/A        23.278     14.211        33
--------- ------       ------       ---        ------     ------       ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A        18.936     21.588         2
2008  .   N/A            N/A        N/A        21.588     12.001         1
--------- ------       ------       ---        ------     ------       ---
Neuberger Berman AMT Regency Portfolio
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A         N/A         N/A        N/A
2008  .   N/A            N/A        N/A         N/A         N/A        N/A
--------- ------       ------       ---        ------     ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln VIP Wilshire Aggressive Profile
2006  .     12.203     12.453         1         N/A         N/A        N/A
2007  .     12.453     13.572        23         N/A         N/A        N/A
2008  .     13.572      7.932        35         N/A         N/A        N/A
---------   ------     ------        --        ------       ---        ---
Lincoln VIP Wilshire Conservative Profile
2006  .      N/A         N/A        N/A         N/A         N/A        N/A
2007  .     11.050     11.645        19         N/A         N/A        N/A
2008  .     11.645      9.323        26         N/A         N/A        N/A
---------   ------     ------       ---        ------       ---        ---
Lincoln VIP Wilshire Moderate Profile
2006  .     11.110     11.519        12         N/A         N/A        N/A
2007  .     11.519     12.356        59        12.023     12.372         1
2008  .     12.356      8.900        79        12.372      8.916         1
---------   ------     ------       ---        ------     ------       ---
Lincoln VIP Wilshire Moderately Aggressive Profile
2006  .     11.861     11.932         1*        N/A         N/A        N/A
2007  .     11.932     12.863        12         N/A         N/A        N/A
2008  .     12.863      8.408        11        12.225      8.423        18
---------   ------     ------       ---        ------     ------       ---
MFS VIT
Growth
Series
2008  .      N/A         N/A        N/A         N/A         N/A        N/A
---------   ------     ------       ---        ------     ------       ---
MFS VIT Total Return Series
2006  .     13.954     14.120         1         N/A         N/A        N/A
2007  .     14.120     14.443        16         N/A         N/A        N/A
2008  .     14.443     11.041        21         N/A         N/A        N/A
---------   ------     ------       ---        ------     ------       ---
MFS VIT Utilities Series
2006  .     13.437     14.081         5         N/A         N/A        N/A
2007  .     14.081     17.676        44        23.395     23.725         1*
2008  .     17.676     10.818        46        23.725     14.528         1*
---------   ------     ------       ---        ------     ------       ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2006  .     15.178     15.218         1*        N/A         N/A        N/A
2007  .     15.218     18.350         6         N/A         N/A        N/A
2008  .     18.350     10.226         6         N/A         N/A        N/A
---------   ------     ------       ---        ------     ------       ---
Neuberger Berman AMT Regency Portfolio
2006  .     19.449     19.055         1*        N/A         N/A        N/A
2007  .     19.055     19.372         3         N/A         N/A        N/A
2008  .     19.372     10.329         2         N/A         N/A        N/A
---------   ------     ------       ---        ------     ------       ---


*  All numbers less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(4) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

                                   Design 3



                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
AllianceBernstein VPS Global Technology
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   16.860       20.190         1*        N/A         N/A        N/A
2008  .   20.190       10.391         1         N/A         N/A        N/A
--------- ------       ------       ---        ------       ---        --------
AllianceBernstein VPS Growth and Income
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A        18.130     18.417         1*
2008  .   N/A            N/A        N/A        18.417     10.722         1*
--------- ------       ------       ---        ------     ------       ---
AllianceBernstein VPS International Value
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A        12.824     12.257         2
2008  .   11.027        5.593         1*       12.257      5.621         2
--------- ------       ------       ---        ------     ------       ---
AllianceBernstein VPS Small/Mid Cap Value
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   22.568       21.644         1        24.132     21.866         1
2008  .   21.644       13.624         1        21.866     13.792         1
--------- ------       ------       ---        ------     ------       ---
American Century Investments VP Inflation Protection Fund
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   10.391       11.026         2         N/A         N/A        N/A
2008  .   11.026       10.629         1         N/A         N/A        N/A
--------- ------       ------       ---        ------     ------       ---
American Funds Global Growth Fund
2006  .   N/A            N/A        N/A        14.485     14.897         2
2007  .   N/A            N/A        N/A        14.897     16.795         2
2008  .   15.328       10.065         1        16.795     10.158         2
--------- ------       ------       ---        ------     ------       ---
American Funds Global Small Capitalization Fund
2006  .   N/A            N/A        N/A        27.424     28.323         1
2007  .   N/A            N/A        N/A        28.323     33.762         3
2008  .   29.244       15.214         1*       33.762     15.404         1*
--------- ------       ------       ---        ------     ------       ---
American Funds Growth Fund
2006  .   N/A            N/A        N/A        19.698     19.447         1*
2007  .   19.143       21.227         2        19.447     21.448         4
2008  .   21.227       11.652         2        21.448     11.797         2
--------- ------       ------       ---        ------     ------       ---
American Funds Growth-Income Fund
2006  .   N/A            N/A        N/A        17.953     17.991         2
2007  .   18.279       18.359         4        17.991     18.552         3
2008  .   18.359       11.179         4        18.552     11.319         3
--------- ------       ------       ---        ------     ------       ---
American Funds International Fund
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   24.179       27.418         1        27.567     27.703         1
2008  .   27.418       15.546         1        27.703     15.739         1
--------- ------       ------       ---        ------     ------       ---
Delaware VIP Capital Reserves
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A         N/A         N/A        N/A
2008  .   N/A            N/A        N/A         N/A         N/A        N/A
--------- ------       ------       ---        ------     ------       ---
Delaware VIP Diversified Income Series
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A         N/A         N/A        N/A
2008  .   N/A            N/A        N/A        11.732     11.015         1
--------- ------       ------       ---        ------     ------       ---
Delaware VIP Emerging Markets Series (4)
2007  .   N/A            N/A        N/A        11.802     11.986         4
2008  .   46.358       24.412         1*       11.986      5.685         3
--------- ------       ------       ---        ------     ------       ---
Delaware VIP High Yield Series
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   17.781       17.459         2         N/A         N/A        N/A
2008  .   17.459       12.926         2         N/A         N/A        N/A
--------- ------       ------       ---        ------     ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
AllianceBernstein VPS Global Technology
2006  .      N/A         N/A        N/A         N/A         N/A        N/A
2007  .     11.945     13.854         3         N/A         N/A        N/A
2008  .     13.854      7.162         3         N/A         N/A        N/A
---------   ------     ------       ---        ------       ---        ---
AllianceBernstein VPS Growth and Income
2006  .      N/A         N/A        N/A         N/A         N/A        N/A
2007  .     13.691     13.788         3         N/A         N/A        N/A
2008  .     13.788      8.047         2         N/A         N/A        N/A
---------   ------     ------       ---        ------       ---        ---
AllianceBernstein VPS International Value
2006  .      N/A         N/A        N/A         N/A         N/A        N/A
2007  .     12.525     12.309         8         N/A         N/A        N/A
2008  .     12.309      5.659         7         N/A         N/A        N/A
---------   ------     ------       ---        ------       ---        ---
AllianceBernstein VPS Small/Mid Cap Value
2006  .      N/A         N/A        N/A         N/A         N/A        N/A
2007  .     23.333     20.954         1*        N/A         N/A        N/A
2008  .     20.954     13.250         3         N/A         N/A        N/A
---------   ------     ------       ---        ------       ---        ---
American Century Investments VP Inflation Protection Fund
2006  .      N/A         N/A        N/A         N/A         N/A        N/A
2007  .     10.546     11.206         1*        N/A         N/A        N/A
2008  .     11.206     10.851        22         N/A         N/A        N/A
---------   ------     ------       ---        ------       ---        ---
American Funds Global Growth Fund
2006  .      N/A         N/A        N/A         N/A         N/A        N/A
2007  .     15.268     16.947         4        16.622     16.978         1
2008  .     16.947     10.275         5        16.978     10.299         1*
---------   ------     ------       ---        ------     ------       ---
American Funds Global Small Capitalization Fund
2006  .      N/A         N/A        N/A         N/A         N/A        N/A
2007  .     24.716     28.694         2         N/A         N/A        N/A
2008  .     28.694     13.124         4         N/A         N/A        N/A
---------   ------     ------       ---        ------     ------       ---
American Funds Growth Fund
2006  .     14.809     14.872         1         N/A         N/A        N/A
2007  .     14.872     16.443        11        19.321     18.779         1
2008  .     16.443      9.066        33        18.779     10.360        10
---------   ------     ------       ---        ------     ------       ---
American Funds Growth-Income Fund
2006  .     13.967     14.151         8         N/A         N/A        N/A
2007  .     14.151     14.629        20        16.704     15.767         1
2008  .     14.629      8.948        46        15.767      9.648        11
---------   ------     ------       ---        ------     ------       ---
American Funds International Fund
2006  .     18.009     18.695         3         N/A         N/A        N/A
2007  .     18.695     22.082        10        22.672     23.496         1*
2008  .     22.082     12.577        23        23.496     13.389         8
---------   ------     ------       ---        ------     ------       ---
Delaware VIP Capital Reserves
2006  .      N/A         N/A        N/A         N/A         N/A        N/A
2007  .      N/A         N/A        N/A         N/A         N/A        N/A
2008  .      N/A         N/A        N/A         N/A         N/A        N/A
---------   ------     ------       ---        ------     ------       ---
Delaware VIP Diversified Income Series
2006  .      N/A         N/A        N/A         N/A         N/A        N/A
2007  .     11.598     11.906         1*        N/A         N/A        N/A
2008  .     11.906     11.143         1*        N/A         N/A        N/A
---------   ------     ------       ---        ------     ------       ---
Delaware VIP Emerging Markets Series (4)
2007  .     39.769     41.238         1*        N/A         N/A        N/A
2008  .     41.238     19.608         1         N/A         N/A        N/A
---------   ------     ------       ---        ------     ------       ---
Delaware VIP High Yield Series
2006  .      N/A         N/A        N/A         N/A         N/A        N/A
2007  .     13.833     13.576         1         N/A         N/A        N/A
2008  .     13.576     10.097         4         N/A         N/A        N/A
---------   ------     ------       ---        ------     ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP REIT Series
2006  .   N/A            N/A        N/A        25.416     25.243         1*
2007  .   27.316       20.574         2         N/A         N/A        N/A
2008  .   20.574       13.043         2         N/A         N/A        N/A
--------- ------       ------       ---        ------     ------       ---
Delaware VIP Small Cap Value Series
2008  .   N/A            N/A        N/A        18.668     13.816         1*
--------- ------       ------       ---        ------     ------       ---
Delaware VIP Trend Series
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   18.121       18.845         1*       18.742     17.340         1
2008  .   18.845        9.810         1        17.340      9.045         1
--------- ------       ------       ---        ------     ------       ---
Delaware VIP US Growth Series
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A         N/A         N/A        N/A
2008  .   N/A            N/A        N/A         N/A         N/A        N/A
--------- ------       ------       ---        ------     ------       ---
Delaware VIP Value Series
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   19.418       17.962         1         N/A         N/A        N/A
2008  .   17.962       11.690         1         N/A         N/A        N/A
--------- ------       ------       ---        ------     ------       ---
DWS VIP Equity 500 Index
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A         N/A         N/A        N/A
2008  .   N/A            N/A        N/A         N/A         N/A        N/A
--------- ------       ------       ---        ------     ------       ---
DWS VIP Small Cap Index
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A         N/A         N/A        N/A
2008  .   N/A            N/A        N/A         N/A         N/A        N/A
--------- ------       ------       ---        ------     ------       ---
Fidelity VIP Contrafund Portfolio
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   18.153       20.255         3        21.064     20.463         1
2008  .   20.255       11.372         4        20.463     11.512         3
--------- ------       ------       ---        ------     ------       ---
Fidelity VIP Growth Portfolio
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A        11.747     14.289         1*
2008  .   N/A            N/A        N/A        14.289      7.391         2
--------- ------       ------       ---        ------     ------       ---
Fidelity VIP Mid Cap
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A        14.931     14.431         5
2008  .   13.048        8.495         1        14.431      8.556         4
--------- ------       ------       ---        ------     ------       ---
Fidelity VIP Overseas Portfolio
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   21.671       24.855         1         N/A         N/A        N/A
2008  .   24.855       13.645         1        16.312     11.322         1
--------- ------       ------       ---        ------     ------       ---
FTVIPT Franklin Income Securities
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   11.423       11.380         3        11.581     11.416         1
2008  .   11.380        7.842         3        11.416      7.883        11
--------- ------       ------       ---        ------     ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   19.558       20.168         2        20.859     20.378         3
2008  .   20.168       11.362         2        20.378     11.503         1
--------- ------       ------       ---        ------     ------       ---
FTVIPT Mutual Shares Securities
2006  .   N/A            N/A        N/A         N/A         N/A        N/A
2007  .   N/A            N/A        N/A        11.710     11.430         1*
2008  .   N/A            N/A        N/A        11.430      7.057         1
--------- ------       ------       ---        ------     ------       ---
FTVIPT Templeton Global Income Securities
2006  .   N/A            N/A        N/A        10.920     10.917         1
2007  .   10.890       11.835         1        10.917     11.896         1
2008  .   11.835       12.315         1        11.896     12.403        10
--------- ------       ------       ---        ------     ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP REIT Series
2006  .      26.999    27.270         1         N/A         N/A        N/A
2007  .      27.270    23.032         4         N/A         N/A        N/A
2008  .      23.032    14.668         4         N/A         N/A        N/A
---------    ------    ------         -        ------       ---
Delaware
VIP Small
Cap Value
Series
2008  .       N/A        N/A        N/A         N/A         N/A        N/A
---------    ------    ------       ---        ------       ---
Delaware VIP Trend Series
2006  .       N/A        N/A        N/A         N/A         N/A        N/A
2007  .       N/A        N/A        N/A         N/A         N/A        N/A
2008  .       N/A        N/A        N/A         N/A         N/A        N/A
---------    ------    ------       ---        ------       ---
Delaware VIP US Growth Series
2006  .       N/A        N/A        N/A         N/A         N/A        N/A
2007  .       N/A        N/A        N/A         N/A         N/A        N/A
2008  .       N/A        N/A        N/A         N/A         N/A        N/A
---------    ------    ------       ---        ------       ---
Delaware VIP Value Series
2006  .       N/A        N/A        N/A         N/A         N/A        N/A
2007  .      15.979    14.964         1         N/A         N/A        N/A
2008  .      14.964     9.783         1         N/A         N/A        N/A
---------    ------    ------       ---        ------       ---
DWS VIP Equity 500 Index
2006  .       N/A        N/A        N/A         N/A         N/A        N/A
2007  .       N/A        N/A        N/A         N/A         N/A        N/A
2008  .       N/A        N/A        N/A         N/A         N/A        N/A
---------    ------    ------       ---        ------       ---
DWS VIP Small Cap Index
2006  .       N/A        N/A        N/A         N/A         N/A        N/A
2007  .      19.466    17.779         2         N/A         N/A        N/A
2008  .      17.779    11.490         2         N/A         N/A        N/A
---------    ------    ------       ---        ------       ---
Fidelity VIP Contrafund Portfolio
2006  .      17.435    17.515         1         N/A         N/A        N/A
2007  .      17.515    20.219        37        17.773     20.286         5
2008  .      20.219    11.403        34        20.286     11.447        13
---------    ------    ------       ---        ------     ------       ---
Fidelity VIP Growth Portfolio
2006  .       N/A        N/A        N/A         N/A         N/A        N/A
2007  .       7.151     8.330         2         N/A         N/A        N/A
2008  .       8.330     4.320         2         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Fidelity VIP Mid Cap
2006  .      12.682    12.796         2         N/A         N/A        N/A
2007  .      12.796    14.524         8         N/A         N/A        N/A
2008  .      14.524     8.632        25         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Fidelity VIP Overseas Portfolio
2006  .       N/A        N/A        N/A         N/A         N/A        N/A
2007  .      12.127    12.801         1*        N/A         N/A        N/A
2008  .      12.801     7.060         1*        N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
FTVIPT Franklin Income Securities
2006  .      11.027    11.225         2         N/A         N/A        N/A
2007  .      11.225    11.462        46        11.529     11.471         9
2008  .      11.462     7.935        42        11.471      7.945         8
---------    ------    ------       ---        ------     ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2006  .      14.077    14.108         3         N/A         N/A        N/A
2007  .      14.108    15.445        10         N/A         N/A        N/A
2008  .      15.445     8.740        10        13.609      8.773        11
---------    ------    ------       ---        ------     ------       ---
FTVIPT Mutual Shares Securities
2006  .      11.148    11.270         1*        N/A         N/A        N/A
2007  .      11.270    11.477        38        11.555     11.486         9
2008  .      11.477     7.104        37        11.486      7.112         8
---------    ------    ------       ---        ------     ------       ---
FTVIPT Templeton Global Income Securities
2006  .       N/A        N/A        N/A         N/A         N/A        N/A
2007  .      10.946    11.973         4         N/A         N/A        N/A
2008  .      11.973    12.514        12         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
FTVIPT Templeton Growth Securities Fund
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .     20.256     19.878         1         N/A        N/A         N/A
2008  .     19.878     11.232         1         N/A        N/A         N/A
---------   ------     ------       ---        ------    ------        --------
Lincoln VIP Baron Growth Opportunities(3)
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .     10.902     10.730         1         N/A        N/A         N/A
2008  .     10.730      6.398         2         N/A        N/A         N/A
---------   ------     ------       ---        ------    ------        --------
Lincoln VIP Capital Growth
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
---------   ------     ------       ---        ------    ------        --------
Lincoln VIP Cohen & Steers Global Real Estate
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
---------   ------     ------       ---        ------    ------        --------
Lincoln VIP Columbia Value Opportunities
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
---------   ------     ------       ---        ------    ------        --------
Lincoln VIP Core Fund(1)
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
---------   ------     ------       ---        ------    ------        --------
Lincoln VIP Delaware Bond
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .       N/A        N/A        N/A        10.715    10.974          1
2008  .       N/A        N/A        N/A        10.974    10.421          2
---------   ------     ------       ---        ------    ------        ---
Lincoln VIP Delaware Growth and Income
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
---------   ------     ------       ---        ------    ------        ---
Lincoln VIP Delaware Social Awareness
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
---------   ------     ------       ---        ------    ------        ---
Lincoln VIP Delaware Special Opportunities
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
---------   ------     ------       ---        ------    ------        ---
Lincoln VIP FI Equity-Income
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
---------   ------     ------       ---        ------    ------        ---
Lincoln VIP Growth Fund(2)
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
---------   ------     ------       ---        ------    ------        ---
Lincoln VIP Growth Opportunities(4)
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
---------   ------     ------       ---        ------    ------        ---
Lincoln VIP Janus Capital Appreciation
2006  .       N/A        N/A        N/A         N/A        N/A         N/A
2007  .       N/A        N/A        N/A        15.931    16.215          4
2008  .     14.579      9.292         1*        N/A        N/A         N/A
---------   ------     ------       ---        ------    ------        ---
Lincoln VIP Marsico International Growth
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .      9.835      5.548         1*        N/A        N/A         N/A
---------   ------     ------       ---        ------    ------        ---
Lincoln VIP MFS Value
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
---------   ------     ------       ---        ------    ------        ---
Lincoln VIP Mid-Cap Value
2007  .       N/A        N/A        N/A         N/A        N/A         N/A
2008  .       N/A        N/A        N/A         N/A        N/A         N/A
---------   ------     ------       ---        ------    ------        ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
FTVIPT Templeton Growth Securities Fund
2006  .      16.703    17.090         2         N/A         N/A        N/A
2007  .      17.090    17.213         7        17.172     17.271         5
2008  .      17.213     9.770         7        17.271      9.808         5
---------    ------    ------         -        ------     ------       ---
Lincoln VIP Baron Growth Opportunities(3)
2006  .      10.467    10.619         7         N/A         N/A        N/A
2007  .      10.619    10.808        15         N/A         N/A        N/A
2008  .      10.808     6.474        14         N/A         N/A        N/A
---------    ------    ------        --        ------     ------       ---
Lincoln VIP Capital Growth
2007  .      10.401    10.704         1*        N/A         N/A        N/A
2008  .      10.704     6.138         1*        N/A         N/A        N/A
---------    ------    ------        --        ------     ------       ---
Lincoln VIP Cohen & Steers Global Real Estate
2007  .       8.861     8.221         3         N/A         N/A        N/A
2008  .       8.221     4.678         3         N/A         N/A        N/A
---------    ------    ------        --        ------     ------       ---
Lincoln VIP Columbia Value Opportunities
2007  .       N/A        N/A        N/A         N/A         N/A        N/A
2008  .       N/A        N/A        N/A         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP Core Fund(1)
2006  .       N/A        N/A        N/A         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP Delaware Bond
2006  .       N/A        N/A        N/A         N/A         N/A        N/A
2007  .      10.753    11.101         3        10.923     11.127         1
2008  .      11.101    10.569         7        11.127     10.599        18
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP Delaware Growth and Income
2006  .       N/A        N/A        N/A         N/A         N/A        N/A
2007  .      11.868    11.913         1*        N/A         N/A        N/A
2008  .      11.913     7.504         1*        N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP Delaware Social Awareness
2006  .       N/A        N/A        N/A         N/A         N/A        N/A
2007  .       N/A        N/A        N/A         N/A         N/A        N/A
2008  .       N/A        N/A        N/A         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP Delaware Special Opportunities
2007  .       9.247     9.142         2         N/A         N/A        N/A
2008  .       N/A        N/A        N/A         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP FI Equity-Income
2006  .      11.139    11.442         3         N/A         N/A        N/A
2007  .      11.442    11.721         3         N/A         N/A        N/A
2008  .      11.721     7.096         3         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP Growth Fund(2)
2006  .       N/A        N/A        N/A         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP Growth Opportunities(4)
2006  .       N/A        N/A        N/A         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP Janus Capital Appreciation
2006  .       N/A        N/A        N/A         N/A         N/A        N/A
2007  .       N/A        N/A        N/A         N/A         N/A        N/A
2008  .       N/A        N/A        N/A         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP Marsico International Growth
2007  .       N/A        N/A        N/A         N/A         N/A        N/A
2008  .       N/A        N/A        N/A         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP MFS Value
2007  .      10.058     9.710         2         N/A         N/A        N/A
2008  .       N/A        N/A        N/A         N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP Mid-Cap Value
2007  .       9.621     8.638         1*        N/A         N/A        N/A
2008  .       8.638     5.028         1*        N/A         N/A        N/A
---------    ------    ------       ---        ------     ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln VIP Mondrian International Value
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- -----        -----        --------     --         ---
Lincoln VIP Money Market Fund
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A        10.391     10.401        24
--------- -----        -----        --------   ------     ------       ---
Lincoln VIP SSgA Bond Index
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- -----        -----        --------   ------     ------       ---
Lincoln VIP SSgA Developed International 150
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- -----        -----        --------   ------     ------       ---
Lincoln VIP SSgA Emerging Markets 100
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- -----        -----        --------   ------     ------       ---
Lincoln VIP SSgA International Index
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- -----        -----        --------   ------     ------       ---
Lincoln VIP SSgA Large Cap 100
2008  .   N/A           N/A         N/A         8.781      6.964         1
--------- -----        -----        --------   ------     ------       ---
Lincoln VIP SSgA S&P 500 Index
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A         9.795      6.927         2
--------- -----        -----        --------   ------     ------       ---
Lincoln VIP SSgA Small Cap Index
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A         7.761      5.905         1
--------- -----        -----        --------   ------     ------       ---
Lincoln VIP SSgA Small/Mid Cap 200
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- -----        -----        --------   ------     ------       ---
Lincoln VIP T. Rowe Price Growth Stock
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- -----        -----        --------   ------     ------       ---
Lincoln VIP T. Rowe Price Structured Mid-Cap Growth
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- -----        -----        --------   ------     ------       ---
Lincoln VIP Templeton Growth
2007  .   N/A           N/A         N/A         9.864      9.780         1
2008  .   N/A           N/A         N/A         9.780      5.962         2
--------- -----        -----        --------   ------     ------       ---
Lincoln VIP Turner Mid-Cap Growth
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   9.682        5.409          1*         N/A        N/A        N/A
--------- -----        -----        ---        ------     ------       ---
Lincoln VIP UBS Global Asset Allocation
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- -----        -----        ---        ------     ------       ---
Lincoln VIP Wilshire 2010 Profile
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- -----        -----        ---        ------     ------       ---
Lincoln VIP Wilshire 2020 Profile
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- -----        -----        ---        ------     ------       ---
Lincoln VIP Wilshire 2030 Profile
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- -----        -----        ---        ------     ------       ---
Lincoln VIP Wilshire 2040 Profile
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- -----        -----        ---        ------     ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln VIP Mondrian International Value
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        ---          --         ---        --------
Lincoln VIP Money Market Fund
2006  .      10.169    10.188         7          N/A        N/A        N/A
2007  .      10.188    10.498       121          N/A        N/A        N/A
2008  .      10.498    10.548        51        10.584     10.577         4
---------    ------    ------       ---        ------     ------       ---
Lincoln
VIP SSgA
Bond
Index
2008  .      10.023    10.459         1          N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln
VIP SSgA
Developed
Internati
150
2008  .       5.647     6.260         1*         N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln
VIP SSgA
Emerging
Markets
100
2008  .       5.506     6.052         1*         N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln
VIP SSgA
Internati
Index
2008  .       5.758     6.397         1*         N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln
VIP SSgA
Large Cap
100
2008  .       6.345     6.973         1          N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP SSgA S&P 500 Index
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       6.587     6.989         1          N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP SSgA Small Cap Index
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       5.376     5.929         1*         N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln
VIP SSgA
Small/Mid
Cap 200
2008  .       6.447     7.224         1*         N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP T. Rowe Price Growth Stock
2007  .      10.218     9.924         1          N/A        N/A        N/A
2008  .       9.924     5.665         1          N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP T. Rowe Price Structured Mid-Cap Growth
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP Templeton Growth
2007  .      10.174     9.795        15         9.911      9.798         1
2008  .       9.795     5.986        16         9.798      5.991         1*
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP Turner Mid-Cap Growth
2007  .      10.536    10.839         1*         N/A        N/A        N/A
2008  .      10.839     5.394         1*         N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP UBS Global Asset Allocation
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .      15.151    15.566         2          N/A        N/A        N/A
2008  .      15.566    10.204         1          N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP Wilshire 2010 Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP Wilshire 2020 Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP Wilshire 2030 Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---
Lincoln VIP Wilshire 2040 Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---        ------     ------       ---

                       With EEB                          With EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln VIP Wilshire Aggressive Profile
2006  .   N/A           N/A         N/A        12.124     12.404         2
2007  .   N/A           N/A         N/A         N/A         N/A        N/A
2008  .   N/A           N/A         N/A         N/A         N/A        N/A
--------- ------      ------        --------   ------     ------       ---
Lincoln VIP Wilshire Conservative Profile
2006  .   N/A           N/A         N/A         N/A         N/A        N/A
2007  .   N/A           N/A         N/A         N/A         N/A        N/A
2008  .   N/A           N/A         N/A         N/A         N/A        N/A
--------- ------      ------        --------   ------     ------       ---
Lincoln VIP Wilshire Moderate Profile
2006  .   N/A           N/A         N/A         N/A         N/A        N/A
2007  .   N/A           N/A         N/A         N/A         N/A        N/A
2008  .   N/A           N/A         N/A         N/A         N/A        N/A
--------- ------      ------        --------   ------     ------       ---
Lincoln VIP Wilshire Moderately Aggressive Profile
2006  .   N/A           N/A         N/A         N/A         N/A        N/A
2007  .   N/A           N/A         N/A        11.915     12.781         4
2008  .   N/A           N/A         N/A        12.781      8.333         4
--------- ------      ------        --------   ------     ------       ---
MFS VIT Growth Series
2008  .   N/A           N/A         N/A         N/A         N/A        N/A
--------- ------      ------        --------   ------     ------       ---
MFS VIT Total Return Series
2006  .   N/A           N/A         N/A         N/A         N/A        N/A
2007  .   14.207      14.376          3         N/A         N/A        N/A
2008  .   14.376      10.940          3         N/A         N/A        N/A
--------- ------      ------        ---        ------     ------       ---
MFS VIT Utilities Series
2006  .   N/A           N/A         N/A        18.856     18.590         1*
2007  .   29.523      35.183          2        18.590     23.278         3
2008  .   35.183      21.436          2        23.278     14.211         1
--------- ------      ------        ---        ------     ------       ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2006  .   N/A           N/A         N/A        18.023     17.948         1
2007  .   18.431      21.365          1*        N/A         N/A        N/A
2008  .   21.365      11.853          1*        N/A         N/A        N/A
--------- ------      ------        ---        ------     ------       ---
Neuberger Berman AMT Regency Portfolio
2006  .   N/A           N/A         N/A         N/A         N/A        N/A
2007  .   N/A           N/A         N/A         N/A         N/A        N/A
2008  .   N/A           N/A         N/A         N/A         N/A        N/A
--------- ------      ------        ---        ------     ------       ---



                       With GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln VIP Wilshire Aggressive Profile
2006  .      N/A         N/A        N/A         N/A        N/A         N/A
2007  .      N/A         N/A        N/A         N/A        N/A         N/A
2008  .      N/A         N/A        N/A         N/A        N/A         N/A
---------   ------       ---        ---        ------    ------        --------
Lincoln VIP Wilshire Conservative Profile
2006  .      N/A         N/A        N/A         N/A        N/A         N/A
2007  .      N/A         N/A        N/A         N/A        N/A         N/A
2008  .      N/A         N/A        N/A         N/A        N/A         N/A
---------   ------       ---        ---        ------    ------        --------
Lincoln VIP Wilshire Moderate Profile
2006  .     11.493     11.519         1*        N/A        N/A         N/A
2007  .     11.519     12.356        11         N/A        N/A         N/A
2008  .     12.356      8.900        11         N/A        N/A         N/A
---------   ------     ------       ---        ------    ------        --------
Lincoln VIP Wilshire Moderately Aggressive Profile
2006  .     11.861     11.932         1         N/A        N/A         N/A
2007  .     11.932     12.863         8         N/A        N/A         N/A
2008  .     12.863      8.408         8         N/A        N/A         N/A
---------   ------     ------       ---        ------    ------        --------
MFS VIT
Growth
Series
2008  .      N/A         N/A        N/A         N/A        N/A         N/A
---------   ------     ------       ---        ------    ------        --------
MFS VIT Total Return Series
2006  .      N/A         N/A        N/A         N/A        N/A         N/A
2007  .     14.399     14.443         9        14.370    14.071          1
2008  .     14.443     11.041         8         N/A        N/A         N/A
---------   ------     ------       ---        ------    ------        ---
MFS VIT Utilities Series
2006  .     13.639     14.081         4         N/A        N/A         N/A
2007  .     14.081     17.676        10        24.010    23.725          1*
2008  .     17.676     10.818         8         N/A        N/A         N/A
---------   ------     ------       ---        ------    ------        ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2006  .      N/A         N/A        N/A         N/A        N/A         N/A
2007  .      N/A         N/A        N/A         N/A        N/A         N/A
2008  .      N/A         N/A        N/A         N/A        N/A         N/A
---------   ------     ------       ---        ------    ------        ---
Neuberger Berman AMT Regency Portfolio
2006  .      N/A         N/A        N/A         N/A        N/A         N/A
2007  .     19.874     19.372         1*        N/A        N/A         N/A
2008  .      N/A         N/A        N/A         N/A        N/A         N/A
---------   ------     ------       ---        ------    ------        ---


*  All numbers less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(4) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

OVERVIEW OF LIVING BENEFIT RIDERS

We offer a number of optional living benefit riders that, for an additional fee, offer certain guarantees, if certain conditions are met. These living benefit riders are described briefly below. Please see the more detailed description in the prospectus discussion for each rider, as well as the Charges and Other Deductions section of the prospectus, for important information on the costs, restrictions, and availability of each rider. Please consult your registered representative as to whether any living benefit rider is appropriate for you based on factors such as your investment objectives, risk tolerance, liquidity needs, and time horizon. Not all riders or features are available in all states. Prior versions of these riders may have different features.

------------------------------------------------------------------------------------------------------------------------
                            LINCOLN SMARTSECURITY(R)       LINCOLN SMARTSECURITY(R)        LINCOLN LIFETIME INCOME(SM)
                           ADVANTAGE 5-YR. ELECTIVE        ADVANTAGE 1-YR. AUTOMATIC      ADVANTAGE (WITH OR WITHOUT
                                    STEP-UP                         STEP-UP                LINCOLN LIFETIME INCOME(SM)
                                                           (PRIOR VERSIONS MAY VARY)            ADVANTAGE PLUS)
------------------------------------------------------------------------------------------------------------------------
1. Overview               Designed to guarantee that      Designed to guarantee that      Designed to guarantee that
                          at least the entire amount      if you make your first          if you make your first
                          of your purchase payments       withdrawal on or after the      withdrawal on or after the
                          will be returned to you         date you reach age 65, you      date you reach age 59 1/2 (age
                          through periodic                are guaranteed income for       65 under Joint Life), you
                          withdrawals, regardless of      your life (and your             are guaranteed income for
                          the investment performance      spouse's, under Joint Life      your life (and your
                          of the contract.  (no           version),                       spouse's, under Joint Life
                          longer available for            even after the entire           version).
                          purchase on or after            amount of purchase payments
                          January 16, 2009)               has been returned to you        LINCOLN LIFETIME INCOME(SM)
                                                          through periodic                Advantage Plus is designed
                                                          withdrawals.  If lifetime       to guarantee that contract
                                                          withdrawals are not in          value will not be less than
                                                          effect, you may make            the initial purchase
                                                          periodic withdrawals of the     payment (or contract value
                                                          Guaranteed Amount.              on rider date) at the end
                                                                                          of a 7-year period if you
                                                                                          make no withdrawals and
                                                                                          cancel the LINCOLN LIFETIME
                                                                                          INCOME(SM) Advantage at that
                                                                                          time.
------------------------------------------------------------------------------------------------------------------------
2. Current Fee            0.65% of Guaranteed Amount        0.65% (Single Life) or        0.90% of Guaranteed Amount
                                                             0.80% (Joint Life) of            (1.05% with LINCOLN
                                                               Guaranteed Amount          LIFETIME INCOME(SM) Advantage
                                                                                                     Plus)
-------------------------------------------------------------------------------------------------------------------------
3. Guaranteed             0.95% of Guaranteed Amount      1.50% of Guaranteed Amount      1.50% of Guaranteed Amount
   Maximum Fee
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                          I4LIFE(R) ADVANTAGE                4LATER(R) ADVANTAGE            1)  4LATER(R) ADVANTAGE
                                                                                            GUARANTEED INCOME BENEFIT
                                                                                            2)  I4LIFE(R) ADVANTAGE
                                                                                            GUARANTEED INCOME BENEFIT
                                                                                           (VERSION 3) (PRIOR VERSIONS
                                                                                                   MAY VARY)
                                                                                            3)  GUARANTEED INCOME
                                                                                            BENEFIT FOR PURCHASERS OF
                                                                                           LINCOLN LIFETIME INCOME(SM)
                                                                                                    ADVANTAGE
------------------------------------------------------------------------------------------------------------------------
1. Overview               Designed to provide an          Designed to guarantee today     Designed to use the Income
                          income program that             a future minimum payout         Base established under
                          combines variable lifetime      floor for i4LIFE(R) Advantage   4LATER(R) Advantage (if
                          income payments and a death     regular income payments,        4LATER(R) Advantage
                          benefit with the ability to     regardless of investment        Guaranteed Income Benefit
                          make withdrawals during a       performance, by providing       is elected) or the Account
                          defined period.                 an Income Base during the       Value* established under
                                                          accumulation period that        i4LIFE(R) Advantage (if
                                                          can be used to establish in     i4LIFE(R) Advantage
                                                          the future a Guaranteed         Guaranteed Income Benefit
                                                          Income Benefit with i4LIFE(R)   is elected) or the
                                                          Advantage.                      Guaranteed Amount under
                                                                                          LINCOLN LIFETIME INCOME(SM)
                                                                                          Advantage (for prior
                                                                                          purchasers of LINCOLN
                                                                                          LIFETIME INCOME(SM) ) to
                                                                                          provide a minimum payout
                                                                                          floor for i4LIFE(R) Advantage
                                                                                          regular income payments,
                                                                                          regardless of investment
                                                                                          performance.

                                                                                          * Can instead use the
                                                                                          remaining Guaranteed Amount
                                                                                          under LINCOLN
                                                                                          SMARTSECURITY(R) Advantage
------------------------------------------------------------------------------------------------------------------------

2. Current Fee            Varies based on product and        0.65% of Income Base         1) 0.65% added to the i4LIFE(R)
                             death benefit option                                         Advantage charge
                              (assessed as a % of                                         (4LATER(R) Advantage
                            account value, and only                                       Guaranteed Income Benefit)
                             during annuity payout                                        2) 0.50% added to the i4LIFE(R)
                                    phase)                                                Advantage charge (i4LIFE(R)
                                                                                          Advantage Guaranteed Income
                                                                                          Benefit) (assessed as a % of
                                                                                          account value, and only during
                                                                                          annuity payout phase
------------------------------------------------------------------------------------------------------------------------
3. Guaranteed                 Same as current fee            1.50% of Income Base          1.50% added to the i4LIFE(R)
   Maximum Fee                                                                                Advantage charge
                                                                                          (assessed as a % of account
                                                                                             value, and only during
                                                                                             annuity payout phase)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                            LINCOLN SMARTSECURITY(R)        LINCOLN SMARTSECURITY(R)       LINCOLN LIFETIME INCOME(SM)
                           ADVANTAGE 5-YR. ELECTIVE         ADVANTAGE 1-YR. AUTOMATIC    ADVANTAGE (WITH OR WITHOUT
                                    STEP-UP                          STEP-UP              LINCOLN LIFETIME INCOME(SM)
                                                            (PRIOR VERSIONS MAY VARY)          ADVANTAGE PLUS)
------------------------------------------------------------------------------------------------------------------------
4. Withdrawals                 Yes - 7% annually                Yes - 5% annually               Yes - 5% annually
   Permitted                                                                             Withdrawals negate LINCOLN
                                                                                      LIFETIME INCOME(SM) Advantage
                                                                                                    Plus
------------------------------------------------------------------------------------------------------------------------
5. Payments                           No                   Yes (if conditions are met)   Yes (if conditions are met)
   for Life
------------------------------------------------------------------------------------------------------------------------
6. Potential                    Purchase Payments              Purchase Payments               Purchase Payments
   Increases to              Optional 5-Year Step-Ups      Automatic Annual Step-Ups            5% Enhancements
   Guaranteed Amount,         (if conditions are met)       (if conditions are met)          Automatic Annual Step-Ups
   Income Base, or                                                                                 200% Step-Up
   Guaranteed Income                                                                          (if conditions are met)
   Benefit (as
   applicable)
------------------------------------------------------------------------------------------------------------------------
7. Investment                 Option 3 (different              Option 3 (different              Option 3 (different
   Requirements            Investment Requirements may     Investment Requirements may       Investment Requirements may
                            apply depending upon date       apply depending upon date        apply depending upon date
                                of purchase.  See               of purchase.  See                of purchase.  See
                            Investment Requirements         Investment Requirements           Investment Requirements
                            section of prospectus for      section of prospectus for        section of prospectus for
                                 more details)                   more details)                     more details)
------------------------------------------------------------------------------------------------------------------------
8. Ability to                        Yes                    Yes, after the first rider        Yes-may impact the charge
   Make Additional                                          anniversary, if cumulative
   Purchase                                                 payments are over $100,000
   Payments if Contract                                       and prior Home Office
   Value is greater than                                      approval is provided
   zero
------------------------------------------------------------------------------------------------------------------------
9. Spousal                          Yes                              Yes                               No
   Continuation
------------------------------------------------------------------------------------------------------------------------
10. Ability to                Yes, after 5 years               Yes, after 5 years                 Yes, after 7 Years
    Cancel Rider             following the later of           following the later of
                            rider effective date or          rider effective date or
                            contractowner-elected step-     contractowner-elected step-
                                      up                              up
------------------------------------------------------------------------------------------------------------------------

11. Nursing                           No                              No                               Yes
    Home Benefit
------------------------------------------------------------------------------------------------------------------------
12. May Elect                         No                              No                               No
    Other Living Benefit
    Riders
------------------------------------------------------------------------------------------------------------------------


                             I4LIFE(R) ADVANTAGE             4LATER(R) ADVANTAGE          1)  4LATER(R) ADVANTAGE
                                                                                         GUARANTEED INCOME BENEFIT
                                                                                          2)  I4LIFE(R) ADVANTAGE
                                                                                         GUARANTEED INCOME BENEFIT
                                                                                        (VERSION 3) (PRIOR VERSIONS
                                                                                                  MAY VARY)
                                                                                           3)  GUARANTEED INCOME
                                                                                          BENEFIT FOR PURCHASERS OF
                                                                                         LINCOLN LIFETIME INCOME(SM)
                                                                                                  ADVANTAGE
------------------------------------------------------------------------------------------------------------------------
4. Withdrawals            Yes, during Access Period       Yes, only after you elect                   No
   Permitted                                                i4LIFE(R) Advantage


------------------------------------------------------------------------------------------------------------------------
5. Payments               Yes (if conditions are met)     If elect i4LIFE(R)Advantage        Yes (if conditions are met)
   for Life
------------------------------------------------------------------------------------------------------------------------
6. Potential                         N/A                     Purchase Payments                Automatic Annual Step-Ups
   Increases to                                           15% Enhancements (every 3           Prior versions will have
   Guaranteed Amount,                                             years)                          different Step-Up
   Income Base, or                                                                                  provisions
   Guaranteed Income                                     Resets to contract value
   Benefit (as
   applicable)                                            (if conditions are met)              (if conditions are met)
------------------------------------------------------------------------------------------------------------------------
7. Investment                       None                    Option 3 (different                    Option 3 (different
   Requirements                                         Investment Requirements may          Investment Requirements may
                                                         apply depending upon date            apply depending upon date
                                                             of purchase.  See                     of purchase.  See
                                                          Investment Requirements               Investment Requirements
                                                         section of prospectus for             section of prospectus for
                                                               more details)                        more details)
------------------------------------------------------------------------------------------------------------------------
8. Ability to               No (non-qualified                      Yes                                    No
   Make Additional                 contracts)
   Purchase
   Payments if              Yes, during Access Period,
   Contract Value           unless 4LATER(R) Advantage
   is greater than          Guaranteed Income Benefit
   zero                       or i4LIFE(R) Advantage
                            Guaranteed Income Benefit
                                 has been elected
                              (qualified contracts)
------------------------------------------------------------------------------------------------------------------------
9. Spousal                            No                   Yes (prior to Periodic                        No
   Continuation                                          Income Commencement Date)
------------------------------------------------------------------------------------------------------------------------
10. Ability to               No (non-qualified            Yes, after 3 years                     Yes, after 3 years
    Cancel Rider                contracts)              following the later of                 following the later of
                                                        rider effective date or               rider effective date or
                             Yes, at any time              most recent Reset                    most recent Reset (if
                           (qualified contracts)                                                 4LATER(R) Advantage
                                                                                             Guaranteed Income Benefit
                                                                                            is elected or purchasers of
                                                                                             LINCOLN LIFETIME INCOME(SM)
                                                                                                Advantage elect the
                                                                                             Guaranteed Income Benefit)
                                                                                                Yes, at any time (if
                                                                                                 i4LIFE(R) Advantage
                                                                                             Guaranteed Income Benefit
                                                                                                     is elected)
------------------------------------------------------------------------------------------------------------------------
11. Nursing                           No                           No                                    No
    Home Benefit
------------------------------------------------------------------------------------------------------------------------
12. May Elect               Limited to Guaranteed         No (prior to Periodic                  Limited to i4LIFE(R)
    Other Living Benefit       Income Benefit           Income Commencement Date)                    Advantage
    Riders
------------------------------------------------------------------------------------------------------------------------


Lincoln ChoicePlusSM Design
Lincoln Life Variable Annuity Account N   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the Lincoln ChoicePlusSM Design prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2009. You may obtain a copy of the Lincoln ChoicePlusSM Design prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.




Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
More About the S&P 500 Index                    B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7


This SAI is not a prospectus.

The date of this SAI is May 1, 2009.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

The financial statements of the VAA and the December 31, 2008 consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Keeper of Records


All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.




Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation, our affiliate. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. Lincoln Life (prior to May 1, 2007) and LFD (on or after May 1, 2007) acting as Principal Underwriter paid, $162,288,944, $223,104,195, and $220,940,772 to LFA and Selling Firms in 2006, 2007 and 2008, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%




         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n


                          SURRENDER VALUE CALCULATION




                                               (3)
                (1)       (2)                  Adjusted   (4)       (5)          (6)         (7)
                Annuity   1 + Interest         Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment Formula   Value      Value     (3) & (4)    Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
  1............ $51,710        0.962268        $49,759    $50,710   $50,710      $4,250      $46,460
  2............ $53,480        0.985646        $52,712    $51,431   $52,712      $4,250      $48,462
  3............ $55,312        1.000000        $55,312    $52,162   $55,312      $4,000      $51,312
  4............ $57,208        1.009756        $57,766    $52,905   $57,766      $3,500      $54,266
  5............ $59,170           N/A          $59,170    $53,658   $59,170      $3,000      $56,170


                           ANNUITY VALUE CALCULATION



                   BOY*                              Annual        EOY**
                   Annuity       Guaranteed          Account       Annuity
Contract Year      Value         Interest Rate       Fee           Value
------------------ ---------     ---------------     ---------     ----------
   1...............$50,000   x       1.035       -   $40       =   $51,710
   2...............$51,710   x       1.035       -   $40       =   $53,480
   3...............$53,480   x       1.035       -   $40       =   $55,312
   4...............$55,312   x       1.035       -   $40       =   $57,208
   5...............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                   Surrender
                   Charge                       Surrender
Contract Year      Factor         Deposit       Charge
------------------ ----------     ---------     ----------
   1...............     8.5%  x   $50,000   =   $4,250
   2...............     8.5%  x   $50,000   =   $4,250
   3...............     8.0%  x   $50,000   =   $4,000
   4...............     7.0%  x   $50,000   =   $3,500
   5...............     6.0%  x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION





Contract Year       Index A      Index B      Adj Index B      N        Result
----------------    ---------    ---------    -------------    -----    ---------
  1.............     3.50%        4.00%          4.50%          4       0.962268
  2.............     3.50%        3.50%          4.00%          3       0.985646
  3.............     3.50%        3.00%          3.50%          2       1.000000
  4.............     3.50%        2.00%          2.50%          1       1.009756
  5.............     3.50%         N/A            N/A          N/A         N/A


                           MINIMUM VALUE CALCULATION



                                  Minimum             Annual
                                  Guaranteed          Account       Minimum
Contract Year                     Interest Rate       Fee           Value
------------------                ---------------     ---------     ----------
   1...............$50,000    x       1.015       -   $40       =   $50,710
   2...............$50,710    x       1.015       -   $40       =   $51,431
   3...............$51,431    x       1.015       -   $40       =   $52,162
   4...............$52,162    x       1.015       -   $40       =   $52,905
   5...............$52,905    x       1.015       -   $40       =   $53,658

                               * BOY = beginning of year

                                          ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5%, or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.


         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               15-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,813.44              $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,732.10 with the 15-year access period and $9,004.45 with the 30-year access period.

At the end of the 15-year access period, the remaining account value of $135,003.88 (assuming no withdrawals) will be used to continue the $10,813.44 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Capital Markets

Beginning in 2008 and continuing as of the date of this prospectus, the capital and credit markets have experienced an unusually high degree of volatility. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected.

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Nationally recognized rating agencies rate the financial strength of our Company. The ratings do not imply approval of the product and do not refer to the performance of the product, or to the VAA, including underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best Company, Fitch, Moody's and Standard & Poor's each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services

Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:

 o the annuity commencement date;

 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.


Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2008 financial statements of the VAA and the December 31, 2008 consolidated financial statements of Lincoln Life appear on the following pages.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2008 AND 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company and its subsidiaries (the Company) as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and its subsidiaries at December 31, 2008 and 2007, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2007 the Company changed its method of accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts as well as its method of accounting for uncertainty in income taxes.

/s/ Ernst & Young, LLP

Philadelphia, Pennsylvania
March 18, 2009

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                           AS OF DECEMBER 31,
                                                                          -------------------
                                                                            2008       2007
                                                                          --------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity (amortized cost: 2008 -- $52,558; 2007 -- $53,250)   $ 46,489   $ 53,405
      Equity (cost: 2008 -- $187; 2007 -- $132)                                139        134
   Trading securities                                                        2,189      2,533
   Mortgage loans on real estate                                             7,396      7,117
   Real estate                                                                 119        258
   Policy loans                                                              2,887      2,848
   Derivative investments                                                       60        172
   Other investments                                                           948        986
                                                                          --------   --------
         Total investments                                                  60,227     67,453
Cash and invested cash                                                       2,116        975
Deferred acquisition costs and value of business acquired                   11,184      8,574
Premiums and fees receivable                                                   445        382
Accrued investment income                                                      782        801
Reinsurance recoverables                                                    11,334      7,779
Reinsurance related derivative assets                                          167         --
Goodwill                                                                     3,520      3,539
Other assets                                                                 3,509      2,451
Separate account assets                                                     55,655     82,263
                                                                          --------   --------
         Total assets                                                     $148,939   $174,217
                                                                          ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Future contract benefits                                                  $ 17,054   $ 13,619
Other contract holder funds                                                 59,441     58,168
Short-term debt                                                                  4        173
Long-term debt                                                               2,080      1,675
Reinsurance related derivative liability                                        --        102
Funds withheld reinsurance liabilities                                       2,243      1,862
Deferred gain on business sold through reinsurance                             542        696
Payables for collateral under securities loaned and derivatives                880      1,135
Other liabilities                                                            1,382      2,083
Separate account liabilities                                                55,655     82,263
                                                                          --------   --------
         Total liabilities                                                 139,281    161,776
                                                                          --------   --------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 14)
STOCKHOLDER'S EQUITY:
Common stock -- 10,000,000 shares, authorized, issued and outstanding        9,132      9,105
Retained earnings                                                            3,135      3,283
Accumulated other comprehensive income (loss)                               (2,609)        53
                                                                          --------   --------
         Total stockholder's equity                                          9,658     12,441
                                                                          --------   --------
         Total liabilities and stockholder's equity                       $148,939   $174,217
                                                                          ========   ========

       See accompanying Notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF INCOME
(IN MILLIONS)

                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                     ------------------------
                                                                      2008     2007     2006
                                                                     ------   ------   ------
REVENUES:
Insurance premiums                                                   $1,835   $1,664   $1,174
Insurance fees                                                        2,980    2,930    2,400
Net investment income                                                 3,975    4,181    3,805
Realized loss                                                          (831)    (127)     (35)
Amortization of deferred gain on business sold through reinsurance       76       83       76
Other revenues and fees                                                 273      323      289
                                                                     ------   ------   ------
   Total revenues                                                     8,308    9,054    7,709
                                                                     ------   ------   ------
BENEFITS AND EXPENSES:
Interest credited                                                     2,438    2,379    2,175
Benefits                                                              2,645    2,330    1,758
Underwriting, acquisition, insurance and other expenses               2,954    2,520    2,073
Interest and debt expense                                                85       82       82
                                                                     ------   ------   ------
   Total benefits and expenses                                        8,122    7,311    6,088
                                                                     ------   ------   ------
Income before taxes                                                     186    1,743    1,621
Federal income tax expense (benefit)                                    (68)     504      460
                                                                     ------   ------   ------
      Net income                                                     $  254   $1,239   $1,161
                                                                     ======   ======   ======

       See accompanying Notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                               ---------------------------
                                                                 2008      2007      2006
                                                               -------   -------   -------
COMMON STOCK:
Balance at beginning-of-year                                   $ 9,105   $ 9,088   $ 2,125
Lincoln National Corporation purchase price                         --        (9)    6,932
Stock compensation                                                  27        26        31
                                                               -------   -------   -------
   Balance at end-of-year                                        9,132     9,105     9,088
                                                               -------   -------   -------
RETAINED EARNINGS:
Balance at beginning-of-year                                     3,283     3,341     2,748
Cumulative effect of adoption of SOP 05-1                           --       (41)       --
Cumulative effect of adoption of FIN 48                             --       (14)       --
Comprehensive income (loss)                                     (2,408)      876     1,124
Less other comprehensive income (loss), net of tax:             (2,662)     (363)      (37)
                                                               -------   -------   -------
   Net Income                                                      254     1,239     1,161
Dividends declared                                                (402)   (1,242)     (568)
                                                               -------   -------   -------
   Balance at end-of-year                                        3,135     3,283     3,341
                                                               -------   -------   -------
NET UNREALIZED GAIN (LOSS) ON AVAILABLE-FOR-SALE SECURITIES:
Balance at beginning-of-year                                        76       421       452
Change during the year                                          (2,638)     (345)      (31)
                                                               -------   -------   -------
   Balance at end-of-year                                       (2,562)       76       421
                                                               -------   -------   -------
NET UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS:
Balance at beginning-of-year                                       (19)       (9)        7
Change during the year                                               4       (10)      (16)
                                                               -------   -------   -------
   Balance at end-of-year                                          (15)      (19)       (9)
                                                               -------   -------   -------
MINIMUM PENSION LIABILITY ADJUSTMENT:
Balance at beginning-of-year                                        --        --        (6)
Change during the year                                              --        --         6
                                                               -------   -------   -------
   Balance at end-of-year                                           --        --        --
                                                               -------   -------   -------
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS:
Balance at beginning-of-year                                        (4)        4        --
Change during the year                                             (28)       (8)        4
                                                               -------   -------   -------
   Balance at end-of-year                                          (32)       (4)        4
                                                               -------   -------   -------
      Total stockholder's equity at end-of-year                $ 9,658   $12,441   $12,845
                                                               =======   =======   =======

       See accompanying Notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                             FOR THE YEARS ENDED
                                                                                 DECEMBER 31,
                                                                         ---------------------------
                                                                           2008      2007      2006
                                                                         -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                               $   254   $ 1,239   $ 1,161
Adjustments to reconcile net income to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front
      end loads deferrals and interest, net of amortization                 (244)     (916)     (664)
   Trading securities purchases, sales and maturities, net                   177       316       165
   Change in premiums and fees receivable                                    (61)      (88)       (3)
   Change in accrued investment income                                        19        13        21
   Change in future contract benefits                                      4,169       526       109
   Change in other contract holder funds                                     (71)      453       741
   Change in funds withheld reinsurance liability and reinsurance
      recoverables                                                        (3,618)     (493)      304
   Change in federal income tax accruals                                     (45)      310       150
   Realized loss                                                             831       127        35
   Amortization of deferred gain on business sold through reinsurance        (76)      (83)      (76)
   Stock-based compensation expense                                           19        26        31
   Other                                                                     (31)     (160)   (1,055)
                                                                         -------   -------   -------
      Net cash provided by operating activities                            1,323     1,270       919
                                                                         -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities                               (5,776)   (8,606)   (9,323)
Sales of available-for-sale securities                                     1,506     3,453     5,328
Maturities of available-for-sale securities                                3,732     4,087     3,326
Purchases of other investments                                            (1,163)   (2,018)     (696)
Sales or maturities of other investments                                     907     1,880       585
Increase (decrease) in payables for collateral under securities
   loaned and derivatives                                                   (255)     (369)      538
Purchase of Jefferson-Pilot stock, net of cash acquired of $39                --        --       154
Other                                                                       (117)      (84)       58
                                                                         -------   -------   -------
      Net cash used in investing activities                               (1,166)   (1,657)      (30)
                                                                         -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of long-term debt                                                   250       375       140
Issuance (decrease) in commercial paper                                      (14)       13       (13)
Deposits of fixed account values, including the fixed portion of
   variable                                                                9,806     9,481     7,444
Withdrawals of fixed account values, including the fixed portion
   of variable                                                            (5,910)   (6,645)   (6,660)
Transfers to and from separate accounts, net                              (2,204)   (2,448)   (1,821)
Payment of funding agreements                                               (550)       --        --
Common stock issued for benefit plans and excess tax benefits                  8        --        --
Dividends paid to stockholder                                               (402)     (787)     (568)
                                                                         -------   -------   -------
      Net provided by (used in) financing activities                         984       (11)   (1,478)
                                                                         -------   -------   -------
         Net increase (decrease) in cash and invested cash                 1,141      (398)     (589)
         Cash and invested cash at beginning-of-year                         975     1,373     1,962
                                                                         -------   -------   -------
            Cash and invested cash at end-of-period                      $ 2,116   $   975   $ 1,373
                                                                         =======   =======   =======

       See accompanying Notes to the Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America ("U.S.") and several U.S. territories, see Note 23.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On February 15, 2007, the North Carolina Department of Insurance approved the merger of Jefferson-Pilot Life Insurance Company ("JPL") into LNL with LNL being the survivor and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") into LLANY, with JPLA being the survivor. JPLA then changed its name to LLANY. The effective date of these transactions was April 2, 2007. On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, First Penn-Pacific Life Insurance Company ("FPP"), to LNC. On July 2, 2007, the Nebraska Insurance Department approved the merger of Jefferson Pilot Financial Insurance Company ("JPFIC"), formerly a wholly-owned subsidiary of Jefferson-Pilot, into LNL.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combination" ("SFAS 141"), excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations," provide a source of guidance for such transactions. In accordance with APB Opinion No. 16, the consolidated financial statements are presented as if on April 3, 2006, LNL completed the merger with JPL, JPLA and JPFIC, and has included the results of operations and financial condition of JPL, JPLA and JPFIC in our consolidated financial statements beginning on April 3, 2006, in a manner similar to a pooling-of-interests. The consolidated financial statements for the period from January 1, 2006 through April 2, 2006 exclude the results of operations and financial condition of JPL, JPLA and JPFIC. The consolidated financial statements include the results of operations and financial condition of FPP from January 1, 2007 through May 3, 2007 and for the year ended December 31, 2006. FPP's results subsequent to May 3, 2007 are excluded from these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 21 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

For the two years ended December 31, 2007, we have reclassified the results of certain derivatives and embedded derivatives to realized gain (loss), which were previously reported within insurance fees, net investment income, interest credited or benefits on our Consolidated Statements of Income. The associated amortization expense of deferred acquisition costs ("DAC") and value of business acquired ("VOBA") (previously reported within underwriting, acquisition, insurance and other expenses), deferred sales inducements ("DSI") (previously reported within interest credited), deferred front-end loads ("DFEL") (previously reported within insurance fees) and changes in contract holder funds (previously reported within benefits) have also been reclassified to realized gain (loss) on our Consolidated Statements of Income. The detail of the reclassifications (in millions) from what was previously reported in prior period Consolidated Statements of Income (in millions) was as follows:

                                            FOR THE YEARS
                                          ENDED DECEMBER, 31
                                          -------------------
                                               2007   2006
                                              -----   ----
Realized loss, as previously reported         $(112)  $ (2)
Effect of reclassifications to:
   Insurance fees                                64     39
   Net investment income                         (5)    62
   Interest credited                            (19)   (66)
   Benefits                                    (103)   (55)
   Underwriting, acquisition, insurance
      and other expenses                         48    (13)
                                              -----   ----
      Realized loss, as adjusted              $(127)  $(35)
                                              =====   ====

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income is not material. All material inter-company accounts and transactions have been eliminated in consolidation. See Note 4 for additional discussion on our VIEs.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, DAC, VOBA, goodwill, future contract benefits, other contract holder funds (including DFEL), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES

Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as available-for-sale based on assumptions used by market participants in pricing the security. Pursuant to SFAS No. 157, we have categorized these securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include: third party pricing services, independent broker quotations or pricing matrices. We use observable and unobservable inputs to our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, and discussions with senior business leaders and brokers as well as observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

We do not adjust prices received from third parties; however, we analyze the third party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy. See Note 2 "STATEMENT OF FINANCIAL ACCOUNTING STANDARDS ("SFAS") NO. 157 ("SFAS 157") - FAIR VALUE MEASUREMENTS" for more information regarding the fair value hierarchy.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

We regularly review available-for-sale securities for declines in fair value that we determine to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income. A write-down for impairment can be recognized for both credit-related events and for a decline in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery of fair value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, a recovery in value is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, we consider several factors including, but not limited to: the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; the cause of the decline; and fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value, offset by corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in net investment income on our Consolidated Statements of Income as they occur. The fair value for our trading securities is determined in the same manner as our securities classified as available-for-sale discussed in "AVAILABLE-FOR-SALE SECURITIES" above. For discussion of how the fair value of our embedded derivatives is determined see "DERIVATIVE INSTRUMENTS" below.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

For asset-backed and mortgage-backed securities, included in the trading and available-for-sale fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income.

SECURITIES LENDING

Securities loaned are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received, which is typically greater than the market value of the related securities loaned. This liability is included within payables for collateral under securities loaned and derivatives on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash equivalents, short-term investments or fixed maturity securities. Income and expense associated with these transactions are recorded as investment income and investment expense within net investment income on our Consolidated Statements of Income.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral under securities loaned and derivatives on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity securities. Income and expense associated with these transactions are recorded as investment income and investment expense within net investment income on our Consolidated Statements of Income.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price, or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment.


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Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income. The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income. Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. Pursuant to SFAS No. 157, we have categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income within realized gain (loss) during the period of change.

The Company purchases and issues financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in realized gain (loss) on our Consolidated Statements of Income. See
Note 6 for additional discussion of our derivative instruments.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair value of the derivative.

We do not adjust prices received from third parties. However, we do analyze the third party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate hierarchy levels described in Note 2 "SFAS 157 - FAIR VALUE MEASUREMENTS."

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e. DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97"); and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). For


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all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. DSI is expensed in interest credited on our Consolidated Statements of Income. The amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income.

Under SFAS 97, acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

All SFAS 60 contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization under SFAS 60 for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as available-for-sale and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included on our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income, respectively, because there is a right of offset explicit in the reinsurance agreements. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Under SFAS No. 142, "Goodwill and Other Intangible Assets," ("SFAS 142") goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. SFAS 142 requires that we perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by allocating the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount,


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goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Consolidated Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income.

Sales force intangibles are attributable to the value of the distribution system acquired in the Insurance Solutions - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

OTHER LONG-LIVED ASSETS

Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding arrangements with contractual guarantees.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed death benefit ("GDB") features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 35% of permanent life insurance in force as of


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December 31, 2008, and approximately 71% of sales for these products in 2008.
Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value. The fair values for the GLB contracts are based on their approximate surrender values. Our LINCOLN SMARTSECURITY(R) Advantage guaranteed withdrawal benefit ("GWB") feature, GIB and 4LATER(R) features have elements of both insurance benefits accounted for under Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") and embedded derivatives accounted for under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. We classify these items in level 3 within the hierarchy levels described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years, in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). In addition, for the deferred loss on the reinsurance ceded to LNBAR we are recognizing it over 30 years.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income. These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Income includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and


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net gains and losses on reinsurance embedded derivative and trading securities on Modco and CFW reinsurance arrangements. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees primarily consist of amounts earned by our retail distributor, LFA, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2006 through 2008 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 18 for additional information.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. See Note 20 for additional information.

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, costs or hedges are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 7 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"), which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract are accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract are accounted for as an extinguishment of the


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replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. We adopted SOP 05-1 effective January 1, 2007, by recording decreases to total assets of $69 million, total liabilities of $28 million and retained earnings of $41 million on our Consolidated Balance Sheets. In addition, the adoption of SOP 05-1 resulted in an approximately $17 million increase to underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income for the year ended December 31, 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

FASB STAFF POSITION FAS 115-1 AND FAS 124-1 -- THE MEANING OF
OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullified the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 - "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and superseded EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." Under the impairment model in FSP 115-1, any security in an unrealized loss position is considered impaired. An evaluation is made to determine whether the impairment is other-than-temporary based on existing accounting guidance. If an impairment is considered other-than-temporary, a realized loss is recognized to write the security's cost or amortized cost basis down to fair value. The fair value of the security on the measurement date of the other-than-temporary impairment becomes the new cost basis for the security, which may not be adjusted for subsequent recoveries in fair value. Subsequent to the recognition of an interest-related other-than-temporary impairment for debt securities, the resulting discount, or reduction to the premium, is amortized over the remaining life of the debt security, prospectively, based on the amount and timing of the estimated future cash flows of the debt security. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our consolidated financial condition or results of operations.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation.

In December 2006, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Because SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provided a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133.

We adopted the provisions of SFAS 155 and DIG B40 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 and DIG B40 did not have a material impact on our consolidated financial condition or results of operations.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109

In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of $14 million on our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 7 for more information regarding our adoption of FIN 48.

SFAS 157 -- FAIR VALUE MEASUREMENTS

In September 2006, the FASB issued SFAS 157, "Fair Value Measurements," which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement


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and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. "Blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

We have certain guaranteed benefit features within our annuity products that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing Level 3 inputs and some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement, including liquidity assumptions and assumptions regarding the Company's own credit or non-performance risk. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs and the effects of the measurements on earnings. See Note 22 for additional information about our fair value disclosures for financial instruments required by SFAS 157.

We adopted SFAS 157 effective January 1, 2008, by recording increases (decreases) to the following categories (in millions) on our consolidated financial statements:

ASSETS
DAC                                                      $ (3)
VOBA                                                       (8)
Other assets -- DSI                                        (1)
                                                         ----
   Total assets                                          $(12)
                                                         ====
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts   $(20)
Other liabilities -- income tax liabilities                 3
                                                         ----
   Total liabilities                                     $(17)
                                                         ====
REVENUES
Realized gain                                            $ 10
   Federal income tax                                       3
                                                         ----
      Increase to net income                             $  7
                                                         ====

See "Summary of Significant Accounting Policies" in Note 1 for discussion of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

FSP NO. FAS 157-2 -- EFFECTIVE DATE OF FASB STATEMENT NO. 157

In February 2008, the FASB issued FSP No. FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP 157-2"). FSP 157-2 delays the effective date of SFAS 157 for nonfinancial assets and nonfinancial liabilities to fiscal years beginning after November 15, 2008, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). Accordingly, we did not apply the provisions of SFAS 157 to nonfinancial assets and nonfinancial liabilities within the scope of FSP 157-2. Examples of items to which the deferral is applicable include, but are not limited to:

     - Nonfinancial assets and nonfinancial liabilities initially measured at fair value in a business combination or other new basis event, but not measured at fair value in subsequent periods;

     - Reporting units measured at fair value in the goodwill impairment test under SFAS 142, and indefinite-lived intangible assets measured at fair value for impairment assessment under SFAS 142;

     - Nonfinancial long-lived assets measured at fair value for an impairment assessment under SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets";

     - Asset retirement obligations initially measured at fair value under SFAS No. 143, "Accounting for Asset Retirement Obligations"; and

     - Nonfinancial liabilities for exit or disposal activities initially measured at fair value under SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities."


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As of January 1, 2009, the deferral from FSP 157-2 will no longer be effective.
We will apply the provisions of SFAS 157 to nonfinancial assets and nonfinancial liabilities beginning on January 1, 2009, and we do not expect the application to have a material impact on our consolidated financial condition or results of operations.

FSP NO. FAS 157-3 -- DETERMINING THE FAIR VALUE OF A FINANCIAL ASSET WHEN THE MARKET FOR THAT ASSET IS NOT ACTIVE

In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active" ("FSP 157-3"). FSP 157-3 clarifies the application of SFAS 157 in a market that is not active and provides an illustrative example of key considerations to analyze in determining fair value of a financial asset when the market for the asset is not active. During times when there is little market activity for a financial asset, the objective of fair value measurement remains the same, that is, to value the asset at the price that would be received by the holder of the financial asset in an orderly transaction (exit price) that is not a forced liquidation or distressed sale at the measurement date. Determining fair value of a financial asset during a period of market inactivity may require the use of significant judgment and an evaluation of the facts and circumstances to determine if transactions for a financial asset represent a forced liquidation or distressed sale. An entity's own assumptions regarding future cash flows and risk-adjusted discount rates for financial assets are acceptable when relevant observable inputs are not available. FSP 157-3 was effective on October 10, 2008, and for all prior periods for which financial statements have not been issued. Any changes in valuation techniques resulting from the adoption of FSP 157-3 shall be accounted for as a change in accounting estimated in accordance with SFAS No. 154, "Accounting Changes and Error Corrections." We adopted the guidance in FSP 157-3 in our financial statements for the reporting period ending September 30, 2008. The adoption did not have a material impact on our consolidated financial condition or results of operations.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of that date.

DERIVATIVE IMPLEMENTATION GROUP STATEMENT 133 IMPLEMENTATION ISSUE NO. E23 -- ISSUES INVOLVING THE APPLICATION OF THE SHORTCUT METHOD UNDER PARAGRAPH 68

In December 2007, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. E23, "Issues Involving the Application of the Shortcut Method under Paragraph 68" ("DIG E23"), which gives clarification to the application of the shortcut method of accounting for qualifying fair value hedging relationships involving an interest-bearing financial instrument and/or an interest rate swap, originally outlined in paragraph 68 in SFAS 133. We adopted DIG E23 effective January 1, 2008, for hedging relationships designated on or after that date. The adoption did not have a material impact on our consolidated financial condition or results of operations.

FSP FAS NO. 133-1 AND FIN 45-4 -- DISCLOSURES ABOUT CREDIT DERIVATIVES AND CERTAIN GUARANTEES: AN AMENDMENT OF FASB STATEMENT NO. 133 AND FASB INTERPRETATION NO. 45; AND CLARIFICATION OF THE EFFECTIVE DATE OF FASB STATEMENT NO. 161

In September 2008, the FASB issued FSP FAS No. 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" ("FSP 133-1"). FSP 133-1 amends the disclosure requirements of SFAS 133 to require the seller of credit derivatives, including hybrid financial instruments with embedded credit derivatives, to disclose additional information regarding, among other things, the nature of the credit derivative, information regarding the facts and circumstances that may require performance or payment under the credit derivative, and the nature of any recourse provisions the seller can use for recovery of payments made under the credit derivative. In addition, FSP 133-1 amends the disclosure requirements in FIN 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45") to require additional disclosure about the payment/performance risk of a guarantee. Finally, FSP 133-1 clarifies the intent of the FASB regarding the effective date of SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" ("SFAS 161"). The provisions of FSP 133-1 related to SFAS 133 and FIN 45 are effective for annual and interim reporting periods ending after November 15, 2008, with comparative disclosures required only for those periods ending subsequent to initial adoption. The clarification of the effective date of SFAS 161 was effective upon the issuance of FSP 133-1, and will not impact the effective date of SFAS 161 in our financial statements. We have included these required enhanced disclosures related to credit derivatives, hybrid financial instruments and guarantees in the notes to the consolidated financial statements beginning in the reporting period ended December 31, 2008.


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FSP FAS 140-4 AND FIN 46(R)-8 -- ENHANCED DISCLOSURE REQUIREMENTS RELATED TO
TRANSFERS OF FINANCIAL ASSETS AND VARIABLE INTEREST ENTITIES.

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities" ("FSP 140-4"). FSP 140-4 amends FASB Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140") to require additional disclosures regarding a transferor's continuing involvement with transferred financial assets in a securitization or asset-backed financing arrangement. FSP 140-4 also amends FIN 46 (revised December 2003) "Consolidation of Variable Interest Entities," to expand the disclosure requirements for VIEs to include information regarding the decision to consolidate the VIE, the nature of and changes in risks related to a VIE, and the impact on the entity's financial statements due to the involvement with a VIE. Those variable interests required to comply with the guidance in FSP 140-4 include the primary beneficiary of the VIE, the holder of a significant variable interest and a sponsor that holds a variable interest. Further, FSP 140-4 requires enhanced disclosures for certain sponsors and holders of a significant variable interest in a qualifying special purpose entity. The provisions of FSP 140-4 are effective for the first reporting period ending after December 15, 2008, and comparative disclosures are not required. We included the enhanced disclosures required by FSP 140-4 in the notes to the consolidated financial statements beginning in the reporting period ended December 31, 2008.

See Note 4 for more information regarding our involvement with VIEs.

FSP EITF 99-20-1 -- AMENDMENTS TO THE IMPAIRMENT GUIDANCE IN EITF ISSUE NO.
99-20

In January 2009, the FASB issued FSP EITF 99-20-1, "Amendments to the Impairment Guidance in EITF Issue No. 99-20" ("EITF 99-20-1"), which eliminates the requirement in EITF No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets" ("EITF 99-20") for holders of beneficial interests to estimate cash flow using current information and events that a market participant would use in determining the current fair value and other-than-temporary impairment of the beneficial interest. FSP 99-20-1 removes the reference to a market participant and requires that an other-than-temporary impairment be recognized in earnings when it is probable that there has been an adverse change in the holder's estimated cash flows from the cash flows previously projected, which is consistent with the impairment model used in SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." FSP 99-20-1 is effective for interim and annual reporting periods ending after December 15, 2008, and must be applied prospectively at the balance sheet date of the reporting period for which the assessment of cash flows is made. We adopted the guidance in FSP 99-20-1 as of December 31, 2008. The adoption did not have a material impact on our consolidated financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 141(R) -- BUSINESS COMBINATIONS

In December 2007, the FASB issued SFAS No. 141(revised 2007), "Business Combinations" ("SFAS 141(R)"), which is a revision of SFAS No. 141 "Business Combinations" ("SFAS 141"). SFAS 141(R) retains the fundamental requirements of SFAS 141, but establishes principles and requirements for the acquirer in a business combination to recognize and measure the identifiable assets acquired, liabilities assumed and any noncontrolling interests in the acquiree and the goodwill acquired or the gain from a bargain purchase. The revised statement requires, among other things, that assets acquired, liabilities assumed and any noncontrolling interest in the acquiree shall be measured at their acquisition-date fair values. For business combinations completed upon adoption of SFAS 141(R), goodwill will be measured as the excess of the consideration transferred, plus the fair value of any noncontrolling interest in the acquiree, in excess of the fair values of the identifiable net assets acquired. Any contingent consideration shall be recognized at the acquisition-date fair value, which improves the accuracy of the goodwill measurement. Under SFAS 141(R), contractual pre-acquisition contingencies will be recognized at their acquisition-date fair values and non-contractual pre-acquisition contingencies will be recognized at their acquisition date fair values if it is more likely than not that the contingency gives rise to an asset or liability. Deferred recognition of pre-acquisition contingencies will no longer be permitted. Acquisition costs will be expensed in the period the costs are incurred, rather than included in the cost of the acquiree, and disclosure requirements will be enhanced to provide users with information to evaluate the nature and financial effects of the business combination. SFAS 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008, with earlier adoption prohibited. We will adopt SFAS 141(R) for acquisitions occurring after January 1, 2009.

SFAS NO. 160 -- NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements - an amendment of Accounting Research Bulletin ("ARB") No. 51" ("SFAS 160"), which aims to improve the relevance, comparability and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards surrounding noncontrolling interests, or minority interests, which are the portions of equity in a subsidiary not attributable, directly or indirectly, to a parent. The ownership interests in subsidiaries held by parties other than the parent shall be clearly identified, labeled and presented in the consolidated statement of financial position within equity, but separate from the parent's equity. The amount of consolidated net income attributable to the parent and to the noncontrolling interest must be clearly identified and presented on the face of the Consolidated Statements of Income. Changes in a parent's ownership


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interest while the parent retains its controlling financial interest in its subsidiary must be accounted for consistently as equity transactions. A parent's ownership interest in a subsidiary changes if the parent purchases additional ownership interests in its subsidiary, sells some of its ownership interests in its subsidiary, the subsidiary reacquires some of its ownership interests or the subsidiary issues additional ownership interests. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary must be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. Entities must provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. We will adopt SFAS 160 effective January 1, 2009, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

FSP FAS NO. 140-3 -- ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS AND REPURCHASE FINANCING TRANSACTIONS

In February 2008, the FASB issued FSP FAS No. 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions" ("FSP 140-3"), regarding the criteria for a repurchase financing to be considered a linked transaction under SFAS 140. A repurchase financing is a transaction where the buyer ("transferee") of a financial asset obtains financing from the seller ("transferor") and transfers the financial asset back to the seller as collateral until the financing is repaid. Under FSP 140-3, the transferor and the transferee shall not separately account for the transfer of a financial asset and a related repurchase financing unless the two transactions have a valid and distinct business or economic purpose for being entered into separately and the repurchase financing does not result in the initial transferor regaining control over the financial asset. In addition, an initial transfer of a financial asset and a repurchase financing entered into contemporaneously with, or in contemplation of, one another, must meet the criteria identified in FSP 140-3 in order to receive separate accounting treatment. FSP 140-3 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. FSP 140-3 will be applied prospectively to initial transfers and repurchase financings executed on or after the beginning of the fiscal year in which FSP 140-3 is initially applied. Early application is not permitted. We will adopt FSP 140-3 effective January 1, 2009, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

SFAS 161 -- DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- AN AMENDMENT OF FASB STATEMENT NO. 133

In March 2008, the FASB issued SFAS 161, which amends and expands current qualitative and quantitative disclosure requirements for derivative instruments and hedging activities. Enhanced disclosures will include: how and why we use derivative instruments; how derivative instruments and related hedged items are accounted for under SFAS 133; and how derivative instruments and related hedged items affect our financial position, financial performance and cash flows. Quantitative disclosures will be enhanced by requiring a tabular format by primary underlying risk and accounting designation for the fair value amount and location of derivative instruments in the financial statements and the amount and location of gains and losses in the financial statements for derivative instruments and related hedged items. The tabular disclosures should improve transparency of derivative positions existing at the end of the reporting period and the effect of using derivatives during the reporting period. SFAS 161 also requires the disclosure of credit-risk-related contingent features in derivative instruments and cross-referencing within the notes to the consolidated financial statements to assist users in locating information about derivative instruments. The amended and expanded disclosure requirements apply to all derivative instruments within the scope of SFAS 133, non-derivative hedging instruments and all hedged items designated and qualifying as hedges under SFAS 133. SFAS 161 is effective prospectively for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. We will adopt SFAS 161 effective January 1, 2009, at which time we will include these required enhanced disclosures related to derivative instruments and hedging activities in our financial statements.

FSP FAS NO. 142-3 -- DETERMINATION OF THE USEFUL LIFE OF INTANGIBLE ASSETS

In April 2008, the FASB issued FSP FAS No. 142-3, "Determination of the Useful Life of Intangible Assets" ("FSP 142-3"), which applies to recognized intangible assets accounted for under the guidance in SFAS 142. When developing renewal or extension assumptions in determining the useful life of recognized intangible assets, FSP 142-3 requires an entity to consider its own historical experience in renewing or extending similar arrangements. Absent the historical experience, an entity should use the assumptions a market participant would make when renewing and extending the intangible asset consistent with the highest and best use of the asset by market participants. In addition, FSP 142-3 requires financial statement disclosure regarding the extent to which expected future cash flows associated with the asset are affected by an entity's intent and/or ability to renew or extend an arrangement. FSP 142-3 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2008, with early adoption prohibited. FSP 142-3 should be applied prospectively to determine the useful life of a recognized intangible asset acquired after the effective date. In addition, FSP 142-3 requires prospective application of the disclosure requirements to all intangible assets recognized as of, and subsequent to, the effective date. We will adopt FSP 142-3 on January 1, 2009, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.


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SFAS NO. 163 -- ACCOUNTING FOR FINANCIAL GUARANTEE INSURANCE CONTRACTS -- AN
INTERPRETATION OF FASB STATEMENT NO. 60

In May 2008, the FASB issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts - an interpretation of FASB Statement No. 60" ("SFAS 163"), which applies to financial guarantee insurance and reinsurance contracts not accounted for as derivative instruments, and issued by entities within the scope of SFAS No. 60, "Accounting and Reporting by Insurance Enterprises." SFAS 163 changes current accounting practice related to the recognition and measurement of premium revenue and claim liabilities such that premium revenue recognition is linked to the amount of insurance protection and the period in which it is provided, and a claim liability is recognized when it is expected that a claim loss will exceed the unearned premium revenue. In addition, SFAS 163 expands disclosure requirements to include information related to the premium revenue and claim liabilities, as well as information related to the risk-management activities used to evaluate credit deterioration in insured financial obligations. SFAS 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years; early application is not permitted. However, the disclosure requirements related to risk-management activities are effective in the first period (including interim periods) beginning after May 2008. Because we do not hold a significant amount of financial guarantee insurance and reinsurance contracts, no additional disclosures have been made, and we expect the adoption of SFAS 163 will not be material to our consolidated financial condition or results of operations.

EITF NO. 07-5 -- DETERMINING WHETHER AN INSTRUMENT (OR EMBEDDED FEATURE) IS INDEXED TO AN ENTITY'S OWN STOCK

In June 2008, the FASB issued EITF No. 07-5, "Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity's Own Stock" ("EITF 07-5"). EITF 07-5 provides guidance to determine whether an instrument (or an embedded feature) is indexed to an entity's own stock when evaluating the instrument as a derivative under SFAS 133. An instrument that is both indexed to an entity's own stock and classified in stockholder's equity in the entity's statement of financial position is not considered a derivative for the purposes of applying the guidance in SFAS 133. EITF 07-5 provides a two-step process to determine whether an equity-linked instrument (or embedded feature) is indexed to its own stock first by evaluating the instrument's contingent exercise provisions, if any, and second, by evaluating the instrument's settlement provisions. EITF 07-5 is applicable to outstanding instruments as of the beginning of the fiscal year in which the issue is adopted and is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. We will adopt EITF 07-5 on January 1, 2009, and do not expect the adoption will be material to our consolidated financial condition and results of operations.

EITF NO. 08-6 -- INVESTMENT ACCOUNTING CONSIDERATIONS

In November 2008, the FASB issued EITF No. 08-6, "Equity Method Investment Accounting Considerations" ("EITF 08-6"), which addresses the effect of SFAS 141(R) and SFAS 160 on equity-method accounting under Accounting Principles Board Opinion 18, "The Equity Method of Accounting for Investments in Common Stock" ("APB 18"). EITF 08-6 will continue the APB 18 requirement that the cost basis of a new equity-method investment will follow a cost accumulation model, which includes transaction costs in the cost of the equity investment and excludes the value of contingent consideration unless it is required to be recognized under other literature. Subsequently, issuances of shares by the equity-method investee that reduce the investor's ownership percentage should be accounted for as if the investor sold a proportionate share of the investment, with gain or loss recognized through earnings. The EITF decided that the investor would not have to complete a separate impairment analysis on the investee's underlying assets, but rather the entire equity-method investment would continue to be subject to the current other-than-temporary impairment guidance in APB 18. EITF 08-6 is applicable to all investments accounted for under the equity method and is effective, prospectively, in fiscal years beginning on or after December 15, 2008, and interim periods within those fiscal years. We will adopt EITF 08-6 on January 1, 2009, and do not expect the adoption will have a material impact on our financial condition and results of operations.

FSP FAS NO. 132(R)-1 -- EMPLOYERS' DISCLOSURES ABOUT POSTRETIREMENT BENEFIT PLAN ASSETS

In December 2008, the FASB issued FSP FAS No. 132(R)-1, "Employers' Disclosures about Postretirement Benefit Plan Assets" ("FSP 132(R)-1"), which requires enhanced disclosures of the plan assets of an employer's defined benefit pension or other postretirement benefit plans. The disclosures required under FSP 132(R)-1 will include information regarding the investment allocation decisions made for plan assets, the fair value of each major category of plan assets disclosed separately for pension plans and other postretirement benefit plans and the inputs and valuation techniques used to measure the fair value of plan assets including the level within the fair value hierarchy as defined by SFAS
157. FSP 132(R)-1 requires the additional disclosure in SFAS 157 for Level 3 fair value measurements, must also be provided for the fair value measurements of plan assets using Level 3 inputs. The disclosures in FSP 132(R)-1 are effective for fiscal years ending after December 15, 2009, and are not required for earlier periods that are presented for comparative purposes. We will include the disclosures required in FSP 132(R)-1 in the notes to our consolidated financial statements for the year ending December 31, 2009.

3. ACQUISITION, DIVIDEND OF FPP AND REINSURANCE CEDED TO LNBAR

JEFFERSON-PILOT ACQUISITION

On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot") by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. At that time, JPL, JPLA and JPFIC became wholly-owned by LNC.

DIVIDEND OF FPP

On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, FPP, to LNC. The following table summarizes the dividend of FPP to LNC (in millions):

                                                            DIVIDENDED
                                                               VALUE
                                                            ----------
Investments                                                  $ 1,809
Cash and invested cash                                            20
Deferred acquisition costs and value of business acquired        246
Premiums and fees receivable                                       2
Accrued investment income                                         24
Reinsurance recoverables                                         669
Goodwill                                                           2
Future contract benefits                                        (705)
Other contract holder funds                                   (1,509)
Other liabilities                                                (66)
                                                             -------
   Total dividend of FPP                                     $   492
                                                             =======

The caption dividends declared, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $492 million dividend of FPP presented above.

REINSURANCE CEDED TO LNBAR

We completed a reinsurance transaction during the fourth quarter of 2008 whereby we ceded a block of business to Lincoln National Reinsurance Company (Barbados) Limited ("LNBAR"), a wholly-owned subsidiary of LNC, which resulted in the release of approximately $240 million of capital previously supporting a portion of statutory reserves related to our insurance products with secondary guarantees. The following summarizes the impact (in millions) on the Consolidated Balance Sheets for the ceding of this block of business to LNBAR:

ASSETS
Deferred acquisition costs and value of business acquired   $(230)
Other assets                                                 (130)
                                                            -----
   Total assets                                             $(360)
                                                            =====
LIABILITIES
Future contract benefits                                    $(539)
Other contract holder funds                                   (47)
Funds withheld reinsurance liabilities                        434
Deferred loss on business sold through reinsurance            (78)
Other liabilities                                            (130)
                                                            -----
   Total liabilities                                        $(360)
                                                            =====

4. VARIABLE INTEREST ENTITIES

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. We have carefully analyzed each VIE to determine whether we are the primary beneficiary. Based on our analysis of the expected losses and residual returns of the VIEs in which we have a variable interest, we have concluded that there are no VIEs for which we are the primary beneficiary, and, as such, we have not consolidated the VIEs in our consolidated financial statements. However, for those VIEs in which we are not the primary beneficiary, but hold a variable interest, we recognize the fair value of our variable interest in our consolidated financial statements.

Information (in millions) included in our Consolidated Balance Sheet as of December 31, 2008 for those VIEs where we had significant variable interest and where we were a sponsor that held a variable interest was as follows:

                         LNL AMOUNTS RELATED TO VIE
                      -------------------------------
                                              MAXIMUM
                       TOTAL      TOTAL        LOSS
                      ASSETS   LIABILITIES   EXPOSURE
                      ------   -----------   --------
Credit-linked notes     $50        $--         $600

We invested in two credit-linked notes where the note holders do not have voting rights or decision-making capabilities. The entities that issued the credit-linked notes are financed by the note holders, and as such, the note holders participate in the expected losses and residual returns of the entities. Because the note holders' investment does not permit them to make decisions about the entities' activities that would have a significant effect on the success of the entities, we have determined that these entities are VIEs. We are not the primary beneficiary of the VIEs as the multi-tiered class structure of the credit-linked notes requires the subordinated classes of the investment pool to absorb credit losses prior to our class of notes. As a result, we will not absorb the majority of the expected losses and the coupon we receive on the credit-linked notes limits our participation in the residual returns. For information regarding our exposure to loss in our credit-linked notes, see "Credit-Linked Notes" in Note 5.

5. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

Pursuant to SFAS No. 157, we have categorized these securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. See Note 22 for additional disclosures regarding our fair values required by SFAS 157.

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                     AS OF DECEMBER 31, 2008
                                            ----------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED   ------------------    FAIR
                                               COST     GAINS     LOSSES      VALUE
                                            ---------   -----   ----------   -------
Corporate bonds                              $39,463     $614     $4,993     $35,084
U.S. Government bonds                            158       36         --         194
Foreign government bonds                         509       33         48         494
Mortgage-backed securities:
   Mortgage pass-through securities            1,749       57         37       1,769
   Collateralized mortgage obligations         6,612      168        733       6,047
   Commerical mortgage-backed securities       2,428        7        588       1,847
State and municipal bonds                        118        2          2         118
Hybrid and redeemable preferred stocks         1,521        6        591         936
                                             -------     ----     ------     -------
   Total fixed maturity securities            52,558      923      6,992      46,489
Equity securities                                187        9         57         139
                                             -------     ----     ------     -------
      Total available-for-sale securities    $52,745     $932     $7,049     $46,628
                                             =======     ====     ======     =======

                                                     AS OF DECEMBER 31, 2007
                                            -----------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED   ------------------     FAIR
                                               COST      GAINS     LOSSES      VALUE
                                            ---------   ------   ----------   -------
Corporate bonds                              $42,041    $1,049     $  904     $42,186
U.S. Government bonds                            153        14         --         167
Foreign government bonds                         586        39          4         621
Mortgage-backed securities:
   Mortgage pass-through securities            1,185        23          4       1,204
   Collateralized mortgage obligations         6,441        75        124       6,392
   Commerical mortgage-backed securities       2,598        48         67       2,579
State and municipal bonds                        143         2         --         145
Hybrid and redeemable preferred stocks           103         9          1         111
                                             -------    ------     ------     -------
   Total fixed maturity securities            53,250     1,259      1,104      53,405
Equity securities                                132         9          7         134
                                             -------    ------     ------     -------
      Total available-for-sale securities    $53,382    $1,268     $1,111     $53,539
                                             =======    ======     ======     =======


The amortized cost and fair value of fixed maturity available-for-sale securities by contractual maturities (in millions) were as follows:

                                                           AS OF DECEMBER 31, 2008
                                                           -----------------------
                                                             AMORTIZED     FAIR
                                                                COST      VALUE
                                                             ---------   -------
Due in one year or less                                       $ 1,712    $ 1,694
Due after one year through five years                          12,568     11,869
Due after five years through ten years                         14,036     12,013
Due after ten years                                            13,453     11,250
   Subtotal                                                    41,769     36,826
                                                              -------    -------
Mortgage-backed securities                                     10,789      9,663
                                                              -------    -------
      Total fixed maturity available-for-sale securities      $52,558    $46,489
                                                              =======    =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                        AS OF DECEMBER 31, 2008
                                                   -----------------------------------------------------------------
                                                         LESS THAN
                                                    OR EQUAL TO TWELVE    GREATER THAN TWELVE
                                                          MONTHS                 MONTHS                 TOTAL
                                                   --------------------   -------------------   --------------------
                                                               GROSS                  GROSS                  GROSS
                                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                                   -------   ----------   ------   ----------   -------   ----------
Corporate bonds                                    $18,449     $2,303     $5,809     $2,690     $24,258     $4,993
U.S. Government bonds                                    3         --         --         --           3         --
Foreign government bonds                               145         15         50         33         195         48
Mortgage-backed securities:
   Mortgage pass-through securities                     95         25         51         12         146         37
   Collateralized mortgage obligations                 807        279        688        454       1,495        733
   Commercial mortgage-backed securities             1,099        169        474        419       1,573        588
State and municipal bonds                               28          2          2         --          30          2
Hybrid and redeemable preferred stocks                 448        261        406        330         854        591
                                                   -------     ------     ------     ------     -------     ------
   Total fixed maturity securities                  21,074      3,054      7,480      3,938      28,554      6,992
Equity securities                                       82         56          2          1          84         57
                                                   -------     ------     ------     ------     -------     ------
      Total available-for-sale securities          $21,156     $3,110     $7,482     $3,939     $28,638     $7,049
                                                   =======     ======     ======     ======     =======     ======
Total number of securities in an unrealized loss
   position                                                                                                  3,507
                                                                                                            ======

                                                                        AS OF DECEMBER 31, 2007
                                                   -----------------------------------------------------------------
                                                         LESS THAN
                                                    OR EQUAL TO TWELVE    GREATER THAN TWELVE
                                                          MONTHS                 MONTHS                 TOTAL
                                                   --------------------   -------------------   --------------------
                                                                GROSS                 GROSS                  GROSS
                                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                                   -------   ----------   ------   ----------   -------   ----------
Corporate bonds                                    $11,038      $657      $4,142      $247      $15,180     $  904
U.S. Government bonds                                   --        --           3        --            3         --
Foreign government bonds                                81         4          --        --           81          4
Mortgage-backed securities:
   Mortgage pass-through securities                     32        --         189         4          221          4
   Collateralized mortgage obligations               1,672        96       1,069        28        2,741        124
   Commercial mortgage-backed securities               490        46         535        21        1,025         67
State and municipal bonds                               29        --          15        --           44         --
Hybrid and redeemable preferred stocks                  13         1          --        --           13          1
                                                   -------      ----      ------      ----      -------     ------
   Total fixed maturity securities                  13,355       804       5,953       300       19,308      1,104
Equity securities                                       61         7          --        --           61          7
                                                   -------      ----      ------      ----      -------     ------
      Total available-for-sale securities          $13,416      $811      $5,953      $300      $19,369     $1,111
                                                   =======      ====      ======      ====      =======     ======
Total number of securities in an unrealized loss
   position                                                                                                  2,263
                                                                                                            ======

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                   AS OF DECEMBER 31, 2008
                              --------------------------------
                                          GROSS       NUMBER
                               FAIR    UNREALIZED       OF
                               VALUE     LOSSES     SECURITIES
                              ------   ----------   ----------
Less than six months          $  781     $  389         159
Six months or greater, but
   less than nine months       1,141        536         206
Nine months or greater, but
   less than twelve months     1,552        785         223
Twelve months or greater       4,027      3,509         785
                              ------     ------       -----
   Total available-for-sale
      securities              $7,501     $5,219       1,373
                              ======     ======       =====

                                   AS OF DECEMBER 31, 2007
                              --------------------------------
                                         GROSS        NUMBER
                               FAIR    UNREALIZED       OF
                               VALUE     LOSSES     SECURITIES
                              ------   ----------  -----------
Less than six months          $  133      $ 48           22
Six months or greater, but
   less than nine months         425       137           30
Nine months or greater, but
   less than twelve months       363       109           17
Twelve months or greater         182        79           57
                              ------      ----         ----
   Total available-for-sale
      securities              $1,103      $373         $126
                              ======      ====         ====

As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the $5.9 billion increase in our gross unrealized losses for available-for-sale securities for the year ended December 31, 2008, was attributable primarily to a combination of reduced liquidity in several market segments and deterioration in credit fundamentals. We believe that the securities in an unrealized loss position as of December 31, 2008 and 2007 were not other-than-temporarily impaired due to our ability and intent to hold for a period of time sufficient for recovery.

TRADING SECURITIES

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements (in millions) consisted of the following:

                                         AS OF DECEMBER 31,
                                         ------------------
                                            2008     2007
                                           ------   ------
Corporate bonds                            $1,467   $1,817
U.S. Government bonds                         414      366
Foreign government bonds                       38       45
Mortgage-backed securities:
   Mortgage pass-through securities            31       21
   Collateralized mortgage obligations        118      153
   Commercial mortgage-backed
      securities                               76      104
State and municipal bonds                      13       17
Hybrid and redeemable preferred stocks         30        8
     Total fixed maturity securities        2,187    2,531
Equity securities                               2        2
                                           ------   ------
       Total trading securities            $2,189   $2,533
                                           ======   ======

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2008, 2007 and 2006 was $172 million, $8 million and $48 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S with the largest concentrations in California and Texas, which accounted for approximately 30% and 29% of mortgage loans as of December 31, 2008 and 2007, respectively. As of December 31, 2008, we held no impaired mortgage loans and therefore had no valuation allowance.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income were as follows:

                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                                    ------------------------
                                     2008     2007     2006
                                    ------   ------   ------
NET INVESTMENT INCOME
Fixed maturity available-for-sale
   securities                       $3,236   $3,264   $2,968
Equity available-for-sale
   securities                            8       19       11
Trading securities                     154      163      181
Mortgage loans on real estate          473      491      466
Real estate                             20       41       36
Standby real estate equity
   commitments                           3       12       18
Policy loans                           177      172      158
Invested cash                           33       49       62
Alternative investments                (34)     102       46
Consent fees                             5       10        8
Other investments                       12       36       15
                                    ------   ------   ------
   Investment income                 4,087    4,359    3,969
Investment expense                    (112)    (178)    (164)
                                    ------   ------   ------
      Net investment income         $3,975   $4,181   $3,805
                                    ======   ======   ======

REALIZED LOSS RELATED TO INVESTMENTS

The detail of the realized loss related to investments (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                            -----------------------
                                              2008     2007    2006
                                            -------   -----   -----
Fixed maturity available-for-sale
   securities:
   Gross gains                              $    49   $ 120   $ 123
   Gross losses                              (1,059)   (176)    (99)
Equity available-for-sale securities:
   Gross gains                                    1       3       2
   Gross losses                                 (33)   (111)     --
Gain (loss) on other investments                 31      22       5
Associated amortization expense of
   DAC, VOBA, DSI and DFEL and
   changes in other contract holder
   funds and funds withheld
   reinsurance liabilities                      244      29     (38)
                                            -------   -----   -----
      Total realized loss on investments,
         excluding trading securities          (767)   (113)     (7)
Loss on certain derivative
   instruments                                  (83)     (2)      2
Associated amortization expense
   of DAC, VOBA, DSI and DFEL
   and changes in other contract
   holder funds                                  --       1      --
                                            -------   -----   -----
      Total realized loss on investments
         and certain derivative
         instruments, excluding
         trading securities                 $  (850)  $(114)  $  (5)
                                            =======   =====   =====
Write-downs for other-than-temporary
   impairments included in realized
   loss on available-for-sale
   securities above                         $  (900)  $(257)  $ (64)
                                            =======   =====   =====

See Note 15 for a comprehensive listing of realized loss reported on our Consolidated Statements of Income

SECURITIES LENDING

The carrying values of securities pledged under securities lending agreements were $427 million and $655 million as of December 31, 2008 and 2007, respectively. The fair values of these securities were $410 million and $634 million as of December 31, 2008 and 2007, respectively. The carrying value and fair value of the collateral receivable held for derivatives is $17 million as of December 31, 2008. We did not have a collateral payable for derivatives as of December 31, 2007.

REVERSE REPURCHASE AGREEMENTS

The carrying values of securities pledged under reverse repurchase agreements were $470 million and $480 million as of December 31, 2008 and 2007, respectively. The fair values of these securities were $496 million and $502 million as of December 31, 2008 and 2007, respectively.

INVESTMENT COMMITMENTS

As of December 31, 2008, our investment commitments for fixed maturity securities (primarily private placements), limited partnerships, real estate and mortgage loans on real estate were $705 million, which included $267 million of standby commitments to purchase real estate upon completion and leasing.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2008, we had investments in the collateralized mortgage obligation industry with a fair value of $6.5 billion or 11% of the invested assets portfolio totaling $60.2 billion. We utilized the industry classifications to obtain the concentration of financial instruments amount, as such, this amount will not agree to the available-for-sale securities table above. We did not have a concentration of financial instruments in a single industry as of December 31, 2007. As of December 31, 2008 and 2007, we did not have a significant concentration of financial instruments in a single investee or geographic region of the U.S.

CREDIT-LINKED NOTES

As of December 31, 2008 and 2007, other contract holder funds on our Consolidated Balance Sheets included $600 million and $1.2 billion outstanding in funding agreements, respectively. We invested the proceeds of $850 million received for issuing three funding agreements in 2006 and 2007 into three separate credit-linked notes originated by third party companies. One of the credit linked notes totaling $250 million was paid off at par in September of 2008 and as a result, the related structure, including the $250 million funding agreement, was terminated. The two remaining credit-linked notes are asset-backed securities, classified as corporate bonds in the tables above and are reported as fixed maturity securities on our Consolidated Balance Sheets. An additional $300 million funding agreement was assumed as a result of the merger of Jefferson-Pilot, but was not invested into credit-linked notes. This $300 million funding agreement matured on June 2, 2008.

We earn a spread between the coupon received on the credit-linked notes and the interest credited on the funding agreement. Our credit-linked notes were created using a special purpose trust that combines highly rated assets with credit default swaps to produce a multi-class structured security. The high quality asset in these transactions is a AAA-rated asset-backed security secured by a pool of credit card receivables. Our affiliate, Delaware Investments, actively manages the credit default swaps in the underlying portfolios. As permitted in the credit-linked note agreements, Delaware Investments acts as the investment manager for the pool of underlying issuers in each of the transactions. Delaware Investments, from time to time, has directed substitutions of corporate names in the reference portfolio. When substituting corporate names, the issuing special purpose trust transacts with a third party to sell credit protection on a new issuer, selected by Delaware Investments. The cost to substitute the corporate names is based on market conditions and the liquidity of the corporate names. This new issuer will replace the issuer Delaware Investments has identified to remove from the pool of issuers. The substitution of corporate issuers does not revise the credit-linked note agreement. The subordination and the participation in credit losses may change as a result of the substitution. The amount of the change is dependant upon the relative risk of the issuers removed and replaced in the pool of issuers.

Consistent with other debt market instruments, we are exposed to credit losses within the structure of the credit-linked notes, which could result in principal losses to our investments. However, we have attempted to protect our investments from credit losses through the multi-tiered class structure of the credit-linked note, which requires the subordinated classes of the investment pool to absorb all of the credit losses. We own the mezzanine tranche of these investments. To date, there has been one default in the underlying collateral pool of the $400 million credit-linked note and two defaults in the underlying collateral pool of the $200 million credit-linked note. There has been no event of default on the credit-linked notes themselves. We feel the remaining subordination is sufficient to absorb future credit losses, subject to changing market conditions. We do not anticipate any future payments under the credit-linked notes and there are no recourse provisions or assets held as collateral that would enable us to recover payments if made. Similar to other debt market instruments, our maximum principal loss is limited to our original investment of $600 million as of December 31, 2008.

As in the general markets, spreads on these transactions have widened, causing unrealized losses. We had unrealized losses of $550 million on the $600 million in credit-linked notes as of December 31, 2008 and $190 million on the $850 million in credit-linked notes as of December 31, 2007. As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, we believe that these securities were not other-than-temporarily impaired as of December 31, 2008 and 2007.

The following summarizes information regarding our investments in these securities (dollars in millions):

                               AMOUNT AND DATE OF ISSUANCE
                               ---------------------------
                                    $400           $200
                                DECEMBER 2006   APRIL 2007
                                -------------   ----------
Amortized cost(1)                      $400          $200
Fair value(1)                            30            20
Attachment point(1)                    4.77%         1.48%
Maturity                         12/20/2016     3/20/2017
Current rating of tranche(1)           BBB-          Baa2
Current rating of underlying
   collateral pool(1)              Aaa-Caa1       Aaa-Ba3
Number of entities(1)                   124            98
Number of countries(1)                   20            23

----------
(1)  As of December 31, 2008

6. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps, and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock, call options on the Standard & Poor's ("S&P") 500 Index(R) ("S&P 500") are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

As of December 31, 2008 and 2007, we had derivative instruments that were designated and qualified as cash flow hedges. We also had derivative instruments that were economic hedges, but were not designated as hedging instruments under SFAS 133. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of our derivative activities. LNC's risk management committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

Our hedging strategy is designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuities including the LINCOLN SMARTSECURITY(R) Advantage guaranteed minimum withdrawal benefit ("GWB") feature, the 4LATER(R) Advantage guaranteed income benefit ("GIB") feature and the I4LIFE(R) Advantage GIB feature that is available in our variable annuity products. Certain features of these guarantees, notably our GIB and 4LATER(R) features have elements of both insurance benefits accounted for under SOP 03-1 and embedded derivatives accounted for under SFAS 133 and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The change in estimated fair value of the portion of guarantee features that are considered to be derivatives under SFAS 133 is reported in net income. The hedging strategy is designed such that changes in the value of the hedge contracts generally offset changes in the value of the embedded derivative of the GWB and GIB. As part of our current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, our hedge positions may not be totally effective to offset changes in assets and liabilities caused by movements in these factors due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We also distribute indexed annuity contracts. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. This feature represents an embedded derivative under SFAS 133. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded as a component of realized gain (loss) on our Consolidated Statements of Income. In calculating our future contract benefit liabilities under these contracts, SFAS 133 requires that we calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods.

These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheet, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included as a component of realized gain (loss) on our Consolidated Statements of Income.

Pursuant to SFAS 157, we have categorized our derivative instruments into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS 157 - FAIR VALUE MEASUREMENTS" in Note 2. See Note 22 for additional disclosures regarding our fair values required by SFAS 157. We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional amounts along with their carrying values and estimated fair values (in millions), were as follows:

                                                          AS OF DECEMBER 31,
                                              -----------------------------------------
                                                                  ASSETS (LIABILITIES)
                                                                 ----------------------
                                              NOTIONAL AMOUNTS   CARRYING OR FAIR VALUE
                                              ----------------   ----------------------
                                                2008     2007          2008     2007
                                               ------   ------       -------   -----
Cash flow hedges:
   Interest rate swap agreements               $  780   $1,372       $   (50)  $  (5)
   Foreign currency swaps                         366      366            64     (17)
   Call options (based on LNC stock)               --       --            --       1
                                               ------   ------       -------   -----
      Total cash flow hedges                    1,146    1,738            14     (21)
                                               ------   ------       -------   -----
All other derivative instruments:
   Interest rate cap agreements                 2,200    4,100            --       2
   Credit default swaps                           149       60           (51)     --
   Call options (based on LNC stock)               18       23            --      13
   Call options (based on S&P 500 Index(R))     2,951    2,858            31     149
                                               ------   ------       -------   -----
      Total other derivative instruments        5,318    7,041           (20)    164
Embedded derivatives per SFAS 133                  --       --        (2,722)   (303)
                                               ------   ------       -------   -----
         Total derivative instruments          $6,464   $8,779       $(2,728)  $(160)
                                               ======   ======       =======   =====

The carrying or fair value of total derivative instruments (in millions) reported above is reflected within the Consolidated Balance Sheets as follows:

                                                   AS OF DECEMBER 31,
                                                   ------------------
                                                      2008     2007
                                                    -------   -----
Derivative investments                              $    60   $ 172
Reinsurance related derivative asset (liability)        167    (102)
Future contract benefits liability                   (2,904)   (230)
Other liabilities -- credit default swaps               (51)     --
                                                    -------   -----
   Total                                            $(2,728)  $(160)
                                                    =======   =====

The notional amount of derivative financial instruments by maturity (in millions) was as follows:

                                                   REMAINING LIFE AS OF DECEMBER 31, 2008
                                              -----------------------------------------------
                                              LESS THAN    1 - 5   5 - 10     AFTER
                                                1 YEAR     YEARS    YEARS   10 YEARS    TOTAL
                                              ---------   ------   ------   --------   ------
Cash flow hedges:
   Interest rate swap agreements                $  146    $  128    $240      $266     $  780
   Foreign currency swaps                           --        --     231       135        366
                                                ------    ------    ----      ----     ------
      Total cash flow hedges                       146       128     471       401      1,146
                                                ------    ------    ----      ----     ------
All other derivative instruments:
   Interest rate cap agreements                  1,200     1,000      --        --      2,200
   Credit default swaps                             --        60      89        --        149
   Call options (based on LNC stock)                --        18      --        --         18
   Call options (based on S&P 500 Index(R))      2,185       766      --        --      2,951
                                                ------    ------    ----      ----     ------
      Total other derivative instruments         3,385     1,844      89        --      5,318
                                                ------    ------    ----      ----     ------
         Total derivative instruments           $3,531    $1,972    $560      $401     $6,464
                                                ======    ======    ====      ====     ======

The settlement payments and mark-to-market adjustments on derivative instruments (in millions) recorded on our Consolidated Statements of Income were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                           -------------------
                                            2008   2007   2006
                                           -----   ----   ----
Cash flow hedges:
   Interest rate swap agreements(1)        $   4    $ 5    $ 5
   Foreign currency swaps(1)
                                              (1)    (1)    (1)
                                           -----    ---    ---
      Total cash flow hedges                   3      4      4
                                           -----    ---    ---
All other derivative instruments:
   Credit default swaps(1)                     1     --     --
   Call options (based on LNC stock)(2)       (8)    (3)    10
   Call options (based on S&P 500)(3)       (204)     6     62
                                           -----    ---    ---
      Total other derivative instruments    (211)     3     72
                                           -----    ---    ---
         Total derivative instruments      $(208)   $ 7    $76
                                           =====    ===    ===

----------
(1)  Reported in net investment income on our Consolidated Statements of Income.

(2) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

(3)  Reported in net realized loss on our Consolidated Statements of Income.

DERIVATIVE INSTRUMENTS DESIGNATED AS CASH FLOW HEDGES

Gains (losses) (in millions) on derivative instruments designated as cash flow hedges were as follows:

                                                   FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  --------------------
                                                  2008    2007    2006
                                                  ----    ----    ----
Ineffective portion recognized in realized loss    $ 1     $(1)    $ 1
                                                   ===     ===     ===
Gains recognized as a component of OCI with the
   offset to:
   Net investment (income)                         $(2)    $(3)    $(3)
   Benefit expense (recovery)                       --      (1)     (1)
                                                   ---     ---     ---
                                                   $(2)    $(4)    $(4)
                                                   ===     ===     ===

As of December 31, 2008, $7 million of the deferred net gains on derivative instruments in accumulated OCI were expected to be reclassified to earnings during 2009. This reclassification is due primarily to the receipt of interest payments associated with variable rate securities and forecasted purchases, payment of interest on our long-term debt, the receipt of interest payments associated with foreign currency securities, and the periodic vesting of stock appreciation rights ("SARs").

For the years ended December 31, 2008, 2007 and 2006, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS

We use a portion of our interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income on our Consolidated Statements of Income. Gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

In addition, we use interest rate swap agreements to hedge our exposure to fixed rate bond coupon payments and the change in underlying asset values as interest rates fluctuate. The net receipts/payments from these interest rate swaps are recorded in net investment income on our Consolidated Statements of Income.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

CALL OPTIONS (BASED ON LNC STOCK)

We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on our stock. Upon option expiration, the payment, if any, is the increase in our stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and are marked-to-market through net income. Call options hedging non-vested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of the SARs liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of the related SARs. Our call option positions will be maintained until such time the related SARs are either exercised or expire and our SARs liabilities are extinguished.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS

The interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133.

CALL OPTIONS (BASED ON LNC STOCK)

We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark-to-market changes are recorded in net income as underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

CALL OPTIONS (BASED ON S&P 500)

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded as a component of realized gain
(loss) on our Consolidated Statements of Income.

CREDIT DEFAULT SWAPS

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counter-party at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. Our credit default swaps are not currently qualified for hedge accounting under SFAS 133, as amounts are insignificant

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Information related to our open credit default swaps for which we are the seller (in millions) as of December 31, 2008, was as follows:

              REASON     NATURE       CREDIT                  MAXIMUM
               FOR         OF        RATING OF      FAIR     POTENTIAL
 MATURITY    ENTERING   RECOURSE   COUNTERPARTY   VALUE(4)     PAYOUT
----------   --------   --------   ------------   --------   ---------
 3/20/2010      (1)        (3)        Aa3/A+        $(1)       $ 10
 6/20/2010      (1)        (3)         Aa2/A         --          10
12/20/2012      (2)        (3)        Aa2/A+         --          10
12/20/2012      (2)        (3)        Aa2/A+         --          10
12/20/2012      (2)        (3)          A1/A         --          10
12/20/2012      (2)        (3)          A1/A         (1)         10
 3/20/2017      (2)        (3)          A2/A        (14)         22(5)
 3/20/2017      (2)        (3)          A2/A        (10)         14(5)
 3/20/2017      (2)        (3)          A2/A         (8)         18(5)
 3/20/2017      (2)        (3)          A2/A        (11)         18(5)
 3/20/2017      (2)        (3)          A2/A         (6)         17(5)
                                                   ----        ----
                                                   $(51)       $149
                                                   ====        ====

----------
(1) Credit default swap was entered into in order to generate income by providing protection on a highly rated basket of securities in return for a quarterly payment.

(2) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(3) Seller does not have the right to demand indemnification/compensation from third parties in case of a loss (payment) on the contract.

(4) Broker quotes are used to determine the market value of credit default swaps.

(5) These credit default swaps were sold to a counter party of the issuing special purpose trust as discussed in the "Credit-Linked Notes" section in
     Note 5.

EMBEDDED DERIVATIVES

DEFERRED COMPENSATION PLANS

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

MODCO AND CFW ARRANGEMENTS

We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivatives, as well as the gains or losses on trading securities supporting these arrangements, are recorded through net income as a component of realized gain (loss) on our Consolidated Statements of Income. These embedded derivatives are included in reinsurance related derivative asset or (liability) on the Consolidated Balance Sheets; which amounts were $15 million and $(211) million as of December 31, 2008 and 2007, respectively.

DERIVATIVE RELATED TO REINSURANCE CEDED TO AFFILIATE

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges. These embedded derivatives are included in reinsurance related derivative asset or (liability) on the Consolidated Balance Sheets; which amounts were $152 million and $109 million as of December 31, 2008 and 2007, respectively.

VARIABLE ANNUITY PRODUCTS

We have certain variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB and 4LATER(R) features, have elements of both insurance benefits accounted for under SOP 03-1 and embedded derivatives accounted for under SFAS 133 and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The change in fair value of the embedded derivatives flows through net income as realized gain (loss) on our Consolidated Statements of Income. As of December 31, 2008 and 2007, we had approximately $12.7 billion and $18.9 billion, respectively, of account values that were attributable to variable annuities with a GWB feature. As of December 31, 2008 and 2007, we had approximately $4.7 billion and $4.9 billion, respectively, of account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

We implemented a hedging strategy designed to mitigate the income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivatives of the GWB and GIB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

AVAILABLE-FOR-SALE SECURITIES

We own various debt securities that either: contain call options to exchange the debt security for other specified securities of the borrower, usually common stock; or contain call options to receive the return on equity-like indexes. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133; therefore, the change in fair value of the embedded derivatives flows through net investment income on our Consolidated Statements of Income.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non-performance risk. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We and LNC are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We do not believe the inclusion of termination or collateralization events pose any material threat to the liquidity position of any insurance subsidiary of the Company. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2008 and 2007, the exposure was $150 million and $169 million, respectively.

7. FEDERAL INCOME TAXES

The components of federal income tax expense (benefit) as reported on the Consolidated Statements of Income (in millions) were as follows:

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                                -------------------
                                                 2008   2007   2006
                                                -----   ----   ----
Current                                         $(292)  $372   $244
Deferred                                          224    132    216
                                                -----   ----   ----
   Total federal income tax expense (benefit)   $ (68)  $504   $460
                                                =====   ====   ====

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  -------------------
                                                   2008   2007   2006
                                                   ----   ----   ----
Tax rate of 35% times pre-tax income               $ 65   $610   $568
Effect of:
   Separate account dividend received deduction     (82)   (88)   (80)
   Tax credits                                      (25)   (22)   (21)
   Prior year tax return adjustment                 (34)   (14)   (25)
   Other items                                        8     18     18
                                                   ----   ----   ----
      Provision (benefit) for income taxes         $(68)  $504   $460
                                                   ====   ====   ====
   Effective tax rate                               N/M     29%    28%
                                                   ====   ====   ====

The effective tax rate is a ratio of tax expense over pre-tax income. Since the pre-tax income of $186 million resulted in a tax benefit of $68 million in 2008, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other assets as of December 31, 2008, and other liabilities as of December 31, 2007, on our Consolidated Balance Sheets, was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                   2008    2007
                                                   ----   -----
Current                                            $(66)  $(390)
Deferred                                            954    (239)
                                                   ----   -----
   Total federal income tax asset (liability)      $888   $(629)
                                                   ====   =====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                           AS OF DECEMBER 31,
                                                           ------------------
                                                              2008     2007
                                                             ------   ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds     $1,550   $1,904
Reinsurance deferred gain                                       190      244
Modco embedded derivative                                        --       74
Postretirement benefits other than pensions                      21        8
Compensation and benefit plans                                  135      175
Net unrealized loss on securities available-for-sale          2,142       --
Other investments                                               362       77
Ceding commission asset                                           5        7
Other                                                           102       55
                                                             ------   ------
      Total deferred tax assets                               4,507    2,544
                                                             ------   ------
DEFERRED TAX LIABILITIES
Deferred acquisition costs                                    1,992    1,436
Net unrealized gain on securities available-for-sale             --       40
Net unrealized gain on trading securities                        12       71
Present value of business in-force                            1,317      985
Modco embedded derivative                                         5       --
Other                                                           227      251
                                                             ------   ------
   Total deferred tax liabilities                             3,553    2,783
                                                             ------   ------
      Net deferred tax asset (liability)                     $  954   $ (239)
                                                             ======   ======

LNL and its affiliates, with the exception of JPL, JPFIC and JPLA as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger with LNY on April 2, 2007.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2008 and 2007, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2008 and 2007.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007. As of December 31, 2008 and 2007, $142 million and $134 million, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2009 to range of none to $48 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                       -------------------
                                                           2008   2007
                                                           ----   ----
Balance at beginning-of-year                               $290   $272
   Increases for prior year tax positions                    16      5
   Decreases for prior year tax positions                   (46)    (1)
   Increases for current year tax positions                  20     21
   Decreases for current year tax positions                  (6)    (7)
   Decreases for settlements with taxing authorities         (8)    --
   Decreases for lapse of statute of limitations             (2)    --
                                                           ----   ----
      Balance at end-of-year                               $264   $290
                                                           ====   ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.

During the years ended December 31, 2008, 2007 and 2006, we recognized interest and penalty expense related to uncertain tax positions of $1 million, $19 million and $13 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $64 million and $64 million as of December 31, 2008 and 2007, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. We believe a portion of the assessment is inconsistent with existing law are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2005 and 2006. The Jefferson-Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot Corporation and its subsidiaries, the IRS is examining tax year ended April 2nd, 2006.

8. DAC, VOBA, AND DSI

During the fourth quarter of 2008, we recorded a decrease to income totaling $262 million, for a reversion to the mean prospective unlocking of DAC, VOBA, and DSI as a result of significant and sustained declines in the equity markets during 2008. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, and DSI tables below.

Changes in DAC (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                    ------------------------
                                                     2008     2007     2006
                                                    ------   ------   ------
Balance at beginning-of-year                        $5,765   $4,577   $3,676
   Cumulative effect of adoption of SOP 05-1            --      (31)      --
   Dividend of FPP                                      --     (246)      --
   Reinsurance ceded to LNBAR                         (230)      --       --
   Deferrals                                         1,811    2,002    1,479
   Amortization, net of interest:
      Prospective unlocking -- assumption changes     (368)      27       (9)
      Prospective unlocking -- model refinements        44      (49)      (2)
      Retrospective unlocking                         (120)      64       35
      Other amortization, net of interest             (704)    (753)    (635)
   Adjustment related to realized gains on
      available-for-sale securities and
      derivatives                                      129       78      (53)
   Adjustment related to unrealized losses on
      available-for-sale securities and
      derivatives                                    1,094       96       86
                                                    ------   ------   ------
         Balance at end-of-year                     $7,421   $5,765   $4,577
                                                    ======   ======   ======

Changes in VOBA (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                    ------------------------
                                                     2008     2007     2006
                                                    ------   ------   ------
Balance at beginning-of-year                        $2,809   $3,032   $  742
   Cumulative effect of adoption of
      SOP 05-1                                          --      (35)      --
   Business acquired                                    --       14    2,478
   Deferrals                                            40       46       96
   Amortization, net of interest:
      Prospective unlocking -- assumption changes       (7)      13        5
      Prospective unlocking -- model refinements         6       (2)      --
      Retrospective unlocking                          (38)      13        6
      Other amortization                              (335)    (421)    (349)
   Accretion of interest                               116      125      111
   Adjustment related to realized gains (losses)
      on available-for-sale securities and
      derivatives                                       98       --       (9)
   Adjustment related to unrealized gains
      (losses) on available-for-sale securities
      and derivatives                                1,074       24      (48)
                                                    ------   ------   ------
         Balance at end-of-year                     $3,763   $2,809   $3,032
                                                    ======   ======   ======

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2008, was as follows:

2009         $  258
2010            241
2011            209
2012            192
2013            175
Thereafter    1,626
             ------
   Total     $2,701
             ======

Changes in DSI (in millions) were as follows:

                                                      FOR THE YEARS
                                                   ENDED DECEMBER 31,
                                                   ------------------
                                                   2008   2007   2006
                                                   ----   ----   ----
Balance at beginning-of-year                       $279   $194   $129
   Cumulative effect of adoption of SOP 05-1         --     (3)    --
   Deferrals                                         96    116     86
   Amortization, net of interest:
      Prospective unlocking -- assumption changes   (37)     2      1
      Prospective unlocking -- model refinements     --     (1)    --
      Retrospective unlocking                        (6)     1      3
      Other amortization, net of interest           (28)   (35)   (22)
   Adjustment related to realized gains (losses)
      on available-for-sale securities and
      derivatives                                     6      5     (3)
                                                   ----   ----   ----
         Balance at end-of-year                    $310   $279   $194
                                                   ====   ====   ====

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income, excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                                        FOR THE YEARS
                                                      ENDED DECEMBER 31,
                                                 ---------------------------
                                                   2008      2007      2006
                                                 -------   -------   -------
Direct insurance premiums and fees               $ 5,853   $ 5,645   $ 4,587
Reinsurance assumed                                   18        12         8
Reinsurance ceded                                 (1,056)   (1,063)   (1,021)
                                                 -------   -------   -------
   Total insurance premiums and fees, net        $ 4,815   $ 4,594   $ 3,574
                                                 =======   =======   =======
Direct insurance benefits                        $ 4,245   $ 3,579   $ 2,662
Reinsurance recoveries netted against benefits    (1,600)   (1,249)     (904)
                                                 -------   -------   -------
   Total benefits, net                           $ 2,645   $ 2,330   $ 1,758
                                                 =======   =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 50% to 55% of the mortality risk on newly issued non-term life insurance contracts and approximately 40% to 45% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and VUL insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2008, the reserves associated with these reinsurance arrangements totaled $1.1 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $4.2 billion as of December 31, 2008. Swiss Re has funded a trust, with a balance of $1.9 billion as of December 31, 2008, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2008, included $1.8 billion and $26 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain in the liability section of our Consolidated Balance Sheets in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration

Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2008, 2007 and 2006 we amortized $50 million, $55 million and $49 million, after-tax, respectively, of deferred gain on the sale of the reinsurance operation.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our Consolidated Balance Sheets as of December 31, 2008, may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 the Company would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would not transfer any cash to Swiss Re as a result of these developments.

In the second quarter of 2007, we recognized increased reserves on the business sold and recognized a deferred gain that is being amortized into income at the rate that earnings are expected to emerge within a 15 year period. This adjustment resulted in a non-cash charge of $13 million, after-tax, to increase reserves, which was partially offset by a cumulative "catch-up" adjustment to the deferred gain amortization of $5 million, after-tax, for a total decrease to net income of $8 million. The impact of the accounting for reserve adjustments related to this reinsurance treaty is excluded from our definition of income from operations.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                               FOR THE YEAR ENDED DECEMBER 31, 2008
                          ---------------------------------------------
                          BALANCE AT     PURCHASE               BALANCE
                          BEGINNING-    ACCOUNTING   DIVIDEND   AT END-
                            OF-YEAR    ADJUSTMENTS    OF FPP    OF-YEAR
                          ----------   -----------   --------   -------
Retirement Solutions:
   Annuities                $1,046        $ (6)         $--      $1,040
   Defined Contribution         20          --           --          20
Insurance Solutions:
   Life Insurance            2,199         (13)                   2,186
   Group Protection            274          --           --         274
                            ------        ----          ---      ------
      Total goodwill        $3,539        $(19)         $--      $3,520
                            ======        ====          ===      ======

                               FOR THE YEAR ENDED DECEMBER 31, 2007
                          ---------------------------------------------
                          BALANCE AT     PURCHASE               BALANCE
                          BEGINNING-    ACCOUNTING   DIVIDEND   AT END-
                            OF-YEAR    ADJUSTMENTS    OF FPP    OF-YEAR
                          ----------   -----------   --------   -------
Retirement Solutions:
   Annuities                $1,032         $14          $--      $1,046
   Defined Contribution         20          --           --          20
Insurance Solutions:
   Life Insurance            2,181          20           (2)      2,199
   Group Protection            281          (7)          --         274
                            ------         ---          ---      ------
      Total goodwill        $3,514         $27          $(2)     $3,539
                            ======         ===          ===      ======

The purchase accounting adjustments above relate to income tax deductions recognized when stock options attributable to mergers were exercised or the release of unrecognized tax benefits acquired through mergers.

We performed a Step 1 goodwill impairment analysis on all of our reporting units, which utilized primarily a discounted cash flow valuation technique. The discounted cash flow analysis required us to make judgments about revenues, earnings projections, growth rates and discount rates. We also considered other valuation techniques such as an analysis of peer companies and market participants. In the valuation process, we gave consideration to the current economic and market conditions. We also updated our October 1 analysis of goodwill impairment to reflect fourth quarter results and forecasts as of December 31, 2008, due to sharp declines in the equity markets and our stock price in the fourth quarter. In determining the estimated fair value of our reporting units, we incorporated consideration of discounted cash flow calculations, peer company price-to-earnings multiples, the level of our own share price and assumptions that market participants would make in valuing our reporting units. Our fair value estimations were based primarily on an in-depth analysis of future cash flows and relevant discount rates, which considered market participant inputs (income approach).

All of our reporting units passed the Step 1 analysis. While the Step 1 analysis of our Insurance Solutions - Life reporting unit indicated that its fair value exceeded its carrying value, the margin above carrying value was relatively small. Therefore, we concluded that we should perform additional analysis for our Insurance Solutions - Life reporting unit under the Step 2 requirements of SFAS 142. In our Step 2 analysis, we estimated the implied fair value of the reporting unit's goodwill as determined by allocating the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test by performing a hypothetical purchase price allocation as if the reporting unit had been acquired for its estimated fair value on that date. We utilized very detailed forecasts of cash flows and market observable inputs in determining a fair value of the net assets for each of the reporting units similar to what would be estimated in a business combination between market participants. The implied fair value of goodwill for Insurance Solutions - Life was higher than its carrying amount; therefore, the goodwill for this reporting unit was not impaired.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                AS OF DECEMBER 31,
                                                -------------------------------------------------
                                                          2008                      2007
                                                -----------------------   -----------------------
                                                  GROSS                     GROSS
                                                CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                                 AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                                --------   ------------   --------   ------------
Individual Markets -- Life Insurance:
   Sales force                                    $100          $11         $100          $ 7
Retirement Solutions -- Defined Contribution:
   Mutual fund contract rights(1)                    3           --            3           --
                                                  ----          ---         ----          ---
      Total                                       $103          $11         $103          $ 7
                                                  ====          ===         ====          ===

----------
(1)  No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2008 was as follows:

2009         $ 4
2010           4
2011           4
2012           4
2013           4
Thereafter    69
             ---
   Total     $89
             ===

11. GUARANTEED BENEFIT FEATURES

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GDB, GWB and GIB features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Certain features of these guarantees are considered embedded derivatives and are recorded in future contract benefits on our Consolidated Balance Sheets at fair value under SFAS 133 and SFAS 157. Other guarantees that are not considered embedded derivatives meet the criteria as insurance benefits and are accounted for under the valuation techniques included in SOP 03-1. Still other guarantees contain characteristics of both an embedded derivative and an insurance benefit and are accounted for under an approach that weights these features and their associated reserves accordingly based on their hybrid nature. Effective January 1, 2008, we adopted SFAS 157, which affected the valuation of our embedded derivatives. See Note 22 for details on the adoption of SFAS 157. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in fair value of the embedded derivatives. The net impact of these changes is reported as guaranteed living benefits ("GLB"), which is reported as a component of realized gain (loss) on our Consolidated Statements of Income and is discussed in Note 16.

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           -------------------
                                             2008       2007
                                           --------   --------
RETURN OF NET DEPOSITS
Total account value                         $33,907    $44,833
Net amount at risk(1)                         6,337         93
Average attained age of contract holders   56 years   55 years
MINIMUM RETURN
Total account value                         $   191    $   355
Net amount at risk(1)                           109         25
Average attained age of contract holders   68 years   68 years
Guaranteed minimum return                         5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                         $16,950    $25,537
Net amount at risk(1)                         8,402        359
Average attained age of contract holders   65 years   64 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount of risk when comparing December 31, 2008, to December 31, 2007, was attributable primarily to the decline in equity markets and associated reduction in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    --------------------
                                    2008    2007    2006
                                    ----    ----    ----
Balance at beginning-of-year        $ 38     $23     $15
   Cumulative effect of adoption
      of SOP 05-1                     --      (4)     --
   Changes in reserves               312      25      14
   Benefits paid                     (73)     (6)     (6)
                                    ----     ---     ---
Balance at end-of-year              $277     $38     $23
                                    ====     ===     ===

The changes to the benefit reserves amounts above are reflected in benefits on our Consolidated Statements of Income.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                      2008       2007
                                    -------    -------
ASSET TYPE
Domestic equity                     $24,877    $44,982
International equity                  9,204      8,076
Bonds                                 6,701      8,034
Money market                          5,802      6,545
                                    -------    -------
   Total                            $46,584    $67,637
                                    =======    =======
Percent of total variable annuity
  separate account values                99%        97%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 34% of permanent life insurance in force as of December 31, 2008 and approximately 68% of sales for these products in 2008.

12. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                            2008     2007
                                          -------  -------
Account values and other contract
   holder funds                           $57,875  $56,668
Deferred front-end loads                      948      768
Contract holder dividends payable             498      524
Premium deposit funds                         109      113
Undistributed earnings on participating
   business                                    11       95
                                          -------  -------
      Total other contract holder funds   $59,441  $58,168
                                          =======  =======

As of December 31, 2008 and 2007, participating policies comprised approximately 1.4% and 1.5%, respectively, of the face amount of insurance in force, and dividend expenses were $92 million for the year ended December 31, 2008 and $85 million for the years ended December 31, 2007 and 2006, respectively.

13. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                        2008     2007
                                       ------   ------
Short-term debt(1)                     $    4   $   18
Note due LNC, due 2009                     --      155
                                       ------   ------
   Total short-term debt               $    4   $  173
                                       ======   ======
Long-term debt:
   Note due LNC, due 2010              $  155   $   --
   LIBOR + 0.03% note, due 2017           250       --
   LIBOR + 1.00% note, due 2037           375      375
   Surplus Notes due LNC:
      9.76% surplus note, due 2024         50       50
      6.56% surplus note, due 2028        500      500
      6.03% surplus note, due 2028        750      750
                                       ------   ------
         Total surplus notes            1,300    1,300
                                       ------   ------
            Total long-term debt       $2,080   $1,675
                                       ======   ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

A consolidated subsidiary of LNL issued two notes for a combined amount not to exceed $250 million to LNC in 2006. The notes called for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points. As of December 31, 2006, $139 million had been advanced to us and was classified as long-term debt. During 2007, $16 million was borrowed, bringing the outstanding balance to $155 million, which was classified as short-term debt. During the third quarter of 2008, the notes were extended and are now due on September 30, 2010. The notes are now classified as long-term debt.

In the third quarter of 2008, LNL made an investment of $19 million in the Federal Home Loan Bank of Indianapolis ("FHLBI"), a AAA-rated entity. This relationship provides us with another source of liquidity as an alternative to commercial paper and repurchase agreements as well as provides funding at comparatively low borrowing rates. We are allowed to borrow up to 20 times the amount of our common stock investment in FHLBI. All borrowings from the FHLBI are required to be secured by certain investments owned by LNL. As of December 31, 2008, based on our common stock investment, we had borrowing capacity of up to approximately $378 million from FHLBI. We also had a $250 million floating-rate term loan outstanding under the facility due June 20, 2017, which may be prepaid beginning June 20, 2010.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037 and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

During 2007, our surplus note for $50 million to HARCO Capital Corporation was transferred to LNC. This note calls for us to pay the principal amount of the note on or before September 30, 2024 and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part twice per year. Any payment of interest or repayment of principal may be paid only if we have obtained the prior written approval of the Indiana Insurance Commissioner, have adequate earned surplus funds for such payment and if such payment would not cause us to violate the statutory capital requirements as set forth in the General Statutes of Indiana.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

14. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulatory Authority, and we have responded to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of its business, LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES

We lease our home office in Fort Wayne, Indiana through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of 5 years each in accordance with the lease agreement. In 2007, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2013.

Total rental expense on operating leases for the years ended December 31, 2008, 2007 and 2006 was $49 million, $56 million and $53 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2008 were as follows:

2009         $ 50
2010           38
2011           33
2012           26
2013           21
Thereafter    107
             ----
             $275
   Total     ====

INFORMATION TECHNOLOGY COMMITMENT

In February 1998, LNC signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNC completed renegotiations and extended the contract through February 2010. Annual costs are dependent on usage but are expected to be approximately $9 million.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2008, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Retirement Solutions - Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 37%, 46% and 48% of Retirement Solutions - Annuities' variable annuity product deposits in 2008, 2007 and 2006, respectively and represented approximately 62%, 66% and 67% of our total Retirement Solutions - Annuities' variable annuity product account values as of December 31, 2008, 2007 and 2006. In addition, fund choices for certain of our other variable annuity products offered in our Retirement Solutions - Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Retirement Solutions
- Annuities segment, AFIS funds accounted for 44%, 55% and 58% of variable annuity product deposits in 2008, 2007 and 2006 respectively and represented 70%, 75% and 75% of the segment's total variable annuity product account values as of December 31, 2008, 2007 and 2006, respectively.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $6 million and $4 million as of December 31, 2008 and 2007, respectively.

GUARANTEES

We have guarantees with off-balance-sheet risks having contractual values of $1 million and $2 million as of December 31, 2008 and 2007, respectively, whose contractual amounts represent credit exposure. We have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. We have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by borrowers, we have recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009. Our assessment of the off-balance-sheet risk was based upon the borrower's credit rating of Baa1.

TAX MATTERS

Changes to the Internal Revenue Code, administrative rulings or court decisions could increase our effective tax rate. In this regard, on August 16, 2007, the Internal Revenue Service ("IRS") issued a revenue ruling that purports, among other things, to modify the calculation of the separate account dividends received deduction received by life insurance companies. Subsequently, the IRS issued another revenue ruling that suspended the August 16, 2007, ruling and announced a new regulation project on the issue. See Note 7 for the impact of the separate account dividends received deduction on our effective tax rate.

15. STOCKHOLDER'S EQUITY

STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                        ----------------------
                                          2008     2007   2006
                                        -------   -----   ----
UNREALIZED GAINS ON
   AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year            $    76   $ 421   $452
Other comprehensive income (loss):
   Unrealized holding losses arising
      during the year                    (7,316)   (871)   (96)
   Change in DAC, VOBA and
      other contract holder funds         2,522     177     29
   Income tax benefit                     1,703     243     23
   Change in foreign currency
      exchange rate adjustment              (66)     18      5
   Less:
      Reclassification adjustment for
         gains (losses) included in
         net income                      (1,042)   (164)    24
      Associated amortization of
         DAC, VOBA, DSI, DFEL
         and changes in other
         contract holder funds              244      29    (37)
      Income tax benefit                    279      47      5
                                        -------   -----   ----
            Balance at end-of-year      $(2,562)  $  76   $421
                                        =======   =====   ====

                                        FOR THE YEARS ENDED
                                            DECEMBER 31,
                                        -------------------
                                         2008   2007   2006
                                         ----   ----   ----
UNREALIZED GAINS ON
   DERIVATIVE INSTRUMENTS
Balance at beginning-of-year             $(19)  $ (9)  $  7
Other comprehensive income (loss):
   Unrealized holding gains arising
      during the year                     (42)    14    (22)
   Change in DAC, VOBA and
      other contract holder funds         (36)    (6)     1
   Income tax (expense) benefit            27     11      2
   Change in foreign currency
      exchange rate adjustment              1    (30)     4
   Less:
      Reclassification adjustment for
         gains (losses) included in
         net income                       (83)    (2)     2
      Associated amortization of
         DAC, VOBA, DSI, DFEL
         and changes in other
         contract holder funds             --      1     --
      Income tax (expense) benefit         29     --     (1)
                                         ----   ----   ----
            Balance at end-of-year       $(15)  $(19)  $ (9)
                                         ====   ====   ====
MINIMUM PENSION LIABILITY
   ADJUSTMENT
Balance at beginning-of-year             $ --   $ --   $ (6)
Other comprehensive income (loss):
   Adjustment arising during the year      --     --      6
                                         ----   ----   ----
         Balance at end-of-year          $ --   $ --   $ --
                                         ====   ====   ====
FUNDED STATUS OF EMPLOYEE
   BENEFIT PLANS
Balance at beginning-of-year             $ (4)  $  4    $--
Other comprehensive income (loss):
   Adjustment arising during the
      year                                (45)   (13)    --
   Income tax benefit                      17      5     --
    Adjustment for adoption of
      SFAS 158, net of tax                 --     --      4
                                         ----   ----   ----
            Balance at end-of-year       $(32)  $ (4)  $  4
                                         ====   ====   ====

16. REALIZED LOSS

Details underlying realized loss (in millions) reported on our Consolidated Statements of Income were as follows:

                                                         FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                       ----------------------
                                                        2008     2007    2006
                                                       -----    -----    ----
Total realized loss on investments and certain
   derivative instruments, excluding trading
   securities(1)                                       $(850)   $(114)   $ (5)
Gain on certain reinsurance derivative/trading
   securities(2)                                           5        2       4
Indexed annuity net derivative results(3):
   Gross                                                  13      (17)     (2)
   Associated amortization expense of DAC, VOBA, DSI
      and DFEL                                            22        9       1
Guaranteed living benefits:
   Gross                                                   2      (36)    (16)
   Associated amortization expense of DAC, VOBA, DSI
      and DFEL                                           (23)      28     (19)
Guaranteed death benefits(4):
   Associated amortization expense of DAC, VOBA, DSI
      and DFEL                                            --        1       2
                                                       -----    -----    ----
        Total realized (loss)                          $(831)   $(127)   $(35)
                                                       =====    =====    ====

----------
(1)  See "Realized Loss Related to Investments" section in Note 5 for detail.

(2) Represents changes in the fair value of total return swaps (embedded derivatives) related to various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements. Changes in the fair value of these derivatives are offset by the change in fair value of trading securities in the portfolios that support these arrangements.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133 and 157. The year ended December 31, 2008, includes a $10 million gain from the initial impact of adopting SFAS 157.

(4) Represents the change in the fair value of the derivatives used to hedge our GDB riders.

17. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ---------------------------
                                        2008       2007      2006
                                       ------    -------    ------
Commissions                            $1,863    $ 2,051    $1,527
General and administrative expenses     1,282      1,246     1,093
DAC and VOBA deferrals and interest,
   net of amortization                   (445)    (1,065)     (735)
Other intangibles amortization              4          4         3
Taxes, licenses and fees                  200        192       158
Merger-related expenses                    50         92        27
                                       ------    -------    ------
      Total                            $2,954    $ 2,520    $2,073
                                       ======    =======    ======

All restructuring charges are included in underwriting, acquisition, insurance and other expenses within primarily Other Operations on our Consolidated Statements of Income in the year incurred and for the 2006 restructuring plan most such charges are included within merger-related expenses in the table above.

2008 RESTRUCTURING PLAN

Starting in December 2008, we implemented a restructuring plan in response to the current economic downturn and sustained market volatility, which focused on reducing expenses. These actions included the elimination of approximately 500 jobs across the Company. During the fourth quarter, we recorded a pre-tax charge of $8 million and expect to record additional pre-tax charges of approximately $7 million in 2009 for severance, benefits and related costs associated with the plan for workforce reduction and other restructuring actions. We expect to complete the plan by the end of 2009.

2006 RESTRUCTURING PLAN

Upon completion of the merger with Jefferson-Pilot, we implemented a restructuring plan relating to the integration of our legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning us for future growth.

Details underlying reserves for restructuring charges (in millions) were as follows:

                                                      TOTAL
                                                      -----
Restructuring reserve at December 31, 2007             $  2
Amounts incurred in 2008
   Employee severance and termination benefits            2
   Other                                                 --
                                                       ----
      Total 2008 restructuring charges                    2
Amounts expended in 2008                                 (3)
                                                       ----
         Restructuring reserve at December 31, 2008    $  1
                                                       ====
Additional amounts expended in 2008 that do not
   qualify as restructuring charges                    $ 48
Total expected costs                                    190
Expected completion date: 4th Quarter 2009

The total expected costs include both restructuring charges and additional expenses that do not qualify as restructuring charges that are associated with the integration activities. Merger integration costs relating to employee severance and termination benefits of $13 million were included in other liabilities on our Consolidated Balance Sheets in the purchase price allocation. In the first quarter of 2007, an additional $9 million was recorded to goodwill and other liabilities as part of the final adjustment to the purchase price allocation related to employee severance and termination benefits.

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC maintains qualified funded defined benefit pension plans in which many of our employees, including those of LNL, are participants. LNC also maintains non-qualified, unfunded defined benefit pension plans for certain employees, and certain employees and certain retired employees of acquired companies. In addition, for certain employees LNC has supplemental retirement plans that provide defined pension benefits in excess of limits imposed by federal tax law. All of LNC's U.S. defined benefit pension plans were "frozen" as of either December 31, 1994, or December 31, 2007, or earlier. For their frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service or date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. Under the cash balance formula benefits are stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest Credits continue until the employee's benefit is paid.

LNC also sponsors voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide employee benefits and also are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors, including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our defined benefit plan asset activity and defined benefit plan obligations was as follows:

                                                           AS OF AND FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                        -----------------------------------
                                                         2008      2007      2008      2007
                                                        -----     -----     -----     -----
                                                                                 OTHER
                                                            PENSION          POSTRETIREMENT
                                                            BENEFITS            BENEFITS
                                                        ---------------     ---------------
CHANGE IN PLAN ASSETS
Fair value at beginning-of-year                         $ 140     $ 141     $  --     $  --
Actual return on plan assets                              (31)        8        --        --
Company and participant contributions                      --        (1)        2         2
Benefits paid                                              (8)       (8)       (2)       (2)
                                                        -----     -----     -----     -----
   Fair value at end-of-year                              101       140        --        --
                                                        -----     -----     -----     -----
CHANGE IN BENEFIT OBLIGATION
Balance at beginning-of-year                              116       117        14        19
Interest cost                                               7         7         1         1
Plan participants' contributions                           --        --         1         1
Actuarial (gains) losses                                   --        --        --        (4)
Benefits paid                                              (8)       (8)       (2)       (3)
                                                        -----     -----     -----     -----
   Balance at end-of-year                                 115       116        14        14
                                                        -----     -----     -----     -----
      Funded status of the plans                        $ (14)    $  24     $ (14)    $ (14)
                                                        =====     =====     =====     =====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                            $   5     $  25     $  --     $  --
Other liabilities                                         (19)       (1)      (14)      (14)
                                                        -----     -----     -----     -----
   Net amount recognized                                $ (14)    $  24     $ (14)    $ (14)
                                                        =====     =====     =====     =====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                         $  35     $   8     $  (3)    $  (4)
                                                        -----     -----     -----     -----
   Net amount recognized                                $  35     $   8     $  (3)    $  (4)
                                                        =====     =====     =====     =====
RATE OF INCREASE IN COMPENSATION
Salary continuation plan                                  N/A      4.00%      N/A      0.00%
All other plans                                           N/A      4.00%     4.00%     4.00%
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate                        6.00%     6.08%     6.00%     6.00%
   Expected return on plan assets                        8.00%     8.00%     6.50%     6.50%
Net periodic benefit cost:
   Weighted-average discount rate                        6.00%     6.00%     6.00%     6.00%
   Expected return on plan assets                        8.00%     8.00%     6.50%     6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the plan's target plan allocation. LNC reevaluates this assumption at an interim date each plan year. For 2009, our expected return on plan assets for the U.S. pension plan will be 8%.

The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) was as follows:

                                                     AS OF DECEMBER 31,
                                                     ------------------
                                                     2008   2007   2006
                                                     ----   ----   ----
Health care cost trend rate                           N/A     12%    12%
Pre-65 health care cost trend rate                     10%   N/A    N/A
Post-65 health care cost trend rate                    12%   N/A    N/A
Ultimate trend rate                                     5%     5%     5%
Year that the rate reaches the ultimate trend rate   2019   2018   2017

In order to improve the measurement of the heath care trend rate with industry trends and practice, we separated our trend rate to assess the pre-65 and post-65 populations separately for the year ended December 31, 2008. LNC expects the health care cost trend rate for 2009 to be 10% for pre-65 and 13% for the post-65 population. The health care cost trend rate assumption is a key percentage that affects the amounts reported. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components of less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                 AS OF DECEMBER 31,
                                 -----------------
                                    2008   2007
                                    ----   ----
Accumulated benefit obligation       $91    $ 1
Projected benefit obligation          91      1
Fair value of plan assets
                                      72     --

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net defined benefit pension plan and postretirement benefit plan expense (in millions) were as follows:

                                                   FOR THE YEARS ENDED DECEMBER 31,
                                             ------------------------------------------
                                                                   OTHER POSTRETIREMENT
                                               PENSION BENEFITS          BENEFITS
                                             -------------------   --------------------
                                             2008    2007   2006    2008   2007   2006
                                             ----   -----   ----    ----   ----   ----
Interest cost                                $  7    $  7    $ 6     $ 1    $ 1    $ 1
Expected return on plan assets                (11)    (11)    (9)     --     --     --
Recognized net actuarial (gain) loss            1      --      1      (1)    (1)    --
                                             ----    ----    ---     ---    ---    ---
   Net periodic benefit expense (recovery)   $ (3)   $ (4)   $(2)    $--    $--    $ 1
                                             ====    ====    ===     ===    ===    ===

For 2009, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial (gains) losses is expected to be approximately a $5 million loss for our pension benefit plan and approximately an $1 million gain for our postretirement benefit plan.

PLAN ASSETS

Our pension plan asset allocations by asset category based on estimated fair values were as follows:

                               AS OF
                            DECEMBER 31,
                            ------------     TARGET
                             2008   2007   ALLOCATION
                             ----   ----   ----------
Domestic large cap equity      32%    37%      35%
International equity           14%    15%      15%
Fixed income securities        53%    48%      50%
Cash and cash equivalents       1%     0%       0%
                              ---    ---
   Total                      100%   100%
                              ===    ===

The primary investment objective for the assets related to our U.S. defined benefit pension plan is for capital appreciation with an emphasis on avoiding undue risk. Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities and other asset classes the investment managers deem prudent. Three- and five-year time horizons are utilized as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Our defined benefit plan assets have been combined into a master retirement trust where a variety of qualified managers, with Northern Trust as the manager of managers, are expected to rank in the upper 50% of similar funds over the three-year periods and above an appropriate index over five-year periods. Managers are monitored for adherence to approved investment policy guidelines, changes in material factors and legal or regulatory actions. Managers not meeting these criteria will be subject to additional due diligence review, corrective action or possible termination.

We currently target asset weightings as follows: domestic equity allocations (32%) are split into large cap growth (14%), large cap value (14%) and small cap (4%); international equity; and fixed income allocations are weighted between core fixed income and long-term bonds. The performance of the pension trust assets is monitored on a quarterly basis relative to the plan's objectives. The performance of the trust is measured against the following indices: Russell 1000 Index; Morgan Stanley Capital International Europe, Australia and Far East Index; and Lehman Brothers Aggregate Bond Index. We review this investment policy on an annual basis.

Prior to 2007, our plan assets were principally managed by LNC's Investment Management segment. During the last quarter of 2007, the management of the equity portion of these plan assets was transferred to third-party managers. LNC's Investment Management segment continues to manage the plan's fixed income securities, which comprise approximately 50% of plan assets.

PLAN CASH FLOWS

It is LNC's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended. In accordance with such practice, no contributions were made nor required for the years ended December 31, 2008 or 2007. No contributions are required nor expected to be made in 2009.

LNC expects the following benefit payments (in millions):

                    PENSION PLANS       POSTRETIREMENT PLANS
                --------------------   ---------------------
                  U.S.                                NOT
                DEFINED   REFLECTING              REFLECTING
                BENEFIT    MEDICARE    MEDICARE    MEDICARE
                PENSION     PART D      PART D      PART D
                 PLANS      SUBSIDY     SUBSIDY     SUBSIDY
                -------   ----------   --------   ----------
2009              $ 8         $2          $--         $2
2010                9          2           --          2
2011                9          2           --          2
2012                9          2           --          2
2013                9          2           --          2
Following
   Five Years
   Thereafter      46          6           (1)         7

19. 401(k), MONEY PURCHASE AND PROFIT SHARING PLANS

LNC sponsors a contributory defined contribution plan or a 401(k) plan for our eligible employees, including those of LNL. LNL sponsors a number of contributory defined plans for agents only. These plans include a 401(k) plan for eligible agents and a defined contribution money purchase plan for eligible agents of the former Jefferson-Pilot. LNL also sponsor a money purchase plan for LNL agents that was frozen in 2004.

LNC or LNL makes contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.

The expenses (in millions) for the 401(k) and profit sharing plans were as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                         2008   2007   2006
                                                         ----   ----   ----
Total expenses for the 401(k) and profit sharing plans    $54    $31    $22

DEFERRED COMPENSATION PLANS

LNC sponsors separate non-qualified unfunded, deferred compensation plans for certain of our employees, including those of LNL. LNL sponsors non-qualified unfunded, deferred compensation plan for certain agents.

Liabilities (in millions) with respect to these deferred compensation plans were as follows:

                    AS OF DECEMBER 31,
                    ------------------
                        2008   2007
                        ----   ----
Total liabilities       $132   $137

THE DEFERRED COMPENSATION PLAN FOR CERTAIN U.S. EMPLOYEES

Certain U.S. employees may participate in the Deferred Compensation & Supplemental/Excess Retirement Plan (the "DC SERP"). All participants may elect to defer payment of a portion of their compensation as defined by the plan. DC SERP participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the DC SERP, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our 401(k) plans. Expenses (in millions) for this plan were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                           2008   2007   2006
                                           ----   ----   ----
Employer matching contributions              $5    $ 1    $ 4
Increase in measurement of liabilities,
   net of LNC total return swap               1     10     13
                                            ---    ---    ---
   Total DC SERP expenses                    $6    $11    $17
                                            ===    ===    ===

The terms of the DC SERP provide that plan participants who select our stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plan.

DEFERRED COMPENSATION PLANS FOR CERTAIN AGENTS

LNL also sponsors a deferred compensation plan for certain eligible agents. Plan participants receive contributions based on their earnings. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNL agents invest in phantom investments that mirror those offered to qualified plan participants. Jefferson-Pilot agents invest in a different line up of "phantom" investments. Expenses (in millions) for this plan were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                           2008   2007   2006
                                           ----   ----   -----
Employer matching contributions              $2     $3    $--
Increase in measurement of liabilities,
   net of LNC total return swap               2      5      8
                                            ---    ---    ---
   Total expenses for certain agents         $4     $8     $8
                                            ===    ===    ===

20. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, SARs, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                         FOR THE YEARS ENDED
                             DECEMBER 31,
                         -------------------
                          2008   2007   2006
                          ----   ----   ----
Stock options              $ 8    $10    $ 3
Shares                       2      3     19
Cash awards                 --     --      1
SARs                         4      5     (1)
Restricted stock             5      6      1
                           ---    ---    ---
   Total                   $19    $24    $23
                           ===    ===    ===
Recognized tax benefit     $ 7    $ 8    $ 8

21. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Specified statutory information (in millions) was as follows:

                      AS OF DECEMBER 31,
                      ------------------
                         2008     2007
                        ------   ------
Capital and surplus     $4,600   $5,000

                    FOR THE YEARS ENDED
                        DECEMBER 31,
                    -------------------
                     2008   2007   2006
                    -----   ----   ----
Net income (loss)   $(261)  $971   $299
Dividends to LNC      400    770    568

The decline in statutory net income in 2008 from that of 2007 was primarily due to a significant increase in realized losses on investments combined with reserve strain due to deteriorating market conditions throughout 2008.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. Specifically, these are the use of a more conservative valuation interest rate on certain annuities as of December 31, 2008 and 2007, the use of less conservative mortality tables on certain life insurance products as of December 31, 2008, and a less conservative standard in determining the admitted amount of deferred tax assets as of December 31, 2008. The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                            AS OF DECEMBER 31,
                                            ------------------
                                                2008   2007
                                                ----   ----
Calculation of reserves using the Indiana
   universal life method                        $289   $246
Calculation of reserves using
   continuous CARVM                              (10)   (10)
Conservative valuation rate on certain
   variable annuities                            (12)   (14)
Less conservative mortality tables on
   certain life insurance products                16     --
Less conservative standard in determining
   the amount of deferred tax assets             298     --

A new statutory reserving standard (commonly called "VACARVM") has been developed by the NAIC replacing current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs. The effective date for VACARVM is December 31, 2009. Based upon the level of variable annuity account values as of December 31, 2008, we estimate that VACARVM would have decreased our statutory capital by $125 to $175 million. The actual impact of the adoption will be dependent upon account values and conditions that exist as of December 31, 2009. We plan to utilize existing affiliate reinsurance structures, as well as pursue additional third-party reinsurance arrangements, to lessen any negative impact on statutory capital and dividend capacity. However, additional statutory reserves could lead to lower risk-based capital ("RBC") ratios and potentially reduce future dividend capacity from our insurance subsidiaries.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and the payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC within the statutory limitations without prior approval of the Indiana Insurance Commissioner (the "Commissioner"). The current statutory limitation is the greater of 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous twelve months. If a proposed dividend, along with all other dividends paid within the preceding twelve consecutive months exceeds the statutory limitation, LNL must receive prior approval of the Commissioner to pay such dividend. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNC is also the holder of surplus notes issued by LNL. The payment of principal and interest on the surplus notes to LNC must be approved by the Commissioner as well. LLANY is subject to similar, but not identical, regulatory restrictions as LNL with regard to the transfer of funds and the payment of dividends. We expect we could pay dividends of approximately $500 million in 2009 without prior approval from the respective insurance commissioners. However, if current conditions do not improve we believe this dividend capacity will decline.

22. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                  AS OF DECEMBER 31,
                                                                      -----------------------------------------
                                                                              2008                  2007
                                                                      -------------------   -------------------
                                                                      CARRYING     FAIR     CARRYING     FAIR
                                                                        VALUE      VALUE      VALUE      VALUE
                                                                      --------   --------   --------   --------
ASSETS
Available-for-sale securities:
   Fixed maturities                                                   $ 46,489   $ 46,489   $ 53,405   $ 53,405
   Equity                                                                  139        139        134        134
Trading securities                                                       2,189      2,189      2,533      2,533
Mortgage loans on real estate                                            7,396      7,116      7,117      7,291
Derivative instruments                                                      60         60        172        172
Other investments                                                          948        948        986        986
Cash and invested cash                                                   2,594      2,594      1,395      1,395
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts                    (252)      (252)      (619)      (619)
   Embedded derivative instruments -- living benefits (liabilities)
      contra liabilities                                                (2,904)    (2,904)      (229)      (229)
Other contract holder funds:
   Account value of certain investment contracts                       (21,893)   (22,338)   (21,173)   (20,515)
Reinsurance related derivative assets (liabilities)                        167        167       (102)      (102)
Short-term debt                                                             (4)        (4)      (173)      (173)
Long-term debt                                                          (2,080)    (1,503)    (1,675)    (1,569)
OFF-BALANCE-SHEET
Guarantees                                                                  --         (1)        --         (2)

See Note 1 for discussion of the methodologies and assumptions used to determine the fair value of financial instruments carried at fair value. The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price, or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Consolidated Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Consolidated Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair value of the investment contracts is based on their approximate surrender value at the balance sheet date. The fair value for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations at the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate at the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

See "Summary of Significant Accounting Policies" in Note 1 and "SFAS 157 - FAIR VALUE MEASUREMENTS" in Note 2 for discussions of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the SFAS 157 fair value hierarchy levels described in Note 2:

                                                                                 AS OF DECEMBER 31, 2008
                                                                    -------------------------------------------------
                                                                      QUOTED
                                                                      PRICES
                                                                    IN ACTIVE
                                                                     MARKETS
                                                                       FOR      SIGNIFICANT    SIGNIFICANT
                                                                    IDENTICAL    OBSERVABLE   UNOBSERVABLE     TOTAL
                                                                      ASSETS       INPUTS        INPUTS        FAIR
                                                                    (LEVEL 1)    (LEVEL 2)      (LEVEL 3)      VALUE
                                                                    ---------   -----------   ------------   --------
ASSETS
Investments:
   Available-for-sale securities:
      Fixed maturities                                                 $220      $ 42,977        $ 3,292     $ 46,489
      Equity                                                             41             5             93          139
   Trading securities                                                     2         2,110             77        2,189
   Derivative instruments                                                --           (18)            78           60
Cash and invested cash                                                   --         2,594             --        2,594
Separate account assets                                                  --        55,655             --       55,655
Reinsurance related derivative assets                                    --           167             --          167
                                                                       ----      --------        -------     --------
         Total assets                                                  $263      $103,490        $ 3,540     $107,293
                                                                       ====      ========        =======     ========
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts                 $ --      $     --        $  (252)    $   (252)
   Embedded derivative instruments -- living benefits liabilities        --            --         (2,904)      (2,904)
                                                                       ----      --------        -------     --------
         Total liabilities                                             $ --      $     --        $(3,156)    $ (3,156)
                                                                       ====      ========        =======     ========

We did not have any assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2008.

The following table summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This information excludes any impact of amortization on DAC, VOBA, DSI and DFEL. When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Certain securities trade in less liquid or illiquid markets with limited or no pricing information, and the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components (that is, components that are actively quoted or can be validated to market-based sources). The gains and losses in the table below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                                 FOR THE YEAR ENDED DECEMBER 31, 2008
                                                                   ---------------------------------------------------------------
                                                                                                     SALES,
                                                                                ITEMS              ISSUANCES,   TRANSFERS
                                                                              INCLUDED    GAINS    MATURITIES,    IN OR
                                                                   BEGINNING     IN     (LOSSES)  SETTLEMENTS,    OUT OF    ENDING
                                                                      FAIR       NET       IN        CALLS,      LEVEL 3,    FAIR
                                                                     VALUE     INCOME      OCI         NET        NET(1)    VALUE
                                                                   ---------  --------  --------  ------------  ---------  -------
Investments:
   Available-for-sale securities:
      Fixed maturities                                              $4,325     $  (170)  $(1,199)     $  52        $284    $ 3,292
      Equity                                                            54         (30)      (17)        86          --         93
   Trading securities                                                  107         (28)       --        (13)         11         77
   Derivative instruments                                              195        (237)       29         91          --         78
Future contract benefits:
   Remaining guaranteed interest and similar contracts                (389)         37        --        100          --       (252)
   Embedded derivative instruments -- living benefits liabilities     (279)     (2,476)       --       (149)         --     (2,904)
                                                                    ------     -------   -------      -----        ----    -------
         Total, net                                                 $4,013     $(2,904)  $(1,187)     $ 167        $295    $   384
                                                                    ======     =======   =======      =====        ====    =======

----------
(1) Transfers in or out of Level 3 for available-for-sale and trading securities are displayed at amortized cost at the beginning of the period. For available-for-sale and trading securities, the difference between beginning of period amortized cost and beginning of period fair value was included in OCI and earnings, respectively, in prior periods.

The following table provides the components of the items included in net income, excluding any impact of amortization on DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported in the table above:

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2008
                                                            ------------------------------------------------------------------
                                                                                             GAINS
                                                                                            (LOSSES)
                                                                                             FROM
                                                                                OTHER-       SALES,       UNREALIZED
                                                            (AMORTIZATION)      THAN-      MATURITIES,     HOLDING
                                                              ACCRETION,      TEMPORARY   SETTLEMENTS,      GAINS
                                                                 NET         IMPAIRMENT      CALLS       (LOSSES)(3)    TOTAL
                                                            --------------   ----------   ------------   -----------   -------
Investments:
   Available-for-sale securities:
      Fixed maturities(1)                                         $ 2           $(168)       $  (4)        $    --     $  (170)
      Equity                                                       --             (31)           1              --         (30)
   Trading securities(1)                                            2              (7)          --             (23)        (28)
   Derivative instruments(2)                                       --              --         (108)           (129)       (237)
Future contract benefits:
   Remaining guaranteed interest and similar contracts(2)          --              --           14              23          37
   Embedded derivative instruments -- living benefits
      liabilities(2)                                               --              --            8          (2,484)     (2,476)
                                                                  ---           -----        -----         -------     -------
         Total, net                                               $ 4           $(206)       $ (89)        $(2,613)    $(2,904)
                                                                  ===           =====        =====         =======     =======

----------
(1) Amortization and accretion, net and unrealized holding losses are included in net investment income on our Consolidated Statements of Income. All other amounts are included in realized loss on our Consolidated Statements of Income.

(2) All amounts are included in realized loss on our Consolidated Statements of Income.

(3) This change in unrealized gains or losses relates to assets and liabilities that we still held as of December 31, 2008.

The fair value of available-for-sale fixed maturity securities (in millions) classified within Level 3 of the fair value hierarchy was as follows:

                                        AS OF DECEMBER 31, 2008
                                        -----------------------
                                           FAIR    % OF TOTAL
                                           VALUE   FAIR VALUE
                                          ------   ----------
Corporate bonds                           $2,180      66.4%
Asset-backed securities                      261       7.9%
Commercial mortgage-backed securities        238       7.2%
Collateralized mortgage obligations          157       4.8%
Mortgage pass-through securities              21       0.5%
Municipals                                   106       3.2%
Government and government agencies           235       7.1%
Redeemable preferred stock                    94       2.9%
                                          ------     -----
   Total available-for-sale fixed
      maturity securities                 $3,292     100.0%
                                          ======     =====

                                        AS OF DECEMBER 31, 2007
                                        -----------------------
                                           FAIR    % OF TOTAL
                                           VALUE   FAIR VALUE
                                          ------   ----------
Corporate bonds                           $2,099      48.5%
Asset-backed securities                    1,097      25.4%
Commercial mortgage-backed securities        382       8.8%
Collateralized mortgage obligations          295       6.8%
Mortgage pass-through securities              31       0.7%
Municipals                                   132       3.1%
Government and government agencies           258       6.0%
Redeemable preferred stock                    31       0.7%
                                          ------     -----
   Total available-for-sale fixed
      maturity securities                 $4,325     100.0%
                                          ======     =====

23. SEGMENT INFORMATION

On July 21, 2008, we announced the realignment of our segments under our former Employer Markets and Individual Markets operating businesses into two new operating businesses - Retirement Solutions and Insurance Solutions. We believe the new structure more closely aligns with consumer needs and should lead to more coordinated product development and greater effectiveness across the enterprise. The segment changes are in accordance with the provisions of SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," and reflect the manner in which we are organized for purposes of making operating decisions and assessing performance. Accordingly, we have restated results from prior periods in a consistent manner with our realigned segments.

Under our newly realigned segments, we report the results of the Executive Benefits business, which as of June 30, 2008, was part of the Retirement Products segment, in the Life Insurance segment. We do not view these changes to our segment reporting as material to our consolidated financial statements.

We provide products and services in two operating businesses: Retirement Solutions and Insurance Solutions, and report results through four business segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Retirement Solutions - Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Solutions - Defined Contribution segment provides employer-sponsored variable and fixed annuities and mutual-fund based programs in the 401(k), 403(b) and 457 marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Insurance Solutions - Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Insurance Solutions - Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital and other corporate investments, benefit plan net assets, the unamortized deferred gain on indemnity reinsurance, which was sold to Swiss Re in 2001, external debt and business sold through reinsurance. Other Operations also includes the Institutional Pension business, which was previously reported in Employer Markets - Retirement Products prior to our segment realignment. The Institutional Pension business is a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off.

Beginning with the quarter ended June 30, 2008, we changed our definitions of segment operating revenues and income from operations to better reflect: the underlying economics of our variable and indexed annuities that employ derivative instruments to hedge policy benefits; and the manner in which management evaluates that business. Our change in the definition of income from operations is primarily the result of our adoption of SFAS 157 during the first quarter of 2008 (see Note 2). Under the fair value measurement provisions of SFAS 157, we are required to measure the fair value of these annuities from an "exit price" perspective, (i.e., the exchange price between market participants to transfer the liability). We, therefore, must include margins that a market participant buyer would require as well as a factor for non-performance risk related to our credit quality. We do not believe that these factors relate to the economics of the underlying business and do not reflect the manner in which management evaluates the business. The items that are now excluded from our operating results that were previously included are as follows: GLB net derivatives results; indexed annuity forward-starting option; and GDB derivatives results. For more information regarding this change, see LNC's current report on Form 8-K dated July 16, 2008.

We continue to exclude the effects of any realized loss on investments from segment operating revenues and income from operations as we believe that such items are not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

We believe that our new definitions of operating revenues and income (loss) from operations will provide investors with a more valuable measure of our performance because it better reveals trends in our business.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized loss"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of related trading securities;

     - Change in the fair value of the embedded derivatives of our GLBs within our variable annuities net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative;

     - Net difference between the benefit ratio unlocking of SOP 03-1 reserves on our GDB riders within our variable annuities and the change in the fair value of the derivatives excluding our expected cost of purchasing the hedging instruments; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133 and 157.

- Income (loss) from the initial adoption of changes in accounting principles;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

- Revenue adjustments from the initial impact of the adoption of changes in accounting principles.

Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                       ------------------------
                                                        2008     2007     2006
                                                       ------   ------   ------
REVENUES
Operating revenues:
   Retirement Solutions:
      Annuities                                        $2,191   $2,277   $1,878
      Defined Contribution                                913      968      981
                                                       ------   ------   ------
         Total Retirement Solutions                     3,104    3,245    2,859
                                                       ------   ------   ------
   Insurance Solutions:
      Life Insurance                                    3,994    3,963    3,394
      Group Protection                                  1,640    1,500    1,032
                                                       ------   ------   ------
         Total Insurance Solutions                      5,634    5,463    4,426
                                                       ------   ------   ------
   Other Operations                                       435      474      466
Excluded realized gain (loss), pre-tax                   (868)    (137)     (43)
Amortization of deferred gain arising from reserve
   changes on business sold through reinsurance,
   pre-tax                                                  3        9        1
                                                       ------   ------   ------
      Total revenues                                   $8,308   $9,054   $7,709
                                                       ======   ======   ======

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       -----------------------
                                                        2008    2007     2006
                                                       -----   ------   ------
NET INCOME
Income (loss) from operations:
   Retirement Solutions:
      Annuities                                        $ 154   $  418   $  350
      Defined Contribution                               117      171      198
                                                       -----   ------   ------
         Total Retirement Solutions                      271      589      548
                                                       -----   ------   ------
   Insurance Solutions:
      Life Insurance                                     489      666      506
      Group Protection                                   104      114       99
                                                       -----   ------   ------
         Total Insurance Solutions                       593      780      605
                                                       -----   ------   ------
   Other Operations                                      (47)     (34)      35
Excluded realized gain (loss), after-tax                (565)     (89)     (28)
Income (loss) from reserve changes (net of related
   amortization) on business sold through reinsurance,
   after-tax                                               2       (7)       1
                                                       -----   ------   ------
      Net income                                       $ 254   $1,239   $1,161
                                                       =====   ======   ======

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                       ------------------------
                                                        2008     2007     2006
                                                       ------   ------   ------
NET INVESTMENT INCOME
Retirement Solutions:
   Annuities                                           $  958   $1,022   $  971
   Defined Contribution                                   695      708      738
                                                       ------   ------   ------
      Total Retirement Solutions                        1,653    1,730    1,709
                                                       ------   ------   ------
Insurance Solutions:
   Life Insurance                                       1,867    1,975    1,676
   Group Protection                                       117      115       80
                                                       ------   ------   ------
      Total Insurance Solutions                         1,984    2,090    1,756
                                                       ------   ------   ------
Other Operations                                          338      361      340
                                                       ------   ------   ------
         Total net investment income                   $3,975   $4,181   $3,805
                                                       ======   ======   ======

                                                        FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                       --------------------
                                                        2008    2007   2006
                                                       ------   ----   ----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Retirement Solutions:
   Annuities                                           $  721   $373   $301
   Defined Contribution                                   130     93     74
                                                       ------   ----   ----
         Total Retirement Solutions                       851    466    375
                                                       ------   ----   ----
Insurance Solutions:
   Life Insurance                                         519    486    446
   Group Protection                                        36     31     16
                                                       ------   ----   ----
         Total Insurance Solutions                        555    517    462
                                                       ------   ----   ----
Other Operations                                           --     --      1
                                                       ------   ----   ----
            Total amortization of DAC and VOBA, net
               of interest                             $1,406   $983   $838
                                                       ======   ====   ====

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                       -------------------
                                                        2008   2007   2006
                                                       -----   ----   ----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Retirement Solutions:
   Annuities                                           $ (76)  $123   $ 61
   Defined Contribution                                   26     66     76
                                                       -----   ----   ----
      Total Retirement Solutions                         (50)   189    137
                                                       -----   ----   ----
Insurance Solutions:
   Life Insurance                                        240    338    253
   Group Protection                                       56     61     53
                                                       -----   ----   ----
      Total Insurance Solutions                          296    399    306
                                                       -----   ----   ----
Other Operations                                         (11)   (33)    33
Realized loss                                           (304)   (47)   (16)
Amortization of deferred gain on indemnity reinsurance
   related to reserve developments                         1     (4)    --
                                                       -----   ----   ----
         Total federal income tax expense (benefit)    $ (68)  $504   $460
                                                       =====   ====   ====

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2008       2007
                                   --------   --------
ASSETS
Retirement Solutions:
   Annuities                       $ 65,206   $ 81,112
   Defined Contribution              22,930     30,180
                                   --------   --------
      Total Retirement Solutions     88,136    111,292
                                   --------   --------
Insurance Solutions:
   Life Insurance                    46,588     45,867
   Group Protection                   2,482      1,471
                                   --------   --------
      Total Insurance Solutions      49,070     47,338
                                   --------   --------
Other Operations                     10,845     15,696
                                   --------   --------
   Total                           $148,051   $174,326
                                   ========   ========

24. SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following summarizes our supplemental cash flow data (in millions):

                                                                            FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                        --------------------------
                                                                         2008     2007      2006
                                                                        -----   -------   --------
Interest paid                                                           $  81   $   104   $     85
Income taxes paid (received)                                              (23)      194        310
Significant non-cash investing and financing transactions:
   Business combinations:
      Fair value of assets acquired (includes cash and invested cash)   $  --   $    41   $ 37,356
      Fair value of liabilities assumed                                    --       (50)   (30,424)
                                                                        -----   -------   --------
         Total purchase price                                           $  --   $    (9)  $  6,932
                                                                        =====   =======   ========
   Dividend of FPP:
      Carrying value of assets (includes cash and invested cash)        $  --   $ 2,772   $     --
      Carrying value of liabilities                                        --    (2,280)        --
                                                                        -----   -------   --------
         Total dividend of FPP                                          $  --   $   492   $     --
                                                                        -----   -------   --------
   Reinsurance ceded to LNBAR:
      Carrying value of assets                                          $ 360   $    --   $     --
      Carrying value of liabilities                                      (360)       --         --
                                                                        -----   -------   --------
         Total reinsurance ceded to LNBAR                               $  --   $    --   $     --
                                                                        =====   =======   ========

25. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                                                            AS OF DECEMBER 31,
                                                                            ------------------
                                                                               2008     2007
                                                                              ------   ------
Assets with affiliates:
   Corporate bonds(1)                                                         $  115   $  221
   Reinsurance on ceded reinsurance contracts(2)                                 152      109
   Cash management agreement investment(3)                                       478      420
   Service agreement receivable(3)                                               (13)      (9)
Liabilities with affiliates:
   Reinsurance future contract benefits on ceded reinsurance contracts(4)      4,688    1,257
   Inter-company short-term debt(5)                                                4      173
   Inter-company long-term debt(6)                                             1,841    1,688

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                           ---------------------
                                                            2008    2007    2006
                                                           -----   -----   -----
Revenues with affiliates:
Premiums paid on ceded reinsurance contracts(7)            $(222)  $(308)  $(234)
   Net investment income on cash management agreement(8)      11      28      14
   Fees for management of general account(8)                 (65)    (62)    (57)
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits on ceded
      reinsurance contracts(9)                              (655)   (337)     16
   Service agreement payments(10)                            100      99      59
   Transfer pricing arrangement(10)                          (32)    (38)    (36)
   Interest expense on inter-company debt(11)                 83      82      82

----------
(1) Reported in fixed maturity available-for-sale securities on our Consolidated Balance Sheets.

(2) Reported in reinsurance related derivative assets (liability) on our Consolidated Balance Sheets.

(3)  Reported in other assets on our Consolidated Balance Sheets.

(4)  Reported in future contract benefits on our Consolidated Balance Sheets.

(5)  Reported in short-term debt on our Consolidated Balance Sheets.

(6)  Reported in long-term debt on our Consolidated Balance Sheets.

(7)  Reported in insurance premiums on our Consolidated Statements of Income.

(8)  Reported in net investment income on our Consolidated Statement of Income.

(9)  Reported in benefits on our Consolidated Statements of Income.

(10) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

(11) Reported in interest and debt expense on our Consolidated Statements of Income.

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics that take into account the liabilities being supported.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of its surplus, in both cases, as of its most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force, and sales.

TRANSFER PRICING ARRANGEMENT

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH"), a wholly owned subsidiary of LNC, related to the wholesaling of DMH's investment products.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

DMH is responsible for the management of our general account investments.

CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede and accept reinsurance from affiliated companies. We cede certain Guaranteed Benefit risks (including certain GDB and GWB benefits) to Lincoln National Reinsurance Company (Barbados) Ltd. ("LNR Barbados"). We also cede reserves related to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines.

As discussed in Note 6, we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.7 billion and $1.4 billion at December 31, 2008 and 2007, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

                     LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                            CONTRACT                       CONTRACT      GUARANTEE
                                                           PURCHASES                     REDEMPTIONS      CHARGES
                                                            DUE FROM                        DUE TO       PAYABLE TO
                                                          THE LINCOLN                    THE LINCOLN    THE LINCOLN
                                                         NATIONAL LIFE                  NATIONAL LIFE  NATIONAL LIFE
                                                           INSURANCE                      INSURANCE     INSURANCE
SUBACCOUNT                                 INVESTMENTS      COMPANY      TOTAL ASSETS      COMPANY       COMPANY        NET ASSETS
---------------------------------------  --------------  -------------  --------------  -------------  -------------  --------------
AIM V.I. Capital Appreciation            $    3,357,912     $    315    $    3,358,227     $     --       $   132     $    3,358,095
AIM V.I. Capital Appreciation Class II        1,996,367           --         1,996,367           --            87          1,996,280
AIM V.I. Core Equity                         11,146,909       10,291        11,157,200           --           443         11,156,757
AIM V.I. Core Equity Class II                 3,811,000       17,374         3,828,374           --           160          3,828,214
AIM V.I. International Growth                 4,158,904           --         4,158,904            6           168          4,158,730
AIM V.I. International Growth Class II        3,645,908           --         3,645,908        6,024           157          3,639,727
ABVPSF Global Technology Class B             16,996,589           --        16,996,589       10,268           777         16,985,544
ABVPSF Growth and Income Class B            128,506,302           --       128,506,302        2,675         5,632        128,497,995
ABVPSF International Value Class B           87,858,313       31,491        87,889,804           --         3,934         87,885,870
ABVPSF Large Cap Growth Class B              13,536,831           --        13,536,831          128           579         13,536,124
ABVPSF Small/Mid Cap Value Class B           85,029,974           --        85,029,974      131,551         3,755         84,894,668
American Century VP Inflation
   Protection Class 2                       237,224,978           --       237,224,978      128,198        11,070        237,085,710
American Funds Global Growth Class 2        216,962,962       14,452       216,977,414           --         9,831        216,967,583
American Funds Global Small
   Capitalization Class 2                   174,216,948      199,682       174,416,630           --         7,598        174,409,032
American Funds Growth Class 2             1,096,584,189           --     1,096,584,189       89,787        49,606      1,096,444,796
American Funds Growth-Income Class 2      1,214,105,082           --     1,214,105,082       95,058        54,340      1,213,955,684
American Funds International Class 2        568,187,704           --       568,187,704      211,363        25,901        567,950,440
Delaware VIPT Capital Reserves Service
   Class                                     81,304,180       88,020        81,392,200           --         3,344         81,388,856
Delaware VIPT Diversified Income
   Service Class                            383,751,231           --       383,751,231      489,686        17,889        383,243,656
Delaware VIPT Emerging Markets
   Service Class                            141,195,119           --       141,195,119      150,728         6,500        141,037,891
Delaware VIPT High Yield                      8,034,580           --         8,034,580          113           310          8,034,157
Delaware VIPT High Yield Service Class      165,603,794      903,352       166,507,146           --         7,562        166,499,584
Delaware VIPT International Value
   Equity                                       423,351           --           423,351           --            16            423,335
Delaware VIPT REIT                            5,882,054           --         5,882,054           17           222          5,881,815
Delaware VIPT REIT Service Class             97,628,352           --        97,628,352       16,995         4,223         97,607,134
Delaware VIPT Small Cap Value                 9,652,264           --         9,652,264           15           364          9,651,885
Delaware VIPT Small Cap Value Service
   Class                                    230,227,431       50,754       230,278,185           --        10,412        230,267,773
Delaware VIPT Trend                           7,012,292           --         7,012,292        1,363           266          7,010,663
Delaware VIPT Trend Service Class            52,014,774           --        52,014,774        8,658         2,276         52,003,840
Delaware VIPT U.S. Growth Service Class      21,250,864           --        21,250,864       20,645           879         21,229,340
Delaware VIPT Value                           6,353,437           --         6,353,437        1,040           245          6,352,152
Delaware VIPT Value Service Class            93,097,869           --        93,097,869      460,903         4,223         92,632,743
DWS VIP Equity 500 Index                     24,171,883           --        24,171,883          796         1,002         24,170,085
DWS VIP Equity 500 Index Service Class       29,394,402           --        29,394,402        1,345         1,325         29,391,732
DWS VIP Small Cap Index                       6,804,470           --         6,804,470           90           287          6,804,093
DWS VIP Small Cap Index Service Class        18,441,657           --        18,441,657       10,703           796         18,430,158
Fidelity VIP Contrafund Service Class 2     500,114,395      190,295       500,304,690           --        22,629        500,282,061
Fidelity VIP Equity-Income                    7,636,644           --         7,636,644       10,982           290          7,625,372
Fidelity VIP Equity-Income Service
   Class 2                                   47,477,240           --        47,477,240        7,573         2,054         47,467,613
Fidelity VIP Growth                           5,289,525           --         5,289,525        1,237           202          5,288,086
Fidelity VIP Growth Service Class 2          46,923,182           --        46,923,182       23,430         2,138         46,897,614
Fidelity VIP Mid Cap Service Class 2        211,977,130       99,667       212,076,797           --         9,753        212,067,044
Fidelity VIP Overseas                         2,693,470           --         2,693,470           11           103          2,693,356
Fidelity VIP Overseas Service Class 2        72,050,111           --        72,050,111       30,664         3,228         72,016,219
FTVIPT Franklin Income Securities
   Class 2                                  358,864,287      125,243       358,989,530           --        16,650        358,972,880
FTVIPT Franklin Small-Mid Cap Growth
   Securities Class 2                        60,989,875       20,072        61,009,947           --         2,715         61,007,232
FTVIPT Mutual Shares Securities Class 2     228,786,260      501,177       229,287,437           --         9,697        229,277,740

See accompanying notes.

                                                                                                    MORTALITY &
                                                                                                      EXPENSE
                                                          CONTRACT                     CONTRACT      GUARANTEE
                                                         PURCHASES                   REDEMPTIONS      CHARGES
                                                          DUE FROM                      DUE TO       PAYABLE TO
                                                        THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                       NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                         INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
---------------------------------------  ------------  -------------  ------------  -------------  -------------   -----------
FTVIPT Templeton Global Income
   Securities Class 2                    $398,066,469     $499,417    $398,565,886    $       --      $18,222     $398,547,664
FTVIPT Templeton Growth
   Securities Class 2                      83,664,864          474      83,665,338            --        3,812       83,661,526
Goldman Sachs VIT Growth & Income
   Service Class                               39,031           --          39,031            --            2           39,029
Janus Aspen Series Balanced Service
   Shares                                  24,900,340        8,710      24,909,050            --        1,069       24,907,981
Janus Aspen Series Mid Cap Growth
   Service Shares                           7,128,299           --       7,128,299           131          306        7,127,862
Janus Aspen Series Worldwide Growth
   Service Shares                           1,809,609           --       1,809,609            --           77        1,809,532
Lincoln VIPT Baron Growth Opportunities
   Service Class                           41,549,881           --      41,549,881       127,702        1,889       41,420,290
Lincoln VIPT Capital Growth Service
   Class                                    7,668,473       52,581       7,721,054            --          234        7,720,820
Lincoln VIPT Cohen & Steers Global
   Real Estate Service Class               39,027,129           --      39,027,129       104,876        1,775       38,920,478
Lincoln VIPT Columbia Value
   Opportunities Service Class              3,824,214       32,978       3,857,192            --          170        3,857,022
Lincoln VIPT Delaware Bond                224,947,292           --     224,947,292       234,026        9,963      224,703,303
Lincoln VIPT Delaware Bond Service
   Class                                  590,440,334      286,284     590,726,618            --       26,397      590,700,221
Lincoln VIPT Delaware Growth and Income
   Service Class                           18,014,409           --      18,014,409       318,266          803       17,695,340
Lincoln VIPT Delaware Social Awareness     12,931,146           --      12,931,146           202          559       12,930,385
Lincoln VIPT Delaware Social Awareness
   Service Class                           42,927,639           --      42,927,639        14,773        1,873       42,910,993
Lincoln VIPT Delaware Special
   Opportunities Service Class              8,284,223       22,687       8,306,910            --          368        8,306,542
Lincoln VIPT FI Equity-Income Service
   Class                                   21,692,614        1,326      21,693,940            --          985       21,692,955
Lincoln VIPT Janus Capital Appreciation     2,443,524           --       2,443,524            14          109        2,443,401
Lincoln VIPT Janus Capital Appreciation
   Service Class                           24,874,567           --      24,874,567        16,903        1,158       24,856,506
Lincoln VIPT Marsico International
   Growth Service Class                    23,015,936        4,191      23,020,127            --        1,085       23,019,042
Lincoln VIPT MFS Value Service Class       81,535,290           --      81,535,290        32,853        3,077       81,499,360
Lincoln VIPT Mid-Cap Value Service
   Class                                   13,004,745       17,777      13,022,522            --          580       13,021,942
Lincoln VIPT Mondrian International
   Value                                   28,631,389           --      28,631,389       280,759        1,271       28,349,359
Lincoln VIPT Mondrian International
   Value Service Class                    105,146,702           --     105,146,702         6,214        4,692      105,135,796
Lincoln VIPT Money Market                 178,784,205           --     178,784,205       179,250        7,888      178,597,067
Lincoln VIPT Money Market Service Class   621,949,043           --     621,949,043     2,817,790       29,297      619,101,956
Lincoln VIPT SSgA Bond Index Service
   Class                                  125,806,904      723,560     126,530,464            --        6,105      126,524,359
Lincoln VIPT SSgA Developed
   International 150 Service Class         16,997,592      125,235      17,122,827            --          813       17,122,014
Lincoln VIPT SSgA Emerging Markets 100
   Service Class                           14,088,787       91,739      14,180,526            --          678       14,179,848
Lincoln VIPT SSgA International Index
   Service Class                           21,958,252      275,373      22,233,625            --        1,036       22,232,589
Lincoln VIPT SSgA Large Cap 100 Service
   Class                                   32,791,447      212,334      33,003,781            --        1,560       33,002,221
Lincoln VIPT SSgA S&P 500 Index               496,710           --         496,710             2           19          496,689
Lincoln VIPT SSgA S&P 500 Index Service
   Class                                   64,455,019      445,203      64,900,222            --        3,065       64,897,157
Lincoln VIPT SSgA Small-Cap Index
   Service Class                           23,663,226      135,850      23,799,076            --        1,075       23,798,001

See accompanying notes.

                                                                                                    MORTALITY &
                                                                                                      EXPENSE
                                                          CONTRACT                     CONTRACT      GUARANTEE
                                                         PURCHASES                   REDEMPTIONS      CHARGES
                                                          DUE FROM                      DUE TO       PAYABLE TO
                                                        THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                       NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                         INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
---------------------------------------  ------------  -------------  ------------  -------------  -------------  ------------
Lincoln VIPT SSgA Small-Mid Cap 200
   Service Class                         $  9,924,558     $ 75,417    $  9,999,975     $     --       $   458     $  9,999,517
Lincoln VIPT T. Rowe Price Growth Stock
   Service Class                           10,040,418           --      10,040,418       21,775           461       10,018,182
Lincoln VIPT T. Rowe Price Structured
   Mid-Cap Growth                           1,390,208           --       1,390,208           14            61        1,390,133
Lincoln VIPT T. Rowe Price Structured
   Mid-Cap Growth Service Class            13,818,458           --      13,818,458          168           627       13,817,663
Lincoln VIPT Templeton Growth Service
   Class                                   67,579,428      180,036      67,759,464           --         3,109       67,756,355
Lincoln VIPT Turner Mid-Cap Growth
   Service Class                           10,259,759           --      10,259,759        6,599           476       10,252,684
Lincoln VIPT UBS Global Asset
   Allocation                              15,330,941           --      15,330,941          512           711       15,329,718
Lincoln VIPT UBS Global Asset
   Allocation Service Class                42,307,096           --      42,307,096      382,630         2,013       41,922,453
Lincoln VIPT Wilshire 2010 Profile
   Service Class                            5,875,450           --       5,875,450           --           274        5,875,176
Lincoln VIPT Wilshire 2020 Profile
   Service Class                            9,485,155           --       9,485,155           --           435        9,484,720
Lincoln VIPT Wilshire 2030 Profile
   Service Class                            4,561,919           --       4,561,919           --           208        4,561,711
Lincoln VIPT Wilshire 2040 Profile
   Service Class                            3,326,470           --       3,326,470           --           170        3,326,300
Lincoln VIPT Wilshire Aggressive
   Profile Service Class                   71,146,662           --      71,146,662      851,906         3,343       70,291,413
Lincoln VIPT Wilshire Conservative
   Profile Service Class                  199,567,995           --     199,567,995      360,473         9,480      199,198,042
Lincoln VIPT Wilshire Moderate Profile
   Service Class                          654,005,375       33,893     654,039,268           --        31,455      654,007,813
Lincoln VIPT Wilshire Moderately
   Aggressive Profile Service Class       409,506,217           --     409,506,217      876,896        19,170      408,610,151
Lord Abbett All Value Class VC                 32,466           --          32,466           --             1           32,465
MFS VIT Core Equity Service Class           3,042,488           --       3,042,488           --           136        3,042,352
MFS VIT Growth                              3,067,402           --       3,067,402          762           118        3,066,522
MFS VIT Growth Service Class                6,032,769        6,017       6,038,786           --           261        6,038,525
MFS VIT Total Return                       17,290,258           --      17,290,258        1,020           668       17,288,570
MFS VIT Total Return Service Class        256,691,217           --     256,691,217      135,282        11,690      256,544,245
MFS VIT Utilities                          15,768,762           --      15,768,762        1,000           601       15,767,161
MFS VIT Utilities Service Class           159,238,310           --     159,238,310      105,381         7,067      159,125,862
NB AMT Mid-Cap Growth                      51,366,953           --      51,366,953          107         2,283       51,364,563
NB AMT Regency                             52,217,842           --      52,217,842       20,048         2,287       52,195,507
Oppenheimer Global Securities Service
   Class                                       10,166           --          10,166           --            --           10,166
Putnam VT Growth & Income Class IB          2,633,844           --       2,633,844            4           114        2,633,726
Putnam VT Health Sciences Class IB          5,001,055        5,773       5,006,828           --           206        5,006,622
Van Kampen Capital Growth Class II              8,735           --           8,735           --            --            8,735

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008

                                                               DIVIDENDS
                                                                  FROM       MORTALITY AND         NET
                                                               INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                                       INCOME    GUARANTEE CHARGES  INCOME (LOSS)
------------------------------------------------------------  -----------  -----------------  -------------
AIM V.I. Capital Appreciation                                 $        --    $    (81,216)    $    (81,216)
AIM V.I. Capital Appreciation Class II                                 --         (49,449)         (49,449)
AIM V.I. Core Equity                                              322,928        (243,919)          79,009
AIM V.I. Core Equity Class II                                      94,107         (84,447)           9,660
AIM V.I. International Growth                                      32,686        (102,330)         (69,644)
AIM V.I. International Growth Class II                             23,785         (90,299)         (66,514)
ABVPSF Global Technology Class B                                       --        (433,902)        (433,902)
ABVPSF Growth and Income Class B                                3,206,319      (2,963,714)         242,605
ABVPSF International Value Class B                              1,197,744      (2,340,300)      (1,142,556)
ABVPSF Large Cap Growth Class B                                        --        (335,810)        (335,810)
ABVPSF Small/Mid Cap Value Class B                                446,335      (1,762,966)      (1,316,631)
American Century VP Inflation Protection Class 2               10,051,375      (3,622,738)       6,428,637
American Funds Global Growth Class 2                            5,407,365      (4,583,848)         823,517
American Funds Global Small Capitalization Class 2                     --      (4,578,073)      (4,578,073)
American Funds Growth Class 2                                  13,263,096     (25,673,758)     (12,410,662)
American Funds Growth-Income Class 2                           28,817,893     (26,587,151)       2,230,742
American Funds International Class 2                           15,745,118     (13,024,359)       2,720,759
Delaware VIPT Capital Reserves Service Class                    1,586,159        (594,311)         991,848
Delaware VIPT Diversified Income Service Class                 13,532,467      (6,462,740)       7,069,727
Delaware VIPT Emerging Markets Service Class                    2,786,199      (3,718,682)        (932,483)
Delaware VIPT High Yield                                          818,549        (142,282)         676,267
Delaware VIPT High Yield Service Class                         14,922,224      (3,102,792)      11,819,432
Delaware VIPT International Value Equity                           29,892         (14,263)          15,629
Delaware VIPT REIT                                                266,501        (147,739)         118,762
Delaware VIPT REIT Service Class                                3,302,498      (2,550,122)         752,376
Delaware VIPT Small Cap Value                                     125,686        (213,638)         (87,952)
Delaware VIPT Small Cap Value Service Class                     1,346,582      (4,939,729)      (3,593,147)
Delaware VIPT Trend                                                    --        (181,938)        (181,938)
Delaware VIPT Trend Service Class                                      --      (1,395,683)      (1,395,683)
Delaware VIPT U.S. Growth Service Class                                --        (470,758)        (470,758)
Delaware VIPT Value                                               328,406        (147,957)         180,449
Delaware VIPT Value Service Class                               3,140,262      (2,049,428)       1,090,834
DWS VIP Equity 500 Index                                          965,528        (580,751)         384,777
DWS VIP Equity 500 Index Service Class                            800,811        (625,722)         175,089
DWS VIP Small Cap Index                                           166,847        (159,544)           7,303
DWS VIP Small Cap Index Service Class                             355,979        (435,628)         (79,649)
Fidelity VIP Contrafund Service Class 2                         5,749,702     (10,893,853)      (5,144,151)
Fidelity VIP Equity-Income                                        283,325        (195,411)          87,914
Fidelity VIP Equity-Income Service Class 2                      1,608,241      (1,231,437)         376,804
Fidelity VIP Growth                                                68,487        (136,952)         (68,465)
Fidelity VIP Growth Service Class 2                               424,708      (1,186,289)        (761,581)
Fidelity VIP Mid Cap Service Class 2                              625,420      (4,430,632)      (3,805,212)
Fidelity VIP Overseas                                             105,839         (65,208)          40,631
Fidelity VIP Overseas Service Class 2                           2,565,423      (1,749,969)         815,454
FTVIPT Franklin Income Securities Class 2                      21,479,436      (6,848,688)      14,630,748
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                --      (1,391,995)      (1,391,995)
FTVIPT Mutual Shares Securities Class 2                         8,052,767      (3,966,966)       4,085,801
FTVIPT Templeton Global Income Securities Class 2              11,426,841      (5,418,995)       6,007,846
FTVIPT Templeton Growth Securities Class 2                      2,364,286      (2,205,212)         159,074
Goldman Sachs VIT Growth & Income Service Class                       924             (20)             904
Janus Aspen Series Balanced Service Shares                        714,232        (477,024)         237,208
Janus Aspen Series Mid Cap Growth Service Shares                    7,118        (208,692)        (201,574)
Janus Aspen Series Worldwide Growth Service Shares                 29,394         (48,000)         (18,606)
Lincoln VIPT Baron Growth Opportunities Service Class                  --        (710,060)        (710,060)
Lincoln VIPT Capital Growth Service Class                              --         (42,499)         (42,499)
Lincoln VIPT Cohen & Steers Global Real Estate Service Class      561,874        (731,425)        (169,551)
Lincoln VIPT Columbia Value Opportunities Service Class             6,878         (34,499)         (27,621)

See accompanying notes.

                                                                               DIVIDENDS
                                                                                  FROM           TOTAL
                                                               NET REALIZED   NET REALIZED   NET REALIZED
                                                                GAIN (LOSS)     GAIN ON       GAIN (LOSS)
SUBACCOUNT                                                    ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS
------------------------------------------------------------  --------------  ------------  --------------
AIM V.I. Capital Appreciation                                  $   (246,130)  $         --  $    (246,130)
AIM V.I. Capital Appreciation Class II                              (42,701)            --        (42,701)
AIM V.I. Core Equity                                                148,817             --        148,817
AIM V.I. Core Equity Class II                                        39,102             --         39,102
AIM V.I. International Growth                                     1,062,522         79,038      1,141,560
AIM V.I. International Growth Class II                              564,719         69,152        633,871
ABVPSF Global Technology Class B                                 (2,180,070)            --     (2,180,070)
ABVPSF Growth and Income Class B                                 (8,188,497)    33,082,593     24,894,096
ABVPSF International Value Class B                              (17,119,241)     8,569,002     (8,550,239)
ABVPSF Large Cap Growth Class B                                    (146,236)            --       (146,236)
ABVPSF Small/Mid Cap Value Class B                               (5,297,633)    10,512,192      5,214,559
American Century VP Inflation Protection Class 2                 (2,423,200)            --     (2,423,200)
American Funds Global Growth Class 2                             (6,796,767)    23,191,338     16,394,571
American Funds Global Small Capitalization Class 2               (7,445,761)    39,171,807     31,726,046
American Funds Growth Class 2                                   (12,470,123)   174,635,500    162,165,377
American Funds Growth-Income Class 2                            (16,691,400)   105,976,443     89,285,043
American Funds International Class 2                            (10,028,662)   108,105,270     98,076,608
Delaware VIPT Capital Reserves Service Class                       (283,418)            --       (283,418)
Delaware VIPT Diversified Income Service Class                   (2,596,493)     4,950,034      2,353,541
Delaware VIPT Emerging Markets Service Class                     (7,619,765)    34,230,444     26,610,679
Delaware VIPT High Yield                                           (420,474)            --       (420,474)
Delaware VIPT High Yield Service Class                           (6,046,860)            --     (6,046,860)
Delaware VIPT International Value Equity                           (399,526)       109,421       (290,105)
Delaware VIPT REIT                                               (1,641,822)     4,141,494      2,499,672
Delaware VIPT REIT Service Class                                (24,094,795)    59,533,032     35,438,237
Delaware VIPT Small Cap Value                                       518,095      1,101,156      1,619,251
Delaware VIPT Small Cap Value Service Class                      (7,721,672)    19,437,144     11,715,472
Delaware VIPT Trend                                                (625,906)     2,793,641      2,167,735
Delaware VIPT Trend Service Class                                (1,858,688)    17,930,288     16,071,600
Delaware VIPT U.S. Growth Service Class                             320,564        818,950      1,139,514
Delaware VIPT Value                                                (249,448)       942,883        693,435
Delaware VIPT Value Service Class                                (6,956,736)    10,145,461      3,188,725
DWS VIP Equity 500 Index                                            748,271             --        748,271
DWS VIP Equity 500 Index Service Class                             (185,820)            --       (185,820)
DWS VIP Small Cap Index                                            (361,363)     1,060,930        699,567
DWS VIP Small Cap Index Service Class                            (2,075,032)     2,722,195        647,163
Fidelity VIP Contrafund Service Class 2                         (23,939,882)    17,196,439     (6,743,443)
Fidelity VIP Equity-Income                                       (1,419,807)        15,901     (1,403,906)
Fidelity VIP Equity-Income Service Class 2                       (4,247,797)        85,892     (4,161,905)
Fidelity VIP Growth                                                (701,321)            --       (701,321)
Fidelity VIP Growth Service Class 2                              (1,207,775)            --     (1,207,775)
Fidelity VIP Mid Cap Service Class 2                            (10,723,225)    37,374,458     26,651,233
Fidelity VIP Overseas                                                30,069        605,127        635,196
Fidelity VIP Overseas Service Class 2                            (1,639,910)    12,835,935     11,196,025
FTVIPT Franklin Income Securities Class 2                       (13,079,983)     8,993,929     (4,086,054)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2          (2,812,537)    10,654,288      7,841,751
FTVIPT Mutual Shares Securities Class 2                          (8,327,076)    11,453,732      3,126,656
FTVIPT Templeton Global Income Securities Class 2                   569,166             --        569,166
FTVIPT Templeton Growth Securities Class 2                       (5,455,022)     9,316,744      3,861,722
Goldman Sachs VIT Growth & Income Service Class                          --              5              5
Janus Aspen Series Balanced Service Shares                          820,138      2,075,337      2,895,475
Janus Aspen Series Mid Cap Growth Service Shares                  1,039,985        784,471      1,824,456
Janus Aspen Series Worldwide Growth Service Shares                   28,212             --         28,212
Lincoln VIPT Baron Growth Opportunities Service Class            (2,411,057)     2,473,844         62,787
Lincoln VIPT Capital Growth Service Class                          (123,940)            --       (123,940)
Lincoln VIPT Cohen & Steers Global Real Estate Service Class     (2,784,748)            --     (2,784,748)
Lincoln VIPT Columbia Value Opportunities Service Class            (553,605)       869,728        316,123

                                                                 NET CHANGE       NET INCREASE
                                                                IN UNREALIZED      (DECREASE)
                                                               APPRECIATION OR   IN NET ASSETS
                                                                DEPRECIATION       RESULTING
SUBACCOUNT                                                     ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------  ----------------  ---------------
AIM V.I. Capital Appreciation                                 $    (2,665,933)   $  (2,993,279)
AIM V.I. Capital Appreciation Class II                             (1,579,978)      (1,672,128)
AIM V.I. Core Equity                                               (5,818,753)      (5,590,927)
AIM V.I. Core Equity Class II                                      (1,906,377)      (1,857,615)
AIM V.I. International Growth                                      (4,517,485)      (3,445,569)
AIM V.I. International Growth Class II                             (3,468,544)      (2,901,187)
ABVPSF Global Technology Class B                                  (13,660,503)     (16,274,475)
ABVPSF Growth and Income Class B                                 (120,361,865)     (95,225,164)
ABVPSF International Value Class B                                (87,990,600)     (97,683,395)
ABVPSF Large Cap Growth Class B                                   (10,242,171)     (10,724,217)
ABVPSF Small/Mid Cap Value Class B                                (49,408,096)     (45,510,168)
American Century VP Inflation Protection Class 2                  (15,677,986)     (11,672,549)
American Funds Global Growth Class 2                             (150,139,999)    (132,921,911)
American Funds Global Small Capitalization Class 2               (226,522,034)    (199,374,061)
American Funds Growth Class 2                                  (1,000,789,987)    (851,035,272)
American Funds Growth-Income Class 2                             (837,753,220)    (746,237,435)
American Funds International Class 2                             (525,863,754)    (425,066,387)
Delaware VIPT Capital Reserves Service Class                       (1,960,606)      (1,252,176)
Delaware VIPT Diversified Income Service Class                    (38,437,202)     (29,013,934)
Delaware VIPT Emerging Markets Service Class                     (177,059,146)    (151,380,950)
Delaware VIPT High Yield                                           (2,533,472)      (2,277,679)
Delaware VIPT High Yield Service Class                            (58,596,553)     (52,823,981)
Delaware VIPT International Value Equity                             (199,913)        (474,389)
Delaware VIPT REIT                                                 (6,352,515)      (3,734,081)
Delaware VIPT REIT Service Class                                  (94,873,617)     (58,683,004)
Delaware VIPT Small Cap Value                                      (6,406,374)      (4,875,075)
Delaware VIPT Small Cap Value Service Class                      (111,254,918)    (103,132,593)
Delaware VIPT Trend                                                (9,517,850)      (7,532,053)
Delaware VIPT Trend Service Class                                 (65,019,379)     (50,343,462)
Delaware VIPT U.S. Growth Service Class                           (16,613,721)     (15,944,965)
Delaware VIPT Value                                                (5,148,508)      (4,274,624)
Delaware VIPT Value Service Class                                 (56,261,001)     (51,981,442)
DWS VIP Equity 500 Index                                          (18,011,470)     (16,878,422)
DWS VIP Equity 500 Index Service Class                            (16,953,948)     (16,964,679)
DWS VIP Small Cap Index                                            (4,861,128)      (4,154,258)
DWS VIP Small Cap Index Service Class                             (11,683,124)     (11,115,610)
Fidelity VIP Contrafund Service Class 2                          (343,104,284)    (354,991,878)
Fidelity VIP Equity-Income                                         (5,913,856)      (7,229,848)
Fidelity VIP Equity-Income Service Class 2                        (36,883,533)     (40,668,634)
Fidelity VIP Growth                                                (4,871,180)      (5,640,966)
Fidelity VIP Growth Service Class 2                               (40,457,396)     (42,426,752)
Fidelity VIP Mid Cap Service Class 2                             (155,350,024)    (132,504,003)
Fidelity VIP Overseas                                              (3,216,855)      (2,541,028)
Fidelity VIP Overseas Service Class 2                             (71,028,940)     (59,017,461)
FTVIPT Franklin Income Securities Class 2                        (157,550,496)    (147,005,802)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2           (51,680,767)     (45,231,011)
FTVIPT Mutual Shares Securities Class 2                          (121,281,552)    (114,069,095)
FTVIPT Templeton Global Income Securities Class 2                   3,363,424        9,940,436
FTVIPT Templeton Growth Securities Class 2                        (74,896,610)     (70,875,814)
Goldman Sachs VIT Growth & Income Service Class                           230            1,139
Janus Aspen Series Balanced Service Shares                         (8,851,214)      (5,718,531)
Janus Aspen Series Mid Cap Growth Service Shares                   (8,384,603)      (6,761,721)
Janus Aspen Series Worldwide Growth Service Shares                 (1,746,434)      (1,736,828)
Lincoln VIPT Baron Growth Opportunities Service Class             (20,658,819)     (21,306,092)
Lincoln VIPT Capital Growth Service Class                          (1,463,752)      (1,630,191)
Lincoln VIPT Cohen & Steers Global Real Estate Service Class      (22,019,517)     (24,973,816)
Lincoln VIPT Columbia Value Opportunities Service Class            (1,557,973)      (1,269,471)

                                                                DIVIDENDS
                                                                  FROM        MORTALITY AND         NET
                                                               INVESTMENT        EXPENSE        INVESTMENT
SUBACCOUNT                                                       INCOME     GUARANTEE CHARGES  INCOME (LOSS)
------------------------------------------------------------  ------------  -----------------  -------------
Lincoln VIPT Delaware Bond                                    $ 11,458,927    $ (4,223,321)    $  7,235,606
Lincoln VIPT Delaware Bond Service Class                        26,925,278      (9,476,012)      17,449,266
Lincoln VIPT Delaware Growth and Income Service Class              230,757        (365,305)        (134,548)
Lincoln VIPT Delaware Social Awareness                             162,268        (314,999)        (152,731)
Lincoln VIPT Delaware Social Awareness Service Class               334,035        (989,781)        (655,746)
Lincoln VIPT Delaware Special Opportunities Service Class           82,704        (112,606)         (29,902)
Lincoln VIPT FI Equity-Income Service Class                        376,573        (378,734)          (2,161)
Lincoln VIPT Janus Capital Appreciation                             24,063         (58,761)         (34,698)
Lincoln VIPT Janus Capital Appreciation Service Class              156,530        (533,078)        (376,548)
Lincoln VIPT Marsico International Growth Service Class            294,131        (495,469)        (201,338)
Lincoln VIPT MFS Value Service Class                               752,287        (573,742)         178,545
Lincoln VIPT Mid-Cap Value Service Class                            13,618        (260,564)        (246,946)
Lincoln VIPT Mondrian International Value                        1,905,989        (702,816)       1,203,173
Lincoln VIPT Mondrian International Value Service Class          6,491,489      (2,364,158)       4,127,331
Lincoln VIPT Money Market                                        3,386,473      (2,399,496)         986,977
Lincoln VIPT Money Market Service Class                          8,397,993      (7,588,901)         809,092
Lincoln VIPT SSgA Bond Index Service Class                         452,376        (437,321)          15,055
Lincoln VIPT SSgA Developed International 150 Service Class        143,005         (54,905)          88,100
Lincoln VIPT SSgA Emerging Markets 100 Service Class                74,031         (46,327)          27,704
Lincoln VIPT SSgA International Index Service Class                136,484         (70,303)          66,181
Lincoln VIPT SSgA Large Cap 100 Service Class                       95,421        (105,017)          (9,596)
Lincoln VIPT SSgA S&P 500 Index                                     17,428          (4,055)          13,373
Lincoln VIPT SSgA S&P 500 Index Service Class                    1,853,927        (590,062)       1,263,865
Lincoln VIPT SSgA Small-Cap Index Service Class                    169,667        (220,380)         (50,713)
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                   61,432         (37,015)          24,417
Lincoln VIPT T. Rowe Price Growth Stock Service Class                   --        (149,217)        (149,217)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                    --         (33,936)         (33,936)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service
    Class                                                               --        (296,299)        (296,299)
Lincoln VIPT Templeton Growth Service Class                      1,520,218      (1,089,576)         430,642
Lincoln VIPT Turner Mid-Cap Growth Service Class                        --        (243,194)        (243,194)
Lincoln VIPT UBS Global Asset Allocation                         1,481,928        (449,078)       1,032,850
Lincoln VIPT UBS Global Asset Allocation Service Class           3,559,507        (978,102)       2,581,405
Lincoln VIPT Wilshire 2010 Profile Service Class                    89,319         (68,748)          20,571
Lincoln VIPT Wilshire 2020 Profile Service Class                   101,242        (105,880)          (4,638)
Lincoln VIPT Wilshire 2030 Profile Service Class                    27,282         (50,564)         (23,282)
Lincoln VIPT Wilshire 2040 Profile Service Class                     6,170         (49,839)         (43,669)
Lincoln VIPT Wilshire Aggressive Profile Service Class             277,101      (1,612,371)      (1,335,270)
Lincoln VIPT Wilshire Conservative Profile Service Class         3,899,948      (3,358,580)         541,368
Lincoln VIPT Wilshire Moderate Profile Service Class            13,053,626     (12,322,774)         730,852
Lincoln VIPT Wilshire Moderately Aggressive Profile Service
   Class                                                         3,862,209      (8,131,597)      (4,269,388)
Lord Abbett All Value Class VC                                          40              (5)              35
MFS VIT Core Equity Service Class                                   19,158         (75,144)         (55,986)
MFS VIT Growth                                                      11,920         (71,555)         (59,635)
MFS VIT Growth Service Class                                            --        (131,579)        (131,579)
MFS VIT Total Return                                               795,244        (345,247)         449,997
MFS VIT Total Return Service Class                               8,800,761      (5,140,575)       3,660,186
MFS VIT Utilities                                                  390,703        (348,594)          42,109
MFS VIT Utilities Service Class                                  2,927,993      (3,816,236)        (888,243)
NB AMT Mid-Cap Growth                                                   --      (1,374,903)      (1,374,903)
NB AMT Regency                                                     990,119      (1,434,249)        (444,130)
Oppenheimer Global Securities Service Class                             --              (2)              (2)
Putnam VT Growth & Income Class IB                                  91,771         (65,792)          25,979
Putnam VT Health Sciences Class IB                                      --         (79,089)         (79,089)
Van Kampen Capital Growth Class II                                      --              (2)              (2)

See accompanying notes.

                                                                               DIVIDENDS
                                                                                  FROM          TOTAL
                                                               NET REALIZED   NET REALIZE   NET REALIZED
                                                                GAIN (LOSS)     GAIN ON      GAIN (LOSS)
SUBACCOUNT                                                    ON INVESTMENTS  INVESTMENTS  ON INVESTMENTS
------------------------------------------------------------  --------------  -----------  --------------
Lincoln VIPT Delaware Bond                                    $  (2,365,001)  $    93,301    $(2,271,700)
Lincoln VIPT Delaware Bond Service Class                         (4,409,618)      214,032     (4,195,586)
Lincoln VIPT Delaware Growth and Income Service Class            (1,012,479)    2,401,381      1,388,902
Lincoln VIPT Delaware Social Awareness                              638,370     1,152,181      1,790,551
Lincoln VIPT Delaware Social Awareness Service Class                669,857     3,625,074      4,294,931
Lincoln VIPT Delaware Special Opportunities Service Class          (778,695)      727,841        (50,854)
Lincoln VIPT FI Equity-Income Service Class                      (2,171,794)    2,110,458        (61,336)
Lincoln VIPT Janus Capital Appreciation                              88,678            --         88,678
Lincoln VIPT Janus Capital Appreciation Service Class              (157,122)           --       (157,122)
Lincoln VIPT Marsico International Growth Service Class          (3,552,555)    2,975,823       (576,732)
Lincoln VIPT MFS Value Service Class                               (660,618)      819,937        159,319
Lincoln VIPT Mid-Cap Value Service Class                         (2,582,941)    1,273,723     (1,309,218)
Lincoln VIPT Mondrian International Value                         2,290,172     2,689,779      4,979,951
Lincoln VIPT Mondrian International Value Service Class           3,305,760     9,405,316     12,711,076
Lincoln VIPT Money Market                                               (20)          640            620
Lincoln VIPT Money Market Service Class                                (155)        1,776          1,621
Lincoln VIPT SSgA Bond Index Service Class                           69,343            --         69,343
Lincoln VIPT SSgA Developed International 150 Service Class         (69,873)           --        (69,873)
Lincoln VIPT SSgA Emerging Markets 100 Service Class                (66,298)           --        (66,298)
Lincoln VIPT SSgA International Index Service Class                (162,335)           --       (162,335)
Lincoln VIPT SSgA Large Cap 100 Service Class                      (362,864)           --       (362,864)
Lincoln VIPT SSgA S&P 500 Index                                     (30,802)           --        (30,802)
Lincoln VIPT SSgA S&P 500 Index Service Class                    (1,682,975)           --     (1,682,975)
Lincoln VIPT SSgA Small-Cap Index Service Class                    (747,560)    1,295,349        547,789
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                  (163,611)           --       (163,611)
Lincoln VIPT T. Rowe Price Growth Stock Service Class              (565,679)           --       (565,679)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                 67,911            --         67,911
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service
   Class                                                           (569,123)           --       (569,123)
Lincoln VIPT Templeton Growth Service Class                      (2,810,577)    2,938,374        127,797
Lincoln VIPT Turner Mid-Cap Growth Service Class                 (1,659,401)    2,675,758      1,016,357
Lincoln VIPT UBS Global Asset Allocation                         (1,036,194)    2,169,499      1,133,305
Lincoln VIPT UBS Global Asset Allocation Service Class           (3,090,463)    5,281,736      2,191,273
Lincoln VIPT Wilshire 2010 Profile Service Class                   (263,641)        4,280       (259,361)
Lincoln VIPT Wilshire 2020 Profile Service Class                   (397,126)        9,347       (387,779)
Lincoln VIPT Wilshire 2030 Profile Service Class                   (239,821)        3,405       (236,416)
Lincoln VIPT Wilshire 2040 Profile Service Class                   (516,713)        2,355       (514,358)
Lincoln VIPT Wilshire Aggressive Profile Service Class           (2,811,430)    2,478,950       (332,480)
Lincoln VIPT Wilshire Conservative Profile Service Class         (3,916,001)    2,011,513     (1,904,488)
Lincoln VIPT Wilshire Moderate Profile Service Class             (9,985,642)   16,095,076      6,109,434
Lincoln VIPT Wilshire Moderately Aggressive Profile Service
   Class                                                        (11,160,171)    9,808,070     (1,352,101)
Lord Abbett All Value Class VC                                           --            46             46
MFS VIT Core Equity Service Class                                    98,509            --         98,509
MFS VIT Growth                                                     (476,942)           --       (476,942)
MFS VIT Growth Service Class                                        455,674            --        455,674
MFS VIT Total Return                                               (241,491)    1,575,128      1,333,637
MFS VIT Total Return Service Class                               (6,557,277)   19,190,762     12,633,485
MFS VIT Utilities                                                 1,016,839     4,044,394      5,061,233
MFS VIT Utilities Service Class                                 (10,560,124)   35,644,040     25,083,916
NB AMT Mid-Cap Growth                                             3,913,192            --      3,913,192
NB AMT Regency                                                   (1,224,760)      182,937     (1,041,823)
Oppenheimer Global Securities Service Class                              --            --             --
Putnam VT Growth & Income Class IB                                 (487,756)      789,091        301,335
Putnam VT Health Sciences Class IB                                   42,423        44,128         86,551
Van Kampen Capital Growth Class II                                       --            --             --

                                                                 NET CHANGE      NET INCREASE
                                                               IN UNREALIZED      (DECREASE)
                                                              APPRECIATION OR   IN NET ASSETS
                                                                DEPRECIATION      RESULTING
SUBACCOUNT                                                     ON INVESTMENTS  FROM OPERATIONS
------------------------------------------------------------  ---------------  ---------------
Lincoln VIPT Delaware Bond                                     $ (16,897,124)   $ (11,933,218)
Lincoln VIPT Delaware Bond Service Class                         (42,956,750)     (29,703,070)
Lincoln VIPT Delaware Growth and Income Service Class            (11,057,023)      (9,802,669)
Lincoln VIPT Delaware Social Awareness                            (9,555,409)      (7,917,589)
Lincoln VIPT Delaware Social Awareness Service Class             (28,529,259)     (24,890,074)
Lincoln VIPT Delaware Special Opportunities Service Class         (3,189,439)      (3,270,195)
Lincoln VIPT FI Equity-Income Service Class                      (11,657,664)     (11,721,161)
Lincoln VIPT Janus Capital Appreciation                           (1,855,666)      (1,801,686)
Lincoln VIPT Janus Capital Appreciation Service Class            (15,493,442)     (16,027,112)
Lincoln VIPT Marsico International Growth Service Class          (18,392,610)     (19,170,680)
Lincoln VIPT MFS Value Service Class                             (17,543,357)     (17,205,493)
Lincoln VIPT Mid-Cap Value Service Class                          (6,926,296)      (8,482,460)
Lincoln VIPT Mondrian International Value                        (25,878,598)     (19,695,474)
Lincoln VIPT Mondrian International Value Service Class          (83,222,840)     (66,384,433)
Lincoln VIPT Money Market                                                 32          987,629
Lincoln VIPT Money Market Service Class                                   86          810,799
Lincoln VIPT SSgA Bond Index Service Class                         4,584,010        4,668,408
Lincoln VIPT SSgA Developed International 150 Service Class       (1,245,887)      (1,227,660)
Lincoln VIPT SSgA Emerging Markets 100 Service Class              (1,274,885)      (1,313,479)
Lincoln VIPT SSgA International Index Service Class               (1,492,100)      (1,588,254)
Lincoln VIPT SSgA Large Cap 100 Service Class                     (2,565,962)      (2,938,422)
Lincoln VIPT SSgA S&P 500 Index                                     (147,015)        (164,444)
Lincoln VIPT SSgA S&P 500 Index Service Class                    (15,387,895)     (15,807,005)
Lincoln VIPT SSgA Small-Cap Index Service Class                   (6,433,069)      (5,935,993)
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                 (1,010,798)      (1,149,992)
Lincoln VIPT T. Rowe Price Growth Stock Service Class             (4,427,637)      (5,142,533)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth              (1,109,581)      (1,075,606)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service
   Class                                                          (8,563,548)      (9,428,970)
Lincoln VIPT Templeton Growth Service Class                      (32,776,014)     (32,217,575)
Lincoln VIPT Turner Mid-Cap Growth Service Class                  (9,682,868)      (8,909,705)
Lincoln VIPT UBS Global Asset Allocation                         (11,882,602)      (9,716,447)
Lincoln VIPT UBS Global Asset Allocation Service Class           (27,104,014)     (22,331,336)
Lincoln VIPT Wilshire 2010 Profile Service Class                  (1,118,364)      (1,357,154)
Lincoln VIPT Wilshire 2020 Profile Service Class                  (1,963,209)      (2,355,626)
Lincoln VIPT Wilshire 2030 Profile Service Class                  (1,215,967)      (1,475,665)
Lincoln VIPT Wilshire 2040 Profile Service Class                    (836,406)      (1,394,433)
Lincoln VIPT Wilshire Aggressive Profile Service Class           (46,287,942)     (47,955,692)
Lincoln VIPT Wilshire Conservative Profile Service Class         (42,816,739)     (44,179,859)
Lincoln VIPT Wilshire Moderate Profile Service Class            (239,365,028)    (232,524,742)
Lincoln VIPT Wilshire Moderately Aggressive Profile Service
   Class                                                        (194,451,703)    (200,073,192)
Lord Abbett All Value Class VC                                         1,145            1,226
MFS VIT Core Equity Service Class                                 (2,270,197)      (2,227,674)
MFS VIT Growth                                                    (1,653,009)      (2,189,586)
MFS VIT Growth Service Class                                      (4,070,798)      (3,746,703)
MFS VIT Total Return                                              (7,967,199)      (6,183,565)
MFS VIT Total Return Service Class                               (96,863,172)     (80,569,501)
MFS VIT Utilities                                                (15,665,959)     (10,562,617)
MFS VIT Utilities Service Class                                 (133,944,588)    (109,748,915)
NB AMT Mid-Cap Growth                                            (47,982,186)     (45,443,897)
NB AMT Regency                                                   (46,851,122)     (48,337,075)
Oppenheimer Global Securities Service Class                              366              364
Putnam VT Growth & Income Class IB                                (2,324,824)      (1,997,510)
Putnam VT Health Sciences Class IB                                (1,055,167)      (1,047,705)
Van Kampen Capital Growth Class II                                       234              232

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2008

                                                                  AIM V.I.
                                                    AIM V.I.       CAPITAL      AIM V.I.      AIM V.I.
                                                     CAPITAL    APPRECIATION      CORE      CORE EQUITY
                                                  APPRECIATION    CLASS II       EQUITY       CLASS II
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  ------------  ------------  ------------  -----------
NET ASSETS AT JANUARY 1, 2007                     $ 9,411,659   $ 4,908,825   $25,607,172   $ 8,237,493
Changes From Operations:
   - Net investment income (loss)                    (129,072)      (76,522)     (105,897)      (55,803)
   - Net realized gain (loss) on investments          192,968        79,296       827,697       298,760
   - Net change in unrealized appreciation or
     depreciation on investments                      832,511       458,305       848,477       242,087
                                                  -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    896,407       461,079     1,570,277       485,044
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                68,832       105,707       172,596        30,380
   - Contract withdrawals and transfers to
     annuity reserves                              (1,718,232)     (491,990)   (4,315,369)   (1,563,907)
   - Contract transfers                              (791,301)     (484,502)   (2,083,577)     (511,803)
                                                  -----------   -----------   -----------   -----------
                                                   (2,440,701)     (870,785)   (6,226,350)   (2,045,330)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --            --            --            --
   - Annuity Payments                                  (2,018)           --        (3,558)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                255            --            69            --
                                                  -----------   -----------   -----------   -----------
                                                       (1,763)           --        (3,489)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (2,442,464)     (870,785)   (6,229,839)   (2,045,330)
                                                  -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,546,057)     (409,706)   (4,659,562)   (1,560,286)
                                                  -----------   -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                     7,865,602     4,499,119    20,947,610     6,677,207
Changes From Operations:
   - Net investment income (loss)                     (81,216)      (49,449)       79,009         9,660
   - Net realized gain (loss) on investments         (246,130)      (42,701)      148,817        39,102
   - Net change in unrealized appreciation or
     depreciation on investments                   (2,665,933)   (1,579,978)   (5,818,753)   (1,906,377)
                                                  -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (2,993,279)   (1,672,128)   (5,590,927)   (1,857,615)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                13,953        31,219        43,946        46,473
   - Contract withdrawals and transfers to
     annuity reserves                              (1,012,200)     (569,892)   (3,074,332)     (900,285)
   - Contract transfers                              (514,733)     (292,038)   (1,156,027)     (137,566)
                                                  -----------   -----------   -----------   -----------
                                                   (1,512,980)     (830,711)   (4,186,413)     (991,378)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --            --            --            --
   - Annuity Payments                                  (1,421)           --       (13,597)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                173            --            84            --
                                                  -----------   -----------   -----------   -----------
                                                       (1,248)           --       (13,513)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (1,514,228)     (830,711)   (4,199,926)     (991,378)
                                                  -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (4,507,507)   (2,502,839)   (9,790,853)   (2,848,993)
                                                  -----------   -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 3,358,095   $ 1,996,280   $11,156,757   $ 3,828,214
                                                  ===========   ===========   ===========   ===========

See accompanying notes.

                                                                    AIM V.I.       ABVPSF
                                                     AIM V.I.    INTERNATIONAL     GLOBAL         ABVPSF          ABVPSF
                                                  INTERNATIONAL      GROWTH      TECHNOLOGY     GROWTH AND    INTERNATIONAL
                                                      GROWTH        CLASS II       CLASS B    INCOME CLASS B  VALUE CLASS B
                                                    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                  -------------  -------------  ------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2007                     $ 11,887,911   $  8,546,047   $ 19,614,773  $ 237,605,213   $  34,424,483
Changes From Operations:
   - Net investment income (loss)                     (125,146)      (108,310)      (392,737)    (1,018,960)       (822,719)
   - Net realized gain (loss) on investments         1,842,547      1,046,433        668,204     18,189,458       5,009,671
   - Net change in unrealized appreciation or
     depreciation on investments                      (289,630)       108,004      3,562,342     (9,635,624)     (3,224,018)
                                                  ------------   ------------   ------------  -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   1,427,771      1,046,127      3,837,809      7,534,874         962,934
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 51,809         58,281      9,373,479     23,809,101     108,320,348
   - Contract withdrawals and transfers to
     annuity reserves                               (2,352,920)      (806,909)    (4,958,586)   (22,470,046)     (5,709,611)
   - Contract transfers                               (678,555)      (373,668)     5,905,881     (7,862,815)     32,211,128
                                                  ------------   ------------   ------------  -------------   -------------
                                                    (2,979,666)    (1,122,296)    10,320,774     (6,523,760)    134,821,865
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 5,680             --             --         28,037          16,547
   - Annuity Payments                                  (27,528)            --         (5,711)       (91,341)           (724)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  (1)            --             (4)           571             213
                                                  ------------   ------------   ------------  -------------   -------------
                                                       (21,849)            --         (5,715)       (62,733)         16,036
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (3,001,515)    (1,122,296)    10,315,059     (6,586,493)    134,837,901
                                                  ------------   ------------   ------------  -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,573,744)       (76,169)    14,152,868        948,381     135,800,835
                                                  ------------   ------------   ------------  -------------   -------------
NET ASSETS AT DECEMBER 31, 2007                     10,314,167      8,469,878     33,767,641    238,553,594     170,225,318
Changes From Operations:
   - Net investment income (loss)                      (69,644)       (66,514)      (433,902)       242,605      (1,142,556)
   - Net realized gain (loss) on investments         1,141,560        633,871     (2,180,070)    24,894,096      (8,550,239)
   - Net change in unrealized appreciation or
     depreciation on investments                    (4,517,485)    (3,468,544)   (13,660,503)  (120,361,865)    (87,990,600)
                                                  ------------   ------------   ------------  -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (3,445,569)    (2,901,187)   (16,274,475)   (95,225,164)    (97,683,395)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 56,274         56,230      3,810,520     11,400,610      44,582,776
   - Contract withdrawals and transfers to
     annuity reserves                               (1,331,057)      (883,716)    (2,373,082)   (19,270,738)    (11,641,485)
   - Contract transfers                             (1,431,762)    (1,101,478)    (1,935,883)    (6,916,660)    (17,621,170)
                                                  ------------   ------------   ------------  -------------   -------------
                                                    (2,706,545)    (1,928,964)      (498,445)   (14,786,788)     15,320,121
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --         (5,724)            --          33,167
   - Annuity Payments                                   (3,323)            --         (3,453)       (44,387)         (9,340)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --             --             --            740              (1)
                                                  ------------   ------------   ------------  -------------   -------------
                                                        (3,323)            --         (9,177)       (43,647)         23,826
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (2,709,868)    (1,928,964)      (507,622)   (14,830,435)     15,343,947
                                                  ------------   ------------   ------------  -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (6,155,437)    (4,830,151)   (16,782,097)  (110,055,599)    (82,339,448)
                                                  ------------   ------------   ------------  -------------   -------------
NET ASSETS AT DECEMBER 31, 2008                   $  4,158,730   $  3,639,727   $ 16,985,544  $ 128,497,995   $  87,885,870
                                                  ============   ============   ============  =============   =============

                                                                                  AMERICAN
                                                     ABVPSF                       CENTURY
                                                    LARGE CAP       ABVPSF      VP INFLATION     AMERICAN
                                                     GROWTH     SMALL/MID CAP    PROTECTION    FUNDS GLOBAL
                                                     CLASS B    VALUE CLASS B     CLASS 2     GROWTH CLASS 2
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ------------  -------------  -------------  --------------
NET ASSETS AT JANUARY 1, 2007                     $ 31,699,870   $ 81,467,069  $122,539,340   $ 153,145,467
Changes From Operations:
   - Net investment income (loss)                     (477,637)    (1,002,493)    3,684,490       2,828,756
   - Net realized gain (loss) on investments         1,071,475      8,899,322      (552,690)     10,877,388
   - Net change in unrealized appreciation or
     depreciation on investments                     2,791,338    (10,839,028)    6,771,604      10,683,739
                                                  ------------   ------------  ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   3,385,176     (2,942,199)    9,903,404      24,389,883
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                200,911     30,163,584    20,765,216      80,024,563
   - Contract withdrawals and transfers to
     annuity reserves                               (4,038,220)    (6,088,654)   (8,165,995)     (9,843,667)
   - Contract transfers                             (1,919,729)     7,551,323      (256,496)     30,877,122
                                                  ------------   ------------  ------------   -------------
                                                    (5,757,038)    31,626,253    12,342,725     101,058,018
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --         6,760          28,016
   - Annuity Payments                                   (5,437)        (5,915)      (32,518)        (15,433)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  (3)            (2)          340              80
                                                  ------------   ------------  ------------   -------------
                                                        (5,440)        (5,917)      (25,418)         12,663
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (5,762,478)    31,620,336    12,317,307     101,070,681
                                                  ------------   ------------  ------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (2,377,302)    28,678,137    22,220,711     125,460,564
                                                  ------------   ------------  ------------   -------------
NET ASSETS AT DECEMBER 31, 2007                     29,322,568    110,145,206   144,760,051     278,606,031
Changes From Operations:
   - Net investment income (loss)                     (335,810)    (1,316,631)    6,428,637         823,517
   - Net realized gain (loss) on investments          (146,236)     5,214,559    (2,423,200)     16,394,571
   - Net change in unrealized appreciation or
     depreciation on investments                   (10,242,171)   (49,408,096)  (15,677,986)   (150,139,999)
                                                  ------------   ------------  ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (10,724,217)   (45,510,168)  (11,672,549)   (132,921,911)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                116,828     17,365,957    47,809,103      62,377,232
   - Contract withdrawals and transfers to
     annuity reserves                               (3,087,329)    (7,207,894)  (18,576,463)    (16,005,100)
   - Contract transfers                             (2,087,290)    10,106,220    74,797,534      24,925,119
                                                  ------------   ------------  ------------   -------------
                                                    (5,057,791)    20,264,283   104,030,174      71,297,251
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --         4,520              --
   - Annuity Payments                                   (4,437)        (4,654)      (36,835)        (13,811)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                   1              1           349              23
                                                  ------------   ------------  ------------   -------------
                                                        (4,436)        (4,653)      (31,966)        (13,788)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (5,062,227)    20,259,630   103,998,208      71,283,463
                                                  ------------   ------------  ------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (15,786,444)   (25,250,538    92,325,659     (61,638,448)
                                                  ------------   ------------  ------------   -------------
NET ASSETS AT DECEMBER 31, 2008                   $ 13,536,124   $ 84,894,668  $237,085,710   $ 216,967,583
                                                  ============   ============  ============   =============

                                                     AMERICAN
                                                      FUNDS                                          AMERICAN
                                                   GLOBAL SMALL                    AMERICAN FUNDS      FUNDS
                                                  CAPITALIZATION   AMERICAN FUNDS   GROWTH-INCOME  INTERNATIONAL
                                                      CLASS 2      GROWTH CLASS 2      CLASS 2        CLASS 2
                                                    SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                  --------------  ---------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2007                     $ 238,117,221   $ 1,392,831,743  $1,580,788,507  $ 632,070,987
Changes From Operations:
   - Net investment income (loss)                     4,256,401       (13,413,607)     (1,296,042)        97,527
   - Net realized gain (loss) on investments         33,251,970       133,087,183      80,110,635     52,337,493
   - Net change in unrealized appreciation or
     depreciation on investments                     10,420,843        30,583,664     (29,519,413)    70,044,516
                                                  -------------   ---------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   47,929,214       150,257,240      49,295,180    122,479,536
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              80,472,258       345,288,976     338,236,577    172,903,198
   - Contract withdrawals and transfers to
     annuity reserves                               (25,821,972)     (123,130,960)   (138,885,811)   (59,030,181)
   - Contract transfers                              18,312,841         7,318,877       8,332,853     36,597,845
                                                  -------------   ---------------  --------------  -------------
                                                     72,963,127       229,476,893     207,683,619    150,470,862
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 14,293            93,533          78,991         17,757
   - Annuity Payments                                   (16,971)         (230,144)       (488,134)      (151,499)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                1,448             1,194           4,702          6,931
                                                  -------------   ---------------  --------------  -------------
                                                         (1,230)         (135,417)       (404,441)      (126,811)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            72,961,897       229,341,476     207,279,178    150,344,051
                                                  -------------   ---------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             120,891,111       379,598,716     256,574,358    272,823,587
                                                  -------------   ---------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2007                     359,008,332     1,772,430,459   1,837,362,865    904,894,574
Changes From Operations:
   - Net investment income (loss)                    (4,578,073)      (12,410,662)      2,230,742      2,720,759
   - Net realized gain (loss) on investments         31,726,046       162,165,377      89,285,043     98,076,608
   - Net change in unrealized appreciation or
     depreciation on investments                   (226,522,034)   (1,000,789,987)   (837,753,220)  (525,863,754)
                                                  -------------   ---------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (199,374,061)     (851,035,272)   (746,237,435)  (425,066,387)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              46,188,095       250,974,670     236,469,226    127,646,718
   - Contract withdrawals and transfers to
     annuity reserves                               (22,113,053)     (131,014,123)   (143,044,830)   (66,393,740)
   - Contract transfers                              (9,286,575)       55,232,587      29,633,866     27,025,504
                                                  -------------   ---------------  --------------  -------------
                                                     14,788,467       175,193,134     123,058,262     88,278,482
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                     --            44,151         118,290             --
   - Annuity Payments                                   (14,527)         (188,602)       (336,138)      (147,078)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  821               926         (10,160)        (9,151)
                                                  -------------   ---------------  --------------  -------------
                                                        (13,706)         (143,525)       (228,008)      (156,229)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            14,774,761       175,049,609     122,830,254     88,122,253
                                                  -------------   ---------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (184,599,300)     (675,985,663)   (623,407,181)  (336,944,134)
                                                  -------------   ---------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2008                   $ 174,409,032   $ 1,096,444,796  $1,213,955,684  $ 567,950,440
                                                  =============   ===============  ==============  =============

See accompanying notes.

                                                                  DELAWARE
                                                     DELAWARE        VIPT         DELAWARE                     DELAWARE
                                                   VIPT CAPITAL   DIVERSIFIED   VIPT EMERGING    DELAWARE        VIPT
                                                     RESERVES       INCOME         MARKETS         VIPT       HIGH YIELD
                                                  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS   HIGH YIELD  SERVICE CLASS
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  -------------  -------------  -------------  -----------  -------------
NET ASSETS AT JANUARY 1, 2007                      $10,878,852   $186,983,777   $ 129,919,378  $14,399,604  $186,729,667
Changes From Operations:
   - Net investment income (loss)                      384,575      2,187,108        (784,585)     742,928     9,075,742
   - Net realized gain (loss) on investments              (746)     1,531,408      19,759,469      502,132     2,002,091
   - Net change in unrealized appreciation or
     depreciation on investments                       (39,312)     9,377,803      36,429,906     (922,051)   (9,934,694)
                                                   -----------   ------------   -------------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     344,517     13,096,319      55,404,790      323,009     1,143,139
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              5,461,905     68,102,044      61,279,813       82,753    41,143,172
   - Contract withdrawals and transfers to
     annuity reserves                               (1,194,224)   (16,521,595)    (12,621,632)  (2,747,229)  (16,276,614)
   - Contract transfers                              2,886,525     50,434,127      22,715,453    3,825,795   (10,072,423)
                                                   -----------   ------------   -------------  -----------  ------------
                                                     7,154,206    102,014,576      71,373,634    1,161,319    14,794,135
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --         85,630          17,216       (3,615)       11,299
   - Annuity Payments                                 (167,969)       (23,342)           (709)        (535)      (39,550)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                (151)           241             254           24           486
                                                   -----------   ------------   -------------  -----------  ------------
                                                      (168,120)        62,529          16,761       (4,126)      (27,765)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            6,986,086    102,077,105      71,390,395    1,157,193    14,766,370
                                                   -----------   ------------   -------------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              7,330,603    115,173,424     126,795,185    1,480,202    15,909,509
                                                   -----------   ------------   -------------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2007                     18,209,455    302,157,201     256,714,563   15,879,806   202,639,176
Changes From Operations:
   - Net investment income (loss)                      991,848      7,069,727        (932,483)     676,267    11,819,432
   - Net realized gain (loss) on investments          (283,418)     2,353,541      26,610,679     (420,474)   (6,046,860)
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,960,606)   (38,437,202)   (177,059,146)  (2,533,472)  (58,596,553)
                                                   -----------   ------------   -------------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,252,176)   (29,013,934)   (151,380,950)  (2,277,679)  (52,823,981)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             20,406,664     81,154,178      51,638,779       31,834    30,757,113
   - Contract withdrawals and transfers to
     annuity reserves                               (6,198,544)   (38,020,869)    (14,613,168)  (2,277,144)  (17,927,497)
   - Contract transfers                             50,388,681     66,996,207      (1,322,627)  (3,322,460)    3,915,373
                                                   -----------   ------------   -------------  -----------  ------------
                                                    64,596,801    110,129,516      35,702,984   (5,567,770)   16,744,989
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   665             --           2,475       (5,332)           --
   - Annuity Payments                                 (165,947)       (29,418)         (1,181)       5,116       (60,963)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  58            291              --           16           363
                                                   -----------   ------------   -------------  -----------  ------------
                                                      (165,224)       (29,127)          1,294         (200)      (60,600)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           64,431,577    110,100,389      35,704,278   (5,567,970)   16,684,389
                                                   -----------   ------------   -------------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             63,179,401     81,086,455    (115,676,672)  (7,845,649)  (36,139,592)
                                                   -----------   ------------   -------------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2008                    $81,388,856   $383,243,656   $ 141,037,891  $ 8,034,157  $166,499,584
                                                   ===========   ============   =============  ===========  ============


                                                    DELAWARE                                    DELAWARE
                                                      VIPT                        DELAWARE        VIPT
                                                  INTERNATIONAL    DELAWARE      VIPT REIT     SMALL CAP
                                                  VALUE EQUITY    VIPT REIT    SERVICE CLASS     VALUE
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  -------------  ------------  -------------  ------------
NET ASSETS AT JANUARY 1, 2007                      $ 2,737,672   $ 24,391,247  $251,608,279   $ 30,657,532
Changes From Operations:
   - Net investment income (loss)                       19,403         17,127    (1,216,665)      (231,080)
   - Net realized gain (loss) on investments           989,468      6,424,519    52,167,686      5,005,866
   - Net change in unrealized appreciation or
     depreciation on investments                      (887,134)    (9,149,166)  (90,327,296)    (6,429,443)
                                                   -----------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     121,737     (2,707,520)  (39,376,275)    (1,654,657)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  1,171         97,442    32,306,436        122,751
   - Contract withdrawals and transfers to
     annuity reserves                                 (610,149)    (4,178,191)  (18,017,917)    (5,564,258)
   - Contract transfers                               (552,292)    (3,957,054)  (35,660,128)    (3,099,525)
                                                   -----------   ------------  ------------   ------------
                                                    (1,161,270)    (8,037,803)  (21,371,609)    (8,541,032)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                16,547         17,962         5,956         (5,631)
   - Annuity Payments                                     (715)       (23,076)      (52,466)       (35,085)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 213            240         1,278           (132)
                                                   -----------   ------------  ------------   ------------
                                                        16,045         (4,874)      (45,232)       (40,848)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (1,145,225)    (8,042,677)  (21,416,841)    (8,581,880)
                                                   -----------   ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,023,488)   (10,750,197)  (60,793,116)   (10,236,537)
                                                   -----------   ------------  ------------   ------------
NET ASSETS AT DECEMBER 31, 2007                      1,714,184     13,641,050   190,815,163     20,420,995
Changes From Operations:
   - Net investment income (loss)                       15,629        118,762       752,376        (87,952)
   - Net realized gain (loss) on investments          (290,105)     2,499,672    35,438,237      1,619,251
   - Net change in unrealized appreciation or
     depreciation on investments                      (199,913)    (6,352,515)  (94,873,617)    (6,406,374)
                                                   -----------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (474,389)    (3,734,081)  (58,683,004)    (4,875,075)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  1,487         37,193     2,167,965         95,483
   - Contract withdrawals and transfers to
     annuity reserves                                 (644,974)    (2,401,131)  (14,103,275)    (3,043,014)
   - Contract transfers                               (164,790)    (1,644,334)  (22,576,507)    (2,945,601)
                                                   -----------   ------------  ------------   ------------
                                                      (808,277)    (4,008,272)  (34,511,817)    (5,893,132)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                (7,301)        (6,281)       42,805             --
   - Annuity Payments                                     (882)       (10,753)      (56,902)          (931)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --            152           889             28
                                                   -----------   ------------  ------------   ------------
                                                        (8,183)       (16,882)      (13,208)          (903)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (816,460)    (4,025,154)  (34,525,025)    (5,894,035)
                                                   -----------   ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,290,849)    (7,759,235)  (93,208,029)   (10,769,110)
                                                   -----------   ------------  ------------   ------------
NET ASSETS AT DECEMBER 31, 2008                    $   423,335   $  5,881,815  $ 97,607,134   $  9,651,885
                                                   ===========   ============  ============   ============

                                                                                                   DELAWARE
                                                   DELAWARE VIPT                    DELAWARE      VIPT U.S.
                                                  SMALL CAP VALUE    DELAWARE      VIPT TREND       GROWTH
                                                   SERVICE CLASS    VIPT TREND   SERVICE CLASS  SERVICE CLASS
                                                     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ---------------  ------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2007                      $ 306,852,146   $ 24,889,509  $114,451,808   $ 35,560,878
Changes From Operations:
   - Net investment income (loss)                     (4,848,057)      (313,510)   (1,897,855)      (587,568)
   - Net realized gain (loss) on investments          29,837,360      1,803,825     6,729,410      1,237,396
   - Net change in unrealized appreciation or
     depreciation on investments                     (56,466,731)       631,676     4,831,492      3,053,799
                                                   -------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (31,477,428)     2,121,991     9,663,047      3,703,627
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               86,717,339        149,359     8,961,055      3,473,433
   - Contract withdrawals and transfers to
     annuity reserves                                (22,101,313)    (5,407,922)   (9,739,492)    (2,721,615)
   - Contract transfers                              (12,012,071)    (2,655,663)   (7,404,768)    (1,320,371)
                                                   -------------   ------------  ------------   ------------
                                                      52,603,955     (7,914,226)   (8,183,205)      (568,553)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                      --             --            --          6,760
   - Annuity Payments                                   (117,050)        (9,745)     (105,263)       (10,067)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  (178)         4,568           (33)         1,020
                                                   -------------   ------------  ------------   ------------
                                                        (117,228)        (5,177)     (105,296)        (2,287)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             52,486,727     (7,919,403)   (8,288,501)      (570,840)
                                                   -------------   ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               21,009,299     (5,797,412)    1,374,546      3,132,787
                                                   -------------   ------------  ------------   ------------
NET ASSETS AT DECEMBER 31, 2007                      327,861,445     19,092,097   115,826,354     38,693,665
Changes From Operations:
   - Net investment income (loss)                     (3,593,147)      (181,938)   (1,395,683)      (470,758)
   - Net realized gain (loss) on investments          11,715,472      2,167,735    16,071,600      1,139,514
   - Net change in unrealized appreciation or
     depreciation on investments                    (111,254,918)    (9,517,850)  (65,019,379)   (16,613,721)
                                                   -------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (103,132,593)    (7,532,053)  (50,343,462)   (15,944,965)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               40,115,374         39,176     4,000,666      2,541,952
   - Contract withdrawals and transfers to
     annuity reserves                                (22,797,277)    (3,049,497)   (9,008,451)    (3,439,512)
   - Contract transfers                              (11,739,844)    (1,520,085)   (8,403,027)      (613,624)
                                                   -------------   ------------  ------------   ------------
                                                       5,578,253     (4,530,406)  (13,410,812)    (1,511,184)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  45,988          7,568            --             --
   - Annuity Payments                                    (85,374)       (19,172)      (68,252)        (8,703)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                    54         (7,371)           12            527
                                                   -------------   ------------  ------------   ------------
                                                         (39,332)       (18,975)      (68,240)        (8,176)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              5,538,921     (4,549,381)  (13,479,052)    (1,519,360)
                                                   -------------   ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (97,593,672)   (12,081,434)  (63,822,514)   (17,464,325)
                                                   -------------   ------------  ------------   ------------
NET ASSETS AT DECEMBER 31, 2008                    $ 230,267,773   $  7,010,663  $ 52,003,840   $ 21,229,340
                                                   =============   ============  ============   ============

See accompanying notes.

                                                                                                DWS VIP
                                                                  DELAWARE       DWS VIP       EQUITY 500      DWS VIP
                                                    DELAWARE     VIPT VALUE     EQUITY 500        INDEX       SMALL CAP
                                                   VIPT VALUE  SERVICE CLASS       INDEX     SERVICE CLASS      INDEX
                                                   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  -----------  -------------  -------------  -------------  -----------
NET ASSETS AT JANUARY 1, 2007                     $18,576,994  $129,017,666   $ 61,937,097   $ 42,703,560   $16,714,898
Changes From Operations:
   - Net investment income (loss)                      41,656      (676,819)        12,115       (204,292)     (103,378)
   - Net realized gain (loss) on investments        1,661,442     7,121,637      3,197,545      1,308,311     1,786,320
   - Net change in unrealized appreciation or
     depreciation on investments                   (2,270,849)  (15,069,686)      (897,717)       323,569    (2,122,461)
                                                  -----------  ------------   ------------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (567,751)   (8,624,868)     2,311,943      1,427,588      (439,519)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               136,856    42,180,878        544,704      7,492,249       255,103
   - Contract withdrawals and transfers to
     annuity reserves                              (3,390,987)   (9,538,988)    (8,710,005)    (2,452,991)   (1,611,352)
   - Contract transfers                               176,176     5,834,353     (4,149,446)    (1,914,531)   (1,503,861)
                                                  -----------  ------------   ------------   ------------   -----------
                                                   (3,077,955)   38,476,243    (12,314,747)     3,124,727    (2,860,110)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                               12,801            --        (17,644)            --            --
   - Annuity Payments                                 (21,535)        5,386        (57,064)        (2,934)       (9,988)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                              1,442            51         16,441              9            (6)
                                                  -----------  ------------   ------------   ------------   -----------
                                                       (7,292)        5,437        (58,267)        (2,925)       (9,994)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (3,085,247)   38,481,680    (12,373,014)     3,121,802    (2,870,104)
                                                  -----------  ------------   ------------   ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (3,652,998)   29,856,812    (10,061,071)     4,549,390    (3,309,623)
                                                  -----------  ------------   ------------   ------------   -----------
NET ASSETS AT DECEMBER 31, 2007                    14,923,996   158,874,478     51,876,026     47,252,950    13,405,275
Changes From Operations:
   - Net investment income (loss)                     180,449     1,090,834        384,777        175,089         7,303
   - Net realized gain (loss) on investments          693,435     3,188,725        748,271       (185,820)      699,567
   - Net change in unrealized appreciation or
     depreciation on investments                   (5,148,508)  (56,261,001)   (18,011,470)   (16,953,948)   (4,861,128)
                                                  -----------  ------------   ------------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (4,274,624)  (51,981,442)   (16,878,422)   (16,964,679)   (4,154,258)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               194,595    12,357,240        207,161        718,589       186,745
   - Contract withdrawals and transfers to
     annuity reserves                              (2,413,520)   (8,768,904)    (6,115,379)    (3,061,148)   (1,140,619)
   - Contract transfers                            (2,066,828)  (17,843,147)    (4,803,305)     1,448,319    (1,485,026)
                                                  -----------  ------------   ------------   ------------   -----------
                                                   (4,285,753)  (14,254,811)   (10,711,523)      (894,240)   (2,438,900)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --            --         (6,127)            --        (2,603)
   - Annuity Payments                                 (12,534)       (5,701)       (78,718)        (2,315)       (5,422)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                              1,067           219        (31,151)            16             1
                                                  -----------  ------------   ------------   ------------   -----------
                                                      (11,467)       (5,482)      (115,996)        (2,299)       (8,024)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (4,297,220)  (14,260,293)   (10,827,519)      (896,539)   (2,446,924)
                                                  -----------  ------------   ------------   ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (8,571,844)  (66,241,735)   (27,705,941)   (17,861,218)   (6,601,182)
                                                  -----------  ------------   ------------   ------------   -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 6,352,152  $ 92,632,743   $ 24,170,085   $ 29,391,732   $ 6,804,093
                                                  ===========  ============   ============   ============   ===========

                                                     DWS VIP
                                                    SMALL CAP      FIDELITY VIP                    FIDELITY VIP
                                                      INDEX         CONTRAFUND     FIDELITY VIP   EQUITY-INCOME
                                                  SERVICE CLASS  SERVICE CLASS 2  EQUITY-INCOME  SERVICE CLASS 2
                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                  -------------  ---------------  -------------  ---------------
NET ASSETS AT JANUARY 1, 2007                     $ 32,947,863    $ 473,272,060   $ 26,097,151    $118,013,433
Changes From Operations:
   - Net investment income (loss)                     (415,137)      (4,966,817)        42,366         (80,249)
   - Net realized gain (loss) on investments         2,875,694      177,764,522      2,788,386      11,698,029
   - Net change in unrealized appreciation or
     depreciation on investments                    (4,151,136)     (89,013,123)    (2,554,099)    (11,564,010)
                                                  ------------    -------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,690,579)      83,784,582        276,653          53,770
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              5,639,486      171,852,579        114,662       1,935,778
   - Contract withdrawals and transfers to
     annuity reserves                               (1,547,364)     (37,817,234)    (5,770,621)     (9,823,162)
   - Contract transfers                              2,120,807       32,959,236       (917,625)     (5,270,262)
                                                  ------------    -------------   ------------    ------------
                                                     6,212,929      166,994,581     (6,573,584)    (13,157,646)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --           12,801             --              --
   - Annuity Payments                                       --           18,937         (5,778)        (41,176)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --              (82)         1,217              28
                                                  ------------    -------------   ------------    ------------
                                                            --           31,656         (4,561)        (41,148)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            6,212,929      167,026,237     (6,578,145)    (13,198,794)
                                                  ------------    -------------   ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              4,522,350      250,810,819     (6,301,492)    (13,145,024)
                                                  ------------    -------------   ------------    ------------
NET ASSETS AT DECEMBER 31, 2007                     37,470,213      724,082,879     19,795,659     104,868,409
Changes From Operations:
   - Net investment income (loss)                      (79,649)      (5,144,151)        87,914         376,804
   - Net realized gain (loss) on investments           647,163       (6,743,443)    (1,403,906)     (4,161,905)
   - Net change in unrealized appreciation or
     depreciation on investments                   (11,683,124)    (343,104,284)    (5,913,856)    (36,883,533)
                                                  ------------    -------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (11,115,610)    (354,991,878)    (7,229,848)    (40,668,634)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                325,704      119,949,196        106,190         637,565
   - Contract withdrawals and transfers to
     annuity reserves                               (2,047,675)     (49,335,087)    (3,228,760)     (8,449,172)
   - Contract transfers                             (6,236,697)      60,579,499     (1,815,022)     (8,881,407)
                                                  ------------    -------------   ------------    ------------
                                                    (7,958,668)     131,193,608     (4,937,592)    (16,693,014)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                43,653               --        (10,256)             --
   - Annuity Payments                                   (9,429)          (2,682)         6,603         (39,203)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  (1)             134            806              55
                                                  ------------    -------------   ------------    ------------
                                                        34,223           (2,548)        (2,847)        (39,148)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (7,924,445)     131,191,060     (4,940,439)    (16,732,162)
                                                  ------------    -------------   ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (19,040,055)    (223,800,818)   (12,170,287)    (57,400,796)
                                                  ------------    -------------   ------------    ------------
NET ASSETS AT DECEMBER 31, 2008                   $ 18,430,158    $ 500,282,061   $  7,625,372    $ 47,467,613
                                                  ============    =============   ============    ============

                                                                  FIDELITY VIP     FIDELITY VIP
                                                  FIDELITY VIP       GROWTH          MID CAP      FIDELITY VIP
                                                     GROWTH     SERVICE CLASS 2  SERVICE CLASS 2    OVERSEAS
                                                   SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                  ------------  ---------------  ---------------  -------------
NET ASSETS AT JANUARY 1, 2007                     $14,883,568    $ 46,860,781     $ 134,453,898    $ 7,368,801
Changes From Operations:
   - Net investment income (loss)                     (74,557)       (759,129)       (2,435,213)       133,075
   - Net realized gain (loss) on investments         (537,939)      3,841,720        14,321,689      1,180,835
   - Net change in unrealized appreciation or
     depreciation on investments                    3,730,072       8,694,876         9,678,350       (297,200)
                                                  -----------    ------------     -------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  3,117,576      11,777,467        21,564,826      1,016,710
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                61,959      13,191,355        86,751,861         26,580
   - Contract withdrawals and transfers to
     annuity reserves                              (3,508,661)     (4,200,768)       (8,650,245)    (1,806,633)
   - Contract transfers                              (754,943)     11,014,854        32,588,085         (4,154)
                                                  -----------    ------------     -------------    -----------
                                                   (4,201,645)     20,005,441       110,689,701     (1,784,207)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --              --           (39,093)         2,461
   - Annuity Payments                                 (17,025)        (55,851)           (5,140)       (37,694)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                             10,642             242              (254)        17,047
                                                  -----------    ------------     -------------    -----------
                                                       (6,383)        (55,609)          (44,487)       (18,186)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (4,208,028)     19,949,832       110,645,214     (1,802,393)
                                                  -----------    ------------     -------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,090,452)     31,727,299       132,210,040       (785,683)
                                                  -----------    ------------     -------------    -----------
NET ASSETS AT DECEMBER 31, 2007                    13,793,116      78,588,080       266,663,938      6,583,118
Changes From Operations:
   - Net investment income (loss)                     (68,465)       (761,581)       (3,805,212)        40,631
   - Net realized gain (loss) on investments         (701,321)     (1,207,775)       26,651,233        635,196
   - Net change in unrealized appreciation or
     depreciation on investments                   (4,871,180)    (40,457,396)     (155,350,024)    (3,216,855)
                                                  -----------    ------------     -------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                  (5,640,966)    (42,426,752)     (132,504,003)    (2,541,028)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                46,588      16,948,404        67,703,028          9,673
   - Contract withdrawals and transfers to
     annuity reserves                              (1,731,945)     (4,410,836)      (14,504,027)      (990,361)
   - Contract transfers                            (1,138,630)     (1,751,118)       24,676,508       (302,246)
                                                  -----------    ------------     -------------    -----------
                                                   (2,823,987)     10,786,450        77,875,509     (1,282,934)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --              --            43,983             --
   - Annuity Payments                                 (24,723)        (50,331)          (12,392)       (37,852)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                            (15,354)            167                 9        (27,948)
                                                  -----------    ------------     -------------    -----------
                                                      (40,077)        (50,164)           31,600        (65,800)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (2,864,064)     10,736,286        77,907,109     (1,348,734)
                                                  -----------    ------------     -------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (8,505,030)    (31,690,466)      (54,596,894)    (3,889,762)
                                                  -----------    ------------     -------------    -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 5,288,086    $ 46,897,614     $ 212,067,044    $ 2,693,356
                                                  ===========    ============     =============    ===========

See accompanying notes.

                                                                                     FTVIPT
                                                                       FTVIPT       FRANKLIN                       FTVIPT
                                                                      FRANKLIN    SMALL-MID CAP     FTVIPT        TEMPLETON
                                                   FIDELITY VIP        INCOME        GROWTH      MUTUAL SHARES  GLOBAL INCOME
                                                     OVERSEAS        SECURITIES    SECURITIES     SECURITIES     SECURITIES
                                                  SERVICE CLASS 2     CLASS 2        CLASS 2        CLASS 2        CLASS 2
                                                    SUBACCOUNT       SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ---------------  -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2007                       $113,192,556   $  78,020,239  $ 75,574,109   $  50,055,830  $ 63,394,259
Changes From Operations:
   - Net investment income (loss)                      1,596,727       3,000,858    (1,472,770)       (503,895)      866,224
   - Net realized gain (loss) on investments          13,495,124       1,394,226     8,460,152       4,808,474     1,043,366
   - Net change in unrealized appreciation or
     depreciation on investments                       1,718,988      (6,212,996)      166,369      (7,792,676)    7,544,234
                                                    ------------   -------------  ------------   -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    16,810,839      (1,817,912)    7,153,751      (3,488,097)    9,453,824
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               14,187,438     189,733,447    25,632,209     121,184,754    62,361,826
   - Contract withdrawals and transfers to
     annuity reserves                                 (9,476,496)    (10,663,636)  (11,197,652)     (5,971,073)   (5,823,141)
   - Contract transfers                               (3,579,104)     94,730,438     2,433,449      61,221,987    43,905,504
                                                    ------------   -------------  ------------   -------------  ------------
                                                       1,131,838     273,800,249    16,868,006     176,435,668   100,444,189
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                      --          23,825        11,947          11,912            --
   - Annuity Payments                                       (852)         (2,131)       (6,407)         (1,069)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                   462               5          (169)              2            --
                                                    ------------   -------------  ------------   -------------  ------------
                                                            (390)         21,699         5,371          10,845            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              1,131,448     273,821,948    16,873,377     176,446,513   100,444,189
                                                    ------------   -------------  ------------   -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               17,942,287     272,004,036    24,027,128     172,958,416   109,898,013
                                                    ------------   -------------  ------------   -------------  ------------
NET ASSETS AT DECEMBER 31, 2007                      131,134,843     350,024,275    99,601,237     223,014,246   173,292,272
Changes From Operations:
   - Net investment income (loss)                        815,454      14,630,748    (1,391,995)      4,085,801     6,007,846
   - Net realized gain (loss) on investments          11,196,025      (4,086,054)    7,841,751       3,126,656       569,166
   - Net change in unrealized appreciation or
     depreciation on investments                     (71,028,940)   (157,550,496)  (51,680,767)   (121,281,552)    3,363,424
                                                    ------------   -------------  ------------   -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (59,017,461)   (147,005,802)  (45,231,011)   (114,069,095)    9,940,436
Changes From Unit Transactions:
   Accumulation Units:                                10,551,736     119,211,256    11,626,849      70,340,192   126,043,775
   - Contract purchases                               (8,558,863)    (24,675,355)   (7,301,307)    (13,853,286)  (23,279,659)
   - Contract withdrawals and transfers to
     annuity reserves                                 (2,083,955)     61,419,408     2,320,024      63,846,794   112,540,900
                                                    ------------   -------------  ------------   -------------  ------------
   - Contract transfers                                  (91,082)    155,955,309     6,645,566     120,333,700   215,305,016
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                      --           2,366            --              --        10,013
   - Annuity Payments                                    (10,436)         (3,270)       (8,637)         (1,112)          (73)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                   355               2            77               1            --
                                                    ------------   -------------  ------------   -------------  ------------
                                                         (10,081)           (902)       (8,560)         (1,111)        9,940
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               (101,163)    155,954,407     6,637,006     120,332,589   215,314,956
                                                    ------------   -------------  ------------   -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (59,118,624)      8,948,605   (38,594,005)      6,263,494   225,255,392
                                                    ------------   -------------  ------------   -------------  ------------
NET ASSETS AT DECEMBER 31, 2008                     $ 72,016,219   $ 358,972,880  $ 61,007,232   $ 229,277,740  $398,547,664
                                                    ============   =============  ============   =============  ============

                                                      FTVIPT        GOLDMAN                         JANUS
                                                    TEMPLETON      SACHS VIT        JANUS        ASPEN SERIES
                                                      GROWTH        GROWTH &     ASPEN SERIES      MID CAP
                                                    SECURITIES       INCOME        BALANCED         GROWTH
                                                     CLASS 2     SERVICE CLASS  SERVICE SHARES  SERVICE SHARES
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                  -------------  -------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2007                     $ 157,168,558     $    --      $ 37,445,853    $ 15,346,221
Changes From Operations:
   - Net investment income (loss)                      (520,922)         --           241,206        (258,794)
   - Net realized gain (loss) on investments         12,498,284          --         1,841,890       1,444,199
   - Net change in unrealized appreciation or
     depreciation on investments                    (11,221,346)         --         1,021,091       1,821,964
                                                  -------------     -------      ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      756,016          --         3,104,187       3,007,369
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              33,529,929          --           444,501         304,874
   - Contract withdrawals and transfers to
     annuity reserves                               (10,347,575)         --        (3,820,479)     (1,518,327)
   - Contract transfers                               3,065,248          --        (1,586,163)        452,116
                                                  -------------     -------      ------------    ------------
                                                     26,247,602          --        (4,962,141)       (761,337)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                     --          --                --              --
   - Annuity Payments                                   (12,671)         --           (65,249)             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  254          --                (7)             --
                                                  -------------     -------      ------------    ------------
                                                        (12,417)         --           (65,256)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            26,235,185          --        (5,027,397)       (761,337)
                                                  -------------     -------      ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              26,991,201          --        (1,923,210)      2,246,032
                                                  -------------     -------      ------------    ------------
NET ASSETS AT DECEMBER 31, 2007                     184,159,759          --        35,522,643      17,592,253
Changes From Operations:
   - Net investment income (loss)                       159,074         904           237,208        (201,574)
   - Net realized gain (loss) on investments          3,861,722           5         2,895,475       1,824,456
   - Net change in unrealized appreciation or
     depreciation on investments                    (74,896,610)        230        (8,851,214)     (8,384,603)
                                                  -------------     -------      ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (70,875,814)      1,139        (5,718,531)     (6,761,721)
Changes From Unit Transactions:
   Accumulation Units:                                1,371,585      37,890           322,969         127,354
   - Contract purchases                             (10,925,642)         --        (3,463,378)     (1,769,942)
   - Contract withdrawals and transfers to
     annuity reserves                               (20,059,003)         --        (1,695,644)     (2,060,082)
   - Contract transfers                             (29,613,060)     37,890        (4,836,053)     (3,702,670)
                                                  -------------     -------      ------------    ------------
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                     --          --                --              --
   - Annuity Payments                                    (9,542)         --           (60,146)             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  183          --                68              --
                                                  -------------     -------      ------------    ------------
                                                         (9,359)         --           (60,078)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (29,622,419)     37,890        (4,896,131)     (3,702,670)
                                                  -------------     -------      ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (100,498,233)     39,029       (10,614,662     (10,464,391)
                                                  -------------     -------      ------------    ------------
NET ASSETS AT DECEMBER 31, 2008                   $  83,661,526     $39,029      $ 24,907,981    $  7,127,862
                                                  =============     =======      ============    ============

                                                       JANUS                                      LINCOLN VIPT
                                                   ASPEN SERIES    LINCOLN VIPT                  COHEN & STEERS
                                                     WORLDWIDE     BARON GROWTH   LINCOLN VIPT       GLOBAL
                                                      GROWTH      OPPORTUNITIES  CAPITAL GROWTH    REAL ESTATE
                                                  SERVICE SHARES  SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                  --------------  -------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2007                      $ 4,616,538    $  4,835,350    $        --     $         --
Changes From Operations:
   - Net investment income (loss)                      (47,538)       (362,454)        (5,874)         (75,086)
   - Net realized gain (loss) on investments           552,948       1,693,818         26,861          (94,548)
   - Net change in unrealized appreciation or
     depreciation on investments                      (163,348)     (2,212,221)        44,905       (3,119,975)
                                                   -----------    ------------    -----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     342,062        (880,857)        65,892       (3,289,609)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 14,973      19,049,911      1,341,504       21,372,854
   - Contract withdrawals and transfers to
     annuity reserves                                 (649,143)       (727,798)        (7,684)        (391,595)
   - Contract transfers                                 49,123      14,255,165        (95,137)      14,277,886
                                                   -----------    ------------    -----------     ------------
                                                      (585,047)     32,577,278      1,238,683       35,259,145
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --          13,806             --               --
   - Annuity Payments                                  (55,726)           (628)            --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 (11)             96             --               --
                                                   -----------    ------------    -----------     ------------
                                                       (55,737)         13,274             --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (640,784)     32,590,552      1,238,683       35,259,145
                                                   -----------    ------------    -----------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (298,722)     31,709,695      1,304,575       31,969,536
                                                   -----------    ------------    -----------     ------------
NET ASSETS AT DECEMBER 31, 2007                      4,317,816      36,545,045      1,304,575       31,969,536
Changes From Operations:
   - Net investment income (loss)                      (18,606)       (710,060)       (42,499)        (169,551)
   - Net realized gain (loss) on investments            28,212          62,787       (123,940)      (2,784,748)
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,746,434)    (20,658,819)    (1,463,752)     (22,019,517)
                                                   -----------    ------------    -----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,736,828)    (21,306,092)    (1,630,191)     (24,973,816)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  4,146      15,778,514      2,681,099       19,070,210
   - Contract withdrawals and transfers to
     annuity reserves                                 (422,857)     (2,259,770)       (81,606)      (2,796,441)
   - Contract transfers                               (320,392)     12,663,332      5,446,943       15,650,989
                                                   -----------    ------------    -----------     ------------
                                                      (739,103)     26,182,076      8,046,436       31,924,758
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                (3,883)             --             --               --
   - Annuity Payments                                  (28,472)           (753)            --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                   2              14             --               --
                                                   -----------    ------------    -----------     ------------
                                                       (32,353)           (739)            --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (771,456)     26,181,337      8,046,436       31,924,758
                                                   -----------    ------------    -----------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (2,508,284)      4,875,245      6,416,245        6,950,942
                                                   -----------    ------------    -----------     ------------
NET ASSETS AT DECEMBER 31, 2008                    $ 1,809,532    $ 41,420,290    $ 7,720,820     $ 38,920,478
                                                   ===========    ============    ===========     ============

See accompanying notes.

                                                   LINCOLN VIPT
                                                  COLUMBIA VALUE                 LINCOLN VIPT                  LINCOLN VIPT
                                                   OPPORTUNITIES  LINCOLN VIPT       CORE       LINCOLN VIPT  DELAWARE BOND
                                                   SERVICE CLASS      CORE      SERVICE CLASS  DELAWARE BOND  SERVICE CLASS
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  --------------  ------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2007                      $        --     $ 151,833     $ 3,613,476   $325,383,540   $428,938,186
Changes From Operations:
   - Net investment income (loss)                       (1,500)       (1,325)        (21,254)     9,601,521     15,779,347
   - Net realized gain (loss) on investments             2,616        14,065         330,340       (415,139)      (458,513)
   - Net change in unrealized appreciation or
     depreciation on investments                       (40,266)      (15,944)       (277,420)     1,997,972      1,214,489
                                                   -----------     ---------     -----------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (39,150)       (3,204)         31,666     11,184,354     16,535,323
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                659,019           840         629,775      3,309,219    101,286,354
   - Contract withdrawals and transfers to
     annuity reserves                                   (9,178)       (1,026)        (23,406)   (46,461,121)   (33,755,563)
   - Contract transfers                                203,881      (148,443)     (4,251,511)      (967,410)    12,319,624
                                                   -----------     ---------     -----------   ------------   ------------
                                                       853,722      (148,629)     (3,645,142)   (44,119,312)    79,850,415
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --            --              --         13,816         11,677
   - Annuity Payments                                       --            --              --       (139,648)       (23,855)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --            --              --          1,142          5,262
                                                   -----------     ---------     -----------   ------------   ------------
                                                            --            --              --       (124,690)        (6,916)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              853,722      (148,629)     (3,645,142)   (44,244,002)    79,843,499
                                                   -----------     ---------     -----------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                814,572      (151,833)     (3,613,476)   (33,059,648)    96,378,822
                                                   -----------     ---------     -----------   ------------   ------------
NET ASSETS AT DECEMBER 31, 2007                        814,572            --              --    292,323,892    525,317,008
Changes From Operations:
   - Net investment income (loss)                      (27,621)           --              --      7,235,606     17,449,266
   - Net realized gain (loss) on investments           316,123            --              --     (2,271,700)    (4,195,586)
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,557,973)           --              --    (16,897,124)   (42,956,750)
                                                   -----------     ---------     -----------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,269,471)           --              --    (11,933,218)   (29,703,070)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,349,545            --              --      2,058,588    124,324,970
   - Contract withdrawals and transfers to
     annuity reserves                                 (187,333)           --              --    (40,880,467)   (44,893,604)
   - Contract transfers                              3,149,709            --              --    (16,659,484)    15,675,297
                                                   -----------     ---------     -----------   ------------   ------------
                                                     4,311,921            --              --    (55,481,363)    95,106,663
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --            --              --             --         (9,921)
   - Annuity Payments                                       --            --              --       (207,813)       (14,975)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --            --              --          1,805          4,516
                                                   -----------     ---------     -----------   ------------   ------------
                                                            --            --              --       (206,008)       (20,380)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            4,311,921            --              --    (55,687,371)    95,086,283
                                                   -----------     ---------     -----------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              3,042,450            --              --    (67,620,589)    65,383,213
                                                   -----------     ---------     -----------   ------------   ------------
NET ASSETS AT DECEMBER 31, 2008                    $ 3,857,022     $      --     $        --   $224,703,303   $590,700,221
                                                   ===========     =========     ===========   ============   ============

                                                   LINCOLN VIPT                 LINCOLN VIPT   LINCOLN VIPT
                                                     DELAWARE    LINCOLN VIPT     DELAWARE       DELAWARE
                                                      GROWTH       DELAWARE        SOCIAL        SPECIAL
                                                    AND INCOME      SOCIAL       AWARENESS    OPPORTUNITIES
                                                  SERVICE CLASS    AWARENESS   SERVICE CLASS  SERVICE CLASS
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  -------------  ------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2007                     $ 10,787,344   $ 27,934,321  $ 76,874,132    $        --
Changes From Operations:
   - Net investment income (loss)                      (78,350)      (208,636)     (768,767)         1,674
   - Net realized gain (loss) on investments           198,893      1,469,068     2,698,443         68,498
   - Net change in unrealized appreciation or
     depreciation on investments                       213,752       (845,273)   (1,100,388)      (218,927)
                                                  ------------   ------------  ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     334,295        415,159       829,288       (148,755)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              7,396,980        275,590     6,727,043      1,776,715
   - Contract withdrawals and transfers to
     annuity reserves                                 (541,292)    (2,739,674)   (5,418,555)       (29,080)
   - Contract transfers                              4,472,513       (710,909)   (3,605,335)     1,727,715
                                                  ------------   ------------  ------------    -----------
                                                    11,328,201     (3,174,993)   (2,296,847)     3,475,350
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --            --             --
   - Annuity Payments                                       --         (7,532)       (4,338)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --             (5)        1,701             --
                                                  ------------   ------------  ------------    -----------
                                                            --         (7,537)       (2,637)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           11,328,201     (3,182,530)   (2,299,484)     3,475,350
                                                  ------------   ------------  ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             11,662,496     (2,767,371)   (1,470,196)     3,326,595
                                                  ------------   ------------  ------------    -----------
NET ASSETS AT DECEMBER 31, 2007                     22,449,840     25,166,950    75,403,936      3,326,595
Changes From Operations:
   - Net investment income (loss)                     (134,548)      (152,731)     (655,746)       (29,902)
   - Net realized gain (loss) on investments         1,388,902      1,790,551     4,294,931        (50,854)
   - Net change in unrealized appreciation or
     depreciation on investments                   (11,057,023)    (9,555,409)  (28,529,259)    (3,189,439)
                                                  ------------   ------------  ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (9,802,669)    (7,917,589)  (24,890,074)    (3,270,195)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              3,291,960        474,451     3,651,719      3,797,172
   - Contract withdrawals and transfers to
     annuity reserves                               (1,755,949)    (2,662,709)   (5,284,767)      (451,868)
   - Contract transfers                              3,512,158     (2,124,603)   (5,967,332)     4,904,838
                                                  ------------   ------------  ------------    -----------
                                                     5,048,169     (4,312,861)   (7,600,380)     8,250,142
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --            --             --
   - Annuity Payments                                       --         (6,117)       (3,466)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --              2           977             --
                                                  ------------   ------------  ------------    -----------
                                                            --         (6,115)       (2,489)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            5,048,169     (4,318,976)   (7,602,869)     8,250,142
                                                  ------------   ------------  ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (4,754,500)   (12,236,565)  (32,492,943)     4,979,947
                                                  ------------   ------------  ------------    -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 17,695,340   $ 12,930,385  $ 42,910,993    $ 8,306,542
                                                  ============   ============  ============    ===========

                                                     LINCOLN                                   LINCOLN VIPT
                                                     VIPT FI                    LINCOLN VIPT      GROWTH
                                                  EQUITY-INCOME  LINCOLN VIPT      GROWTH      OPPORTUNITIES
                                                  SERVICE CLASS     GROWTH     SERVICE CLASS   SERVICE CLASS
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                  -------------  ------------  -------------  --------------
NET ASSETS AT JANUARY 1, 2007                     $ 15,800,547    $ 116,096     $ 7,655,941    $ 3,794,567
Changes From Operations:
   - Net investment income (loss)                     (112,964)        (278)        (41,701)       (30,536)
   - Net realized gain (loss) on investments         2,033,455       14,677         942,550        296,067
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,674,791)      (8,994)       (392,026)      (100,716)
                                                  ------------    ---------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     245,700        5,405         508,823        164,815
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              6,341,410           --       1,497,365      1,078,002
   - Contract withdrawals and transfers to
     annuity reserves                                 (973,038)     (13,675)       (115,702)      (112,380)
   - Contract transfers                              1,875,530     (107,826)     (9,546,427)    (4,925,004)
                                                  ------------    ---------     -----------    -----------
                                                     7,243,902     (121,501)     (8,164,764)    (3,959,382)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --           --              --             --
   - Annuity Payments                                       --           --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --           --              --             --
                                                  ------------    ---------     -----------    -----------
                                                            --           --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            7,243,902     (121,501)     (8,164,764)    (3,959,382)
                                                  ------------    ---------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              7,489,602     (116,096)     (7,655,941)    (3,794,567)
                                                  ------------    ---------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2007                     23,290,149           --              --             --
Changes From Operations:
   - Net investment income (loss)                       (2,161)          --              --             --
   - Net realized gain (loss) on investments           (61,336)          --              --             --
   - Net change in unrealized appreciation or
     depreciation on investments                   (11,657,664)          --              --             --
                                                  ------------    ---------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (11,721,161)          --              --             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              6,245,148           --              --             --
   - Contract withdrawals and transfers to
     annuity reserves                               (1,183,307)          --              --             --
   - Contract transfers                              5,062,126           --              --             --
                                                  ------------    ---------     -----------    -----------
                                                    10,123,967           --              --             --
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --           --              --             --
   - Annuity Payments                                       --           --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --           --              --             --
                                                  ------------    ---------     -----------    -----------
                                                            --           --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           10,123,967           --              --             --
                                                  ------------    ---------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,597,194)          --              --             --
                                                  ------------    ---------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 21,692,955    $      --     $        --    $        --
                                                  ============    =========     ===========    ===========

See accompanying notes.

                                                                                 LINCOLN VIPT
                                                                  LINCOLN VIPT     MARSICO                    LINCOLN VIPT
                                                   LINCOLN VIPT  JANUS CAPITAL  INTERNATIONAL   LINCOLN VIPT     MID-CAP
                                                  JANUS CAPITAL   APPRECIATION     GROWTH        MFS VALUE        VALUE
                                                   APPRECIATION  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2007                      $ 4,267,592   $ 16,166,073   $         --   $         --    $        --
Changes From Operations:
   - Net investment income (loss)                      (64,413)      (398,160)        (5,350)        12,604        (55,829)
   - Net realized gain (loss) on investments           472,605        818,493        210,688        (16,475)      (104,253)
   - Net change in unrealized appreciation or
     depreciation on investments                       376,791      3,640,243        439,786        (65,525)    (1,211,196)
                                                   -----------   ------------   ------------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     784,983      4,060,576        645,124        (69,396)    (1,371,278)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 64,950      5,121,889      8,227,618      6,257,451      7,416,950
   - Contract withdrawals and transfers to
     annuity reserves                                 (609,111)    (1,460,952)      (227,019)       (82,722)      (153,587)
   - Contract transfers                                (14,650)    10,631,428     12,034,923      5,217,963      7,908,757
                                                   -----------   ------------   ------------   ------------    -----------
                                                      (558,811)    14,292,365     20,035,522     11,392,692     15,172,120
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --             --             --             --
   - Annuity Payments                                     (386)            --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --             --             --             --             --
                                                   -----------   ------------   ------------   ------------    -----------
                                                          (386)            --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (559,197)    14,292,365     20,035,522     11,392,692     15,172,120
                                                   -----------   ------------   ------------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                225,786     18,352,941     20,680,646     11,323,296     13,800,842
                                                   -----------   ------------   ------------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2007                      4,493,378     34,519,014     20,680,646     11,323,296     13,800,842
Changes From Operations:
   - Net investment income (loss)                      (34,698)      (376,548)      (201,338)       178,545       (246,946)
   - Net realized gain (loss) on investments            88,678       (157,122)      (576,732)       159,319     (1,309,218)
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,855,666)   (15,493,442)   (18,392,610)   (17,543,357)    (6,926,296)
                                                   -----------   ------------   ------------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,801,686)   (16,027,112)   (19,170,680)   (17,205,493)    (8,482,460)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 45,897      7,140,030     15,785,230     24,693,908      6,029,432
   - Contract withdrawals and transfers to
     annuity reserves                                 (377,409)    (2,078,036)    (1,807,837)    (2,248,248)      (748,927)
   - Contract transfers                                 83,221      1,302,610      7,531,683     64,935,897      2,423,055
                                                   -----------   ------------   ------------   ------------    -----------
                                                      (248,291)     6,364,604     21,509,076     87,381,557      7,703,560
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --             --             --             --
   - Annuity Payments                                       --             --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --             --             --             --             --
                                                   -----------   ------------   ------------   ------------    -----------
                                                            --             --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (248,291)     6,364,604     21,509,076     87,381,557      7,703,560
                                                   -----------   ------------   ------------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (2,049,977)    (9,662,508)     2,338,396     70,176,064       (778,900)
                                                   -----------   ------------   ------------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2008                    $ 2,443,401   $ 24,856,506   $ 23,019,042   $ 81,499,360    $13,021,942
                                                   ===========   ============   ============   ============    ===========

                                                                  LINCOLN VIPT
                                                   LINCOLN VIPT     MONDRIAN
                                                     MONDRIAN    INTERNATIONAL                 LINCOLN VIPT
                                                  INTERNATIONAL      VALUE      LINCOLN VIPT   MONEY MARKET
                                                      VALUE      SERVICE CLASS  MONEY MARKET  SERVICE CLASS
                                                    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  -------------  -------------  ------------  -------------
NET ASSETS AT JANUARY 1, 2007                     $ 64,314,382   $164,122,807   $106,534,813  $ 165,087,589
Changes From Operations:
   - Net investment income (loss)                      148,751        310,878      3,804,522      6,410,209
   - Net realized gain (loss) on investments         7,094,743     11,627,857             --             --
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,298,205)     3,830,340             --             --
                                                  ------------   ------------   ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   5,945,289     15,769,075      3,804,522      6,410,209
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                473,909     26,024,940      6,245,700    166,093,451
   - Contract withdrawals and transfers to
     annuity reserves                               (5,063,291)   (10,170,214)   (66,590,478)   (64,453,135)
   - Contract transfers                             (5,573,014)    (9,874,779)    74,264,459        452,718
                                                  ------------   ------------   ------------  -------------
                                                   (10,162,396)     5,979,947     13,919,681    102,093,034
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --          9,743             --             --
   - Annuity Payments                                  (14,461)        (8,252)       (46,915)      (236,157)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 238          2,079             23          2,883
                                                  ------------   ------------   ------------  -------------
                                                       (14,223)         3,570        (46,892)      (233,274)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (10,176,619)     5,983,517     13,872,789    101,859,760
                                                  ------------   ------------   ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (4,231,330)    21,752,592     17,677,311    108,269,969
                                                  ------------   ------------   ------------  -------------
NET ASSETS AT DECEMBER 31, 2007                     60,083,052    185,875,399    124,212,124    273,357,558
Changes From Operations:
   - Net investment income (loss)                    1,203,173      4,127,331        986,977        809,092
   - Net realized gain (loss) on investments         4,979,951     12,711,076            620          1,621
   - Net change in unrealized appreciation or
     depreciation on investments                   (25,878,598)   (83,222,840)            32             86
                                                  ------------   ------------   ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (19,695,474)   (66,384,433)       987,629        810,799
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                153,764     11,465,273      5,182,644    215,182,745
   - Contract withdrawals and transfers to
     annuity reserves                               (5,978,466)   (11,645,771)   (93,777,040)  (110,620,038)
   - Contract transfers                             (6,202,250)   (14,168,269)   141,869,830    240,557,916
                                                  ------------   ------------   ------------  -------------
                                                   (12,026,952)   (14,348,767)    53,275,434    345,120,623
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   557             --        189,575         55,899
   - Annuity Payments                                  (11,826)        (7,487)       (67,758)      (245,792)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                   2          1,084             63          2,869
                                                  ------------   ------------   ------------  -------------
                                                       (11,267)        (6,403)       121,880       (187,024)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (12,038,219)   (14,355,170)    53,397,314    344,933,599
                                                  ------------   ------------   ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (31,733,693)   (80,739,603)    54,384,943    345,744,398
                                                  ------------   ------------   ------------  -------------
NET ASSETS AT DECEMBER 31, 2008                   $ 28,349,359   $105,135,796   $178,597,067  $ 619,101,956
                                                  ============   ============   ============  =============

                                                                    LINCOLN VIPT     LINCOLN VIPT  LINCOLN VIPT
                                                   LINCOLN VIPT         SSgA             SSgA          SSgA
                                                       SSgA          DEVELOPED         EMERGING    INTERNATIONAL
                                                    BOND INDEX   INTERNATIONAL 150   MARKETS 100       INDEX
                                                  SERVICE CLASS    SERVICE CLASS    SERVICE CLASS  SERVICE CLASS
                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                  -------------  -----------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2007                     $         --      $        --      $        --    $        --
Changes From Operations:
   - Net investment income (loss)                           --               --               --             --
   - Net realized gain (loss) on investments                --               --               --             --
   - Net change in unrealized appreciation or
     depreciation on investments                            --               --               --             --
                                                  ------------      -----------      -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                          --               --               --             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                     --               --               --             --
   - Contract withdrawals and transfers to
     annuity reserves                                       --               --               --             --
   - Contract transfers                                     --               --               --             --
                                                  ------------      -----------      -----------    -----------
                                                            --               --               --             --
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --               --               --             --
   - Annuity Payments                                       --               --               --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --               --               --             --
                                                  ------------      -----------      -----------    -----------
                                                            --               --               --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                   --               --               --             --
                                                  ------------      -----------      -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     --               --               --             --
                                                  ------------      -----------      -----------    -----------
NET ASSETS AT DECEMBER 31, 2007                             --               --               --             --
Changes From Operations:
   - Net investment income (loss)                       15,055           88,100           27,704         66,181
   - Net realized gain (loss) on investments            69,343          (69,873)         (66,298)      (162,335)
   - Net change in unrealized appreciation or
     depreciation on investments                     4,584,010       (1,245,887)      (1,274,885)    (1,492,100)
                                                  ------------      -----------      -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   4,668,408       (1,227,660)      (1,313,479)    (1,588,254)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             58,677,833        9,359,094        7,785,437     13,030,212
   - Contract withdrawals and transfers to
     annuity reserves                               (1,590,272)        (171,077)        (144,722)      (241,763)
   - Contract transfers                             64,768,390        9,161,657        7,852,612     11,032,394
                                                  ------------      -----------      -----------    -----------
                                                   121,855,951       18,349,674       15,493,327     23,820,843
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --               --               --             --
   - Annuity Payments                                       --               --               --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --               --               --             --
                                                  ------------      -----------      -----------    -----------
                                                            --               --               --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          121,855,951       18,349,674       15,493,327     23,820,843
                                                  ------------      -----------      -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            126,524,359       17,122,014       14,179,848     22,232,589
                                                  ------------      -----------      -----------    -----------
NET ASSETS AT DECEMBER 31, 2008                   $126,524,359      $17,122,014      $14,179,848    $22,232,589
                                                  ============      ===========      ===========    ===========

See accompanying notes.

                                                                                                LINCOLN VIPT
                                                   LINCOLN VIPT                 LINCOLN VIPT        SSgA         LINCOLN VIPT
                                                       SSgA       LINCOLN VIPT      SSgA         SMALL-CAP           SSgA
                                                  LARGE CAP 100       SSGA      S&P 500 INDEX      INDEX      SMALL-MID CAP 200
                                                  SERVICE CLASS  S&P 500 INDEX  SERVICE CLASS  SERVICE CLASS    SERVICE CLASS
                                                    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                  -------------  -------------  -------------  -------------  -----------------
NET ASSETS AT JANUARY 1, 2007                      $        --     $      --    $         --    $        --      $        --
Changes From Operations:
   - Net investment income (loss)                           --           325           2,702         (4,857)              --
   - Net realized gain (loss) on investments                --           248        (152,089)        (3,497)              --
   - Net change in unrealized appreciation or
     depreciation on investments                            --        (5,372)       (358,828)      (291,716)              --
                                                   -----------     ---------    ------------    -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                          --        (4,799)       (508,215)      (300,070)              --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                     --           420      13,908,189      4,962,567               --
   - Contract withdrawals and transfers to
     annuity reserves                                       --        (4,076)       (232,444)      (104,044)              --
   - Contract transfers                                     --       268,435       6,287,517      2,149,893               --
                                                   -----------     ---------    ------------    -----------      -----------
                                                            --       264,779      19,963,262      7,008,416               --
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --            --              --             --               --
   - Annuity Payments                                       --            --              --             --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --            --              --             --               --
                                                   -----------     ---------    ------------    -----------      -----------
                                                            --            --              --             --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                   --       264,779      19,963,262      7,008,416               --
                                                   -----------     ---------    ------------    -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     --       259,980      19,455,047      6,708,346               --
                                                   -----------     ---------    ------------    -----------      -----------
NET ASSETS AT DECEMBER 31, 2007                             --       259,980      19,455,047      6,708,346               --
Changes From Operations:
   - Net investment income (loss)                       (9,596)       13,373       1,263,865        (50,713)          24,417
   - Net realized gain (loss) on investments          (362,864)      (30,802)     (1,682,975)       547,789         (163,611)
   - Net change in unrealized appreciation or
     depreciation on investments                    (2,565,962)     (147,015)    (15,387,895)    (6,433,069)      (1,010,798)
                                                   -----------     ---------    ------------    -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (2,938,422)     (164,444)    (15,807,005)    (5,935,993)      (1,149,992)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             18,122,525           941      37,360,399     11,411,652        5,383,888
   - Contract withdrawals and transfers to
     annuity reserves                                 (336,370)      (17,623)     (6,990,796)      (734,700)        (274,398)
   - Contract transfers                             18,154,488       417,835      30,879,512     12,348,696        6,040,019
                                                   -----------     ---------    ------------    -----------      -----------
                                                    35,940,643       401,153      61,249,115     23,025,648       11,149,509
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --            --              --             --               --
   - Annuity Payments                                       --            --              --             --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --            --              --             --               --
                                                   -----------     ---------    ------------    -----------      -----------
                                                            --            --              --             --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           35,940,643       401,153      61,249,115     23,025,648       11,149,509
                                                   -----------     ---------    ------------    -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             33,002,221       236,709      45,442,110     17,089,655        9,999,517
                                                   -----------     ---------    ------------    -----------      -----------
NET ASSETS AT DECEMBER 31, 2008                    $33,002,221     $ 496,689    $ 64,897,157    $23,798,001      $ 9,999,517
                                                   ===========     =========    ============    ===========      ===========

                                                                                 LINCOLN VIPT
                                                                  LINCOLN VIPT  T. ROWE PRICE
                                                   LINCOLN VIPT  T. ROWE PRICE    STRUCTURED   LINCOLN VIPT
                                                  T. ROWE PRICE    STRUCTURED      MID-CAP       TEMPLETON
                                                   GROWTH STOCK     MID-CAP         GROWTH         GROWTH
                                                  SERVICE CLASS     GROWTH      SERVICE CLASS  SERVICE CLASS
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2007                      $        --    $ 2,284,009    $11,235,624   $         --
Changes From Operations:
   - Net investment income (loss)                      (23,912)       (41,580)      (237,252)       328,728
   - Net realized gain (loss) on investments            13,545        121,629        660,790        (38,228)
   - Net change in unrealized appreciation or
     depreciation on investments                       (40,879)       181,714        868,489       (809,786)
                                                   -----------    -----------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (51,246)       261,763      1,292,027       (519,286)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              4,594,700         12,795      5,498,894     36,632,607
   - Contract withdrawals and transfers to
     annuity reserves                                  (43,135)       (59,184)      (618,609)      (433,735)
   - Contract transfers                              2,225,750        246,539          3,320      9,877,215
                                                   -----------    -----------    -----------   ------------
                                                     6,777,315        200,150      4,883,605     46,076,087
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --             --             --
   - Annuity Payments                                       --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --             --             --             --
                                                   -----------    -----------    -----------   ------------
                                                            --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            6,777,315        200,150      4,883,605     46,076,087
                                                   -----------    -----------    -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              6,726,069        461,913      6,175,632     45,556,801
                                                   -----------    -----------    -----------   ------------
NET ASSETS AT DECEMBER 31, 2007                      6,726,069      2,745,922     17,411,256     45,556,801
Changes From Operations:
   - Net investment income (loss)                     (149,217)       (33,936)      (296,299)       430,642
   - Net realized gain (loss) on investments          (565,679)        67,911       (569,123)       127,797
   - Net change in unrealized appreciation or
     depreciation on investments                    (4,427,637)    (1,109,581)    (8,563,548)   (32,776,014)
                                                   -----------    -----------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (5,142,533)    (1,075,606)    (9,428,970)   (32,217,575)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              4,606,801         15,431      5,960,772     33,029,448
   - Contract withdrawals and transfers to
     annuity reserves                                 (355,187)      (253,612)      (972,898)    (2,713,747)
   - Contract transfers                              4,183,032        (42,002)       847,503     24,101,428
                                                   -----------    -----------    -----------   ------------
                                                     8,434,646       (280,183)     5,835,377     54,417,129
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --             --             --
   - Annuity Payments                                       --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --             --             --             --
                                                   -----------    -----------    -----------   ------------
                                                            --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            8,434,646       (280,183)     5,835,377     54,417,129
                                                   -----------    -----------    -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              3,292,113     (1,355,789)    (3,593,593)    22,199,554
                                                   -----------    -----------    -----------   ------------
NET ASSETS AT DECEMBER 31, 2008                    $10,018,182    $ 1,390,133    $13,817,663   $ 67,756,355
                                                   ===========    ===========    ===========   ============

                                                  LINCOLN VIPT                 LINCOLN VIPT
                                                     TURNER      LINCOLN VIPT       UBS       LINCOLN VIPT
                                                     MID-CAP         UBS       GLOBAL ASSET   WILSHIRE 2010
                                                     GROWTH      GLOBAL ASSET   ALLOCATION       PROFILE
                                                  SERVICE CLASS   ALLOCATION   SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  -------------  ------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2007                      $        --   $ 39,013,663  $ 31,324,052    $        --
Changes From Operations:
   - Net investment income (loss)                      (55,225)       (39,319)      (80,189)        (2,927)
   - Net realized gain (loss) on investments          (124,145)     2,730,547     2,512,840          2,872
   - Net change in unrealized appreciation or
     depreciation on investments                       270,519     (1,023,294)     (927,488)        23,314
                                                   -----------   ------------  ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      91,149      1,667,934     1,505,163         23,259
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              7,037,192        434,692    23,794,071        836,711
   - Contract withdrawals and transfers to
     annuity reserves                                 (143,471)    (2,882,548)   (2,320,050)       (22,490)
   - Contract transfers                              5,048,351     (2,037,038)    5,086,140        443,268
                                                   -----------   ------------  ------------    -----------
                                                    11,942,072     (4,484,894)   26,560,161      1,257,489
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --            --             --
   - Annuity Payments                                       --        (10,535)           --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --            (11)           --             --
                                                   -----------   ------------  ------------    -----------
                                                            --        (10,546)           --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           11,942,072     (4,495,440)   26,560,161      1,257,489
                                                   -----------   ------------  ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             12,033,221     (2,827,506)   28,065,324      1,280,748
                                                   -----------   ------------  ------------    -----------
NET ASSETS AT DECEMBER 31, 2007                     12,033,221     36,186,157    59,389,376      1,280,748
Changes From Operations:
   - Net investment income (loss)                     (243,194)     1,032,850     2,581,405         20,571
   - Net realized gain (loss) on investments         1,016,357      1,133,305     2,191,273       (259,361)
   - Net change in unrealized appreciation or
     depreciation on investments                    (9,682,868)   (11,882,602)  (27,104,014)    (1,118,364)
                                                   -----------   ------------  ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (8,909,705)    (9,716,447)  (22,331,336)    (1,357,154)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              6,178,335        209,455    10,883,453      3,014,218
   - Contract withdrawals and transfers to
     annuity reserves                                 (737,467)    (2,459,155)   (4,307,106)      (933,265)
   - Contract transfers                              1,688,300     (8,884,123)   (1,711,934)     3,870,629
                                                   -----------   ------------  ------------    -----------
                                                     7,129,168    (11,133,823)    4,864,413      5,951,582
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --            --             --
   - Annuity Payments                                       --         (6,181)           --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --             12            --             --
                                                   -----------   ------------  ------------    -----------
                                                            --         (6,169)           --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            7,129,168    (11,139,992)    4,864,413      5,951,582
                                                   -----------   ------------  ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,780,537)   (20,856,439)  (17,466,923)     4,594,428
                                                   -----------   ------------  ------------    -----------
NET ASSETS AT DECEMBER 31, 2008                    $10,252,684   $ 15,329,718  $ 41,922,453    $ 5,875,176
                                                   ===========   ============  ============    ===========

See accompanying notes.

                                                                                                LINCOLN VIPT   LINCOLN VIPT
                                                  LINCOLN VIPT    LINCOLN VIPT  LINCOLN VIPT      WILSHIRE       WILSHIRE
                                                  WILSHIRE 2020  WILSHIRE 2030  WILSHIRE 2040    AGGRESSIVE    CONSERVATIVE
                                                     PROFILE        PROFILE        PROFILE        PROFILE        PROFILE
                                                  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2007                      $        --    $        --    $        --   $ 58,537,754   $ 78,175,548
Changes From Operations:
   - Net investment income (loss)                       (4,284)        (3,040)           (30)      (844,135)       211,595
   - Net realized gain (loss) on investments            (2,146)           162             22      3,530,945      2,545,698
   - Net change in unrealized appreciation or
     depreciation on investments                        27,482         15,491         (5,328)     3,392,713      2,903,120
                                                   -----------    -----------    -----------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      21,052         12,613         (5,336)     6,079,523      5,660,413
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,288,525        811,235        393,881     50,186,340     56,570,256
   - Contract withdrawals and transfers to
     annuity reserves                                  (21,304)       (19,660)       (16,876)    (5,525,089)    (9,589,045)
   - Contract transfers                                879,681        129,934         25,510      3,947,931     23,138,701
                                                   -----------    -----------    -----------   ------------   ------------
                                                     2,146,902        921,509        402,515     48,609,182     70,119,912
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --             --             --             --
   - Annuity Payments                                       --             --             --             --       (561,293)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --             --             --             --           (392)
                                                   -----------    -----------    -----------   ------------   ------------
                                                            --             --             --             --       (561,685)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            2,146,902        921,509        402,515     48,609,182     69,558,227
                                                   -----------    -----------    -----------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              2,167,954        934,122        397,179     54,688,705     75,218,640
                                                   -----------    -----------    -----------   ------------   ------------
NET ASSETS AT DECEMBER 31, 2007                      2,167,954        934,122        397,179    113,226,459    153,394,188
Changes From Operations:
   - Net investment income (loss)                       (4,638)       (23,282)       (43,669)    (1,335,270)       541,368
   - Net realized gain (loss) on investments          (387,779)      (236,416)      (514,358)      (332,480)    (1,904,488)
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,963,209)    (1,215,967)      (836,406)   (46,287,942)   (42,816,739)
                                                   -----------    -----------    -----------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (2,355,626)    (1,475,665)    (1,394,433)   (47,955,692)   (44,179,859)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              6,327,127      3,417,178      2,534,416     17,712,994     55,779,105
   - Contract withdrawals and transfers to
     annuity reserves                                 (231,353)      (146,023)      (108,638)   (13,344,366)   (15,037,161)
   - Contract transfers                              3,576,618      1,832,099      1,897,776        652,018     49,721,183
                                                   -----------    -----------    -----------   ------------   ------------
                                                     9,672,392      5,103,254      4,323,554      5,020,646     90,463,127
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --             --             --             --
   - Annuity Payments                                       --             --             --             --       (479,560)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --             --             --             --            146
                                                   -----------    -----------    -----------   ------------   ------------
                                                            --             --             --             --       (479,414)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            9,672,392      5,103,254      4,323,554      5,020,646     89,983,713
                                                   -----------    -----------    -----------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              7,316,766      3,627,589      2,929,121    (42,935,046)    45,803,854
                                                   -----------    -----------    -----------   ------------   ------------
NET ASSETS AT DECEMBER 31, 2008                    $ 9,484,720    $ 4,561,711    $ 3,326,300   $ 70,291,413   $199,198,042
                                                   ===========    ===========    ===========   ============   ============

                                                                  LINCOLN VIPT
                                                  LINCOLN VIPT      WILSHIRE
                                                    WILSHIRE       MODERATELY
                                                    MODERATE       AGGRESSIVE   LORD ABBETT     MFS VIT
                                                     PROFILE        PROFILE      ALL VALUE    CORE EQUITY
                                                  SERVICE CLASS  SERVICE CLASS    CLASS VC   SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  -------------  -------------  -----------  -------------
NET ASSETS AT JANUARY 1, 2007                     $ 367,914,736  $ 246,977,890    $    --     $ 6,464,047
Changes From Operations:
   - Net investment income (loss)                    (2,454,920)      (648,637)        --         (99,789)
   - Net realized gain (loss) on investments          8,039,253      7,179,953         --         390,630
   - Net change in unrealized appreciation or
     depreciation on investments                     25,707,114     16,061,556         --         281,063
                                                  -------------  -------------    -------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   31,291,447     22,592,872         --         571,904
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             213,170,146    175,593,651         --          70,960
   - Contract withdrawals and transfers to
     annuity reserves                               (29,610,958)   (14,021,762)        --        (610,399)
   - Contract transfers                              59,345,033     37,928,739         --        (421,536)
                                                  -------------  -------------    -------     -----------
                                                    242,904,221    199,500,628         --        (960,975)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                272,484             --         --              --
   - Annuity Payments                                   (51,018)       (48,672)        --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 (338)           (37)        --              --
                                                  -------------  -------------    -------     -----------
                                                        221,128        (48,709)        --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           243,125,349    199,451,919         --        (960,975)
                                                  -------------  -------------    -------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             274,416,796    222,044,791         --        (389,071)
                                                  -------------  -------------    -------     -----------
NET ASSETS AT DECEMBER 31, 2007                     642,331,532    469,022,681         --       6,074,976
Changes From Operations:
   - Net investment income (loss)                       730,852     (4,269,388)        35         (55,986)
   - Net realized gain (loss) on investments          6,109,434     (1,352,101)        46          98,509
   - Net change in unrealized appreciation or
     depreciation on investments                   (239,365,028)  (194,451,703)     1,145      (2,270,197)
                                                  -------------  -------------    -------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (232,524,742)  (200,073,192)     1,226      (2,227,674)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             205,373,356    146,004,570     31,239          28,544
   - Contract withdrawals and transfers to
     annuity reserves                               (46,086,485)   (38,193,909)        --        (472,131)
   - Contract transfers                              84,966,932     31,891,301         --        (361,363)
                                                  -------------  -------------    -------     -----------
                                                    244,253,803    139,701,962     31,239        (804,950)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                     --             --         --              --
   - Annuity Payments                                   (53,320)       (41,309)        --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  540              9         --              --
                                                  -------------  -------------    -------     -----------
                                                        (52,780)       (41,300)        --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           244,201,023    139,660,662     31,239        (804,950)
                                                  -------------  -------------    -------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              11,676,281    (60,412,530)    32,465      (3,032,624)
                                                  -------------  -------------    -------     -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 654,007,813  $ 408,610,151    $32,465     $ 3,042,352
                                                  =============  =============    =======     ===========

                                                                  MFS VIT                      MFS VIT
                                                     MFS VIT       GROWTH        MFS VIT     TOTAL RETURN
                                                     GROWTH    SERVICE CLASS  TOTAL RETURN  SERVICE CLASS
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  -----------  -------------  ------------  -------------
NET ASSETS AT JANUARY 1, 2007                     $ 7,517,503   $10,083,571   $ 40,422,820  $322,763,764
Changes From Operations:
   - Net investment income (loss)                    (101,033)     (173,687)       453,109     2,179,089
   - Net realized gain (loss) on investments         (470,617)      991,847      2,653,151    12,458,039
   - Net change in unrealized appreciation or
     depreciation on investments                    1,833,003       996,122     (1,948,416)   (7,457,600)
                                                  -----------   -----------   ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,261,353     1,814,282      1,157,844     7,179,528
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                28,133       169,801        513,856    44,289,076
   - Contract withdrawals and transfers to
     annuity reserves                              (1,411,659)   (1,195,660)    (7,425,686)  (26,742,541)
   - Contract transfers                              (619,503)      (44,744)    (3,413,223)     (797,851)
                                                  -----------   -----------   ------------  ------------
                                                   (2,003,029)   (1,070,603)   (10,325,053)   16,748,684
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --            --             --            --
   - Annuity Payments                                  (3,806)       (4,582)       (23,603)      (30,148)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                              2,604            (3)          (300)          455
                                                  -----------   -----------   ------------  ------------
                                                       (1,202)       (4,585)       (23,903)      (29,693)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (2,004,231)   (1,075,188)   (10,348,956)   16,718,991
                                                  -----------   -----------   ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (742,878)      739,094     (9,191,112)   23,898,519
                                                  -----------   -----------   ------------  ------------
NET ASSETS AT DECEMBER 31, 2007                     6,774,625    10,822,665     31,231,708   346,662,283
Changes From Operations:
   - Net investment income (loss)                     (59,635)     (131,579)       449,997     3,660,186
   - Net realized gain (loss) on investments         (476,942)      455,674      1,333,637    12,633,485
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,653,009)   (4,070,798)    (7,967,199)  (96,863,172)
                                                  -----------   -----------   ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (2,189,586)   (3,746,703)    (6,183,565)  (80,569,501)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 9,459       536,442        118,456    21,968,399
   - Contract withdrawals and transfers to
     annuity reserves                              (1,152,498)     (910,285)    (4,680,244)  (30,245,625)
   - Contract transfers                              (364,253)     (655,651)    (3,183,026)   (1,249,231)
                                                  -----------   -----------   ------------  ------------
                                                   (1,507,292)   (1,029,494)    (7,744,814)   (9,526,457)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                               (4,853)           --             --            --
   - Annuity Payments                                  (1,252)       (7,943)       (14,812)      (22,544)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                             (5,120)           --             53           464
                                                  -----------   -----------   ------------  ------------
                                                      (11,225)       (7,943)       (14,759)      (22,080)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (1,518,517)   (1,037,437)    (7,759,573)   (9,548,537)
                                                  -----------   -----------   ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (3,708,103)   (4,784,140)   (13,943,138)  (90,118,038)
                                                  -----------   -----------   ------------  ------------
NET ASSETS AT DECEMBER 31, 2008                   $ 3,066,522   $ 6,038,525   $ 17,288,570  $256,544,245
                                                  ===========   ===========   ============  ============

See accompanying notes.

                                                                   MFS VIT         NB AMT
                                                     MFS VIT      UTILITIES       MID-CAP        NB AMT
                                                    UTILITIES   SERVICE CLASS     GROWTH         REGENCY
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  ------------  -------------  -------------  ------------
NET ASSETS AT JANUARY 1, 2007                     $ 34,300,683  $ 137,578,687  $  90,256,338  $132,629,385
Changes From Operations:
   - Net investment income (loss)                     (141,284)    (1,877,734)    (1,800,592)   (1,615,516)
   - Net realized gain (loss) on investments         6,254,135     19,199,561      6,430,815     7,520,286
   - Net change in unrealized appreciation or
     depreciation on investments                     1,895,815     25,228,694     14,951,317    (3,699,995)
                                                  ------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   8,008,666     42,550,521     19,581,540     2,204,775
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                169,134     60,599,558     10,178,399     7,846,684
   - Contract withdrawals and transfers to
     annuity reserves                               (8,619,160)   (12,952,541)    (8,151,499)  (10,376,473)
   - Contract transfers                             (1,123,251)    38,727,874      2,769,649   (10,129,046)
                                                  ------------  -------------  -------------  ------------
                                                    (9,573,277)    86,374,891      4,796,549   (12,658,835)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                               105,457          9,743             --            --
   - Annuity Payments                                  (38,027)       (14,954)       (11,442)       (9,749)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               2,071            246            708            22
                                                  ------------  -------------  -------------  ------------
                                                        69,501         (4,965)       (10,734)       (9,727)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (9,503,776)    86,369,926      4,785,815   (12,668,562)
                                                  ------------  -------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,495,110)   128,920,447     24,367,355   (10,463,787)
                                                  ------------  -------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2007                     32,805,573    266,499,134    114,623,693   122,165,598
Changes From Operations:
   - Net investment income (loss)                       42,109       (888,243)    (1,374,903)     (444,130)
   - Net realized gain (loss) on investments         5,061,233     25,083,916      3,913,192    (1,041,823)
   - Net change in unrealized appreciation or
     depreciation on investments                   (15,665,959)  (133,944,588)   (47,982,186)  (46,851,122)
                                                  ------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (10,562,617)  (109,748,915)   (45,443,897)  (48,337,075)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 44,700     38,620,980      1,002,401       941,253
   - Contract withdrawals and transfers to
     annuity reserves                               (4,826,548)   (18,145,949)    (7,721,070)   (8,568,846)
   - Contract transfers                             (1,683,316)   (18,117,014)   (11,087,658)  (14,032,890)
                                                  ------------  -------------  -------------  ------------
                                                    (6,465,164)     2,358,017    (17,806,327)  (21,660,483)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   319         40,399             --        44,570
   - Annuity Payments                                  (12,625)       (22,991)        (9,265)      (17,120)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               1,675            218            359            17
                                                  ------------  -------------  -------------  ------------
                                                       (10,631)        17,626         (8,906)       27,467
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (6,475,795)     2,375,643    (17,815,233)  (21,633,016)
                                                  ------------  -------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (17,038,412)  (107,373,272)   (63,259,130)  (69,970,091)
                                                  ------------  -------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2008                   $ 15,767,161  $ 159,125,862  $  51,364,563  $ 52,195,507
                                                  ============  =============  =============  ============

                                                   OPPENHEIMER    PUTNAM VT    PUTNAM VT   VAN KAMPEN
                                                      GLOBAL       GROWTH &      HEALTH      CAPITAL
                                                    SECURITIES     INCOME       SCIENCES     GROWTH
                                                  SERVICE CLASS    CLASS IB     CLASS IB    CLASS II
                                                    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                                  -------------  -----------  -----------  ----------
NET ASSETS AT JANUARY 1, 2007                        $    --     $ 7,357,174  $ 7,443,615    $   --
Changes From Operations:
   - Net investment income (loss)                         --         (18,335)     (48,697)       --
   - Net realized gain (loss) on investments              --       1,291,374      457,374        --
   - Net change in unrealized appreciation or
     depreciation on investments                          --      (1,727,719)    (477,929)       --
                                                     -------     -----------  -----------    ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        --        (454,680)     (69,252)       --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --          51,136       97,431        --
   - Contract withdrawals and transfers to
     annuity reserves                                     --        (983,210)  (1,163,329)       --
   - Contract transfers                                   --        (295,126)    (992,618)       --
                                                     -------     -----------  -----------    ------
                                                          --      (1,227,200)  (2,058,516)       --
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --              --           --        --
   - Annuity Payments                                     --          (1,795)          --        --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              (1)          --        --
                                                     -------     -----------  -----------    ------
                                                          --          (1,796)          --        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 --      (1,228,996)  (2,058,516)       --
                                                     -------     -----------  -----------    ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   --      (1,683,676)  (2,127,768)       --
                                                     -------     -----------  -----------    ------
NET ASSETS AT DECEMBER 31, 2007                           --       5,673,498    5,315,847        --
Changes From Operations:
   - Net investment income (loss)                         (2)         25,979      (79,089)       (2)
   - Net realized gain (loss) on investments              --         301,335       86,551        --
   - Net change in unrealized appreciation or
     depreciation on investments                         366      (2,324,824)  (1,055,167)      234
                                                     -------     -----------  -----------    ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       364      (1,997,510)  (1,047,705)      232
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                9,802          49,588        6,536     8,503
   - Contract withdrawals and transfers to
     annuity reserves                                     --        (687,606)    (828,630)       --
   - Contract transfers                                   --        (402,741)   1,560,574        --
                                                     -------     -----------  -----------    ------
                                                       9,802      (1,040,759)     738,480     8,503
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --              --           --        --
   - Annuity Payments                                     --          (1,503)          --        --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              --           --        --
                                                     -------     -----------  -----------    ------
                                                          --          (1,503)          --        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              9,802      (1,042,262)     738,480     8,503
                                                     -------     -----------  -----------    ------
TOTAL INCREASE (DECREASE) IN NET ASSETS               10,166      (3,039,772)    (309,225)    8,735
                                                     -------     -----------  -----------    ------
NET ASSETS AT DECEMBER 31, 2008                      $10,166     $ 2,633,726  $ 5,006,622    $8,735
                                                     =======     ===========  ===========    ======

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

1. ACCOUNTING POLICIES AND ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Variable Annuity Account N (Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The operations of the Variable Account, which commenced on November 24, 1998, are part of the operations of the Company. The Variable Account consists of fifteen products. The available products are as follows:

     -    Lincoln ChoicePlus

     -    Lincoln ChoicePlus Access

     -    Lincoln ChoicePlus Bonus

     -    Lincoln ChoicePlus II

     -    Lincoln ChoicePlus II Access

     -    Lincoln ChoicePlus II Advance

     -    Lincoln ChoicePlus II Bonus

     -    Lincoln ChoicePlus Design

     -    Lincoln ChoicePlus Assurance A Share

     -    Lincoln ChoicePlus Assurance B Share

     -    Lincoln ChoicePlus Assurance Bonus

     -    Lincoln ChoicePlus Assurance C Share

     -    Lincoln ChoicePlus Assurance L Share

     -    Lincoln ChoicePlus Assurance A Class

     -    Lincoln ChoicePlus Assurance B Class

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one hundred eleven available mutual funds (the Funds) of seventeen diversified open-end manage-ment investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
   AIM V.I. Capital Appreciation Fund
   AIM V.I. Capital Appreciation Class II Fund
   AIM V.I. Core Equity Fund
   AIM V.I. Core Equity Class II Fund
   AIM V.I. International Growth Fund
   AIM V.I. International Growth Class II Fund

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Technology Class B Fund
   ABVPSF Growth and Income Class B Fund
   ABVPSF International Value Class B Fund
   ABVPSF Large Cap Growth Class B Fund
   ABVPSF Small/Mid Cap Value Class B Fund

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection (Class 2)

American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Global Small Capitalization Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund

Delaware VIP Trust (Delaware VIPT)*:
   Delaware VIPT Capital Reserves Service Class Series
   Delaware VIPT Diversified Income Service Class Series
   Delaware VIPT Emerging Markets Service Class Series
   Delaware VIPT High Yield Series
   Delaware VIPT High Yield Service Class Series
   Delaware VIPT International Value Equity Series
   Delaware VIPT REIT Series
   Delaware VIPT REIT Service Class Series
   Delaware VIPT Small Cap Value Series
   Delaware VIPT Small Cap Value Service Class Series
   Delaware VIPT Trend Series
   Delaware VIPT Trend Service Class Series
   Delaware VIPT U.S. Growth Service Class Series
   Delaware VIPT Value Series
   Delaware VIPT Value Service Class Series

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Equity 500 Index Fund
   DWS VIP Equity 500 Index Service Class Fund
   DWS VIP Small Cap Index Fund
   DWS VIP Small Cap Index Service Class Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Equity-Income Portfolio
   Fidelity VIP Equity-Income Service Class 2 Portfolio
   Fidelity VIP Growth Portfolio
   Fidelity VIP Growth Service Class 2 Portfolio
   Fidelity VIP Mid Cap Service Class 2 Portfolio
   Fidelity VIP Overseas Portfolio
   Fidelity VIP Overseas Service Class 2 Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 2 Fund
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund
   FTVIPT Mutual Shares Securities Class 2 Fund
   FTVIPT Templeton Global Income Securities Class 2 Fund
   FTVIPT Templeton Growth Securities Class 2 Fund

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
   Goldman Sachs VIT Growth & Income Service Class Fund

Janus Aspen Series:
   Janus Aspen Series Balanced Service Shares Portfolio
   Janus Aspen Series Mid Cap Growth Service Shares Portfolio
   Janus Aspen Series Worldwide Growth Service Shares Portfolio

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
   Lincoln VIPT Baron Growth Opportunities Service Class Fund
   Lincoln VIPT Capital Growth Service Class Fund
   Lincoln VIPT Cohen & Steers Global Real Estate Service Class Fund Lincoln VIPT Columbia Value Opportunities Service Class Fund
   Lincoln VIPT Delaware Bond Fund
   Lincoln VIPT Delaware Bond Service Class Fund
   Lincoln VIPT Delaware Growth and Income Service Class Fund
   Lincoln VIPT Delaware Social Awareness Fund
   Lincoln VIPT Delaware Social Awareness Service Class Fund
   Lincoln VIPT Delaware Special Opportunities Service Class Fund
   Lincoln VIPT FI Equity-Income Service Class Fund
   Lincoln VIPT Janus Capital Appreciation Fund
   Lincoln VIPT Janus Capital Appreciation Service Class Fund
   Lincoln VIPT Marsico International Growth Service Class Fund
   Lincoln VIPT MFS Value Service Class Fund
   Lincoln VIPT Mid-Cap Value Service Class Fund
   Lincoln VIPT Mondrian International Value Fund
   Lincoln VIPT Mondrian International Value Service Class Fund
   Lincoln VIPT Money Market Fund
   Lincoln VIPT Money Market Service Class Fund
   Lincoln VIPT SSgA Bond Index Service Class Fund
   Lincoln VIPT SSgA Developed International 150 Service Class Fund Lincoln VIPT SSgA Emerging Markets 100 Service Class Fund
   Lincoln VIPT SSgA International Index Service Class Fund
   Lincoln VIPT SSgA Large Cap 100 Service Class Fund
   Lincoln VIPT SSgA S&P 500 Index Fund
   Lincoln VIPT SSgA S&P 500 Index Service Class Fund
   Lincoln VIPT SSgA Small-Cap Index Service Class Fund
   Lincoln VIPT SSgA Small-Mid Cap 200 Service Class Fund
   Lincoln VIPT T. Rowe Price Growth Stock Service Class Fund
   Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
   Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class Fund Lincoln VIPT Templeton Growth Service Class Fund
   Lincoln VIPT Turner Mid-Cap Growth Service Class Fund
   Lincoln VIPT UBS Global Asset Allocation Fund
   Lincoln VIPT UBS Global Asset Allocation Service Class Fund
   Lincoln VIPT Wilshire 2010 Profile Service Class Fund
   Lincoln VIPT Wilshire 2020 Profile Service Class Fund
   Lincoln VIPT Wilshire 2030 Profile Service Class Fund
   Lincoln VIPT Wilshire 2040 Profile Service Class Fund
   Lincoln VIPT Wilshire Aggressive Profile Service Class Fund
   Lincoln VIPT Wilshire Conservative Profile Service Class Fund
   Lincoln VIPT Wilshire Moderate Profile Service Class Fund
   Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class Fund

Lord Abbett Securities Trust (Lord Abbett):
   Lord Abbett All Value Class VC Fund

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Service Class Series
   MFS VIT Growth Series
   MFS VIT Growth Service Class Series
   MFS VIT Total Return Series
   MFS VIT Total Return Service Class Series
   MFS VIT Utilities Series
   MFS VIT Utilities Service Class Series

Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid-Cap Growth Portfolio
   NB AMT Regency Portfolio

Oppenheimer Variable Account Funds (Oppenheimer):
   Oppenheimer Global Securities Service Class Fund/VA

Putnam Variable Trust (Putnam VT):
   Putnam VT Growth & Income Class IB Fund
   Putnam VT Health Sciences Class IB Fund

Van Kampen Universal Institutional Funds (Van Kampen):
   Van Kampen Capital Growth Class II Portfolio

*    Denotes an affiliate of The Lincoln National Life Insurance Company

Investments in the Funds are stated at the closing net asset value per share on December 31, 2008, which approximates fair value. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

Effective January 1, 2008, the Variable Account adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Separate Account's investments in the Funds are valued within the above FAS 157 fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Adoption of FAS 157 had no effect on the recorded amounts of the Funds in the Variable Account.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the exdividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance com-pany" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 3%, 4%, 5% or 6%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 3%, 4%, 5% or 6%.

INVESTMENT FUND CHANGES: During 2007, the Lincoln VIPT Capital Growth Service Class Fund, the Lincoln VIPT Cohen & Steers Global Real Estate Service Class Fund, the Lincoln VIPT Delaware Special Opportunities Service Class Fund, the Lincoln VIPT Marsico International Growth Service Class Fund, the Lincoln VIPT MFS Value Service Class Fund, the Lincoln VIPT Mid-Cap Growth Service Class Fund, the Lincoln VIPT Mid-Cap Value Service Class Fund, the Lincoln VIPT S&P 500 Index Fund, the Lincoln VIPT S&P 500 Index Service Class Fund, the Lincoln VIPT Small-Cap Index Service Class Fund, the Lincoln VIPT T. Rowe Price Growth Stock Service Class Fund, the Lincoln VIPT Templeton Growth Service Class Fund, the Lincoln VIPT Value Opportunities Service Class Fund, the Lincoln VIPT Wilshire 2010 Profile Service Class Fund, the Lincoln VIPT Wilshire 2020 Profile Service Class Fund, the Lincoln VIPT Wilshire 2030 Profile Service Class Fund and the Lincoln VIPT Wilshire 2040 Profile Service Class Fund became available as investment options for Account Contract owners. Accordingly, the 2007 state-ment of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of opera-tions to December 31, 2007.

Also during 2007 the following funds changed their names:

PREVIOUS FUND NAME                                              NEW FUND NAME
-------------------------------------------------------------   ---------------------------------------------------------
Baron Capital Asset Fund                                        Lincoln VIPT Baron Growth Opportunities Service Class Fund
Lincoln VIPT Bond Fund                                          Lincoln VIPT Delaware Bond Fund
Lincoln VIPT Bond Service Class Fund                            Lincoln VIPT Delaware Bond Service Class Fund
Lincoln VIPT Growth and Income Service Class Fund               Lincoln VIPT Delaware Growth and Income Service Class Fund
Lincoln VIPT Social Awareness Fund                              Lincoln VIPT Delaware Social Awareness Fund
Lincoln VIPT Social Awareness Service Class Fund                Lincoln VIPT Delaware Social Awareness Service Class Fund
Lincoln VIPT Special Opportunities Service Class Fund           Lincoln VIPT Delaware Special Opportunities Service Class Fund
Lincoln VIPT Equity-Income Service Class Fund                   Lincoln VIPT FI Equity-Income Service Class Fund
Lincoln VIPT Capital Appreciation Fund                          Lincoln VIPT Janus Capital Appreciation Fund
Lincoln VIPT Capital Appreciation Service Class Fund            Lincoln VIPT Janus Capital Appreciation Service Class Fund
Lincoln VIPT International Fund                                 Lincoln VIPT Mondrian International Value Fund
Lincoln VIPT International Service Class Fund                   Lincoln VIPT Mondrian International Value Service Class Fund
Lincoln VIPT Aggressive Growth Fund                             Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
Lincoln VIPT Aggressive Growth Service Class Fund               Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service
                                                                   Class Fund
Lincoln VIPT Global Asset Allocation Fund                       Lincoln VIPT UBS Global Asset Allocation Fund
Lincoln VIPT Global Asset Allocation Service Class Fund         Lincoln VIPT UBS Global Asset Allocation Service Class Fund
Lincoln VIPT Aggressive Profile Service Class Fund              Lincoln VIPT Wilshire Aggressive Profile Service Class Fund
Lincoln VIPT Conservative Profile Service Class Fund            Lincoln VIPT Wilshire Conservative Profile Service Class Fund
Lincoln VIPT Moderate Profile Service Class Fund                Lincoln VIPT Wilshire Moderate Profile Service Class Fund
Lincoln VIPT Moderately Aggressive Profile Service Class Fund   Lincoln VIPT Wilshire Moderately Aggressive Profile Service
                                                                   Class Fund
MFS VIT Capital Opportunities Service Class Fund                MFS VIT Core Equity Service Class Fund

Also during 2007, the Lincoln VIPT Core Fund, the Lincoln VIPT Core Service Class Fund, the Lincoln VIPT Growth Fund, the Lincoln VIPT Growth Service Class Fund and the Lincoln VIPT Growth Opportunities Fund ceased to be available as investment options to Variable Account Contract owners.

During 2007, the Lincoln Variable Insurance Products Trust (Lincoln VIPT) acquired the Baron Capital Asset Fund and renamed the fund Lincoln VIPT Baron Growth Opportunities Fund. This fund acquisition had no impact on the units outstanding or the unit prices to the Variable Account Contract owner.

During 2008, the Goldman Sachs VIT Growth & Income Service Class Fund, the Lincoln VIPT SSgA Bond Index Service Class Fund, the Lincoln VIPT SSgA Developed International 150 Service Class Fund, the Lincoln VIPT SSgA Emerging Markets 100 Service Class Fund, the Lincoln VIPT SSgA International Index Service Class Fund, the Lincoln VIPT SSgA Large Cap 100 Service Class Fund, the Lincoln VIPT SSgA Small-Mid Cap 200 Service Class Fund, the Lord Abbett All Value Class VC Fund, the Oppenheimer Global Securities Service Class Fund/VA and the Van Kampen Capital Growth Class II Portfolio became available as investment options for Account Contract owners. Accordingly, the 2008 statements of operations and changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2008.

During 2008, the Lincoln VIPT Value Opportunities Service Class Fund changed its name to the Lincoln VIPT Columbia Value Opportunities Service Class Fund, the Lincoln VIPT S&P 500 Index Fund changed its name to the Lincoln VIPT SSgA S&P 500 Index Fund, the Lincoln VIPT S&P 500 Index Service Class Fund changed its name to the Lincoln VIPT SSgA S&P 500 Index Service Class Fund, the Lincoln VIPT Small-Cap Index Service Class Fund changed its name to the Lincoln VIPT SSgA Small-Cap Index Service Class Fund, the Lincoln VIPT Mid-Cap Growth Service Class Fund changed its name to the Lincoln VIPT Turner Mid-Cap Growth Service Class Fund, the MFS VIT Emerging Growth Series changed its name to the MFS VIT Growth Series and the MFS VIT Emerging Growth Service Class Series changed its name to the MFS VIT Growth Service Class Series.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of each portfolio's average daily net assets within the Variable Account. The rates are as follows for the fifteen products:

- Lincoln ChoicePlus at a daily rate of .0038356% to .0064384% (1.40% to 2.35% on an annual basis)

- Lincoln ChoicePlus Access at a daily rate of .0038356% to .0071233% (1.40% to 2.60% on an annual basis)

- Lincoln ChoicePlus Bonus at a daily rate of .0038356% to .0069863% (1.40% to 2.55% on an annual basis)

- Lincoln ChoicePlus II at a daily rate of .0035616% to .0064384% (1.30% to 2.35% on an annual basis)

- Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0071233% (1.40% to 2.60% on an annual basis)

- Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0072603% (1.40% to 2.65% on an annual basis)

- Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0069863% (1.40% to 2.55% on an annual basis)

- Lincoln ChoicePlus Design at a daily rate of .0030137% to .0075342% (1.10% to 2.75% on an annual basis)

- Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0049315% (.60% to 1.80% on an annual basis)

- Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0067123% (1.25% to 2.45% on an annual basis)

- Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0073973% (1.40% to 2.70% on an annual basis)

- Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0078082% (1.40% to 2.85% on an annual basis)

- Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0076712% (1.40% to 2.80% on an annual basis)

- Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0049315% (.60% to 1.80% on an annual basis)

- Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0067123% (1.25% to 2.45% on an annual basis)

In addition, $14,342,458 and $9,724,817 was retained by the Company for contract charges and surrender charges during 2008 and 2007, respectively.

For the Assurance A Share and Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. The sales charge percentage decreases as the value accumulated under certain of the owner's investment increases. For the year ending December 31, 2008, sales charges amounted to $4,940,361. There were no sales charges for the year ended December 31, 2007.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2008 follows.

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ---------  ----------
AIM V.I. CAPITAL APPRECIATION
            2008                 1.40%    2.35%    $ 3.06    $ 9.56       748,284  $    3,358,095   -43.83%    -43.29%      0.00%
            2007                 1.40%    2.35%      5.41     16.98       996,399       7,865,603     9.63%     10.46%      0.00%
            2006     4/28/06     1.40%    2.55%      4.92     15.49     1,300,177       9,411,659    -1.98%     -1.22%      0.06%
AIM V.I. CAPITAL APPRECIATION CLASS II
            2008                 1.30%    2.35%      6.92      9.29       273,162       1,996,280   -43.96%    -43.37%      0.00%
            2007                 1.30%    2.35%     12.29     16.57       348,396       4,499,118     9.14%     10.29%      0.00%
            2006     4/28/06     1.30%    2.35%     11.22     15.51       417,948       4,908,825    -2.02%     -1.33%      0.00%
AIM V.I. CORE EQUITY
            2008                 1.40%    2.35%      5.45     11.08     1,568,047      11,156,757   -31.77%    -31.11%      1.95%
            2007                 1.40%    2.35%      7.94     16.21     2,005,117      20,947,610     5.61%      6.61%      1.01%
            2006     4/28/06     1.40%    2.35%      7.48     15.39     2,593,323      25,607,172     7.45%      8.14%      0.53%
AIM V.I. CORE EQUITY CLASS II
            2008                 1.30%    2.55%      8.23     11.12       430,419       3,828,214   -32.08%    -31.22%      1.74%
            2007                 1.30%    2.55%     12.04     15.84       519,086       6,677,208     5.37%      6.49%      0.84%
            2006     4/28/06     1.30%    2.35%     11.38     15.04       688,914       8,237,493     7.28%      8.04%      0.53%
AIM V.I. INTERNATIONAL GROWTH
            2008                 1.40%    2.35%      7.43     15.32       420,693       4,158,730   -41.76%    -41.21%      0.47%
            2007                 1.40%    2.35%     12.69     26.25       605,909      10,314,167    12.28%     13.12%      0.37%
            2006                 1.40%    2.55%     11.26     23.48       786,249      11,887,911    25.51%     26.45%      0.96%
            2005                 1.40%    2.15%      8.94     18.69       932,673      11,255,535    15.42%     16.29%      0.61%
            2004                 1.40%    2.15%      7.72     16.17     1,099,843      11,434,378    21.49%     22.28%      0.62%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ---------  ----------
AIM V.I. INTERNATIONAL GROWTH CLASS II
            2008                 1.30%    2.60%    $12.68    $15.07       271,812  $    3,639,727   -42.05%    -41.32%      0.41%
            2007                 1.30%    2.55%     21.74     25.55       371,367       8,469,879    11.68%     12.97%      0.36%
            2006                 1.30%    2.45%     19.37     23.16       423,372       8,546,047    24.79%     26.23%      1.01%
            2005                 1.30%    2.45%     15.44     18.50       402,262       6,449,458    14.91%     16.18%      0.58%
            2004                 1.30%    2.40%     13.38     16.05       425,659       5,860,514    21.13%     22.11%      0.59%
ABVPSF GLOBAL TECHNOLOGY CLASS B
            2008                 0.65%    2.85%      2.67     10.52     3,262,920      16,985,544   -48.92%    -48.07%      0.00%
            2007                 1.15%    2.80%      5.17     20.19     3,842,419      33,767,643    16.76%     18.52%      0.00%
            2006                 1.15%    2.65%      4.38     17.19     3,154,151      19,614,773     5.55%      7.03%      0.00%
            2005                 1.25%    2.65%      4.11     16.19     2,865,931      15,883,898     1.03%      2.31%      0.00%
            2004                 1.30%    2.55%      4.03     15.94     3,240,821      16,596,090     2.95%      3.73%      0.00%
ABVPSF GROWTH AND INCOME CLASS B
            2008                 0.65%    2.85%      6.73     10.72    14,925,347     128,497,995   -42.34%    -41.37%      1.77%
            2007                 1.15%    2.80%     11.89     18.42    15,940,246     238,553,321     1.96%      3.55%      1.20%
            2006                 1.25%    2.80%     11.67     17.89    16,298,422     237,605,213    13.75%     15.53%      1.15%
            2005                 1.25%    2.80%     11.45     15.58    16,191,191     206,322,630     1.86%      3.25%      1.28%
            2004                 1.30%    2.65%     11.15     15.17    13,908,523     172,477,094     8.31%      9.79%      0.72%
ABVPSF INTERNATIONAL VALUE CLASS B
            2008                 0.65%    2.85%      5.44      5.71    15,725,322      87,885,870   -54.60%    -53.79%      0.88%
            2007                 1.10%    2.85%     11.78     12.38    13,859,734     170,225,318     2.63%      4.38%      0.99%
            2006      6/6/06     1.15%    2.80%     11.29     11.87     2,907,081      34,424,483     7.38%     27.27%      0.00%
ABVPSF LARGE CAP GROWTH CLASS B
            2008                 1.30%    2.65%      3.99      9.12     2,586,486      13,536,124   -41.40%    -40.60%      0.00%
            2007                 1.30%    2.65%      6.74     15.39     3,281,465      29,322,568    10.65%     12.15%      0.00%
            2006                 1.30%    2.65%      6.04     13.87     3,981,992      31,699,870    -3.24%     -1.92%      0.00%
            2005                 1.30%    2.65%      6.19     14.26     4,848,291      38,794,594    11.96%     13.36%      0.00%
            2004                 1.30%    2.55%      5.49     12.68     4,906,004      34,130,631     6.04%      6.95%      0.00%
ABVPSF SMALL/MID CAP VALUE CLASS B
            2008                 0.65%    2.85%      6.98     13.79     7,758,456      84,894,668   -37.55%    -36.45%      0.43%
            2007                 1.10%    2.85%     11.03     21.87     5,982,290     110,145,205    -1.34%      0.37%      0.72%
            2006                 1.15%    2.85%     11.73     21.76     4,266,114      81,467,069    11.05%     12.78%      0.23%
            2005                 1.25%    2.80%     15.89     19.45     3,060,293      53,499,928     3.84%      5.25%      0.56%
            2004                 1.30%    2.65%     15.40     18.62     2,055,473      35,366,991    16.31%     17.54%      0.07%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS 2
            2008                 0.65%    2.85%      9.86     11.00    22,134,456     237,085,710    -4.37%     -2.73%      4.69%
            2007                 1.15%    2.85%     10.31     11.33    13,044,498     144,760,052     6.43%      8.15%      4.52%
            2006                 1.25%    2.85%      9.69     10.48    11,863,503     122,539,340    -1.27%      0.32%      3.33%
            2005                 1.25%    2.85%     10.23     10.45     9,646,622     100,042,811    -1.10%      0.25%      4.69%
            2004     5/24/04     1.30%    2.65%     10.34     10.43     3,079,182      32,042,442     0.81%      5.20%      2.06%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2008                 0.65%    2.85%      7.32     10.42    22,029,895     216,967,583   -40.12%    -39.06%      2.00%
            2007                 1.10%    2.85%     12.48     17.13    16,765,804     278,606,031    11.62%     13.59%      3.00%
            2006                 1.10%    2.85%     13.27     15.11    10,355,625     153,145,467    17.10%     18.93%      0.85%
            2005                 1.25%    2.80%     12.44     12.71     4,729,847      59,479,022    11.09%     12.60%      0.64%
            2004     5/24/04     1.30%    2.65%     11.20     11.29     1,552,710      17,496,155     9.02%     12.95%      0.09%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2008                 0.65%    2.85%      6.29     15.40    16,178,894     174,409,032   -54.83%    -54.03%      0.00%
            2007                 1.10%    2.85%     13.68     33.76    14,813,916     359,008,331    18.02%     20.10%      3.00%
            2006                 1.10%    2.85%     12.95     28.32    12,213,535     238,117,221    20.63%     22.51%      0.46%
            2005                 1.25%    2.80%     10.59     23.26     9,624,135     146,086,924    22.08%     23.73%      0.97%
            2004                 1.30%    2.65%      8.57     18.90     7,448,131      86,948,362    17.84%     19.32%      0.00%
AMERICAN FUNDS GROWTH CLASS 2
            2008                 0.65%    2.85%      5.96     11.80   126,204,408   1,096,444,796   -45.55%    -44.58%      0.87%
            2007                 1.10%    2.85%     10.82     21.45   114,062,671   1,772,430,459     9.19%     11.12%      0.83%
            2006                 1.10%    2.85%      9.81     19.45   102,526,103   1,392,831,743     7.12%      8.85%      0.87%
            2005                 1.25%    2.85%      9.06     17.97    85,725,228   1,027,944,645    13.15%     14.69%      0.76%
            2004                 1.30%    2.65%      7.93     15.76    68,042,386     685,173,120     9.56%     11.04%      0.21%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ---------  ----------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2008                 0.65%    2.85%    $ 6.69    $11.32   133,043,914  $1,213,955,684   -39.60%    -38.53%      1.82%
            2007                 1.10%    2.85%     11.31     18.55   119,952,131   1,837,362,865     2.09%      3.89%      1.59%
            2006                 1.10%    2.85%     11.75     17.99   106,178,440   1,580,788,507    11.97%     13.77%      1.68%
            2005                 1.25%    2.85%     12.35     15.91    87,562,380   1,158,679,589     3.06%      4.47%      1.46%
            2004                 1.30%    2.65%     11.88     15.31    68,627,474     873,734,564     7.49%      8.95%      1.08%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2008                 0.65%    2.85%      6.75     15.74    52,149,321     567,950,440   -43.75%    -42.76%      2.03%
            2007                 1.10%    2.85%     11.82     27.70    48,317,076     904,894,575    16.65%     18.71%      1.65%
            2006                 1.10%    2.85%      9.99     23.51    41,893,852     632,070,987    15.64%     17.50%      1.82%
            2005                 1.25%    2.85%      8.51     20.13    33,907,194     413,015,292    18.33%     19.93%      1.71%
            2004                 1.30%    2.65%      7.10     16.88    26,363,351     254,014,200    16.20%     17.78%      1.64%
DELAWARE VIPT CAPITAL RESERVES SERVICE CLASS
            2008                 0.65%    2.80%      9.79     10.35     7,989,474      81,388,856    -3.39%     -1.78%      4.10%
            2007                 1.15%    2.80%     10.14     10.55     1,745,444      18,209,459     1.35%      2.94%      4.55%
            2006                 1.25%    2.80%     10.05     10.25     1,068,351      10,878,852     1.75%      3.03%      4.31%
            2005      6/6/05     1.25%    2.50%      9.87      9.97       417,378       4,142,143    -0.75%      0.75%      2.23%
DELAWARE VIPT DIVERSIFIED INCOME SERVICE CLASS
            2008                 0.65%    2.85%      9.84     11.30    35,059,220     383,243,656    -7.57%     -5.94%      3.55%
            2007                 1.10%    2.85%     10.65     12.04    25,769,243     302,157,201     4.40%      6.08%      2.59%
            2006                 1.25%    2.85%     10.20     11.35    16,777,113     186,983,777     4.55%      6.23%      1.25%
            2005                 1.25%    2.85%     10.46     10.69    11,110,785     117,668,130    -3.19%     -1.87%      0.59%
            2004     5/24/04     1.30%    2.65%     10.81     10.89     3,955,275      43,006,321     0.10%      8.88%      0.00%
DELAWARE VIPT EMERGING MARKETS SERVICE CLASS
            2008                 0.65%    2.85%      5.69     25.76    12,841,316     141,037,891   -53.04%    -52.22%      1.28%
            2007                 1.10%    2.85%     18.56     54.30    10,582,568     256,714,563    34.62%     36.79%      1.24%
            2006                 1.25%    2.85%     14.74     39.94     6,958,755     129,919,378    23.31%     25.24%      0.94%
            2005                 1.25%    2.80%     16.74     32.08     3,755,710      63,653,626    24.04%     25.47%      0.07%
            2004     5/26/04     1.30%    2.45%     13.50     25.71       690,972      10,347,465    16.16%     34.46%      0.00%
DELAWARE VIPT HIGH YIELD
            2008                 1.40%    2.35%      9.21     13.02       862,558       8,034,157   -25.94%    -25.23%      8.20%
            2007                 1.40%    2.35%     12.32     17.54     1,277,232      15,879,807     0.41%      1.37%      6.52%
            2006                 1.40%    2.35%     12.16     17.43     1,175,099      14,399,604    10.06%     10.88%      6.73%
            2005                 1.40%    2.15%     10.96     15.84     1,361,372      15,016,454     1.38%      2.15%      7.55%
            2004                 1.40%    2.15%     10.73     14.75     1,781,940      19,188,007    12.38%     12.66%      6.68%
DELAWARE VIPT HIGH YIELD SERVICE CLASS
            2008                 0.65%    2.85%      8.01     13.09    15,955,990     166,499,584   -26.55%    -25.25%      8.03%
            2007                 1.10%    2.85%     10.72     17.64    14,288,786     202,639,176    -0.34%      1.37%      6.15%
            2006                 1.15%    2.85%     11.09     17.52    13,057,671     186,729,667     9.04%     10.80%      6.15%
            2005                 1.25%    2.85%     12.05     15.91    11,482,026     151,343,314     0.64%      2.01%      6.00%
            2004                 1.30%    2.65%     11.87     15.68     9,299,746     121,685,217    11.04%     12.55%      4.87%
DELAWARE VIPT INTERNATIONAL VALUE EQUITY
            2008                 1.40%    2.15%     11.83     13.64        35,587         423,335   -43.65%    -43.22%      2.98%
            2007                 1.40%    2.15%     20.84     22.81        81,729       1,714,184     3.51%      3.77%      2.21%
            2006                 1.40%    1.65%     20.08     22.04       136,295       2,737,672    21.56%     21.87%      2.83%
            2005                 1.40%    1.65%     16.48     18.13       170,735       2,813,892    11.03%     11.31%      1.40%
            2004                 1.40%    1.65%     14.80     16.33       149,061       2,207,313    19.80%     20.10%      2.70%
DELAWARE VIPT REIT
            2008                 1.40%    2.35%     13.01     17.89       337,494       5,881,815   -36.57%    -35.97%      2.60%
            2007                 1.40%    2.35%     20.51     27.95       497,495      13,641,050   -15.94%    -15.14%      1.50%
            2006                 1.40%    2.35%     24.60     32.93       745,569      24,391,247    29.81%     30.79%      1.93%
            2005                 1.40%    2.15%     19.78     25.18       917,113      22,971,856     5.42%      5.68%      2.04%
            2004                 1.40%    1.65%     18.77     23.83     1,227,905      29,150,435    29.23%     29.55%      2.11%
DELAWARE VIPT REIT SERVICE CLASS
            2008                 1.10%    2.85%      6.20     14.96     8,564,358      97,607,134   -37.11%    -35.99%      2.14%
            2007                 1.10%    2.85%      9.68     23.45    10,520,517     190,815,163   -16.59%    -15.16%      1.15%
            2006                 1.15%    2.85%     13.30     27.70    11,378,212     251,608,279    28.67%     30.68%      1.54%
            2005                 1.25%    2.80%     16.28     21.23     8,802,972     161,758,580     4.06%      5.48%      1.55%
            2004                 1.30%    2.65%     15.57     20.15     6,905,964     126,052,112    27.79%     29.39%      1.53%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ---------  ----------
DELAWARE VIPT SMALL CAP VALUE
            2008                 1.40%    2.35%    $13.30    $15.54       624,210  $    9,651,885   -31.51%    -30.85%      0.83%
            2007                 1.40%    2.35%     19.30     22.48       911,687      20,420,995    -8.79%     -7.92%      0.54%
            2006                 1.40%    2.35%     21.00     24.41     1,259,195      30,657,532    13.49%     14.57%      0.26%
            2005                 1.40%    2.35%     18.37     21.30     1,518,277      32,285,750     7.63%      7.90%      0.38%
            2004                 1.40%    1.65%     17.06     19.75     1,744,483      34,401,846    19.49%     19.79%      0.20%
DELAWARE VIPT SMALL CAP VALUE SERVICE CLASS
            2008                 0.65%    2.85%      7.20     15.78    21,006,014     230,267,773   -32.04%    -30.94%      0.46%
            2007                 1.25%    2.85%     10.53     22.89    19,715,307     327,861,446    -9.46%     -8.00%      0.25%
            2006                 1.25%    2.85%     12.05     24.91    15,981,027     306,852,146    12.69%     14.45%      0.02%
            2005                 1.25%    2.80%     16.59     21.80    10,633,977     196,817,038     6.29%      7.74%      0.14%
            2004                 1.30%    2.65%     15.54     20.25     7,036,912     128,023,938    18.35%     19.60%      0.02%
DELAWARE VIPT TREND
            2008                 1.40%    2.35%      8.30     10.37       677,030       7,010,663   -47.98%    -47.48%      0.00%
            2007                 1.40%    2.35%     15.84     19.75       967,792      19,092,097     8.18%      9.21%      0.00%
            2006                 1.40%    2.35%     14.53     18.09     1,376,772      24,889,509     5.30%      6.10%      0.00%
            2005                 1.40%    2.15%     13.73     17.05     1,802,451      30,707,868     4.13%      4.39%      0.00%
            2004                 1.40%    1.65%     13.18     16.33     2,361,636      38,545,101    10.76%     11.04%      0.00%
DELAWARE VIPT TREND SERVICE CLASS
            2008                 0.65%    2.80%      4.57      9.81     7,395,820      52,003,840   -48.33%    -47.47%      0.00%
            2007                 1.15%    2.80%      8.76     18.84     8,624,685     115,826,355     7.41%      9.20%      0.00%
            2006                 1.15%    2.80%      8.07     17.56     9,363,478     114,451,808     4.37%      6.00%      0.00%
            2005                 1.25%    2.80%      7.66     16.67     9,417,497     107,820,967     2.85%      4.25%      0.00%
            2004                 1.30%    2.65%      7.38     16.07     9,480,716     101,229,754     9.38%     10.87%      0.00%
DELAWARE VIPT U.S. GROWTH SERVICE CLASS
            2008                 0.65%    2.85%      6.32      8.67     2,886,087      21,229,340   -44.44%    -43.57%      0.00%
            2007                 1.25%    2.80%     11.37     15.46     2,918,817      38,693,665     9.27%     10.98%      0.00%
            2006                 1.25%    2.80%     11.08     14.02     2,954,477      35,560,878    -0.61%      0.74%      0.00%
            2005                 1.30%    2.65%     11.07     13.99     3,262,415      38,980,114    11.42%     12.93%      0.37%
            2004                 1.30%    2.65%      9.87     12.46     3,281,070      34,757,989     0.33%      1.70%      0.00%
DELAWARE VIPT VALUE
            2008                 1.40%    2.35%      9.23     11.78       682,623       6,352,152   -34.97%    -34.35%      3.16%
            2007                 1.40%    2.35%     14.07     18.08     1,057,669      14,923,996    -4.79%     -4.08%      1.64%
            2006                 1.40%    2.15%     14.66     18.99     1,264,708      18,576,994    21.46%     22.38%      1.59%
            2005                 1.40%    2.35%     11.98     13.22     1,470,232      17,634,039     4.29%      4.55%      1.68%
            2004                 1.40%    1.65%     11.46     11.80     1,499,570      17,193,059    13.11%     13.33%      1.57%
DELAWARE VIPT VALUE SERVICE CLASS
            2008                 0.75%    2.85%      6.77     11.69     9,940,337      92,632,743   -35.44%    -34.33%      2.59%
            2007                 1.15%    2.85%     10.71     17.96    11,006,428     158,874,478    -5.67%     -4.10%      1.26%
            2006                 1.15%    2.80%     12.38     19.06     8,374,330     129,017,666    20.38%     22.26%      1.17%
            2005                 1.25%    2.80%     12.08     15.69     5,229,714      68,306,425     3.03%      4.43%      1.08%
            2004                 1.30%    2.65%     11.63     15.10     2,352,748      30,019,065    12.21%     13.11%      1.08%
DWS VIP EAFE EQUITY INDEX
            2005                 0.00%    0.00%        --        --            --              --     0.00%      0.00%      2.26%
            2004                 1.30%    2.05%     12.42     15.87       246,903       3,152,537    16.65%     17.53%      1.98%
DWS VIP EAFE EQUITY INDEX SERVICE CLASS
            2005                 0.00%    0.00%        --        --            --              --     0.00%      0.00%      2.63%
            2004                 1.35%    2.65%     15.02     15.13       331,822       4,997,803    16.67%     17.19%      1.48%
DWS VIP EQUITY 500 INDEX
            2008                 1.30%    2.65%      6.02     10.41     3,279,387      24,170,085   -38.80%    -37.96%      2.55%
            2007                 1.30%    2.65%      9.75     16.93     4,338,906      51,876,026     2.54%      3.94%      1.54%
            2006                 1.30%    2.65%      9.43     16.43     5,354,369      61,937,097    12.50%     14.03%      1.20%
            2005                 1.30%    2.65%      8.31     14.53     6,723,314      68,258,386     1.94%      3.32%      1.59%
            2004                 1.30%    2.65%      8.08     14.21     8,211,104      80,888,455     8.35%      9.16%      1.13%
DWS VIP EQUITY 500 INDEX SERVICE CLASS
            2008                 1.15%    2.80%      7.03      9.84     3,323,686      29,391,732   -39.07%    -38.06%      2.13%
            2007                 1.15%    2.85%     11.78     15.92     3,221,316      47,252,950     2.08%      3.73%      1.22%
            2006                 1.25%    2.85%     11.59     15.36     2,969,805      42,703,560    12.06%     13.81%      0.88%
            2005                 1.25%    2.80%     13.06     13.51     2,267,108      29,602,529     1.69%      3.02%      1.20%
            2004                 1.35%    2.65%     13.01     13.12     1,345,572      17,589,539     8.29%      8.84%      0.66%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ---------  ----------
DWS VIP SMALL CAP INDEX
            2008                 1.30%    2.65%    $11.45    $13.27       575,785  $    6,804,093   -35.85%    -34.98%      1.65%
            2007                 1.30%    2.65%     17.72     20.69       735,210      13,405,274    -4.47%     -3.17%      0.89%
            2006                 1.30%    2.65%     18.42     21.71       885,927      16,714,898    14.42%     15.97%      0.70%
            2005                 1.30%    2.65%     15.99     18.82     1,000,507      16,288,832     1.53%      2.91%      0.61%
            2004                 1.30%    2.65%     15.64     18.39     1,037,248      16,459,324    15.25%     16.24%      0.41%
DWS VIP SMALL CAP INDEX SERVICE CLASS
            2008                 1.10%    2.80%      6.99     11.65     1,941,075      18,430,158   -36.14%    -35.05%      1.35%
            2007                 1.10%    2.85%     11.16     17.98     2,539,796      37,470,213    -4.91%     -3.38%      0.61%
            2006                 1.25%    2.85%     12.19     18.63     2,088,524      32,947,863    13.95%     15.73%      0.34%
            2005                 1.25%    2.80%     15.58     16.11     1,286,490      19,247,425     1.27%      2.60%      0.36%
            2004                 1.35%    2.65%     15.58     15.71       720,811      11,280,931    15.33%     15.90%      0.14%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
            2008                 0.65%    2.85%      6.78     11.58    48,230,649     500,282,061   -44.30%    -43.32%      0.90%
            2007                 1.10%    2.85%     12.42     20.48    38,112,592     724,082,879    14.01%     15.96%      0.85%
            2006                 1.15%    2.85%     12.08     17.71    28,310,996     473,272,060     8.30%     10.05%      1.07%
            2005                 1.25%    2.85%     15.70     16.14    15,529,612     242,707,287    13.61%     15.16%      0.09%
            2004                 1.30%    2.65%     13.75     14.09     7,227,480     100,567,575    12.15%     13.67%      0.13%
FIDELITY VIP EQUITY-INCOME
            2008                 1.40%    2.15%      8.24     10.19       885,428       7,625,372   -43.88%    -43.45%      2.06%
            2007                 1.40%    2.15%     14.60     18.16     1,299,142      19,795,659    -0.63%      0.12%      1.59%
            2006                 1.40%    2.15%     14.61     18.28     1,717,020      26,097,151    17.64%     18.52%      3.32%
            2005                 1.40%    2.15%     12.35     15.54     2,187,704      28,049,062     3.62%      4.39%      1.71%
            2004                 1.40%    2.15%     11.86     12.76     2,706,796      33,239,120     9.70%      9.98%      1.56%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
            2008                 1.30%    2.65%      6.61     10.22     5,495,296      47,467,613   -44.31%    -43.55%      2.10%
            2007                 1.30%    2.65%     11.84     18.21     6,845,010     104,868,410    -1.38%     -0.04%      1.54%
            2006                 1.30%    2.65%     14.01     18.31     7,682,647     118,013,433    16.79%     18.38%      2.98%
            2005                 1.30%    2.65%     11.89     15.56     8,341,856     108,463,653     2.81%      4.21%      1.25%
            2004                 1.30%    2.65%     11.47     15.01     6,568,159      81,874,928     8.87%      9.80%      1.04%
FIDELITY VIP GROWTH
            2008                 1.40%    2.35%      6.75      9.41       777,690       5,288,086   -48.40%    -47.90%      0.71%
            2007                 1.40%    2.35%     12.97     18.20     1,060,215      13,793,117    24.26%     25.20%      0.88%
            2006                 1.40%    2.15%     10.36     14.65     1,434,303      14,883,568     4.58%      5.36%      0.42%
            2005                 1.40%    2.15%      9.83     14.01     1,972,496      19,401,348     3.55%      4.33%      0.54%
            2004                 1.40%    2.15%      9.42     10.76     2,565,999      24,186,820     1.69%      1.94%      0.28%
FIDELITY VIP GROWTH SERVICE CLASS 2
            2008                 0.65%    2.85%      4.25      9.44     6,858,292      46,897,614   -48.79%    -47.91%      0.61%
            2007                 1.15%    2.85%      8.21     18.06     6,111,259      78,588,079    23.10%     25.09%      0.35%
            2006                 1.25%    2.85%      6.60     14.55     4,789,808      46,860,781     3.63%      5.25%      0.16%
            2005                 1.25%    2.80%      6.30     13.94     4,476,186      40,555,043     2.74%      4.14%      0.21%
            2004                 1.30%    2.65%      6.08     13.47     2,742,063      22,976,078     0.73%      1.79%      0.11%
FIDELITY VIP MID CAP SERVICE CLASS 2
            2008                 0.65%    2.85%      6.91      8.74    24,760,020     212,067,044   -41.31%    -40.27%      0.24%
            2007                 1.10%    2.85%     12.02     14.66    18,422,757     266,663,938    12.10%     14.02%      0.50%
            2006                 1.15%    2.85%     12.55     12.87    10,522,063     134,453,898     9.24%     11.01%      0.09%
            2005      6/6/05     1.25%    2.85%     11.49     11.59     2,530,388      29,265,696     3.06%     16.25%      0.00%
FIDELITY VIP OVERSEAS
            2008                 1.40%    2.15%      9.61     13.76       278,109       2,693,356   -45.00%    -44.59%      2.30%
            2007                 1.40%    2.35%     17.35     25.02       377,037       6,583,119    14.82%     15.68%      3.30%
            2006                 1.40%    2.15%     15.00     21.79       488,806       7,368,801    15.57%     16.44%      0.92%
            2005                 1.40%    2.15%     12.88     18.86       605,539       7,809,350    16.51%     17.39%      0.67%
            2004                 1.40%    2.15%     10.97     13.46       695,470       7,639,894    11.83%     12.06%      1.13%
FIDELITY VIP OVERSEAS SERVICE CLASS 2
            2008                 0.65%    2.85%      6.94     13.85     7,199,120      72,016,219   -45.51%    -44.60%      2.44%
            2007                 1.15%    2.80%     12.61     25.03     7,192,637     131,134,842    13.82%     15.60%      2.94%
            2006                 1.25%    2.80%     10.97     21.67     7,119,275     113,192,556    14.52%     16.31%      0.68%
            2005                 1.25%    2.80%      9.48     18.78     6,857,887      93,652,564    15.68%     17.25%      0.39%
            2004                 1.30%    2.65%      8.13     16.12     4,295,700      49,857,492    10.35%     11.85%      0.60%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ---------  ----------
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
            2008                 0.65%    2.85%    $ 7.37    $ 8.01    45,663,538  $  358,972,880   -31.63%    -30.43%      5.51%
            2007                 1.10%    2.85%     11.00     11.53    30,630,668     350,024,276     0.84%      2.57%      3.16%
            2006      6/2/06     1.15%    2.85%     10.72     11.25     6,957,894      78,020,239     0.29%     12.36%      0.10%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
            2008                 0.65%    2.80%      4.54     11.50     8,416,602      61,007,232   -44.09%    -43.13%      0.00%
            2007                 1.10%    2.80%      8.01     20.38     8,116,799      99,601,237     8.17%      9.97%      0.00%
            2006                 1.15%    2.80%      7.30     18.66     7,258,566      75,574,109     5.69%      7.34%      0.00%
            2005                 1.25%    2.80%      6.81     17.49     6,525,815      59,207,077     2.05%      3.43%      0.00%
            2004                 1.30%    2.65%      6.59     17.00     5,959,921      49,278,519     9.16%     10.04%      0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
            2008                 0.65%    2.85%      6.69      7.17    32,812,982     229,277,740   -38.88%    -37.80%      3.40%
            2007                 1.10%    2.85%     11.18     11.54    19,477,930     223,014,247     0.62%      2.30%      1.36%
            2006      6/2/06     1.15%    2.80%     10.92     11.29     4,444,345      50,055,830     2.61%     15.87%      0.03%
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES CLASS 2
            2008                 0.65%    2.85%     11.97     12.67    32,135,561     398,547,664     3.22%      5.04%      3.61%
            2007                 1.10%    2.85%     11.44     12.08    14,537,470     173,292,272     7.94%      9.73%      2.53%
            2006                 1.15%    2.80%     10.76     11.02     5,794,344      63,394,259     9.66%     11.37%      2.84%
            2005      6/6/05     1.25%    2.80%      9.81      9.90       941,896       9,296,781    -1.70%      2.14%      0.11%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2008                 1.10%    2.80%      6.41     11.37     8,941,572      83,661,526   -43.92%    -42.95%      1.79%
            2007                 1.10%    2.80%     11.25     20.08    11,165,734     184,159,763    -0.48%      1.18%      1.38%
            2006                 1.15%    2.80%     12.73     19.99     9,557,112     157,168,558    18.45%     20.30%      1.27%
            2005                 1.25%    2.80%     12.51     16.72     6,482,117      89,831,343     6.02%      7.46%      1.09%
            2004                 1.30%    2.65%     11.70     15.64     3,921,711      51,068,185    13.28%     14.53%      1.14%
GOLDMAN SACHS VIT GROWTH & INCOME SERVICE CLASS
            2008    12/18/08     1.30%    1.55%     10.39     10.39         3,757          39,029     2.82%      4.56%      2.59%
JANUS ASPEN SERIES BALANCED SERVICE SHARES
            2008                 1.30%    2.65%      9.81     12.23     2,066,947      24,907,981   -18.26%    -17.14%      2.36%
            2007                 1.30%    2.65%     14.05     14.78     2,436,050      35,522,643     7.40%      8.86%      2.22%
            2006                 1.30%    2.65%     13.02     13.77     2,786,799      37,445,853     7.53%      8.99%      1.89%
            2005                 1.30%    2.65%     12.05     12.70     3,213,240      39,730,293     4.85%      6.27%      2.10%
            2004                 1.30%    2.65%     11.55     11.94     3,249,338      37,916,501     5.78%      6.89%      2.48%
JANUS ASPEN SERIES MID CAP GROWTH SERVICE SHARES
            2008                 1.30%    2.65%      7.57     12.73       664,109       7,127,862   -45.27%    -44.58%      0.05%
            2007                 1.30%    2.55%     13.82     23.14       904,616      17,592,251    18.68%     20.17%      0.07%
            2006                 1.30%    2.65%     15.29     19.40       946,465      15,346,221    10.45%     11.84%      0.00%
            2005                 1.30%    2.55%     13.76     17.48     1,051,727      15,318,067     9.32%     10.58%      0.00%
            2004                 1.30%    2.45%     12.52     15.82       766,944      10,085,016    17.68%     18.92%      0.00%
JANUS ASPEN SERIES WORLDWIDE GROWTH SERVICE SHARES
            2008                 1.30%    2.45%      7.24      9.00       237,488       1,809,532   -46.15%    -45.52%      0.96%
            2007                 1.30%    2.45%     13.38     16.52       305,686       4,317,816     6.72%      7.95%      0.56%
            2006                 1.30%    2.45%     12.47     15.30       353,919       4,616,538    15.08%     16.41%      1.61%
            2005                 1.30%    2.45%     10.78     13.15       388,509       4,361,767     3.01%      4.20%      1.18%
            2004                 1.30%    2.45%     10.42     12.62       471,875       5,086,972     2.51%      3.18%      0.94%
LINCOLN VIPT BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2008                 0.65%    2.85%      6.27      6.92     6,418,205      41,420,290   -40.85%    -39.80%      0.00%
            2007                 1.10%    2.85%     10.60     11.49     3,386,775      36,545,045     0.56%      2.24%      0.00%
            2006      6/2/06     1.15%    2.80%     10.54     11.24       455,476       4,835,350    -1.18%     16.51%      0.00%
LINCOLN VIPT CAPITAL GROWTH SERVICE CLASS
            2008                 0.65%    2.80%      6.06      6.19     1,248,367       7,720,820   -43.12%    -42.37%      0.00%
            2007      6/5/07     1.10%    2.70%     10.63     10.74       121,888       1,304,575    -2.84%      9.70%      0.00%
LINCOLN VIPT COHEN & STEERS GLOBAL REAL ESTATE SERVICE CLASSS
            2008                 0.65%    2.85%      4.58      4.72     8,333,923      38,920,478   -43.80%    -42.81%      1.32%
            2007      6/1/07     1.10%    2.85%      8.16      8.25     3,891,548      31,969,537   -18.94%     -7.02%      0.59%
LINCOLN VIPT COLUMBIA VALUE OPPORTUNITIES SERVICE CLASS
            2008                 0.65%    2.80%      5.95      6.11       636,739       3,857,022   -35.96%    -34.89%      0.33%
            2007      6/1/07     1.15%    2.80%      9.29      9.38        87,108         814,572    -8.28%      2.76%      0.67%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ---------  ----------
LINCOLN VIPT CORE
            2006                 1.40%    1.60%    $11.54    $11.54        13,155  $      151,833    12.36%     12.36%      0.79%
            2005     6/22/05     1.40%    1.40%     10.27     10.27        12,820         131,724     1.78%      1.78%      0.48%
LINCOLN VIPT CORE SERVICE CLASS
            2006                 1.25%    2.80%     11.28     11.53       315,822       3,613,476    10.69%     12.25%      0.80%
            2005     6/15/05     1.25%    2.65%     10.19     10.27        77,707         795,382    -1.39%      2.87%      0.37%
LINCOLN VIPT DELAWARE BOND
            2008                 1.30%    2.65%      9.88     14.07    17,222,416     224,703,303    -5.46%     -4.18%      4.36%
            2007                 1.30%    2.65%     10.44     14.70    21,356,530     292,323,892     2.69%      4.08%      4.72%
            2006                 1.30%    2.65%     10.15     14.13    24,595,170     325,383,540     1.98%      3.36%      4.24%
            2005                 1.30%    2.65%     10.53     13.69    27,381,711     353,491,303    -0.04%      1.31%      4.17%
            2004                 1.30%    2.65%     10.41     13.52    27,775,838     357,120,174     2.55%      3.94%      4.20%
LINCOLN VIPT DELAWARE BOND SERVICE CLASS
            2008                 0.65%    2.85%      9.57     10.72    57,669,586     590,700,221    -5.98%     -4.32%      4.75%
            2007                 1.10%    2.85%     10.18     11.23    48,409,964     525,317,007     2.22%      3.97%      4.98%
            2006                 1.15%    2.85%      9.96     10.82    40,643,042     428,938,186     1.52%      3.15%      4.59%
            2005                 1.25%    2.85%     10.15     10.50    31,108,567     322,429,439    -0.29%      1.01%      4.55%
            2004                 1.35%    2.65%     10.20     10.40    18,125,175     187,702,118     2.40%      3.64%      5.30%
LINCOLN VIPT DELAWARE GROWTH AND INCOME SERVICE CLASS
            2008                 0.75%    2.80%      7.19      7.60     2,365,920      17,695,340   -37.76%    -36.73%      1.06%
            2007                 1.15%    2.80%     11.55     12.02     1,889,411      22,449,840     2.93%      4.54%      1.19%
            2006                 1.25%    2.80%     11.28     11.50       944,449      10,787,344     9.32%     10.69%      1.43%
            2005     6/27/05     1.25%    2.50%     10.31     10.39       293,771       3,043,012    -1.56%      4.48%      1.65%
LINCOLN VIPT DELAWARE SOCIAL AWARENESS
            2008                 1.30%    2.65%      7.31     11.72     1,260,321      12,930,385   -36.13%    -35.26%      0.83%
            2007                 1.30%    2.65%     11.43     18.23     1,584,462      25,166,950     0.27%      1.64%      0.84%
            2006                 1.30%    2.65%     15.19     18.07     1,777,660      27,934,321     9.37%     10.86%      0.85%
            2005                 1.30%    2.65%     13.79     16.43     2,050,578      29,133,651     9.10%     10.58%      0.88%
            2004                 1.30%    2.65%     12.55     14.84     1,843,970      23,648,064     9.76%     11.25%      1.18%
LINCOLN VIPT DELAWARE SOCIAL AWARENESS SERVICE CLASS
            2008                 0.65%    2.70%      7.31     10.85     4,384,397      42,910,993   -36.38%    -35.45%      0.55%
            2007                 1.25%    2.80%     11.43     16.82     4,848,658      75,403,935    -0.03%      1.43%      0.64%
            2006                 1.25%    2.70%     11.67     16.60     4,897,457      76,874,132     9.04%     10.63%      0.68%
            2005                 1.25%    2.70%     14.52     15.02     4,949,634      71,884,144     8.83%     10.25%      0.73%
            2004                 1.35%    2.65%     13.36     13.62     2,972,005      40,329,641     9.59%     10.91%      1.06%
LINCOLN VIPT DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
            2008                 0.65%    2.80%      5.59      5.71     1,463,515       8,306,542   -38.51%    -37.64%      1.24%
            2007     6/12/07     1.25%    2.65%      9.08      9.16       364,016       3,326,596    -9.80%      2.13%      0.99%
LINCOLN VIPT FI EQUITY-INCOME SERVICE CLASS
            2008                 0.65%    2.80%      6.70      7.19     3,076,733      21,692,955   -40.18%    -39.18%      1.67%
            2007                 1.15%    2.80%     11.02     11.83     1,991,296      23,290,149     1.22%      2.90%      1.11%
            2006                 1.15%    2.80%     11.23     11.50     1,382,666      15,800,547     7.93%      9.61%      1.35%
            2005      6/8/05     1.25%    2.80%     10.40     10.50       456,634       4,781,806    -0.71%      4.99%      1.46%
LINCOLN VIPT GROWTH
            2006                 1.40%    1.65%     11.31     11.36        10,237         116,096     4.44%      4.70%      0.00%
            2005     6/15/05     1.40%    1.65%     10.83     10.85         4,701          50,956     5.10%      7.49%      0.00%
LINCOLN VIPT GROWTH SERVICE CLASS
            2006                 1.15%    2.80%     11.07     11.34       679,394       7,655,941     2.99%      4.60%      0.00%
            2005      6/7/05     1.25%    2.80%     10.75     10.84       226,285       2,448,531    -0.83%      8.92%      0.00%
LINCOLN VIPT GROWTH OPPORTUNITIES SERVICE CLASS
            2006                 1.25%    2.80%     12.14     12.44       306,765       3,794,567     6.86%      8.53%      0.00%
            2005     6/22/05     1.25%    2.80%     11.36     11.47        81,392         931,405    -2.62%     11.91%      0.00%
LINCOLN VIPT JANUS CAPITAL APPRECIATION
            2008                 1.30%    2.55%      7.46     10.13       278,559       2,443,401   -42.31%    -41.59%      0.68%
            2007                 1.30%    2.55%     12.92     17.31       298,124       4,491,107    17.38%     18.86%      0.26%
            2006                 1.30%    2.55%     12.26     14.72       330,585       4,267,592     6.91%      8.26%      0.19%
            2005                 1.30%    2.55%     11.40     13.69       327,886       3,928,463     1.68%      2.86%      0.28%
            2004                 1.30%    2.45%     11.17     12.71       285,703       3,309,738     3.30%      3.92%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ---------  ----------
LINCOLN VIPT JANUS CAPITAL APPRECIATION SERVICE CLASS
            2008                 0.75%    2.80%    $ 7.41    $ 9.66     2,805,952  $   24,856,506   -42.60%    -41.64%      0.51%
            2007                 1.15%    2.80%     12.91     16.59     2,223,674      34,501,820    16.80%     18.62%      0.08%
            2006                 1.25%    2.80%     11.11     14.00     1,196,126      16,166,073     6.54%      8.04%      0.00%
            2005                 1.25%    2.65%     12.54     12.97       938,655      11,917,908     1.23%      2.55%      0.06%
            2004                 1.35%    2.65%     12.58     12.65       286,650       3,610,787     3.25%      3.61%      0.00%
LINCOLN VIPT MARSICO INTERNATIONAL GROWTH SERVICE CLASS
            2008                 0.65%    2.85%      5.48      5.63     4,128,581      23,019,042   -50.50%    -49.65%      1.05%
            2007      6/1/07     1.15%    2.85%     11.06     11.18     1,856,720      20,680,645    -4.83%     14.91%      0.98%
LINCOLN VIPT MFS VALUE SERVICE CLASS
            2008                 0.65%    2.85%      6.33      6.50    12,586,764      81,499,360   -34.33%    -33.23%      1.97%
            2007      6/5/07     1.15%    2.80%      9.64      9.74     1,167,639      11,323,295    -4.50%      5.67%      1.27%
LINCOLN VIPT MID-CAP VALUE SERVICE CLASS
            2008                 0.65%    2.85%      4.93      5.07     2,592,831      13,021,942   -42.52%    -41.50%      0.09%
            2007      6/5/07     1.10%    2.85%      8.57      8.66     1,598,830      13,800,843   -15.89%     -7.65%      0.28%
LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE
            2008                 1.30%    2.65%      8.92     16.45     1,825,281      28,349,359   -38.31%    -37.47%      4.45%
            2007                 1.30%    2.65%     14.45     26.50     2,434,134      60,083,049     8.57%     10.05%      1.89%
            2006                 1.30%    2.65%     13.29     24.26     2,835,163      64,314,382    26.61%     28.33%      2.99%
            2005                 1.30%    2.65%     17.38     19.05     2,893,309      51,322,467     9.60%     11.09%      2.34%
            2004                 1.30%    2.65%     15.68     17.26     2,002,599      32,129,421    17.77%     19.37%      1.43%
LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
            2008                 0.65%    2.85%      7.59     15.17     8,454,702     105,135,796   -38.59%    -37.54%      4.54%
            2007                 1.15%    2.85%     14.45     24.34     9,014,480     185,875,398     8.08%      9.83%      1.82%
            2006                 1.25%    2.85%     13.90     22.18     8,430,392     164,122,807    26.11%     28.07%      2.87%
            2005                 1.25%    2.80%     16.76     17.34     6,748,458     110,575,192     9.32%     10.75%      2.14%
            2004                 1.35%    2.65%     15.35     15.66     3,752,542      58,521,613    17.61%     19.02%      1.25%
LINCOLN VIPT MONEY MARKET
            2008                 1.30%    2.65%      9.98     12.00    16,028,543     178,597,067    -0.33%      1.02%      2.26%
            2007                 1.30%    2.65%     10.02     11.89    11,203,496     124,212,123     2.22%      3.61%      4.84%
            2006                 1.30%    2.65%      9.80     11.49     9,944,798     106,534,813     1.94%      3.33%      4.58%
            2005                 1.30%    2.65%      9.61     11.13    10,227,809     106,859,269     0.10%      1.46%      2.75%
            2004                 1.30%    2.65%      9.60     10.98     9,664,617     100,481,381    -1.76%     -0.42%      0.86%
LINCOLN VIPT MONEY MARKET SERVICE CLASS
            2008                 0.65%    2.85%      9.94     10.85    58,655,759     619,101,956    -0.78%      0.92%      1.91%
            2007                 1.15%    2.85%     10.00     10.77    26,010,828     273,357,559     1.76%      3.40%      4.59%
            2006                 1.25%    2.85%      9.81     10.41    16,178,038     165,087,589     1.54%      3.12%      4.41%
            2005                 1.25%    2.80%      9.65      9.98     7,980,149      79,247,808    -0.15%      1.16%      2.59%
            2004                 1.35%    2.65%      9.68      9.87     5,260,840      51,684,873    -1.91%     -0.72%      0.74%
LINCOLN VIPT SSgA BOND INDEX SERVICE CLASS
            2008     6/24/08     0.65%    2.85%     10.39     10.51    12,107,364     126,524,359     2.17%      6.13%      0.95%
LINCOLN VIPT SSgA DEVELOPED INTERNATIONAL 150 SERVICE CLASSS
            2008     6/26/08     0.65%    2.85%      6.22      6.29     2,737,409      17,122,014   -36.36%     20.35%      2.37%
LINCOLN VIPT SSgA EMERGING MARKETS 100 SERVICE CLASS
            2008     6/26/08     0.65%    2.85%      6.01      6.08     2,345,082      14,179,848   -38.84%     21.08%      1.46%
LINCOLN VIPT SSGA INTERNATIONAL INDEX SERVICE CLASS
            2008     6/26/08     0.65%    2.85%      6.36      6.43     3,478,166      22,232,589   -35.72%     18.05%      1.74%
LINCOLN VIPT SSgA LARGE CAP 100 SERVICE CLASS
            2008     6/26/08     0.65%    2.85%      6.93      7.01     4,737,060      33,002,221   -31.01%      9.87%      0.83%
LINCOLN VIPT SSgA S&P 500 INDEX
            2008                 1.40%    1.80%      7.05      7.10        70,013         496,689   -38.19%    -38.07%      6.15%
            2007     4/27/07     1.40%    1.60%     11.41     11.47        22,682         259,980    -1.64%     -1.51%      1.11%
LINCOLN VIPT SSgA S&P 500 INDEX SERVICE CLASS
            2008                 0.65%    2.85%      6.68      7.08     9,350,393      64,897,157   -39.08%    -38.06%      5.62%
            2007     4/27/07     1.15%    2.80%     10.79     11.44     1,724,252      19,455,047    -3.29%      1.87%      1.23%
LINCOLN VIPT SSgA SMALL-CAP INDEX SERVICE CLASS
            2008                 0.65%    2.85%      5.81      5.98     4,021,344      23,798,001   -35.96%    -34.86%      1.31%
            2007      6/5/07     1.10%    2.80%      9.08      9.18       733,570       6,708,346   -10.14%     -0.28%      0.79%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ---------  ----------
LINCOLN VIPT SSgA SMALL-MID CAP 200 SERVICE CLASS
            2008     6/26/08     0.65%    2.85%    $ 7.18    $ 7.26     1,385,280  $    9,999,517   -34.57%     11.96%      1.49%
LINCOLN VIPT T. ROWE PRICE GROWTH STOCK SERVICE CLASS
            2008                 0.65%    2.80%      5.56      5.70     1,771,051      10,018,182   -43.59%    -42.71%      0.00%
            2007      6/1/07     1.25%    2.80%      9.85      9.94       678,322       6,726,070    -4.45%      2.43%      0.20%
LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP GROWTH
            2008                 1.30%    2.65%      6.94     10.71       149,632       1,390,133   -44.28%    -43.52%      0.00%
            2007                 1.30%    2.65%     15.81     19.12       166,583       2,745,922    10.62%     12.12%      0.00%
            2006                 1.30%    2.65%     14.19     17.02       154,402       2,284,009     6.41%      7.86%      0.00%
            2005                 1.30%    2.65%     13.24     16.08       133,778       1,832,318     6.94%      8.39%      0.00%
            2004                 1.30%    2.65%     12.31     13.87        97,110       1,220,901    11.53%     12.20%      0.00%
LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICCE CLASS
            2008                 0.65%    2.85%      6.90     10.10     1,579,142      13,817,663   -44.53%    -43.57%      0.00%
            2007                 1.15%    2.85%     12.22     17.94     1,103,701      17,411,255    10.12%     12.00%      0.00%
            2006                 1.15%    2.85%     11.55     16.05       771,700      11,235,624     5.94%      7.65%      0.00%
            2005                 1.25%    2.85%     14.59     14.92       398,136       5,537,906     7.16%      8.08%      0.00%
            2004                 1.35%    2.45%     13.73     13.81       122,805       1,688,413    11.46%     11.85%      0.00%
LINCOLN VIPT TEMPLETON GROWTH SERVICE CLASS
            2008                 0.65%    2.85%      5.87      6.03    11,336,582      67,756,355   -39.61%    -38.58%      2.42%
            2007      6/1/07     1.10%    2.80%      9.72      9.82     4,655,053      45,556,801    -4.11%      3.03%      2.40%
LINCOLN VIPT TURNER MID-CAP GROWTH SERVICE CLASS
            2008                 0.65%    2.80%      5.31      5.49     1,899,168      10,252,684   -50.83%    -49.99%      0.00%
            2007      6/4/07     1.10%    2.80%     10.78     10.98     1,108,808      12,033,220     1.67%      9.71%      0.00%
LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION
            2008                 1.30%    2.65%      7.73     10.81     1,511,001      15,329,718   -34.97%    -34.09%      5.79%
            2007                 1.30%    2.65%     11.87     16.54     2,317,237      36,186,157     3.59%      5.00%      1.67%
            2006                 1.30%    2.65%     11.45     15.89     2,597,901      39,013,663    11.63%     13.03%      1.39%
            2005                 1.30%    2.55%     13.01     14.18     2,005,959      26,758,516     4.11%      5.42%      1.53%
            2004                 1.30%    2.55%     12.43     13.03       884,987      11,179,606    11.35%     12.08%      1.94%
LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION SERVICE CLASS
            2008                 0.65%    2.85%      7.43     10.35     4,435,530      41,922,453   -35.26%    -34.15%      6.46%
            2007                 1.15%    2.85%     11.28     15.75     4,099,903      59,389,377     3.18%      4.90%      1.60%
            2006                 1.15%    2.80%     11.67     15.04     2,226,993      31,324,052    11.07%     12.75%      1.63%
            2005                 1.30%    2.80%     12.97     13.35       749,347       9,590,351     3.95%      5.10%      1.23%
            2004                 1.35%    2.45%     12.62     12.70       281,278       3,560,394    11.30%     11.75%      1.73%
LINCOLN VIPT WILSHIRE 2010 PROFILE SERVICE CLASS
            2008                 0.75%    2.70%      7.66      7.85       754,985       5,875,176   -26.12%    -24.97%      2.27%
            2007     7/11/07     1.15%    2.70%     10.37     10.47       122,994       1,280,749     0.02%      6.47%      0.41%
LINCOLN VIPT WILSHIRE 2020 PROFILE SERVICE CLASS
            2008                 0.75%    2.80%      7.25      7.43     1,286,969       9,484,720   -29.01%    -27.90%      1.65%
            2007     6/14/07     1.15%    2.70%     10.21     10.31       210,936       2,167,954    -1.81%      7.80%      0.36%
LINCOLN VIPT WILSHIRE 2030 PROFILE SERVICE CLASS
            2008                 0.75%    2.85%      6.94      7.09       646,887       4,561,711   -32.79%    -31.84%      0.93%
            2007      6/5/07     1.30%    2.70%     10.32     10.41        90,098         934,122    -2.40%      8.65%      0.40%
LINCOLN VIPT WILSHIRE 2040 PROFILE SERVICE CLASS
            2008                 1.30%    2.85%      6.35      6.49       517,107       3,326,300   -37.43%    -36.54%      0.24%
            2007     7/16/07     1.30%    2.70%     10.15     10.23        39,057         397,180    -2.92%      4.57%      1.08%
LINCOLN VIPT WILSHIRE AGGRESSIVE PROFILE SERVICE CLASS
            2008                 0.75%    2.85%      7.13      8.03     8,907,561      70,291,413   -42.29%    -41.27%      0.30%
            2007                 1.10%    2.85%     13.16     13.69     8,376,524     113,226,460     7.69%      9.37%      0.73%
            2006                 1.25%    2.80%     12.22     12.52     4,704,780      58,537,754    13.04%     14.81%      0.64%
            2005      6/6/05     1.25%    2.80%     10.81     10.91     1,642,617      17,873,575    -0.53%      8.81%      0.00%
LINCOLN VIPT WILSHIRE CONSERVATIVE PROFILE SERVICE CLASS
            2008                 0.75%    2.85%      8.92      9.44    21,489,015     199,198,042   -20.94%    -19.58%      2.03%
            2007                 1.15%    2.85%     11.23     11.75    13,219,924     153,394,187     4.49%      6.28%      1.94%
            2006                 1.15%    2.85%     10.79     11.07     7,119,991      78,175,548     6.00%      7.71%      1.52%
            2005      6/6/05     1.25%    2.85%     10.18     10.27     2,979,092      30,523,299    -0.58%      2.86%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ---------  ----------
LINCOLN VIPT WILSHIRE MODERATE PROFILE SERVICE CLASS
            2008                 0.65%    2.85%    $ 8.39    $ 9.01    73,977,108  $  654,007,813   -28.87%    -27.61%      1.88%
            2007                 1.10%    2.85%     11.98     12.47    52,232,085     642,331,531     5.99%      7.65%      1.28%
            2006                 1.25%    2.80%     11.30     11.58    32,019,579     367,914,736     8.68%     10.38%      0.92%
            2005      6/6/05     1.25%    2.80%     10.40     10.49     9,467,285      99,075,704     1.01%      5.00%      0.00%
LINCOLN VIPT WILSHIRE MODERATELY AGGRESSIVE PROFILE SERVICEE CLASS
            2008                 0.65%    2.85%      7.77      8.51    48,840,768     408,610,151   -35.45%    -34.31%      0.83%
            2007                 1.10%    2.85%     12.46     12.98    36,610,548     469,022,682     6.46%      8.18%      1.56%
            2006                 1.25%    2.85%     11.71     12.00    20,741,324     246,977,890    10.71%     12.44%      0.99%
            2005      6/6/05     1.25%    2.80%     10.58     10.67     5,843,065      62,178,857     0.30%      6.79%      0.00%
LORD ABBETT ALL VALUE CLASS VC
            2008    12/18/08     0.75%    1.15%     10.75     10.75         3,019          32,465     1.80%      3.60%      0.41%
MFS VIT CORE EQUITY SERVICE CLASS
            2008                 1.30%    2.65%      7.10     10.39       353,475       3,042,352   -40.91%    -40.11%      0.42%
            2007                 1.30%    2.65%     13.49     17.47       424,313       6,074,975     7.97%      9.44%      0.09%
            2006                 1.30%    2.65%     12.41     16.22       491,941       6,464,047    10.53%     12.04%      0.17%
            2005                 1.30%    2.65%     11.15     14.56       530,004       6,233,909    -1.19%      0.15%      0.54%
            2004                 1.30%    2.65%     11.20     14.62       450,863       5,312,294     9.92%     10.64%      0.17%
MFS VIT GROWTH
            2008                 1.40%    2.35%      8.03     11.79       378,142       3,066,522   -38.87%    -38.29%      0.24%
            2007                 1.40%    2.35%     13.00     19.24       517,426       6,774,626    18.60%     19.49%      0.00%
            2006                 1.40%    2.15%     10.88     16.22       687,510       7,517,503     5.60%      6.39%      0.00%
            2005                 1.40%    2.15%     10.23     12.11       891,376       9,143,587     7.40%      7.67%      0.00%
            2004                 1.40%    1.65%      9.50     11.27     1,097,291      10,435,949    11.11%     11.39%      0.00%
MFS VIT GROWTH SERVICE CLASS
            2008                 1.15%    2.65%      4.02     11.82       934,809       6,038,525   -39.18%    -38.35%      0.00%
            2007                 1.30%    2.65%      6.56     18.98     1,044,638      10,822,663    17.71%     19.31%      0.00%
            2006                 1.30%    2.65%      5.52     16.05     1,182,456      10,083,571     5.01%      6.22%      0.00%
            2005                 1.30%    2.45%      5.23     15.14     1,298,284      10,354,668     6.29%      7.52%      0.00%
            2004                 1.30%    2.45%      4.89     14.23     1,250,577       8,924,947    10.11%     11.26%      0.00%
MFS VIT TOTAL RETURN
            2008                 1.40%    2.35%     10.55     12.11     1,434,962      17,288,570   -23.95%    -23.22%      3.27%
            2007                 1.40%    2.35%     13.76     15.77     1,988,068      31,231,708     1.79%      2.77%      2.67%
            2006                 1.40%    2.35%     13.42     15.35     2,647,641      40,422,820     9.30%     10.34%      2.40%
            2005                 1.40%    2.35%     12.18     13.91     3,328,787      46,128,539     0.63%      1.39%      2.05%
            2004                 1.40%    2.15%     12.04     13.72     3,709,086      50,715,329     9.50%      9.77%      1.68%
MFS VIT TOTAL RETURN SERVICE CLASS
            2008                 0.65%    2.85%      8.32     11.24    25,474,232     256,544,245   -24.51%    -23.17%      2.88%
            2007                 1.10%    2.85%     11.02     14.67    25,882,431     346,662,283     1.01%      2.75%      2.31%
            2006                 1.15%    2.85%     10.91     14.31    24,265,011     322,763,764     8.49%     10.24%      2.04%
            2005                 1.25%    2.85%     11.96     13.00    19,428,172     241,264,525    -0.09%      1.27%      1.72%
            2004                 1.30%    2.65%     11.87     12.90    13,898,886     173,052,340     8.34%      9.59%      1.37%
MFS VIT UTILITIES
            2008                 1.40%    2.35%     14.01     21.62       995,022      15,767,161   -39.12%    -38.54%      1.59%
            2007                 1.40%    2.35%     22.83     35.45     1,272,814      32,805,573    25.18%     26.12%      1.00%
            2006                 1.40%    2.15%     18.14     28.32     1,684,550      34,300,683    28.47%     29.44%      2.06%
            2005                 1.40%    2.35%     14.04     15.74     2,112,594      33,244,903    14.93%     15.21%      0.61%
            2004                 1.40%    1.65%     12.21     13.66     2,231,354      30,455,785    28.07%     28.39%      1.49%
MFS VIT UTILITIES SERVICE CLASS
            2008                 0.65%    2.85%      8.88     21.44    12,430,632     159,125,862   -39.56%    -38.49%      1.28%
            2007                 1.10%    2.85%     14.44     35.18    12,469,463     266,499,135    23.97%     26.10%      0.71%
            2006                 1.15%    2.85%     13.90     28.15     8,120,398     137,578,687    27.34%     29.34%      1.71%
            2005                 1.25%    2.80%     10.81     21.94     5,828,235      77,763,713    13.52%     15.07%      0.47%
            2004                 1.30%    2.65%      9.44     19.21     3,708,140      41,924,765    27.21%     28.17%      1.24%
NB AMT MID-CAP GROWTH
            2008                 1.15%    2.80%      7.52     12.00     4,977,879      51,364,563   -44.94%    -44.02%      0.00%
            2007                 1.15%    2.80%     14.26     21.59     6,187,385     114,623,693    19.15%     21.01%      0.00%
            2006                 1.25%    2.80%     12.42     17.95     5,831,644      90,256,338    11.64%     13.27%      0.00%
            2005                 1.25%    2.70%     13.28     15.94     5,153,591      71,406,285    10.77%     12.27%      0.00%
            2004                 1.30%    2.65%     11.91     14.28     3,603,225      44,841,964    13.61%     14.81%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ---------  ----------
NB AMT REGENCY
            2008                 1.15%    2.85%    $ 6.01    $10.69     5,282,840  $   52,195,507   -47.35%    -46.44%      1.13%
            2007                 1.15%    2.85%     11.29     20.14     6,588,064     122,165,596     0.40%      2.12%      0.43%
            2006                 1.15%    2.85%     11.82     19.90     7,198,734     132,629,385     8.04%      9.78%      0.41%
            2005                 1.25%    2.85%     16.73     18.28     6,722,953     114,789,057     9.07%     10.55%      0.09%
            2004                 1.30%    2.65%     15.27     16.65     3,996,020      62,810,341    19.16%     20.78%      0.03%
OPPENHEIMER GLOBAL SECURITIES SERVICE CLASS
            2008    12/26/08     1.65%    1.65%     11.10     11.10           916          10,166     3.71%      3.71%      0.00%
PUTNAM VT GROWTH & INCOME CLASS IB
            2008                 1.30%    2.35%      7.63      9.43       332,327       2,633,726   -40.12%    -39.49%      2.24%
            2007                 1.30%    2.35%     12.68     15.72       432,588       5,673,498    -8.22%     -7.25%      1.33%
            2006                 1.30%    2.35%     13.77     17.31       518,444       7,357,174    13.39%     14.41%      1.54%
            2005                 1.30%    2.65%     12.11     15.21       589,211       7,329,537     2.94%      3.87%      1.57%
            2004                 1.30%    2.20%     11.73     14.73       645,292       7,734,644     8.97%      9.68%      1.54%
PUTNAM VT HEALTH SCIENCES CLASS IB
            2008                 1.30%    2.65%      8.92     10.59       537,709       5,006,622   -19.24%    -18.15%      0.00%
            2007                 1.30%    2.65%     10.97     12.94       465,168       5,315,846    -2.96%     -1.88%      0.84%
            2006                 1.30%    2.40%     11.26     13.32       635,211       7,443,615     0.35%      1.46%      0.35%
            2005                 1.30%    2.40%     11.17     13.20       898,624      10,374,349    10.79%     11.74%      0.04%
            2004                 1.30%    2.15%     10.06     11.88       733,632       7,624,955     5.06%      5.74%      0.18%
VAN KAMPEN CAPITAL GROWTH CLASS II
            2008    12/22/08     0.75%    0.75%     10.34     10.34           845           8,735     2.74%      2.74%      0.00%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2008.

                                                                      AGGREGATE     AGGREGATE
                                                                       COST OF      PROCEEDS
SUBACCOUNT                                                            PURCHASES    FROM SALES
------------------------------------------------------------------  ------------  ------------
AIM V.I. Capital Appreciation                                       $    286,956  $  1,895,173
AIM V.I. Capital Appreciation Class II                                    68,719       949,143
AIM V.I. Core Equity                                                     509,164     4,720,116
AIM V.I. Core Equity Class II                                            484,518     1,484,395
AIM V.I. International Growth                                            299,889     3,005,799
AIM V.I. International Growth Class II                                   526,821     2,448,254
ABVPSF Global Technology Class B                                      19,961,635    20,883,342
ABVPSF Growth and Income Class B                                      65,813,426    47,369,870
ABVPSF International Value Class B                                    89,325,443    66,232,280
ABVPSF Large Cap Growth Class B                                        1,398,693     6,801,739
ABVPSF Small/Mid Cap Value Class B                                    65,207,930    35,400,889
American Century VP Inflation Protection Class 2                     210,473,015    99,811,197
American Funds Global Growth Class 2                                 149,371,794    53,615,395
American Funds Global Small Capitalization Class 2                   125,001,904    75,218,232
American Funds Growth Class 2                                        567,091,631   229,045,425
American Funds Growth-Income Class 2                                 502,122,392   270,805,470
American Funds International Class 2                                 348,341,667   148,288,407
Delaware VIPT Capital Reserves Service Class                          90,619,235    25,323,344
Delaware VIPT Diversified Income Service Class                       228,605,716   105,355,631
Delaware VIPT Emerging Markets Service Class                         150,789,011    81,374,910
Delaware VIPT High Yield                                               7,442,663    12,337,175
Delaware VIPT High Yield Service Class                                91,081,686    63,448,173
Delaware VIPT International Value Equity                                 320,511     1,090,318
Delaware VIPT REIT                                                     5,263,370     5,042,751
Delaware VIPT REIT Service Class                                      81,858,102    57,115,895
Delaware VIPT Small Cap Value                                          1,741,142     6,642,881
Delaware VIPT Small Cap Value Service Class                           88,486,569    67,188,628
Delaware VIPT Trend                                                    2,953,776     4,915,784
Delaware VIPT Trend Service Class                                     33,555,977    30,642,899
Delaware VIPT U.S. Growth Service Class                                8,562,435     9,714,103
Delaware VIPT Value                                                    1,734,313     4,962,423
Delaware VIPT Value Service Class                                     41,290,347    43,681,280
DWS VIP Equity 500 Index                                               1,987,605    12,447,259
DWS VIP Equity 500 Index Service Class                                 8,918,919     9,619,234
DWS VIP Small Cap Index                                                2,432,714     3,822,862
DWS VIP Small Cap Index Service Class                                  6,744,236    12,016,169
Fidelity VIP Contrafund Service Class 2                              247,288,626   103,460,708
Fidelity VIP Equity-Income                                               847,737     5,677,389
Fidelity VIP Equity-Income Service Class 2                             5,166,631    21,421,639
Fidelity VIP Growth                                                      371,817     3,322,604
Fidelity VIP Growth Service Class 2                                   35,646,997    25,440,208
Fidelity VIP Mid Cap Service Class 2                                 162,550,401    50,611,404
Fidelity VIP Overseas                                                    884,192     1,653,207
Fidelity VIP Overseas Service Class 2                                 42,265,429    28,543,965
FTVIPT Franklin Income Securities Class 2                            261,431,313    81,011,119
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2               37,183,461    21,269,776
FTVIPT Mutual Shares Securities Class 2                              186,331,429    50,561,932
FTVIPT Templeton Global Income Securities Class 2                    345,617,224   124,412,189
FTVIPT Templeton Growth Securities Class 2                            20,250,199    40,490,460
Goldman Sachs VIT Growth & Income Service Class                           38,810             9
Janus Aspen Series Balanced Service Shares                             5,730,626     8,326,803
Janus Aspen Series Mid Cap Growth Service Shares                       4,234,150     7,356,434
Janus Aspen Series Worldwide Growth Service Shares                       235,212     1,025,782
Lincoln VIPT Baron Growth Opportunities Service Class                 40,617,501    12,406,292
Lincoln VIPT Capital Growth Service Class                              9,165,024     1,195,929
Lincoln VIPT Cohen & Steers Global Real Estate Service Class          45,577,940    13,557,138
Lincoln VIPT Columbia Value Opportunities Service Class                6,684,416     1,558,234
Lincoln VIPT Delaware Bond                                            27,194,901    75,706,662
Lincoln VIPT Delaware Bond Service Class                             264,129,437   151,375,034

                                                                      AGGREGATE     AGGREGATE
                                                                       COST OF      PROCEEDS
SUBACCOUNT                                                            PURCHASES    FROM SALES
------------------------------------------------------------------  ------------  ------------
Lincoln VIPT Delaware Growth and Income Service Class               $ 13,313,753  $  5,388,062
Lincoln VIPT Delaware Social Awareness                                 2,257,008     5,628,790
Lincoln VIPT Delaware Social Awareness Service Class                  14,481,022    19,062,735
Lincoln VIPT Delaware Special Opportunities Service Class             13,785,166     4,859,866
Lincoln VIPT FI Equity-Income Service Class                           18,979,013     6,695,207
Lincoln VIPT Janus Capital Appreciation                                  684,460     1,049,053
Lincoln VIPT Janus Capital Appreciation Service Class                 21,351,595    15,267,683
Lincoln VIPT Marsico International Growth Service Class               44,140,422    19,715,934
Lincoln VIPT MFS Value Service Class                                  97,936,529     9,421,156
Lincoln VIPT Mid-Cap Value Service Class                              16,799,833     8,086,257
Lincoln VIPT Mondrian International Value                              7,146,849    15,036,687
Lincoln VIPT Mondrian International Value Service Class               43,964,094    44,506,945
Lincoln VIPT Money Market                                            170,144,419   116,055,006
Lincoln VIPT Money Market Service Class                              738,954,154   390,036,739
Lincoln VIPT SSgA Bond Index Service Class                           132,545,957    11,392,406
Lincoln VIPT SSgA Developed International 150 Service Class           19,373,275     1,059,923
Lincoln VIPT SSgA Emerging Markets 100 Service Class                  16,343,940       913,970
Lincoln VIPT SSgA International Index Service Class                   25,329,593     1,716,906
Lincoln VIPT SSgA Large Cap 100 Service Class                         38,956,958     3,236,685
Lincoln VIPT SSgA S&P 500 Index                                          579,727       146,082
Lincoln VIPT SSgA S&P 500 Index Service Class                         75,824,453    13,474,541
Lincoln VIPT SSgA Small-Cap Index Service Class                       29,117,799     4,931,826
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                     13,314,574     2,215,607
Lincoln VIPT T. Rowe Price Growth Stock Service Class                 11,636,758     3,301,119
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                     416,725       729,781
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class    13,379,392     7,917,000
Lincoln VIPT Templeton Growth Service Class                           75,238,452    17,310,015
Lincoln VIPT Turner Mid-Cap Growth Service Class                      22,299,926    12,661,077
Lincoln VIPT UBS Global Asset Allocation                               6,157,262    14,101,268
Lincoln VIPT UBS Global Asset Allocation Service Class                33,589,054    20,323,238
Lincoln VIPT Wilshire 2010 Profile Service Class                       9,467,712     3,491,213
Lincoln VIPT Wilshire 2020 Profile Service Class                      13,585,692     3,847,649
Lincoln VIPT Wilshire 2030 Profile Service Class                       6,417,850     1,334,415
Lincoln VIPT Wilshire 2040 Profile Service Class                       6,856,748     2,574,415
Lincoln VIPT Wilshire Aggressive Profile Service Class                37,003,808    29,721,453
Lincoln VIPT Wilshire Conservative Profile Service Class             164,250,239    71,784,852
Lincoln VIPT Wilshire Moderate Profile Service Class                 396,302,827   132,691,589
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class    252,683,074   104,825,735
Lord Abbett All Value Class VC                                            31,324             3
MFS VIT Core Equity Service Class                                        276,651     1,138,325
MFS VIT Growth                                                           116,246     1,701,192
MFS VIT Growth Service Class                                           1,827,996     3,004,411
MFS VIT Total Return                                                   2,924,048     8,671,104
MFS VIT Total Return Service Class                                    83,996,775    70,537,711
MFS VIT Utilities                                                      7,184,354     9,594,633
MFS VIT Utilities Service Class                                      136,354,282    97,565,258
NB AMT Mid-Cap Growth                                                  6,750,547    26,059,971
NB AMT Regency                                                         6,651,930    28,516,838
Oppenheimer Global Securities Service Class                                9,800            --
Putnam VT Growth & Income Class IB                                     1,061,481     1,289,203
Putnam VT Health Sciences Class IB                                     3,026,494     2,329,267
Van Kampen Capital Growth Class II                                         8,501            --

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2008.

                                                                                  NET
                                                                      SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                             OWNED     VALUE     OF SHARES    COST OF SHARES
------------------------------------------------------------------  ----------  ------  --------------  --------------
AIM V.I. Capital Appreciation                                         198,811   $16.89     $ 3,357,912     $ 5,184,268
AIM V.I. Capital Appreciation Class II                                120,191    16.61       1,996,367       3,139,203
AIM V.I. Core Equity                                                  564,400    19.75      11,146,909      14,102,349

                                                                                  NET
                                                                      SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                             OWNED     VALUE     OF SHARES    COST OF SHARES
------------------------------------------------------------------  ----------  ------  --------------  --------------
AIM V.I. Core Equity Class II                                          194,241  $19.62  $    3,811,000  $    4,838,029
AIM V.I. International Growth                                          213,387   19.49       4,158,904       3,927,536
AIM V.I. International Growth Class II                                 189,595   19.23       3,645,908       3,941,337
ABVPSF Global Technology Class B                                     1,592,932   10.67      16,996,589      27,820,830
ABVPSF Growth and Income Class B                                     9,907,965   12.97     128,506,302     215,738,819
ABVPSF International Value Class B                                   8,038,272   10.93      87,858,313     176,737,939
ABVPSF Large Cap Growth Class B                                        750,795   18.03      13,536,831      18,336,679
ABVPSF Small/Mid Cap Value Class B                                   8,614,992    9.87      85,029,974     135,348,292
American Century VP Inflation Protection Class 2                    23,962,119    9.90     237,224,978     249,261,615
American Funds Global Growth Class 2                                15,631,337   13.88     216,962,962     331,381,893
American Funds Global Small Capitalization Class 2                  15,794,828   11.03     174,216,948     324,979,399
American Funds Growth Class 2                                       32,960,150   33.27   1,096,584,189   1,770,078,095
American Funds Growth-Income Class 2                                50,356,909   24.11   1,214,105,082   1,799,169,908
American Funds International Class 2                                46,610,968   12.19     568,187,704     842,507,207
Delaware VIPT Capital Reserves Service Class                         8,905,168    9.13      81,304,180      83,272,874
Delaware VIPT Diversified Income Service Class                      41,712,090    9.20     383,751,231     403,122,112
Delaware VIPT Emerging Markets Service Class                        12,561,843   11.24     141,195,119     255,120,756
Delaware VIPT High Yield                                             1,940,720    4.14       8,034,580      10,063,176
Delaware VIPT High Yield Service Class                              40,097,771    4.13     165,603,794     219,250,271
Delaware VIPT International Value Equity                                55,412    7.64         423,351         810,545
Delaware VIPT REIT                                                     885,851    6.64       5,882,054      11,896,253
Delaware VIPT REIT Service Class                                    14,747,485    6.62      97,628,352     218,469,257
Delaware VIPT Small Cap Value                                          517,825   18.64       9,652,264      12,023,323
Delaware VIPT Small Cap Value Service Class                         12,384,477   18.59     230,227,431     348,113,556
Delaware VIPT Trend                                                    422,173   16.61       7,012,292      12,424,371
Delaware VIPT Trend Service Class                                    3,202,880   16.24      52,014,774      89,725,793
Delaware VIPT U.S. Growth Service Class                              4,284,448    4.96      21,250,864      28,605,266
Delaware VIPT Value                                                    495,202   12.83       6,353,437       8,546,141
Delaware VIPT Value Service Class                                    7,267,593   12.81      93,097,869     141,963,718
DWS VIP Equity 500 Index                                             2,531,087    9.55      24,171,883      30,544,475
DWS VIP Equity 500 Index Service Class                               3,081,174    9.54      29,394,402      39,460,995
DWS VIP Small Cap Index                                                788,467    8.63       6,804,470       9,927,846
DWS VIP Small Cap Index Service Class                                2,139,403    8.62      18,441,657      30,076,013
Fidelity VIP Contrafund Service Class 2                             33,032,655   15.14     500,114,395     893,616,112
Fidelity VIP Equity-Income                                             579,412   13.18       7,636,644      13,306,121
Fidelity VIP Equity-Income Service Class 2                           3,652,095   13.00      47,477,240      82,867,575
Fidelity VIP Growth                                                    224,799   23.53       5,289,525       9,797,720
Fidelity VIP Growth Service Class 2                                  2,013,007   23.31      46,923,182      73,547,499
Fidelity VIP Mid Cap Service Class 2                                11,698,517   18.12     211,977,130     353,016,688
Fidelity VIP Overseas                                                  221,320   12.17       2,693,470       3,967,115
Fidelity VIP Overseas Service Class 2                                5,969,355   12.07      72,050,111     110,577,650
FTVIPT Franklin Income Securities Class 2                           31,645,881   11.34     358,864,287     519,269,646
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2              5,190,628   11.75      60,989,875     101,358,463
FTVIPT Mutual Shares Securities Class 2                             19,421,584   11.78     228,786,260     355,062,872
FTVIPT Templeton Global Income Securities Class 2                   23,278,741   17.10     398,066,469     384,263,368
FTVIPT Templeton Growth Securities Class 2                          10,203,032    8.20      83,664,864     139,122,950
Goldman Sachs VIT Growth & Income Service Class                          4,885    7.99          39,031          38,801
Janus Aspen Series Balanced Service Shares                           1,048,435   23.75      24,900,340      26,225,426
Janus Aspen Series Mid Cap Growth Service Shares                       344,362   20.70       7,128,299       9,499,433
Janus Aspen Series Worldwide Growth Service Shares                      94,744   19.10       1,809,609       2,572,190
Lincoln VIPT Baron Growth Opportunities Service Class                2,399,647   17.32      41,549,881      64,173,274
Lincoln VIPT Capital Growth Service Class                              478,681   16.02       7,668,473       9,087,320
Lincoln VIPT Cohen & Steers Global Real Estate Service Class         8,491,542    4.60      39,027,129      64,166,621
Lincoln VIPT Columbia Value Opportunities Service Class                560,571    6.82       3,824,214       5,422,453
Lincoln VIPT Delaware Bond                                          19,262,484   11.68     224,947,292     246,660,711
Lincoln VIPT Delaware Bond Service Class                            50,538,418   11.68     590,440,334     641,494,927
Lincoln VIPT Delaware Growth and Income Service Class                  859,343   20.96      18,014,409      28,044,271
Lincoln VIPT Delaware Social Awareness                                 577,103   22.41      12,931,146      15,674,160
Lincoln VIPT Delaware Social Awareness Service Class                 1,917,354   22.39      42,927,639      56,247,873
Lincoln VIPT Delaware Special Opportunities Service Class              343,858   24.09       8,284,223      11,692,589
Lincoln VIPT FI Equity-Income Service Class                          2,314,620    9.37      21,692,614      34,607,551

                                                                                  NET
                                                                      SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                             OWNED     VALUE     OF SHARES    COST OF SHARES
------------------------------------------------------------------  ----------  ------  --------------  --------------
Lincoln VIPT Janus Capital Appreciation                                172,687  $14.15    $  2,443,524   $  3,156,951
Lincoln VIPT Janus Capital Appreciation Service Class                1,765,656   14.09      24,874,567     34,798,574
Lincoln VIPT Marsico International Growth Service Class              2,780,374    8.28      23,015,936     40,968,760
Lincoln VIPT MFS Value Service Class                                 4,705,678   17.33      81,535,290     99,144,172
Lincoln VIPT Mid-Cap Value Service Class                             1,606,317    8.10      13,004,745     21,142,237
Lincoln VIPT Mondrian International Value                            2,145,798   13.34      28,631,389     35,684,527
Lincoln VIPT Mondrian International Value Service Class              7,879,108   13.35     105,146,702    140,391,631
Lincoln VIPT Money Market                                           17,878,421   10.00     178,784,205    178,784,173
Lincoln VIPT Money Market Service Class                             62,194,904   10.00     621,949,043    621,948,957
Lincoln VIPT SSgA Bond Index Service Class                          12,251,135   10.27     125,806,904    121,222,894
Lincoln VIPT SSgA Developed International 150 Service Class          3,006,295    5.65      16,997,592     18,243,479
Lincoln VIPT SSgA Emerging Markets 100 Service Class                 2,396,867    5.88      14,088,787     15,363,672
Lincoln VIPT SSgA International Index Service Class                  3,682,417    5.96      21,958,252     23,450,352
Lincoln VIPT SSgA Large Cap 100 Service Class                        4,995,650    6.56      32,791,447     35,357,409
Lincoln VIPT SSgA S&P 500 Index                                         79,639    6.24         496,710        649,097
Lincoln VIPT SSgA S&P 500 Index Service Class                       10,324,366    6.24      64,455,019     80,201,742
Lincoln VIPT SSgA Small-Cap Index Service Class                      2,071,542   11.42      23,663,226     30,388,011
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                    1,450,535    6.84       9,924,558     10,935,356
Lincoln VIPT T. Rowe Price Growth Stock Service Class                  945,158   10.62      10,040,418     14,508,934
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                   180,828    7.69       1,390,208      1,895,429
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class   1,822,775    7.58      13,818,458     20,337,389
Lincoln VIPT Templeton Growth Service Class                          3,489,051   19.37      67,579,428    101,165,228
Lincoln VIPT Turner Mid-Cap Growth Service Class                     1,724,909    5.95      10,259,759     19,672,108
Lincoln VIPT UBS Global Asset Allocation                             1,763,393    8.69      15,330,941     24,253,026
Lincoln VIPT UBS Global Asset Allocation Service Class               4,865,121    8.70      42,307,096     68,103,835
Lincoln VIPT Wilshire 2010 Profile Service Class                       743,446    7.90       5,875,450      6,970,500
Lincoln VIPT Wilshire 2020 Profile Service Class                     1,255,979    7.55       9,485,155     11,420,882
Lincoln VIPT Wilshire 2030 Profile Service Class                       624,664    7.30       4,561,919      5,762,395
Lincoln VIPT Wilshire 2040 Profile Service Class                       494,348    6.73       3,326,470      4,168,204
Lincoln VIPT Wilshire Aggressive Profile Service Class               8,641,645    8.23      71,146,662    107,908,276
Lincoln VIPT Wilshire Conservative Profile Service Class            21,064,808    9.47     199,567,995    234,789,849
Lincoln VIPT Wilshire Moderate Profile Service Class                72,074,650    9.07     654,005,375    839,732,498
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class   47,402,039    8.64     409,506,217    566,374,367
Lord Abbett All Value Class VC                                           2,744   11.83          32,466         31,321
MFS VIT Core Equity Service Class                                      294,815   10.32       3,042,488      3,624,686
MFS VIT Growth                                                         196,377   15.62       3,067,402      5,303,152
MFS VIT Growth Service Class                                           392,503   15.37       6,032,769      6,793,273
MFS VIT Total Return                                                 1,121,288   15.42      17,290,258     21,020,430
MFS VIT Total Return Service Class                                  16,843,256   15.24     256,691,217    331,068,695
MFS VIT Utilities                                                      864,515   18.24      15,768,762     19,488,088
MFS VIT Utilities Service Class                                      8,841,661   18.01     159,238,310    231,756,542
NB AMT Mid-Cap Growth                                                3,182,587   16.14      51,366,953     61,281,790
NB AMT Regency                                                       6,071,842    8.60      52,217,842     84,932,632
Oppenheimer Global Securities Service Class                                508   20.02          10,166          9,800
Putnam VT Growth & Income Class IB                                     229,629   11.47       2,633,844      4,761,322
Putnam VT Health Sciences Class IB                                     453,816   11.02       5,001,055      5,419,184
Van Kampen Capital Growth Class II                                         867   10.07           8,735          8,501

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2008 is as follows:

                                                                       UNITS        UNITS    NET INCREASE
                                                                      ISSUED      REDEEMED    (DECREASE)
                                                                     ---------   ----------  ------------
AIM V.I. Capital Appreciation                                           48,816     (296,931)   (248,115)
AIM V.I. Capital Appreciation Class II                                   6,505      (81,739)    (75,234)
AIM V.I. Core Equity                                                    28,846     (465,916)   (437,070)
AIM V.I. Core Equity Class II                                           37,714     (126,381)    (88,667)
AIM V.I. International Growth                                           20,588     (205,804)   (185,216)
AIM V.I. International Growth Class II                                  25,450     (125,005)    (99,555)
ABVPSF Global Technology Class B                                     2,166,931   (2,746,430)   (579,499)

                                                                       UNITS       UNITS     NET INCREASE
                                                                      ISSUED      REDEEMED    (DECREASE)
                                                                    ----------  -----------  ------------
ABVPSF Growth and Income Class B                                     3,537,908   (4,552,807)   (1,014,899)
ABVPSF International Value Class B                                  10,668,626   (8,803,038)    1,865,588
ABVPSF Large Cap Growth Class B                                        218,499     (913,478)     (694,979)
ABVPSF Small/Mid Cap Value Class B                                   4,446,503   (2,670,337)    1,776,166
American Century VP Inflation Protection Class 2                    20,831,729  (11,741,771)    9,089,958
American Funds Global Growth Class 2                                10,988,780   (5,724,689)    5,264,091
American Funds Global Small Capitalization Class 2                   6,791,766   (5,426,788)    1,364,978
American Funds Growth Class 2                                       39,795,079  (27,653,342)   12,141,737
American Funds Growth-Income Class 2                                44,223,420  (31,131,637)   13,091,783
American Funds International Class 2                                18,381,410  (14,549,165)    3,832,245
Delaware VIPT Capital Reserves Service Class                         9,100,718   (2,856,688)    6,244,030
Delaware VIPT Diversified Income Service Class                      22,626,845  (13,336,868)    9,289,977
Delaware VIPT Emerging Markets Service Class                         7,592,149   (5,333,401)    2,258,748
Delaware VIPT High Yield                                               628,277   (1,042,951)     (414,674)
Delaware VIPT High Yield Service Class                               7,547,952   (5,880,748)    1,667,204
Delaware VIPT International Value Equity                                10,589      (56,731)      (46,142)
Delaware VIPT REIT                                                      45,208     (205,209)     (160,001)
Delaware VIPT REIT Service Class                                     1,606,990   (3,563,149)   (1,956,159)
Delaware VIPT Small Cap Value                                           45,002     (332,479)     (287,477)
Delaware VIPT Small Cap Value Service Class                          7,169,680   (5,878,973)    1,290,707
Delaware VIPT Trend                                                     24,265     (315,027)     (290,762)
Delaware VIPT Trend Service Class                                    1,705,655   (2,934,520)   (1,228,865)
Delaware VIPT U.S. Growth Service Class                                927,737     (960,467)      (32,730)
Delaware VIPT Value                                                     44,195     (419,241)     (375,046)
Delaware VIPT Value Service Class                                    2,998,174   (4,064,265)   (1,066,091)
DWS VIP Equity 500 Index                                               166,691   (1,226,210)   (1,059,519)
DWS VIP Equity 500 Index Service Class                                 893,658     (791,288)      102,370
DWS VIP Small Cap Index                                                 86,326     (245,751)     (159,425)
DWS VIP Small Cap Index Service Class                                  345,098     (943,819)     (598,721)
Fidelity VIP Contrafund Service Class 2                             20,920,312  (10,802,255)   10,118,057
Fidelity VIP Equity-Income                                              71,497     (485,211)     (413,714)
Fidelity VIP Equity-Income Service Class 2                             451,480   (1,801,194)   (1,349,714)
Fidelity VIP Growth                                                     40,577     (323,102)     (282,525)
Fidelity VIP Growth Service Class 2                                  3,539,258   (2,792,225)      747,033
Fidelity VIP Mid Cap Service Class 2                                12,896,841   (6,559,578)    6,337,263
Fidelity VIP Overseas                                                   17,255     (116,183)      (98,928)
Fidelity VIP Overseas Service Class 2                                2,223,646   (2,217,163)        6,483
FTVIPT Franklin Income Securities Class 2                           28,062,414  (13,029,544)   15,032,870
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2              2,830,323   (2,530,520)      299,803
FTVIPT Mutual Shares Securities Class 2                             21,488,432   (8,153,380)   13,335,052
FTVIPT Templeton Global Income Securities Class 2                   32,198,682  (14,600,591)   17,598,091
FTVIPT Templeton Growth Securities Class 2                             900,528   (3,124,690)   (2,224,162)
Goldman Sachs VIT Growth & Income Service Class                          3,757           --         3,757
Janus Aspen Series Balanced Service Shares                             238,727     (607,830)     (369,103)
Janus Aspen Series Mid Cap Growth Service Shares                       206,594     (447,101)     (240,507)
Janus Aspen Series Worldwide Growth Service Shares                      18,682      (86,880)      (68,198)
Lincoln VIPT Baron Growth Opportunities Service Class                4,862,878   (1,831,448)    3,031,430
Lincoln VIPT Capital Growth Service Class                            1,301,578     (175,099)    1,126,479
Lincoln VIPT Cohen & Steers Global Real Estate Service Class         7,120,040   (2,677,665)    4,442,375
Lincoln VIPT Columbia Value Opportunities Service Class                793,160     (243,529)      549,631
Lincoln VIPT Delaware Bond                                           1,948,398   (6,082,512)   (4,134,114)
Lincoln VIPT Delaware Bond Service Class                            28,198,428  (18,938,806)    9,259,622
Lincoln VIPT Delaware Growth and Income Service Class                1,126,223     (649,714)      476,509
Lincoln VIPT Delaware Social Awareness                                  98,340     (422,481)     (324,141)
Lincoln VIPT Delaware Social Awareness Service Class                 1,077,882   (1,542,143)     (464,261)
Lincoln VIPT Delaware Special Opportunities Service Class            1,775,576     (676,077)    1,099,499
Lincoln VIPT FI Equity-Income Service Class                          1,925,369     (839,932)    1,085,437
Lincoln VIPT Janus Capital Appreciation                                 56,671      (76,236)      (19,565)
Lincoln VIPT Janus Capital Appreciation Service Class                1,857,192   (1,274,914)      582,278
Lincoln VIPT Marsico International Growth Service Class              4,845,811   (2,573,950)    2,271,861
Lincoln VIPT MFS Value Service Class                                13,193,798   (1,774,673)   11,419,125
Lincoln VIPT Mid-Cap Value Service Class                             2,341,952   (1,347,951)      994,001

                                                                       UNITS       UNITS     NET INCREASE
                                                                      ISSUED      REDEEMED    (DECREASE)
                                                                    ----------  -----------  ------------
Lincoln VIPT Mondrian International Value                              166,355     (775,208)    (608,853)
Lincoln VIPT Mondrian International Value Service Class              2,391,836   (2,951,614)    (559,778)
Lincoln VIPT Money Market                                           18,321,960  (13,496,913)   4,825,047
Lincoln VIPT Money Market Service Class                             79,563,380  (46,918,449)  32,644,931
Lincoln VIPT SSgA Bond Index Service Class                          13,977,577   (1,870,213)  12,107,364
Lincoln VIPT SSgA Developed International 150 Service Class          2,964,715     (227,306)   2,737,409
Lincoln VIPT SSgA Emerging Markets 100 Service Class                 2,541,299     (196,217)   2,345,082
Lincoln VIPT SSgA International Index Service Class                  3,866,572     (388,406)   3,478,166
Lincoln VIPT SSgA Large Cap 100 Service Class                        5,316,414     (579,354)   4,737,060
Lincoln VIPT SSgA S&P 500 Index                                         64,197      (16,866)      47,331
Lincoln VIPT SSgA S&P 500 Index Service Class                        9,488,623   (1,862,482)   7,626,141
Lincoln VIPT SSgA Small-Cap Index Service Class                      4,186,582     (898,808)   3,287,774
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                    1,681,052     (295,772)   1,385,280
Lincoln VIPT T. Rowe Price Growth Stock Service Class                1,558,514     (465,785)   1,092,729
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                    31,870      (48,821)     (16,951)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class   1,136,281     (660,840)     475,441
Lincoln VIPT Templeton Growth Service Class                          9,694,515   (3,012,986)   6,681,529
Lincoln VIPT Turner Mid-Cap Growth Service Class                     2,316,641   (1,526,281)     790,360
Lincoln VIPT UBS Global Asset Allocation                               217,332   (1,023,568)    (806,236)
Lincoln VIPT UBS Global Asset Allocation Service Class               2,165,647   (1,830,020)     335,627
Lincoln VIPT Wilshire 2010 Profile Service Class                     1,016,982     (384,991)     631,991
Lincoln VIPT Wilshire 2020 Profile Service Class                     1,518,172     (442,139)   1,076,033
Lincoln VIPT Wilshire 2030 Profile Service Class                       739,971     (183,182)     556,789
Lincoln VIPT Wilshire 2040 Profile Service Class                       834,718     (356,668)     478,050
Lincoln VIPT Wilshire Aggressive Profile Service Class               3,256,414   (2,725,377)     531,037
Lincoln VIPT Wilshire Conservative Profile Service Class            16,026,276   (7,757,185)   8,269,091
Lincoln VIPT Wilshire Moderate Profile Service Class                38,976,568  (17,231,545)  21,745,023
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class   24,513,514  (12,283,294)  12,230,220
Lord Abbett All Value Class VC                                           5,266       (2,247)       3,019
MFS VIT Core Equity Service Class                                       25,765      (96,603)     (70,838)
MFS VIT Growth                                                          13,053     (152,337)    (139,284)
MFS VIT Growth Service Class                                           239,676     (349,505)    (109,829)
MFS VIT Total Return                                                    67,078     (620,184)    (553,106)
MFS VIT Total Return Service Class                                   6,439,764   (6,847,963)    (408,199)
MFS VIT Utilities                                                      183,527     (461,319)    (277,792)
MFS VIT Utilities Service Class                                      6,824,308   (6,863,139)     (38,831)
NB AMT Mid-Cap Growth                                                  571,914   (1,781,420)  (1,209,506)
NB AMT Regency                                                         623,345   (1,928,569)  (1,305,224)
Oppenheimer Global Securities Service Class                                916           --          916
Putnam VT Growth & Income Class IB                                      20,835     (121,096)    (100,261)
Putnam VT Health Sciences Class IB                                     290,614     (218,073)      72,541
Van Kampen Capital Growth Class II                                         845           --          845

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                                       UNITS       UNITS     NET INCREASE
                                                                      ISSUED      REDEEMED    (DECREASE)
                                                                    ----------  -----------  ------------
AIM V.I. Capital Appreciation                                           30,380     (334,158)    (303,778)
AIM V.I. Capital Appreciation Class II                                  30,355      (99,907)     (69,552)
AIM V.I. Core Equity                                                    48,230     (636,436)    (588,206)
AIM V.I. Core Equity Class II                                           21,481     (191,309)    (169,828)
AIM V.I. International Growth                                           71,649     (251,989)    (180,340)
AIM V.I. International Growth Class II                                  87,789     (139,794)     (52,005)
ABVPSF Global Technology Class B                                     2,579,307   (1,891,039)     688,268
ABVPSF Growth and Income Class B                                     3,171,163   (3,529,339)    (358,176)
ABVPSF International Value Class B                                  14,867,242   (3,914,589)  10,952,653
ABVPSF Large Cap Growth Class B                                        244,454     (944,981)    (700,527)
ABVPSF Small/Mid Cap Value Class B                                   3,824,437   (2,108,261)   1,716,176
American Century VP Inflation Protection Class 2                     6,338,233   (5,157,238)   1,180,995
American Funds Global Growth Class 2                                 8,965,777   (2,555,598)   6,410,179
American Funds Global Small Capitalization Class 2                   6,562,884   (3,962,503)   2,600,381
American Funds Growth Class 2                                       33,331,993  (21,795,425)  11,536,568

                                                                       UNITS       UNITS     NET INCREASE
                                                                      ISSUED     REDEEMED     (DECREASE)
                                                                    ----------  -----------  ------------
American Funds Growth-Income Class 2                                35,474,159  (21,700,468)  13,773,691
American Funds International Class 2                                16,498,204  (10,074,980)   6,423,224
Delaware VIPT Capital Reserves Service Class                         1,469,860     (792,767)     677,093
Delaware VIPT Diversified Income Service Class                      13,596,273   (4,604,143)   8,992,130
Delaware VIPT Emerging Markets Service Class                         6,763,267   (3,139,454)   3,623,813
Delaware VIPT High Yield                                               818,409     (716,276)     102,133
Delaware VIPT High Yield Service Class                               5,914,676   (4,683,561)   1,231,115
Delaware VIPT International Value Equity                                 8,268      (62,834)     (54,566)
Delaware VIPT REIT                                                      74,449     (322,523)    (248,074)
Delaware VIPT REIT Service Class                                     3,969,731   (4,827,426)    (857,695)
Delaware VIPT Small Cap Value                                           46,639     (394,147)    (347,508)
Delaware VIPT Small Cap Value Service Class                          9,206,812   (5,472,532)   3,734,280
Delaware VIPT Trend                                                     45,769     (454,749)    (408,980)
Delaware VIPT Trend Service Class                                    1,527,350   (2,266,143)    (738,793)
Delaware VIPT U.S. Growth Service Class                                557,421     (593,081)     (35,660)
Delaware VIPT Value                                                    141,708     (348,747)    (207,039)
Delaware VIPT Value Service Class                                    5,684,077   (3,051,979)   2,632,098
DWS VIP Equity 500 Index                                               229,221   (1,244,684)  (1,015,463)
DWS VIP Equity 500 Index Service Class                               1,064,563     (813,052)     251,511
DWS VIP Small Cap Index                                                 67,869     (218,586)    (150,717)
DWS VIP Small Cap Index Service Class                                1,102,425     (651,153)     451,272
Fidelity VIP Contrafund Service Class 2                             16,712,465   (6,910,869)   9,801,596
Fidelity VIP Equity-Income                                             102,723     (520,601)    (417,878)
Fidelity VIP Equity-Income Service Class 2                             548,364   (1,386,001)    (837,637)
Fidelity VIP Growth                                                    106,386     (480,474)    (374,088)
Fidelity VIP Growth Service Class 2                                  3,560,101   (2,238,650)   1,321,451
Fidelity VIP Mid Cap Service Class 2                                11,356,799   (3,456,105)   7,900,694
Fidelity VIP Overseas                                                   46,025     (157,794)    (111,769)
Fidelity VIP Overseas Service Class 2                                1,743,228   (1,669,866)      73,362
FTVIPT Franklin Income Securities Class 2                           28,677,909   (5,005,135)  23,672,774
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2              2,922,370   (2,064,137)     858,233
FTVIPT Mutual Shares Securities Class 2                             18,703,610   (3,670,025)  15,033,585
FTVIPT Templeton Global Income Securities Class 2                   12,104,567   (3,361,441)   8,743,126
FTVIPT Templeton Growth Securities Class 2                           4,440,367   (2,831,745)   1,608,622
Janus Aspen Series Balanced Service Shares                             314,792     (665,541)    (350,749)
Janus Aspen Series Mid Cap Growth Service Shares                       208,303     (250,152)     (41,849)
Janus Aspen Series Worldwide Growth Service Shares                      95,338     (143,571)     (48,233)
Lincoln VIPT Baron Growth Opportunities Service Class                3,463,848     (532,549)   2,931,299
Lincoln VIPT Capital Growth Service Class                              216,120      (94,232)     121,888
Lincoln VIPT Cohen & Steers Global Real Estate Service Class         4,429,098     (537,550)   3,891,548
Lincoln VIPT Core                                                       32,331      (45,486)     (13,155)
Lincoln VIPT Core Service Class                                         87,693     (403,515)    (315,822)
Lincoln VIPT Delaware Bond                                           2,570,468   (5,809,108)  (3,238,640)
Lincoln VIPT Delaware Bond Service Class                            18,103,723  (10,336,801)   7,766,922
Lincoln VIPT Delaware Growth and Income Service Class                1,270,857     (325,895)     944,962
Lincoln VIPT Delaware Social Awareness                                 125,894     (319,092)    (193,198)
Lincoln VIPT Delaware Social Awareness Service Class                   880,776     (929,575)     (48,799)
Lincoln VIPT Delaware Special Opportunities Service Class              401,732      (37,716)     364,016
Lincoln VIPT FI Equity-Income Service Class                          1,071,663     (463,033)     608,630
Lincoln VIPT Growth                                                      2,892      (13,129)     (10,237)
Lincoln VIPT Growth Service Class                                      179,449     (858,843)    (679,394)
Lincoln VIPT Growth Opportunities Service Class                        129,697     (436,462)    (306,765)
Lincoln VIPT Janus Capital Appreciation                                100,451     (132,912)     (32,461)
Lincoln VIPT Janus Capital Appreciation Service Class                1,613,599     (586,051)   1,027,548
Lincoln VIPT Marsico International Growth Service Class              2,166,203     (309,483)   1,856,720
Lincoln VIPT MFS Value Service Class                                 1,369,284     (201,645)   1,167,639
Lincoln VIPT Turner Mid-Cap Growth Service Class                     1,884,172     (775,364)   1,108,808
Lincoln VIPT Mid-Cap Value Service Class                             1,861,577     (262,747)   1,598,830
Lincoln VIPT Mondrian International Value                              373,242     (774,271)    (401,029)
Lincoln VIPT Mondrian International Value Service Class              2,961,578   (2,377,490)     584,088
Lincoln VIPT Money Market                                           14,511,556  (13,252,858)   1,258,698
Lincoln VIPT Money Market Service Class                             49,025,144  (39,192,354)   9,832,790

                                                                       UNITS       UNITS     NET INCREASE
                                                                      ISSUED      REDEEMED    (DECREASE)
                                                                    ----------  -----------  ------------
Lincoln VIPT SSgA S&P 500 Index                                         24,882       (2,200)      22,682
Lincoln VIPT SSgA S&P 500 Index Service Class                        2,440,264     (716,012)   1,724,252
Lincoln VIPT SSgA Small-Cap Index Service Class                        796,934      (63,364)     733,570
Lincoln VIPT T. Rowe Price Growth Stock Service Class                  792,335     (114,013)     678,322
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                    45,174      (32,993)      12,181
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class     739,365     (407,364)     332,001
Lincoln VIPT Templeton Growth Service Class                          5,231,695     (576,642)   4,655,053
Lincoln VIPT UBS Global Asset Allocation                               318,727     (599,391)    (280,664)
Lincoln VIPT UBS Global Asset Allocation Service Class               2,623,708     (750,798)   1,872,910
Lincoln VIPT Columbia Value Opportunities Service Class                117,596      (30,488)      87,108
Lincoln VIPT Wilshire 2010 Profile Service Class                       139,156      (16,162)     122,994
Lincoln VIPT Wilshire 2020 Profile Service Class                       278,766      (67,830)     210,936
Lincoln VIPT Wilshire 2030 Profile Service Class                        95,562       (5,464)      90,098
Lincoln VIPT Wilshire 2040 Profile Service Class                        40,683       (1,626)      39,057
Lincoln VIPT Wilshire Aggressive Profile Service Class               5,605,612   (1,933,868)   3,671,744
Lincoln VIPT Wilshire Conservative Profile Service Class             9,871,873   (3,771,940)   6,099,933
Lincoln VIPT Wilshire Moderate Profile Service Class                30,499,839  (10,287,333)  20,212,506
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class   21,104,437   (5,235,213)  15,869,224
MFS VIT Core Equity Service Class                                       28,001      (95,629)     (67,628)
MFS VIT Growth                                                          27,636     (197,720)    (170,084)
MFS VIT Growth Service Class                                           309,594     (447,412)    (137,818)
MFS VIT Total Return                                                   140,437     (800,010)    (659,573)
MFS VIT Total Return Service Class                                   6,949,123   (5,331,703)   1,617,420
MFS VIT Utilities                                                      145,088     (556,824)    (411,736)
MFS VIT Utilities Service Class                                      7,479,568   (3,130,503)   4,349,065
NB AMT Mid-Cap Growth                                                1,996,758   (1,641,017)     355,741
NB AMT Regency                                                       1,286,016   (1,896,686)    (610,670)
Putnam VT Growth & Income Class IB                                      28,059     (113,915)     (85,856)
Putnam VT Health Sciences Class IB                                      66,394     (236,437)    (170,043)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company and
Contract Owners of Lincoln Life Variable Annuity Account N

We have audited the accompanying statement of assets and liabilities of Lincoln Life Variable Annuity Account N ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2008, the related statement of operations for the year or period then ended, and the related statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of in-vestments owned as of December 31, 2008, by correspondence with the fund companies, or their transfer agent, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Variable Annuity Account N at December 31, 2008, the results of their operations for the year or period then ended, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 13, 2009

                    Lincoln Life Variable Annuity Account N

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2008

     Statement of Operations - Year ended December 31, 2008

     Statements of Changes in Net Assets - Years ended December 31, 2008 and
     2007

     Notes to Financial Statements - December 31, 2008

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2008 and 2007

     Consolidated Statements of Income - Years ended December 31, 2008, 2007, and 2006

     Consolidated Statements of Shareholder's Equity - Years ended December 31, 2008, 2007, and 2006

     Consolidated Statements of Cash Flows - Years ended December 31, 2008, 2007, and 2006

     Notes to Consolidated Financial Statements - December 31, 2008

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolutions of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account N incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-40937) filed on November 25, 1997.

(2) None

(3) (a) Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.

   (b) Amendment to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29,
   1999.

   (c) Amendment to Schedule A of Selling Group Agreement dated February 14, 2000 incorporated herein by reference to Post-Effective Amendment No. 5
   (File No. 333-40937) filed on April 19, 2000.

   (d) Selling Group Agreement for ChoicePlus Assurance incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-36304) filed on April 13, 2004.

   (e) ChoicePlus Selling Agreement for Affiliates incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-36304) filed on April 13, 2004.

   (f) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(4) (a) Annuity Contract (30070-B) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (b) Annuity Payment Option Rider (32147) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (c) Interest Adjusted Fixed Account Rider (32143) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (d) DCA Fixed Account Rider (32145) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-135039) filed on June 15,
   2006.

   (e) Bonus Rider (32146) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (f) Persistency Credit Rider (32154) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (g) IRA Contract Amendment (28877) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.

   (h) Roth IRA Endorsement (5305) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.

   (i) Variable Annuity Rider (32793) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.

   (j) EEB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.

   (k) EGMDB prorate Rider (32149 5/03) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24,
   2003.

   (l) GOP prorate Rider (32148 5/03) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.

   (m) Variable Annuity Rider (32793 HWM 4/04) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-35780) filed on June 9, 2004.

   (n) Variable Annuity Income Rider (i4LA-NQ-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (o) Variable Annuity Income Rider (i4LA-Q-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (p) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 ( File No. 333-36136) filed on April 4, 2006.

   (q) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (r) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (s) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (t) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18,
   2006.

   (u) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (v) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (w) Form of Variable Annuity Rider (32793 5/06) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 333-36304) filed on June 7, 2006.

   (x) Form of Contract Specifications (B Share) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-135039) filed on June 15, 2006.

   (y) Form of Contract Specifications (Bonus) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-135039) filed on June 15, 2006.

   (z) Variable Annuity Payment Option Rider (I4LA-Q 1/07) incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-135039) filed on April 17, 2007.

   (aa) Variable Annuity Death Benefit Rider (DB-3 1/06) incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-135039) filed on April 17, 2007.

   (bb) Variable Annuity Living Benefits Rider (AR-512 2/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

   (cc) Variable Annuity Living Benefits Rider (AR-512 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (dd) Variable Annuity Living Benefits Rider (AR-512P 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (ee) Guaranteed Income Benefit Rider (AGIB 6/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (ff) Section 403(b) Annuity Endorsement (32481-I-12/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

(5) Application (CPD 1/08) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-135039) filed on April 8, 2008.

(6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

   (b) By-laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(7) (a) Automatic Indemnity Reinsurance Agreement Amended and Restated as of January 31, 2008 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 333-68842) filed on April 4, 2008.

(b) Automatic Reinsurance Agreement dated July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-138190) filed on April 8, 2008.

(8) (a) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

     (i) AllianceBernstein Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 333-68842) filed on April 3, 2009.

     (ii) American Century Variable Products incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 333-68842) filed on April
     3, 2009.

     (iii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3,
     2009.

     (iv) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1,
     2008.

     (v) DWS Investments VIT Funds incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 333-68842) filed on April 3, 2009.

     (vi) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (vii) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 333-68842) filed on April 3, 2009.

     (viii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 333-68842) filed on April 3, 2009.

     (ix) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (x) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (xi) BlackRock Variable Series Funds, Inc. (To Be Filed by Amendment)

     (x) DWS Variable Series II (To Be Filed by Amendment)

     (xi) PIMCO Variable Insurance Trust (To Be Filed by Amendment)
(b) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:

     (i) American Century Variable Products incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March 16,
     2009.

     (ii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
     2008.

     (iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March 16, 2009.

     (iv) Fidelity Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (v) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (vi) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (vii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
     2008.

     (viii) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

   (c) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York is incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(9) Opinion and Consent of Mary Jo Ardington, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-135039) filed on August 25, 2006.

(10) (a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
(b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company

(11) Not applicable

(12) Not applicable

(13) Organizational Chart of the Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 29
(File No. 333-61554) filed on March 16, 2009.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Variable Annuity Account N as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.


Name                        Positions and Offices with Depositor
-------------------------   ---------------------------------------------------------------
Dennis R. Glass**           President and Director
Chuck C. Cornelio**         Executive Vice President, Chief Administrative Officer
Frederick J. Crawford**     Executive Vice President, Chief Financial Officer and Director
Larry A. Samplatsky***      Vice President and Chief Compliance Officer
Mark E. Konen****           Senior Vice President and Director
See Yeng Quek*****          Senior Vice President, Chief Investment Officer and Director
Keith J. Ryan*              Vice President and Director
Dennis L. Schoff**          Senior Vice President and General Counsel
Rise' C.M. Taylor*          Vice President and Treasurer
C. Suzanne Womack**         Second Vice President and Secretary

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

** Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

        *** Principal business address is 350 Church Street, Hartford, CT 06103

     **** Principal business address is 100 North Greene Street, Greensboro, NC 27401

   ***** Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2009 there were 123,801 contract owners under Account N.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
David M. Kittredge*        Senior Vice President
Randal J. Freitag*         Vice President and Treasurer
Patrick J. Caulfield**     Vice President and Chief Compliance Officer
Joel Schwartz*             Vice President and Director
James Ryan*                Vice President and Director
Keith J. Ryan***           Vice President and Chief Financial Officer
Linda E. Woodward***       Secretary

    * Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

   (d) Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
      (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 3rd day of April, 2009.

      Lincoln Life Variable Annuity Account N (Registrant)
      Lincoln ChoicePlus Design

      By:   /s/ Delson R. Campbell
            ------------------------------------
            Delson R. Campbell
            Assistant Vice President, The Lincoln National Life Insurance
            Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)

      By:   /s/ Brian A. Kroll
            ------------------------------------
            Brian A. Kroll
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 3, 2009.


Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis R. Glass
*                                Executive Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Frederick J. Crawford
*                                Executive Vice President and Chief Adminstrative Officer
------------------------------
Charles C. Cornelio
*                                Senior Vice President and Director
------------------------------
Mark E. Konen
*                                Senior Vice President, Chief Investment Officer and Director
------------------------------
See Yeng Quek
*                                Vice President and Director
------------------------------
Keith J. Ryan
*By:/s/ Delson R. Campbell       Pursuant to a Power of Attorney
 ---------------------------
  Delson R. Campbell